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INDEX TO FINANCIAL STATEMENTS

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell and are not soliciting offers to buy these securities in any state where such offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 12, 2013

PRELIMINARY PROSPECTUS SUPPLEMENT
(to Prospectus dated August 1, 2013)

                  Shares

Main Street Capital Corporation
Common Stock

          We are offering for sale                  shares of our common stock.

          We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $25 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million.

          The LMM and Middle Market securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

          Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company.

          We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

          Our common stock is listed on the New York Stock Exchange under the symbol "MAIN." On August       , 2013, the last reported sale price of our common stock on the New York Stock Exchange was $          per share, and the net asset value per share of our common stock on June 30, 2013 (the last date prior to the date of this prospectus supplement on which we determined our net asset value per share) was $18.72.

          Investing in our common stock involves a high degree of risk, and should be considered highly speculative. See "Supplementary Risk Factors" beginning on page S-12 of this prospectus supplement and "Risk Factors" beginning on page 15 of the accompanying prospectus to read about factors you should consider, including the risk of leverage and dilution, before investing in our common stock.

          This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus supplement and the accompanying prospectus before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, or SEC. This information is available free of charge by contacting us at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056 or by telephone at (713) 350-6000 or on our website at www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

	Per share	Total

Public offering price	$	$
Underwriting discount (3.75%)	$	$
Proceeds, before expenses, to us(1)	$	$

(1)
We estimate that we will incur approximately $200,000 in offering expenses in connection with this offering.

          The underwriters have the option to purchase up to an additional                  shares of common stock at the public offering price, less the underwriting discount, within 30 days from the date of this prospectus supplement. If the option to purchase additional shares is exercised in full, the total public offering price will be $          , the total underwriting discount (3.75%) will be $          , and the total proceeds to us, before deducting estimated expenses payable by us of $200,000, will be $            .

          The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

          The underwriters expect to deliver the shares on or about August       , 2013.

RAYMOND JAMES	GOLDMAN, SACHS & CO.	BAIRD

The date of this prospectus supplement is August       , 2013

Prospectus
Prospectus Summary	1
Fees and Expenses	13
Risk Factors	15
Cautionary Statement Concerning Forward-Looking Statements	34
Use of Proceeds	34
Price Range of Common Stock and Distributions	35
Ratios of Earnings to Fixed Charges	39
Selected Financial Data	40
Management's Discussion and Analysis of Financial Condition and Results of Operations	42
Senior Securities	69
Business	70
Portfolio Companies	86
Management	99
Certain Relationships and Related Transactions	121
Control Persons and Principal Stockholders	123
Sales of Common Stock Below Net Asset Value	125
Dividend Reinvestment Plan	131
Description of Common Stock	132
Description of Our Preferred Stock	139
Description of Our Warrants	140
Description of Our Subscription Rights	142
Description of Our Debt Securities	144
Description of Our Units	158
Material U.S. Federal Income Tax Considerations	158
Regulation	166
Plan of Distribution	171
Custodian, Transfer and Distribution Paying Agent and Registrar	173
Brokerage Allocation and Other Practices	173
Legal Matters	173
Independent Registered Public Accounting Firm	173
Available Information	173
Privacy Notice	174
Index to Financial Statements	F-1

i

ABOUT THE PROSPECTUS

        This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which provides more information about the common stock we may offer from time to time. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control.

        You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of our common stock. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.

 Forward-Looking Statements

        Information contained in this prospectus supplement and the accompanying prospectus may contain forward-looking statements, which can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," or "continue" or the negative thereof or other variations thereon or comparable terminology. The matters described in the sections titled "Supplementary Risk Factors" in this prospectus supplement and "Risk Factors" in the accompanying prospectus and certain other factors noted throughout this prospectus supplement and the accompanying prospectus constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. We undertake no obligation to revise or update any forward-looking statements but advise you to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We note that the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995 does not apply to statements made in this prospectus supplement or the accompanying prospectus.

ii

PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand the terms of the common stock offered hereby, you should read the entire prospectus supplement and the accompanying prospectus carefully. Together, these documents describe the specific terms of the shares we are offering. You should carefully read the sections titled "Supplementary Risk Factors," "Selected Financial Data," "Interim Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Interim Financial Statements" in this prospectus supplement and the documents identified in the section titled "Available Information" in this prospectus supplement, as well as the section titled "Risk Factors" in the accompanying prospectus. Except as otherwise noted, all information in this prospectus supplement and the accompanying prospectus assumes no exercise of the underwriters' option to purchase additional shares.

 Organization

        Main Street Capital Corporation ("MSCC") was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Investment Manager acts as MSMF's manager and investment adviser. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by us, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        On January 7, 2010, MSCC consummated transactions (the "Exchange Offer") to exchange 1,239,695 shares of its common stock for approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is also managed by the Investment Manager. During the first quarter of 2012, MSCC exchanged 229,634 shares of its common stock to acquire all of the remaining minority ownership in the total dollar value of the MSC II limited partnership interests, including approximately 5% owned by affiliates of MSCC (the "Final MSC II Exchange"). After the completion of the Final MSC II Exchange, MSCC owns 100% of MSC II. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests and the Final MSC II Exchange, are collectively termed the "Exchange Offer Transactions."

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Investment Manager is also a direct wholly owned subsidiary that has elected to be a taxable entity. The Taxable Subsidiaries and the Investment Manager are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds, the Taxable Subsidiaries and, beginning April 1, 2013, the Investment Manager.

Overview

        We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. We seek to partner with entrepreneurs, business owners and management teams and generally provide "one stop" financing alternatives within our LMM portfolio. We invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States. Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $25 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million. Our private loan ("Private Loan") investments are made in businesses that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. The structure, terms and conditions for these Private Loan investments are typically consistent with the structure, terms and conditions for the loans made in our LMM portfolio or Middle Market portfolio.

        Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market or Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options, or a "one stop" financing solution. Providing customized, "one stop" financing solutions has become even more relevant to our LMM portfolio companies in the current investing environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Our LMM portfolio debt investments are generally secured by a first lien on the assets of the portfolio company and typically have a term of between five and seven years. We believe that our LMM investment strategy has a lower correlation to the broader debt and equity markets.

        As of June 30, 2013, we had debt and equity investments in 58 LMM portfolio companies with an aggregate fair value of approximately $555.3 million, with a total cost basis of approximately

$438.7 million, and a weighted average annual effective yield on our LMM debt investments of approximately 15.1%. As of June 30, 2013 approximately 75% of our total LMM portfolio investments at cost were in the form of debt investments and approximately 94% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies. At June 30, 2013, we had equity ownership in approximately 93% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. As of December 31, 2012, we had debt and equity investments in 56 LMM portfolio companies with an aggregate fair value of approximately $482.9 million, with a total cost basis of approximately $380.5 million, and a weighted average annual effective yield on our LMM debt investments of approximately 14.3%. As of December 31, 2012, approximately 75% of our total LMM portfolio investments at cost were in the form of debt investments and approximately 93.0% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies. At December 31, 2012, we had equity ownership in approximately 93% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. The weighted average annual yields were computed using the effective interest rates for all debt investments at June 30, 2013 and December 31, 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

        Additionally, we pursue investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in privately held companies that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and have an expected duration of between three and five years.

        As of June 30, 2013, we had Middle Market portfolio investments in 95 companies, collectively totaling approximately $445.2 million in fair value with a total cost basis of approximately $440.4 million. The weighted average revenue for the 95 Middle Market portfolio company investments was approximately $576.8 million as of June 30, 2013. As of June 30, 2013, substantially all of our Middle Market portfolio investments were in the form of debt investments and approximately 92% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 7.9% as of June 30, 2013. As of December 31, 2012, we had Middle Market portfolio investments in 79 companies, collectively totaling approximately $352.0 million in fair value with a total cost basis of approximately $348.1 million. The weighted average revenue for the 79 Middle Market portfolio company investments was approximately $533.6 million as of December 31, 2012. As of December 31, 2012, substantially all of our Middle Market portfolio investments were in the form of debt investments and approximately 91% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 8.0% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at June 30, 2013 and December 31, 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.

        Our Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of the companies included in our LMM portfolio or our Middle Market portfolio. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years.

        As of June 30, 2013, we had Private Loan portfolio investments in 11 companies, collectively totaling approximately $78.9 million in fair value with a total cost basis of approximately $79.3 million.

The weighted average revenue for the 11 Private Loan portfolio company investments was approximately $309.4 million as of June 30, 2013. As of June 30, 2013, 99% of our Private Loan portfolio investments were in the form of debt investments and all such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Private Loan portfolio debt investments was approximately 12.2% as of June 30, 2013. As of December 31, 2012, we had Private Loan portfolio investments in 9 companies, collectively totaling approximately $65.5 million in fair value with a total cost basis of approximately $64.9 million. The weighted average revenue for the 9 Private Loan portfolio company investments was approximately $230.5 million as of December 31, 2012. As of December 31, 2012, 99% of our Private Loan portfolio investments were in the form of debt investments and all such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Private Loan portfolio debt investments was approximately 14.8% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at June 30, 2013 and 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.

        As of June 30, 2013, we had Other Portfolio investments in 6 companies, collectively totaling approximately $34.6 million in fair value and approximately $32.3 million in cost basis and which comprised 3.1% of our Investment Portfolio at fair value as of June 30, 2013. As of December 31, 2012, we had Other Portfolio investments in 3 companies, collectively totaling approximately $24.1 million in both fair value and approximately $23.6 million in cost basis and which comprised 2.6% of our Investment Portfolio at fair value as of December 31, 2012.

        During the six months ended June 30, 2013, there were ten portfolio company investment transfers from the LMM and Middle Market portfolio investment categories to the Private Loan portfolio investment category totaling $69.6 million in fair value and $69.0 million in cost as of the date of transfer.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. An investor's return in MSCC will depend, in part, on the Funds' investment returns as MSMF and MSC II are both wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long-term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        MSCC and its consolidated subsidiaries are internally managed by the Investment Manager, a wholly owned subsidiary of MSCC, which employs all of the executive officers and other employees of Main Street. Because the Investment Manager is wholly owned by MSCC, Main Street does not pay any external investment advisory fees, but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly-traded and privately-held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio. For the three and six months ended June 30, 2013, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.6% and 1.6%, respectively, on an annualized basis, compared to 1.9% and 2.0%, respectively, on an annualized basis for the three and six months ended June 30, 2012 and 1.8% for the year ended December 31, 2012.

        During May 2012, MSCC and the Investment Manager executed an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"), a non publicly-traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. MSCC is initially providing such investment advisory services to HMS Adviser, but it is ultimately intended that the Investment Manager provide such services because the fees MSCC receives from such arrangement could otherwise have negative consequences on its ability to meet the source-of-income requirement necessary for it to maintain its RIC tax treatment (MSCC or the Investment Adviser, whichever is providing such investment advisory services, the "Sub-Adviser"). Certain relief must be obtained from the SEC before the Investment Manager is permitted to provide these services to HMS Adviser, which relief is being sought, but there can be no assurance that it will be obtained. Under the investment sub-advisory agreement, the Sub-Adviser is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. However, the Sub-Adviser has agreed to waive all such fees from the effective date of HMS Adviser's registration statement on Form N-2 through December 31, 2013. As a result, as of June 30, 2013, the Sub-Adviser has not received any base management fee or incentive fees under the investment sub-advisory agreement and the Sub-Adviser is not due any unpaid compensation for any base management fee or incentive fees under the investment sub-advisory agreement.

        You should be aware that investments in our portfolio companies carry a number of risks including, but not limited to, investing in companies which may have limited operating histories and financial resources and other risks common to investing in below investment grade debt and equity investments in private, smaller companies. Please see "Supplementary Risk Factors" in this prospectus supplement and "Risk Factors—Risks Related to Our Investments" in the accompanying prospectus for a more complete discussion of the risks involved with investing in our portfolio companies.

        Our principal executive offices are located at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056, and our telephone number is (713) 350-6000. We maintain a website at http://www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

Business Strategies

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We have adopted the following business strategies to achieve our investment objective. Please see "Business—Business Strategies" in the accompanying prospectus for a more complete discussion of our business strategies.

  •
  Deliver Customized Financing Solutions in the Lower Middle Market.  We offer to our LMM portfolio companies customized debt financing solutions with equity components that are tailored to the facts and circumstances of each situation.

  •
  Focus on Established Companies.  We generally invest in companies with established market positions, experienced management teams and proven revenue streams.

  •
  Leverage the Skills and Experience of Our Investment Team.  Our investment team has significant experience in lending to and investing in LMM and Middle Market companies.

  •
  Invest Across Multiple Companies, Industries, Regions and End Markets.  We seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets.

  •
  Capitalize on Strong Transaction Sourcing Network.  Our investment team seeks to leverage its extensive network of referral sources for portfolio company investments.

  •
  Benefit from Lower, Fixed, Long-Term Cost of Capital.  The SBIC licenses held by the Funds have allowed them to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt.

Investment Criteria

        Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments. Please see "Business—Investment Criteria" in the accompanying prospectus for a more complete discussion of our investment criteria.

  •
  Proven Management Team with Meaningful Equity Stake.  We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each LMM portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests.

  •
  Established Companies with Positive Cash Flow.  We seek to invest in established companies with sound historical financial performance.

  •
  Defensible Competitive Advantages/Favorable Industry Position.  We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

  •
  Exit Alternatives.  We exit our debt investments primarily through the repayment of our investment from internally generated cash flow of the portfolio company and/or refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.

Recent Developments

        In July 2013, we closed a LMM portfolio investment in Garreco, LLC ("Garreco") to facilitate a recapitalization of the company. The investment consists of $5.8 million in senior secured term debt and a $1.2 million direct equity investment. Garreco is headquartered in Heber Springs, Arkansas, and is a manufacturer and supplier of consumable products used to create dentures, crowns, and bridges in dental laboratories and clinics.

        In July 2013, we completed a new portfolio investment totaling $5.0 million of invested capital in ASC Interests, LLC ("ASC"). Our investment in ASC consists of $3.5 million in first lien, senior secured debt and a $1.5 million direct equity investment, and the proceeds of our investment were used by ASC to complete a management-led buyout of ASC Owners Group, LLC, dba American Shooting Centers. ASC, operating under the name American Shooting Centers since 1989, operates a 563 acre shooting complex located in George Bush Park, Harris County, Texas. ASC is among the premier outdoor shooting facilities in the United States. ASC's complex consists of rifle and pistol shooting lanes, a trap and skeet facility and sporting clays fields.

        In August 2013, we completed a follow on investment totaling $20.0 million in second lien senior subordinated secured debt in Daseke, Inc. ("Daseke"), to support Daseke's addition of Central Oregon Truck Company, Inc. ("COTC"). Founded in 1992 and based in Redmond, Oregon, COTC provides dedicated flatbed transportation and logistical services to the contiguous United States as well as parts of Canada.

        In August 2013, we closed a new portfolio investment totaling $16.8 million of invested capital in Southern RV, LLC and Southern RV Real Estate, LLC (collectively, "Southern RV"). Our investment in Southern RV consists of $14.6 million in first lien, senior secured term debt, of which $3.3 million is a first lien mortgage loan, and a $2.2 million direct equity investment. Southern RV is one of the largest dealers of new and used recreational vehicles ("RV") and related services in the Gulf Coast region.

        In August 2013, we announced the appointment of John E. Jackson as a new independent member of our Board of Directors. Simultaneous with Mr. Jackson's appointment to the Board, Todd A. Reppert retired as Executive Vice Chairman of Main Street and from the Investment Committee and Credit Committee and from the Board of Directors of MSCC in conjunction with a new investment initiative led by him which will focus on making debt and equity investments in private U.S. companies that are generally smaller than those currently being pursued by us for investment. Mr. Reppert will remain involved in managing our wholly owned SBIC funds while certain regulatory approvals are sought. As a part of his retirement, the Board accelerated the vesting of all of the unvested shares of restricted stock previously granted to him under our 2008 Equity Incentive Plan.

The Offering

Common stock offered by us	shares
Common stock outstanding prior to this offering	shares
Common stock to be outstanding after this offering	shares
Option to purchase additional shares	shares
Use of proceeds	The net proceeds from this offering (without exercise of the option to purchase additional shares and before deducting estimated expenses payable by us of approximately $200,000) will be $ .

We intend to initially use the net proceeds from this offering to repay outstanding debt borrowed under our $372.5 million Credit Facility. However, through re-borrowing of the initial repayments under our $372.5 million Credit Facility, we intend to use the net proceeds from this offering to make investments in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus, to make investments in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt, rated debt securities and other income producing investments, to pay our operating expenses and other cash obligations, and for general corporate purposes. See "Use of Proceeds" below.

Dividends and distributions	Our dividends and other distributions, if any, will be determined by our Board of Directors from time to time.

Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our RIC status and such other factors as our Board of Directors may deem relevant from time to time. From our IPO through the third quarter of 2008 we paid quarterly dividends, but in the fourth quarter of 2008 we began paying, and we intend to continue paying, monthly dividends to our stockholders.

When we make monthly distributions, we are required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes. In the future, our distributions may include a return of capital.

In May 2013, we declared regular monthly dividends of $0.155 per share for each of July, August and September 2013. These regular monthly dividends equate to a total of $0.465 per share for the third quarter of 2013. Investors who purchase shares of our common stock in this offering will be entitled to receive the September regular monthly dividend payment and subsequent dividends provided that they continue to hold such shares.

Taxation

MSCC has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our qualification as a RIC for federal income tax purposes, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See "Material U.S. Federal Income Tax Considerations" in the accompanying prospectus.

Risk factors

See "Supplementary Risk Factors" beginning on page S-12 of this prospectus supplement and "Risk Factors" beginning on page 15 of the accompanying prospectus for a discussion of risks you should carefully consider before deciding to invest in shares of our common stock.

New York Stock Exchange symbol	"MAIN"

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by "you," "us" or "Main Street," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	3.75	%(1)
Offering expenses (as a percentage of offering price)		%(2)
Dividend reinvestment plan expenses	—	(3)

Total stockholder transaction expenses (as a percentage of offering price)		%
Annual Expenses (as a percentage of net assets attributable to common stock):
Operating expenses	2.59	%(4)
Interest payments on borrowed funds	3.70	%(5)
Income tax expense	1.65	%(6)
Acquired fund fees and expenses	0.63	%(7)

Total annual expenses	8.57%

(1)
Represents the underwriting discount with respect to the shares sold by us in this offering.

(2)
The offering expenses of this offering borne by us are estimated to be approximately $200,000. If the underwriters exercise their option to purchase additional shares in full, the offering expenses borne by us (as a percentage of the offering price) will be approximately        %.

(3)
The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)
Operating expenses in this table represent the estimated expenses of MSCC and its consolidated subsidiaries, including the Investment Manager.

(5)
Interest payments on borrowed funds represent our estimated annual interest payments on borrowed funds based on current debt levels as adjusted for projected increases (but not decreases) in debt levels over the next twelve months.

(6)
Income tax expense relates to the accrual of (a) deferred taxes on the net unrealized appreciation from portfolio investments held in Taxable Subsidiaries and (b) excise, state and other taxes. Deferred taxes are non-cash in nature and may vary significantly from period to period. We are required to include deferred taxes in calculating our annual expenses even though deferred taxes are not currently payable. Due to the variable nature of deferred tax expense, which is a large portion of the income tax expense, and the difficulty in providing an estimate for future periods, this income tax expense estimate is based upon the actual amount of income tax expense for the year ended December 31, 2012.

(7)
Acquired fund fees and expenses represent the estimated indirect expense incurred due to investments in other investment companies and private funds.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above, and that you would pay a sales load of 3.75% (the underwriting discount to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$	$	$	$

        The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by (i) the market price per share of our common stock at the close of trading on the dividend payment date in the event that we use newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See "Dividend Reinvestment Plan" in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

SUPPLEMENTARY RISK FACTORS

        Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus supplement and the accompanying prospectus, you should consider carefully the following supplementary risk factors together with the risk factors beginning on page 15 of the accompanying prospectus before making an investment in our securities. The risks set out below and in the accompanying prospectus are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the events described herein or in the accompanying prospectus occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

         It is unclear how increased regulatory oversight and changes in the method for determining LIBOR may affect the value of the financial obligations to be held or issued by us that are linked to LIBOR, or how such changes could affect our results of operations or financial condition.

        As a result of concerns about the accuracy of the calculation of LIBOR, a number of British Bankers' Association, or BBA, member banks entered into settlements with certain regulators and law enforcement agencies with respect to the alleged manipulation of LIBOR, and there are ongoing investigations by regulators and governmental authorities in various jurisdictions. Following a review of LIBOR conducted at the request of the U.K. government, on September 28, 2012, recommendations for reforming the setting and governing of LIBOR were released, which are referred to as the Wheatley Review. The Wheatley Review made a number of recommendations for changes with respect to LIBOR, including the introduction of S-5 statutory regulation of LIBOR, the transfer of responsibility for LIBOR from the BBA to an independent administrator, changes to the method of the compilation of lending rates and new regulatory oversight and enforcement mechanisms for rate-setting and a reduction in the number of currencies and tenors for which LIBOR is published. Based on the Wheatley Review and on a subsequent public and governmental consultation process, on March 25, 2013, the U.K. Financial Services Authority published final rules for the U.K. Financial Conduct Authority's regulation and supervision of LIBOR, which are referred to as the FCA Rules. In particular, the FCA Rules include requirements that (1) an independent LIBOR administrator monitor and survey LIBOR submissions to identify breaches of practice standards and/or potentially manipulative behavior, and (2) firms submitting data to LIBOR establish and maintain a clear conflicts of interest policy and appropriate systems and controls. The FCA Rules took effect on April 2, 2013, and on July 9, 2013, NYSE Euronext was chosen to serve as the independent LIBOR administrator commencing in 2014. It is uncertain what additional regulatory changes or what changes, if any, in the method of determining LIBOR may be required or made by the U.K. government or other governmental or regulatory authorities. Accordingly, uncertainty as to the nature of such changes may adversely affect the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.

 USE OF PROCEEDS

        The net proceeds from the sale of the                        shares of common stock in this offering are $        , and $         if the underwriter's option to purchase additional shares is exercised in full, after deducting the underwriting discount and estimated offering expenses payable by us.

        We intend to initially use the net proceeds from this offering to repay outstanding debt borrowed under our $372.5 million Credit Facility. However, through re-borrowing of the initial repayments under our $372.5 million Credit Facility, we intend to use the net proceeds from this offering to make investments in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus, to make investments in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt, rated debt securities and other income producing investments, to pay our operating expenses and other cash obligations, and for general corporate purposes. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest bearing deposits or other short-term instruments. See "Risk Factors—Risks Relating to Our Securities—We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results" in the accompanying prospectus.

        At August 9, 2013, we had approximately $246.0 million outstanding under our $372.5 million Credit Facility. Our Credit Facility matures in September 2017, unless extended, and bears interest, at our election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.50% or (ii) the applicable base rate plus 1.50%. Amounts repaid under our $372.5 million Credit Facility will remain available for future borrowings. As of June 30, 2013, the interest rate on our $372.5 million Credit Facility was 2.69%.

        Affiliates of Raymond James & Associates, Inc., underwriters in this offering, act as lenders and/or agents under our $372.5 million Credit Facility. As described above, we intend to use net proceeds of this offering to repay the outstanding indebtedness under this Credit Facility, and such affiliates therefore may receive a portion of the proceeds from this offering through the repayment of those borrowings. See "Underwriting—Conflicts of Interest" below.

 CAPITALIZATION

        The following table sets forth our capitalization:

  •
  on an actual basis as of June 30, 2013; and

  •
  on an as-adjusted basis giving effect to the sale of                        shares of our common stock in this offering at the public offering price of $        per share, less estimated underwriting discounts and offering expenses payable by us.

        This table should be read in conjunction with "Interim Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Interim Financial Statements" in this prospectus supplement.

	As of June 30, 2013
	Actual	As-adjusted for this Offering
	(Unaudited)
	(in thousands, except shares)
Cash and cash equivalents	$41,220		$41,220
Marketable securities and idle funds investments (cost: $22,502)	21,759		21,759

Total cash and cash equivalents, marketable securities and idle funds investments	$62,979		$62,979

SBIC debentures (par: $225,000; par of $100,000 is recorded at a fair value of $87,123)	$212,123		$212,123
Credit facility(1)	215,000
Notes payable	92,000		92,000
Net asset value:
Common stock, $0.01 par value per share (150,000,000 shares authorized; 35,014,302 and shares issued and outstanding, actual and as adjusted for this offering, respectively)	350
Additional paid-in capital	553,011
Accumulated net investment income, net of cumulative dividends of $159,506	26,879		26,879
Accumulated net realized gain from investments (accumulated net realized gain from investments of $10,241 before cumulative dividends of $28,993)	(18,752)		(18,752)
Net unrealized appreciation, net of income taxes	93,895		93,895

Total net asset value	655,383

Total capitalization	$1,174,506	$

(1)
As of August 9, 2013, we had approximately $246.0 million outstanding under our $372.5 million credit facility. This table has not been adjusted to reflect our additional borrowings under the credit facility subsequent to June 30, 2013.

SELECTED FINANCIAL DATA

        The selected financial and other data below reflects the consolidated financial condition and the consolidated statement of operations of Main Street and its subsidiaries as of and for the years ended December 31, 2012, 2011, 2010, 2009 and 2008 and as of and for the six months ended June 30, 2013 and 2012. The selected financial data at December 31, 2012, 2011, 2010, 2009 and 2008 and for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, have been derived from consolidated financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. The selected financial data at June 30, 2013, and for the six months ended June 30, 2013 and 2012, have been derived from unaudited financial data but, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the financial condition and operating results for such interim periods. Interim results as of and for the six months ended June 30, 2013 are not necessarily indicative of the results that may be expected for the year ending December 31, 2013. You should read this selected financial data in conjunction with our "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Senior Securities" and the financial statements and related notes thereto in the accompanying prospectus and "Interim Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Interim Financial Statements" in this prospectus supplement.

	Six Months Ended June 30,		Years Ended December 31,
	2013	2012	2012	2011	2010	2009	2008
	(dollars in thousands)
	(Unaudited)
Statement of operations data:
Investment income:
Total interest, fee and dividend income	$52,763	$39,912	$88,858	$65,045	$35,645	$14,514	$16,123
Interest and dividends from idle funds and other	681	1,489	1,662	1,195	863	1,488	1,172

Total investment income	53,444	41,401	90,520	66,240	36,508	16,002	17,295

Expenses:
Interest	(9,424)	(8,044)	(15,631)	(13,518)	(9,058)	(3,791)	(3,778)
Compensation and related	(2,574)	—	—	—	—	—	—
General and administrative	(1,937)	(1,162)	(2,330)	(2,483)	(1,437)	(1,351)	(1,684)
Expenses reimbursed to Investment Manager	(3,189)	(5,359)	(10,669)	(8,915)	(5,263)	(570)	(1,007)
Share-based compensation	(1,205)	(1,161)	(2,565)	(2,047)	(1,489)	(1,068)	(511)

Total expenses	(18,329)	(15,726)	(31,195)	(26,963)	(17,247)	(6,780)	(6,980)

Net investment income	35,115	25,675	59,325	39,277	19,261	9,222	10,315
Total net realized gain (loss) from investments	403	4,809	16,479	2,639	(2,880)	(7,798)	1,398

Net realized income	35,518	30,484	75,804	41,916	16,381	1,424	11,713
Total net change in unrealized appreciation (depreciation)	14,948	20,380	39,460	28,478	19,639	8,242	(3,961)
Income tax benefit (provision)	(2,833)	(2,872)	(10,820)	(6,288)	(941)	2,290	3,182
Bargain purchase gain	—	—	—	—	4,891	—	—

Net increase in net assets resulting from operations	47,633	47,992	104,444	64,106	39,970	11,956	10,934
Noncontrolling interest	—	(54)	(54)	(1,139)	(1,226)	—	—

Net increase in net assets resulting from operations attributable to common stock	$47,633	$47,938	$104,390	$62,967	$38,744	$11,956	$10,934

Net investment income per share—basic and diluted	$1.01	$0.94	$2.01	$1.69	$1.16	$0.92	$1.13
Net realized income per share—basic and diluted	$1.02	$1.12	$2.56	$1.80	$0.99	$0.14	$1.29
Net increase in net assets resulting from operations attributable to common stock per share—basic and diluted	$1.37	$1.77	$3.53	$2.76	$2.38	$1.19	$1.20
Weighted average shares outstanding—basic and diluted	34,751,905	27,118,421	29,540,114	22,850,299	16,292,846	10,042,639	9,095,904

	As of June 30,		As of December 31,
	2013		2012		2011		2010		2009	2008
	(dollars in thousands)
	(Unaudited)
Balance sheet data:
Assets:
Total portfolio investments at fair value	$1,114,095		$924,431		$658,093		$407,987		$159,154	$127,007
Marketable securities and idle funds investments	21,759		28,535		26,242		9,577		839	4,390
Cash and cash equivalents	41,220		63,517		42,650		22,334		30,620	35,375
Receivable for securities sold	31,213		—		—		—		—	—
Interest receivable and other assets	12,168		14,580		6,539		4,524		1,510	1,101
Deferred financing costs, net of accumulated amortization	7,994		5,162		4,168		2,544		1,611	1,635
Deferred tax asset, net	—		—		—		1,958		2,716	1,121

Total assets	$1,228,449		$1,036,225		$737,692		$448,924		$196,450	$170,629

Liabilities and net assets:
SBIC debentures at fair value	$212,123		$211,467		$201,887		$155,558		$65,000	$55,000
Credit facility	215,000		132,000		107,000		39,000		—	—
Notes payable	92,000		—		—		—		—	—
Accounts payable for securities purchased	26,605		20,661		—		—		—	—
Deferred tax liability, net	11,006		11,778		3,776		—		—	—
Accounts payable and other liabilities	5,782		8,593		7,001		1,188		721	1,439
Interest payable	5,626		3,562		3,984		3,195		1,069	1,108
Dividend payable	4,924		5,188		2,856		—		—	726

Total liabilities	573,066		393,249		326,504		198,941		66,790	58,273
Total net asset value	655,383		642,976		405,711		245,535		129,660	112,356
Noncontrolling interest	—		—		5,477		4,448		—	—

Total liabilities and net assets	$1,228,449		$1,036,225		$737,692		$448,924		$196,450	$170,629

Other data:
Weighted average effective yield on LMM debt investments(1)	15.1%		14.3%		14.8%		14.5%		14.3%	14.0%
Number of LMM portfolio companies(2)	58		56		54		44		35	31
Weighted average effective yield on Middle Market debt investments(1)	7.9%		8.0%		9.5%		10.5%		11.8%	N/A
Number of Middle Market portfolio companies	95		79		57		32		6	N/A
Expense ratios (as percentage of average net assets):
Total expenses, including income tax expense	3.3%	(4)	8.2%	(3)	9.8%	(3)	8.8%	(3)	5.6%	6.1%
Operating expenses	2.8%	(4)	6.1%	(3)	8.0%	(3)	8.3%	(3)	5.6%	6.1%
Operating expenses, excluding interest expense	1.4%	(4)	3.0%	(3)	4.0%	(3)	4.0%	(3)	2.5%	2.8%

(1)
Weighted-average effective yield is calculated based on our debt investments at the end of each period and includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes liquidation fees payable upon repayment and any debt investments on non-accrual status.

(2)
Excludes the investment in affiliated Investment Manager, as discussed elsewhere in this prospectus supplement.

(3)
Ratios are net of amounts attributable to MSC II non-controlling interest.

(4)
Not annualized.

INTERIM MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following discussion should be read in conjunction with our consolidated financial statements and notes thereto contained elsewhere in this prospectus supplement.

        Statements we make in the following discussion which express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements that are subject to risks, uncertainties and assumptions. Our actual results, performance or achievements, or industry results, could differ materially from those we express in the following discussion as a result of a variety of factors, including the risks and uncertainties we have referred to under the headings "Forward-Looking Statements" and "Supplementary Risk Factors" in this prospectus supplement and "Cautionary Statement Concerning Forward-Looking Statements" and "Risk Factors" in the accompanying prospectus.

 ORGANIZATION

        Main Street Capital Corporation ("MSCC") was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Investment Manager acts as MSMF's manager and investment adviser. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by us, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        On January 7, 2010, MSCC consummated transactions (the "Exchange Offer") to exchange 1,239,695 shares of its common stock for approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is also managed by the Investment Manager. During the first quarter of 2012, MSCC exchanged 229,634 shares of its common stock to acquire all of the remaining minority ownership in the total dollar value of the MSC II limited partnership interests, including approximately 5% owned by affiliates of MSCC (the "Final MSC II Exchange"). After the completion of the Final MSC II Exchange, MSCC owns 100% of MSC II. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests and the Final MSC II Exchange, are collectively termed the "Exchange Offer Transactions."

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Investment Manager is also a direct wholly owned subsidiary that has elected to be a taxable entity. The Taxable Subsidiaries and the Investment Manager are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds, the Taxable Subsidiaries and, beginning April 1, 2013, the Investment Manager.

OVERVIEW

        We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. We seek to partner with entrepreneurs, business owners and management teams and generally provide "one stop" financing alternatives within our LMM portfolio. We invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States. Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $25 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million. Our private loan ("Private Loan") investments are made in businesses that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. The structure, terms and conditions for these Private Loan investments are typically consistent with the structure, terms and conditions for the loans made in our LMM portfolio or Middle Market portfolio.

        Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market or Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options, or a "one stop" financing solution. Providing customized, "one stop" financing solutions has become even more relevant to our LMM portfolio companies in the current investing environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Our LMM portfolio debt investments are generally secured by a first lien on the assets of the portfolio company and typically have a term of between five and seven years. We believe that our LMM investment strategy has a lower correlation to the broader debt and equity markets.

        As of June 30, 2013, we had debt and equity investments in 58 LMM portfolio companies with an aggregate fair value of approximately $555.3 million, with a total cost basis of approximately

$438.7 million, and a weighted average annual effective yield on our LMM debt investments of approximately 15.1%. As of June 30, 2013 approximately 75% of our total LMM portfolio investments at cost were in the form of debt investments and approximately 94% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies. At June 30, 2013, we had equity ownership in approximately 93% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. As of December 31, 2012, we had debt and equity investments in 56 LMM portfolio companies with an aggregate fair value of approximately $482.9 million, with a total cost basis of approximately $380.5 million, and a weighted average annual effective yield on our LMM debt investments of approximately 14.3%. As of December 31, 2012, approximately 75% of our total LMM portfolio investments at cost were in the form of debt investments and approximately 93.0% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies. At December 31, 2012, we had equity ownership in approximately 93% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. The weighted average annual yields were computed using the effective interest rates for all debt investments at June 30, 2013 and December 31, 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

        Additionally, we pursue investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in privately held companies that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and have an expected duration of between three and five years.

        As of June 30, 2013, we had Middle Market portfolio investments in 95 companies, collectively totaling approximately $445.2 million in fair value with a total cost basis of approximately $440.4 million. The weighted average revenue for the 95 Middle Market portfolio company investments was approximately $576.8 million as of June 30, 2013. As of June 30, 2013, substantially all of our Middle Market portfolio investments were in the form of debt investments and approximately 92% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 7.9% as of June 30, 2013. As of December 31, 2012, we had Middle Market portfolio investments in 79 companies, collectively totaling approximately $352.0 million in fair value with a total cost basis of approximately $348.1 million. The weighted average revenue for the 79 Middle Market portfolio company investments was approximately $533.6 million as of December 31, 2012. As of December 31, 2012, substantially all of our Middle Market portfolio investments were in the form of debt investments and approximately 91% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 8.0% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at June 30, 2013 and December 31, 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.

        Our Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of the companies included in our LMM portfolio or our Middle Market portfolio. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years.

        As of June 30, 2013, we had Private Loan portfolio investments in 11 companies, collectively totaling approximately $78.9 million in fair value with a total cost basis of approximately $79.3 million.

The weighted average revenue for the 11 Private Loan portfolio company investments was approximately $309.4 million as of June 30, 2013. As of June 30, 2013, 99% of our Private Loan portfolio investments were in the form of debt investments and all such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Private Loan portfolio debt investments was approximately 12.2% as of June 30, 2013. As of December 31, 2012, we had Private Loan portfolio investments in 9 companies, collectively totaling approximately $65.5 million in fair value with a total cost basis of approximately $64.9 million. The weighted average revenue for the 9 Private Loan portfolio company investments was approximately $230.5 million as of December 31, 2012. As of December 31, 2012, 99% of our Private Loan portfolio investments were in the form of debt investments and all such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Private Loan portfolio debt investments was approximately 14.8% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at June 30, 2013 and 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.

        As of June 30, 2013, we had Other Portfolio investments in 6 companies, collectively totaling approximately $34.6 million in fair value and approximately $32.3 million in cost basis and which comprised 3.1% of our Investment Portfolio at fair value as of June 30, 2013. As of December 31, 2012, we had Other Portfolio investments in 3 companies, collectively totaling approximately $24.1 million in both fair value and approximately $23.6 million in cost basis and which comprised 2.6% of our Investment Portfolio at fair value as of December 31, 2012.

        During the six months ended June 30, 2013, there were ten portfolio company investment transfers from the LMM and Middle Market portfolio investment categories to the Private Loan portfolio investment category totaling $69.6 million in fair value and $69.0 million in cost as of the date of transfer.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. An investor's return in MSCC will depend, in part, on the Funds' investment returns as MSMF and MSC II are both wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long-term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        MSCC and its consolidated subsidiaries are internally managed by the Investment Manager, a wholly owned subsidiary of MSCC, which employs all of the executive officers and other employees of Main Street. Because the Investment Manager is wholly owned by MSCC, Main Street does not pay any external investment advisory fees, but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly-traded and privately-held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio. For the three and six months ended June 30, 2013, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.6% and 1.6%, respectively, on an annualized basis, compared to 1.9% and 2.0%, respectively, on an annualized basis for the three and six months ended June 30, 2012 and 1.8% for the year ended December 31, 2012.

        During May 2012, MSCC and the Investment Manager executed an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"), a non publicly-traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. MSCC is initially providing such investment advisory services to HMS Adviser, but it is ultimately intended that the Investment Manager provide such services because the fees MSCC receives from such arrangement could otherwise have negative consequences on its ability to meet the source-of-income requirement necessary for it to maintain its RIC tax treatment (MSCC or the Investment Adviser, whichever is providing such investment advisory services, the "Sub-Adviser"). Certain relief must be obtained from the SEC before the Investment Manager is permitted to provide these services to HMS Adviser, which relief is being sought, but there can be no assurance that it will be obtained. Under the investment sub-advisory agreement, the Sub-Adviser is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. However, the Sub-Adviser has agreed to waive all such fees from the effective date of HMS Adviser's registration statement on Form N-2 through December 31, 2013. As a result, as of June 30, 2013, the Sub-Adviser has not received any base management fee or incentive fees under the investment sub-advisory agreement and the Sub-Adviser is not due any unpaid compensation for any base management fee or incentive fees under the investment sub-advisory agreement.

CRITICAL ACCOUNTING POLICIES

  Basis of Presentation

        Our financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For the three months ended March 31, 2013 and the three and six months ended June 30, 2012, our consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries. Beginning April 1, 2013, and for all periods thereafter, our consolidated financial statements also include the balance sheet and income statement accounts and other information for the Investment Manager reflected as a consolidated subsidiary (see further discussion below). The Investment Portfolio, as used herein, refers to all of our LMM portfolio investments, Middle Market portfolio investments, Private Loan portfolio investments, Other Portfolio investments and, for all periods up to and including March 31, 2013, the investment in the Investment Manager, but excludes all "Marketable securities and idle funds investments," and for all periods after March 31, 2013, the Investment Portfolio also excludes the Investment Manager. For all periods up to and including the period ending March 31, 2013, the Investment Manager was accounted for as a portfolio investment and was not consolidated with MSCC and its consolidated subsidiaries. For all periods after March 31, 2013, the Investment Manager is consolidated with MSCC and its other consolidated subsidiaries. Marketable securities and idle funds investments are classified as financial instruments and are reported separately on our Consolidated Balance Sheets and Consolidated Schedule of Investments due to the nature of such investments. Our results of operations for the three and six months ended June 30, 2013 and 2012, cash flows for the six months ended June 30, 2013 and 2012, and financial position as of June 30, 2013 and December 31, 2012, are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform with the current presentation, including certain investments previously included as part of the LMM portfolio or Middle Market portfolio that are now classified as part of the Private Loan portfolio and the reclassification of Investment Portfolio and Marketable securities and idle funds investment related activity from cash flows from investing activities to cash flows from operating activities.

        The accompanying unaudited consolidated financial statements of Main Street are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. The results of operations for the three and six months ended June 30, 2013 and June 30, 2012 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2012. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the "AICPA Guide"), we are precluded from consolidating portfolio company investments, including those in which we have a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if we hold a controlling interest in an operating company that provides all or substantially all of its services directly to us, or to an investment company of ours. None of the portfolio investments made by us qualify for this exception, except as discussed below with respect to the Investment Manager. Therefore, the Investment Portfolio is carried on the balance sheet at fair value, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on our Statement of Operations until the investment is realized, usually upon exit, resulting in any gain or loss being recognized as a "Net Realized Gain (Loss) from Investments." For all periods prior to and including March 31, 2013, the Investment Manager was accounted for as a portfolio investment and included as part of the Investment Portfolio in our consolidated financial statements. The Investment Manager was consolidated with MSCC and its other consolidated subsidiaries prospectively beginning April 1, 2013 as the controlled operating subsidiary was providing substantially all of its services directly or indirectly to Main Street or its portfolio companies.

  Portfolio Investment Valuation

        The most significant determination inherent in the preparation of our consolidated financial statements is the valuation of our Investment Portfolio and the related amounts of unrealized appreciation and depreciation. As of June 30, 2013 and December 31, 2012, approximately 91% and 89%, respectively, of our total assets at each date represented our Investment Portfolio valued at fair value. We are required to report our investments at fair value. We follow the provisions of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("Codification" or "ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements.

        Our business strategy calls for us to invest primarily in illiquid debt and equity securities issued by private, LMM companies and debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. We also categorize some of our investments in LMM companies and Middle Market companies as Private Loan portfolio investments, which are typically debt securities issued by companies that are consistent in size with either the LMM companies or Middle Market companies, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Our portfolio also includes Other Portfolio investments which primarily consist of investments which are not consistent with the typical profiles for our LMM portfolio investments, Middle Market portfolio investments or Private Loan portfolio investments, including investments which may be managed by third parties. All of these portfolio investments may be subject to restrictions on resale.

        LMM investments and Other Portfolio investments generally have no established trading market while Middle Market securities generally have established markets that are not active. Private Loan investments may include investments which have no established trading market or have established markets that are not active. We determine in good faith the fair value of our Investment Portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. Our valuation policy and process is intended to provide a consistent basis for determining the fair value of our portfolio.

        For LMM investments, we review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process. For Middle Market portfolio investments, we primarily use observable inputs such as quoted prices in the valuation process. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, we generally use a combination of observable inputs through obtaining third party quotes or other independent pricing and an approach similar to the income approach using a yield-to-maturity model used to value our LMM portfolio debt investments.

        For valuation purposes, "control" LMM portfolio investments are composed of debt and equity securities in companies for which we have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for our control LMM portfolio investments. As a result, for control LMM portfolio investments, we determine the fair value using a combination of market and income approaches. Under the market approach, we will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, we analyze various factors, including the portfolio company's historical and projected financial results. We allocate the enterprise value to investments in order of the legal priority of the various components of the portfolio company's capital structure. We will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate, and which includes using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. The valuation approaches for our control LMM portfolio investments estimate the value of the investment if we were to sell, or exit, the investment. In addition, these valuation approaches consider the value associated with our ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

        For valuation purposes, "non-control" LMM portfolio investments are composed of debt and equity securities in companies for which we do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for non-control LMM portfolio investments. For our non-control LMM portfolio investments, we use a combination of the market and income approaches to value our equity investments and the income approach to value our debt investments similar to the approaches used for our control LMM portfolio investments, and which includes using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Our estimate of the expected repayment date of a LMM debt security is generally the legal maturity date of the instrument, as we generally intend to hold our LMM loans and debt securities to maturity. The yield-to-maturity analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. We will use the value determined by the yield-to-maturity analysis as the fair value for that security; however, because of our general intent to hold our loans to maturity, the fair value will not exceed the face amount of the LMM debt security. A change in the assumptions that we use to estimate the fair value of our LMM debt securities using the yield-to-maturity analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a LMM debt security is in workout status, we may consider other factors in determining the fair value of the LMM debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Our Middle Market portfolio investments primarily consist of direct or secondary investments in interest-bearing debt securities in companies that are generally larger in size than the LMM companies included in our Investment Portfolio. For valuation purposes, all of our Middle Market portfolio investments are non-control investments for which we do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. We primarily use observable inputs to determine the fair value of these investments through obtaining third party quotes or other independent pricing, to the extent such sufficient observable inputs are available to determine fair value. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, we generally use a combination of observable inputs through obtaining third party quotes or other independent pricing and an approach similar to the income approach using a yield-to-maturity model used to value our LMM portfolio debt investments.

        Our Private Loan portfolio investments primarily consist of direct or secondary investments in interest-bearing debt securities in companies that are consistent with the size of companies included in our LMM portfolio or our Middle Market portfolio. For valuation purposes, all of our Private Loan portfolio investments are non-control investments for which we do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. As sufficient observable inputs to determine the fair value of these Private Loan portfolio investments through obtaining third party pricing or other independent pricing are not generally available, we generally use a combination of observable inputs through obtaining third party quotes or other independent pricing and an approach similar to the income approach using a yield-to-maturity model used to value our LMM portfolio debt investments.

        For valuation purposes, all of our Other Portfolio investments are non-control investments for which we generally do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Our Other Portfolio investments comprised 3.1% and 2.6%, respectively, of our Investment Portfolio at fair value as of June 30, 2013 and December 31, 2012. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. For our Other Portfolio equity investments, we determine the fair value based on the fair value of the portfolio company as determined by independent third parties and based on our proportional ownership in the portfolio company, as well as the financial position and assessed risk of each of these portfolio investments. For Other Portfolio debt investments with observable inputs, we determine the fair value of these investments through obtaining third party quotes or other independent pricing, to the extent such sufficient observable inputs are available to determine fair value. To the extent observable inputs are not available, we value these Other Portfolio debt investments through an approach similar to the income approach using a yield-to-maturity model used to value our LMM portfolio debt investments.

        Due to the inherent uncertainty in the valuation process, our determination of fair value for our Investment Portfolio may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

  Revenue Recognition

  Interest and Dividend Income

        We record interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with our valuation policy, we evaluate accrued interest and dividend income periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if we otherwise do not expect the debtor to be able to service all of its debt or other obligations, we will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, we will remove it from non-accrual status.

  Fee Income

        We may periodically provide services, including structuring and advisory services, to our portfolio companies or other third parties. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are deferred and accreted into interest income over the life of the financing.

  Payment-in-Kind ("PIK") Interest and Cumulative Dividends

        We hold debt and preferred equity instruments in our Investment Portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of these dividends in arrears may be deferred until such time as the preferred equity is redeemed. To maintain RIC tax treatment (as discussed below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though we may not have collected the PIK interest and cumulative dividends in cash. We will stop accruing PIK interest and cumulative dividends and will write off any accrued and uncollected interest and dividends in arrears when it is determined that such PIK interest and dividends in arrears are no longer collectible.

  Share-Based Compensation

        We account for our share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, we measured the grant date fair value based upon the market price of our common stock on the date of the grant and will amortize this fair value to share-based compensation expense over the requisite service period or vesting term.

  Income Taxes

        MSCC has elected to be treated for federal income tax purposes as a RIC. As a RIC, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders as dividends. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the prior year.

        The Taxable Subsidiaries hold certain portfolio investments for us. The Taxable Subsidiaries are consolidated with us for financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in our consolidated financial statements. The principal purpose of the Taxable Subsidiaries is to permit us to hold equity investments in portfolio companies which are "pass through" entities for tax purposes and continue to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with us for income tax purposes and may generate income tax expense, or benefit, and the related tax assets and liabilities, as a result of their ownership of various portfolio investments. This income tax expense, or benefit, if any, and related tax assets and liabilities, are reflected in our consolidated financial statements.

        The Investment Manager has elected, for tax purposes, to be treated as a taxable entity, is not consolidated with us for income tax purposes and is taxed at normal corporate tax rates based on its taxable income, or loss, and, as a result of its activities, may generate income tax expense or benefit. The Investment Manager permits us to receive third party fees and continue to comply with the "source income" requirements contained in the RIC tax provisions. The taxable income, or loss, of the Investment Manager may differ from its book income, or loss, due to temporary book and tax timing differences, as well as permanent differences. Through March 31, 2013, the Investment Manager provided for any tax expense, or benefit, and related tax assets or liabilities, in its separate financial statements. Beginning April 1, 2013, the Investment Manager is included in our consolidated financial statements reflected as a consolidated subsidiary and any income tax expense, or benefit, and related tax assets and liabilities are reflected in our consolidated financial statements.

        The Taxable Subsidiaries and the Investment Manager use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

 INVESTMENT PORTFOLIO COMPOSITION

        LMM portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies. The LMM debt investments are primarily secured by either a first or second lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally mature between five and seven years from the original investment date. In most LMM portfolio companies, we also receive nominally priced equity warrants and/or make direct equity investments, usually in connection with a debt investment.

        Middle Market portfolio investments primarily consist of direct or secondary investments in interest-bearing debt securities in companies that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien and typically have a term of between three and five years.

        Our Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of companies included in our LMM portfolio or our Middle Market portfolio. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years.

        The following tables summarize the composition of our total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at cost and fair value by type of investment as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments as of June 30, 2013 and December 31, 2012 (this information excludes the Other Portfolio investments and the Investment Manager).

Cost:	June 30, 2013	December 31, 2012
First lien debt	82.3%	81.1%
Equity	9.4%	10.4%
Second lien debt	5.5%	6.0%
Equity warrants	2.4%	1.9%
Other	0.4%	0.6%

	100.0%	100.0%

Fair Value:	June 30, 2013	December 31, 2012
First lien debt	73.4%	72.1%
Equity	17.7%	18.7%
Second lien debt	5.0%	5.4%
Equity warrants	3.6%	3.3%
Other	0.3%	0.5%

	100.0%	100.0%

        The following tables summarize the composition of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by geographic region of the United States or other countries at cost and fair value as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, as of June 30, 2013 and December 31, 2012 (this information excludes the Other Portfolio investments and the Investment Manager). The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

Cost:	June 30, 2013	December 31, 2012
West	24.4%	25.7%
Southwest	22.5%	27.7%
Northeast	17.4%	17.2%
Southeast	15.9%	10.1%
Midwest	14.2%	17.6%
Non-United States	5.6%	1.7%

	100.0%	100.0%

Fair Value:	June 30, 2013	December 31, 2012
Southwest	26.0%	31.3%
West	24.3%	25.3%
Northeast	16.1%	15.8%
Southeast	14.4%	9.1%
Midwest	14.2%	17.0%
Non-United States	5.0%	1.5%

	100.0%	100.0%

        Our LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments are in companies conducting business in a variety of industries. The following tables summarize the composition of our total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, by industry at cost and fair value as of June 30,

2013 and December 31, 2012 (this information excludes the Other Portfolio investments and the Investment Manager).

Cost:	June 30, 2013	December 31, 2012
Energy Equipment & Services	12.2%	8.4%
Media	7.6%	7.2%
Specialty Retail	5.9%	6.1%
Software	5.3%	8.3%
Commercial Services & Supplies	5.3%	6.4%
Health Care Providers & Services	5.3%	5.3%
Machinery	5.2%	6.7%
Construction & Engineering	4.2%	4.7%
Hotels, Restaurants & Leisure	2.9%	3.5%
Diversified Consumer Services	2.9%	3.2%
IT Services	2.8%	2.8%
Professional Services	2.8%	2.2%
Diversified Telecommunication Services	2.6%	0.0%
Electronic Equipment, Instruments & Components	2.2%	2.6%
Textiles, Apparel & Luxury Goods	2.1%	0.7%
Oil, Gas & Consumable Fuels	2.0%	1.6%
Insurance	1.9%	2.0%
Health Care Equipment & Supplies	1.9%	1.5%
Food Products	1.6%	2.0%
Electrical Equipment	1.5%	0.8%
Metals & Mining	1.5%	2.2%
Building Products	1.4%	2.0%
Aerospace & Defense	1.4%	1.9%
Communications Equipment	1.4%	1.2%
Consumer Finance	1.3%	1.2%
Chemicals	1.2%	2.0%
Containers & Packaging	1.2%	1.5%
Paper & Forest Products	1.1%	1.0%
Leisure Equipment & Products	1.1%	0.0%
Road & Rail	1.0%	1.0%
Trading Companies & Distributors	0.8%	1.0%
Construction Materials	0.5%	1.7%
Other(1)	7.9%	7.3%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

Fair Value:	June 30, 2013	December 31, 2012
Energy Equipment & Services	13.5%	10.2%
Media	7.2%	6.7%
Machinery	6.5%	8.3%
Health Care Providers & Services	5.3%	5.3%
Software	5.2%	7.9%
Commercial Services & Supplies	5.1%	6.1%
Specialty Retail	4.9%	4.9%
Construction & Engineering	4.5%	5.1%
Diversified Consumer Services	3.7%	4.0%
Hotels, Restaurants & Leisure	3.0%	3.5%
IT Services	2.5%	2.5%
Professional Services	2.4%	2.0%
Diversified Telecommunication Services	2.3%	0.0%
Electronic Equipment, Instruments & Components	2.1%	2.4%
Textiles, Apparel & Luxury Goods	1.9%	0.6%
Oil, Gas & Consumable Fuels	1.8%	1.4%
Insurance	1.7%	1.8%
Health Care Equipment & Supplies	1.7%	1.3%
Food Products	1.5%	1.8%
Trading Companies & Distributors	1.5%	1.7%
Road & Rail	1.5%	1.5%
Electrical Equipment	1.4%	0.7%
Metals & Mining	1.3%	1.9%
Aerospace & Defense	1.3%	1.7%
Paper & Forest Products	1.3%	1.2%
Communications Equipment	1.3%	1.1%
Chemicals	1.1%	1.8%
Containers & Packaging	1.1%	1.3%
Consumer Finance	1.1%	1.1%
Building Products	1.0%	1.5%
Leisure Equipment & Products	1.0%	0.0%
Transportation Infrastructure	0.8%	1.0%
Construction Materials	0.2%	1.4%
Other(1)	7.3%	6.3%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

        Our LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments carry a number of risks including, but not limited to: (1) investing in LMM, Middle Market, Private Loan and Other Portfolio companies which may have limited operating histories and financial resources; (2) holding investments that generally are not publicly traded and which may be subject to legal and other restrictions on resale; and (3) other risks common to investing in below investment grade debt and equity investments in our Investment Portfolio.

 PORTFOLIO ASSET QUALITY

        We utilize an internally developed investment rating system to rate the performance of each LMM portfolio company and to monitor our expected level of returns on each of our LMM investments in relation to our expectations for the portfolio company. The investment rating system takes into consideration various factors, including but not limited to each investment's expected level of returns and the collectability of our debt investments, comparisons to competitors and other industry participants and the portfolio company's future outlook. Investment Rating 1 represents a LMM portfolio company that is performing in a manner which significantly exceeds expectations. Investment Rating 2 represents a LMM portfolio company that, in general, is performing above expectations. Investment Rating 3 represents a LMM portfolio company that is generally performing in accordance with expectations. Investment Rating 4 represents a LMM portfolio company that is underperforming expectations. Investments with such a rating require increased monitoring and scrutiny by us. Investment Rating 5 represents a LMM portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of monitoring and scrutiny by us and involve the recognition of significant unrealized depreciation on such investment. All new LMM portfolio investments receive an initial Investment Rating of 3.

        The following table shows the distribution of our LMM portfolio investments on the 1 to 5 investment rating scale at fair value as of June 30, 2013 and December 31, 2012:

	June 30, 2013		December 31, 2012
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(dollars in thousands)
1	$182,907	32.9%	$167,154	34.6%
2	118,630	21.4%	117,157	24.3%
3	219,309	39.5%	174,754	36.2%
4	34,468	6.2%	23,799	4.9%
5	—	0.0%	—	0.0%

Totals	$555,314	100.0%	$482,864	100.0%

        Based upon our investment rating system, the weighted average rating of our LMM portfolio was approximately 2.2 as of June 30, 2013 and 2.1 as of December 31, 2012.

        For the total Investment Portfolio, as of June 30, 2013, we had one investment with positive fair value on non-accrual status which comprised 0.2% of the total Investment Portfolio at fair value and, together with another fully impaired investment, comprised approximately 0.7% of the total Investment Portfolio at cost. As of December 31, 2012, we had no investments with positive fair value on non-accrual status and one fully impaired investment which comprised approximately 0.2% of the total Investment Portfolio at cost, excluding the investment in the affiliated Investment Manager.

        The broader fundamentals of the United States economy remain mixed, and unemployment remains elevated. In the event that the United States economy contracts, it is likely that the financial results of small- to mid-sized companies, like those in which we invest, could experience deterioration or limited growth from current levels, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, we can provide no assurance that the performance of certain portfolio companies will not be negatively impacted by economic cycles or other conditions, which could also have a negative impact on our future results.

 DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS

	Three Months Ended June 30,		Net Change
	2013	2012	Amount	%
	(dollars in millions)
Total investment income	$27.8	$20.8	$7.0	33%
Total expenses	(10.0)	(8.0)	(2.0)	24%

Net investment income	17.8	12.8	5.0	39%
Net realized gain (loss) from investments	0.8	(3.3)	4.1

Net realized income	18.6	9.5	9.1	96%
Net change in unrealized appreciation (depreciation) from:
Portfolio investments	6.3	17.5	(11.2)
SBIC debentures, marketable securities and idle funds and investment in the Investment Manager	(0.1)	(1.8)	1.7

Total net change in unrealized appreciation	6.2	15.7	(9.5)
Income tax provision	(0.8)	(1.0)	0.2

Net increase in net assets resulting from operations attributable to common stock	$24.0	$24.2	$(0.2)	(1)%

	Three Months Ended June 30,		Net Change
	2013	2012	Amount	%
	(dollars in millions)
Net investment income	$17.8	$12.8	$5.0	39%
Share-based compensation expense	0.6	0.6	(0.0)	4%

Distributable net investment income(a)	18.4	13.4	5.0	38%
Net realized gain (loss) from investments	0.8	(3.3)	4.1

Distributable net realized income(a)	$19.2	$10.1	$9.1	91%

Distributable net investment income per share—
Basic and diluted(a)	$0.53	$0.49	$0.04	8%

Distributable net realized income per share—
Basic and diluted(a)	$0.55	$0.37	$0.18	49%

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. We believe presenting distributable net investment income and distributable net realized income, and related per share amounts, is useful and appropriate supplemental disclosure of information for analyzing our financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-U.S. GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such U.S. GAAP measures in analyzing our financial performance. A reconciliation of net investment income and net realized income in accordance with U.S. GAAP to distributable net investment income and distributable net realized income is presented in the table above.

  Investment Income

        For the three months ended June 30, 2013, total investment income was $27.8 million, a 33% increase over the $20.8 million of total investment income for the corresponding period of 2012. This comparable period increase was principally attributable to (i) a 6.4 million increase in interest income from higher average levels of portfolio debt investments and increased activity in the Investment Portfolio and (ii) a $1.0 million increase in dividend income from Investment Portfolio equity investments, partially offset by (i) a $0.3 million decrease in fee income due to lower LMM new deal activity and (ii) a $0.2 million decrease in Marketable securities and idle funds investments income. The $7.0 million increase in investment income in the second quarter of 2013 includes a $1.2 million net increase in investment income related to accelerated prepayment and repricing activity for certain portfolio debt investments and Marketable securities and idle funds investments when compared to the same period in 2012.

  Expenses

        For the three months ended June 30, 2013, total expenses increased to $10.0 million from $8.0 million for the corresponding period of 2012. This comparable period increase in operating expenses was principally attributable to (i) higher interest expenses of $1.4 million primarily as a result of the $92.0 million Notes offering in April 2013 and (ii) an increase in general and administrative expenses of $0.6 million, which is composed of $0.2 million in higher compensation and related expenses primarily as a result of additional personnel and a $0.4 million increase related to other general and administrative expenses compared to the corresponding period of 2012. The ratio of our total operating expenses, excluding interest expense, as a percentage of our average total assets was 1.6% on an annualized basis for the three months ended June 30, 2013, compared to 1.9% for the comparable period in the prior year.

  Distributable Net Investment Income

        Distributable net investment income increased 38% to $18.4 million, or $0.53 per share, compared with $13.4 million, or $0.49 per share, in the corresponding period of 2012. The increase in distributable net investment income was primarily due to the higher level of total investment income partially offset by higher operating expenses, due to the changes discussed above. Distributable net investment income on a per share basis for the three months ended June 30, 2013 reflects (i) an increase of approximately $0.03 per share from the comparable period in 2012 attributable to the increase in the comparable levels of accelerated prepayment and repricing activity for certain portfolio debt investments and Marketable securities and idle funds investments as discussed above and (ii) a greater number of average shares outstanding compared to the corresponding period in 2012 primarily due to the June 2012 and December 2012 follow-on stock offerings.

  Net Investment Income

        Net investment income for the three months ended June 30, 2013 was $17.8 million, or a 39% increase, compared to net investment income of $12.8 million for the corresponding period of 2012. The increase in net investment income was principally attributable to the increase in total investment income partially offset by higher operating expenses as discussed above.

  Distributable Net Realized Income

        Distributable net realized income was $19.2 million, or $0.55 per share, for the three months ended June 30, 2013 compared with distributable net realized income of $10.1 million, or $0.37 per share, in the corresponding period of 2012. The $9.1 million increase was primarily attributable to (i) the increase in net realized gain from investments of $4.1 million due primarily to the realized losses of $3.3 million incurred in the second quarter of 2012, and (ii) higher distributable net investment income in the three months ended June 30, 2013 compared to the corresponding period of 2012 as discussed above. The $0.8 million net realized gain from investments during the second quarter of 2013 was primarily attributable to net realized gains related to Middle Market debt and Marketable securities and idle funds investments.

  Net Realized Income

        The higher levels of net investment income and net realized gain from investments in the three months ended June 30, 2013 compared to the corresponding period of 2012, both as discussed above, resulted in a $9.1 million increase in net realized income compared with the corresponding period of 2012.

  Net Increase in Net Assets Resulting from Operations Attributable to Common Stock

        The net increase in net assets resulting from operations attributable to common stock during the three months ended June 30, 2013 was $24.0 million, or $0.69 per share, compared with a net increase of $24.2 million, or $0.88 per share, in the second quarter of 2012. This $0.2 million decrease from the comparable period in the prior year was the result of the $9.1 million increase in net realized income as discussed above, offset by a $9.5 million decrease in the net change in unrealized appreciation to $6.2 million in the second quarter of 2013, compared to $15.7 million for the comparable period in the prior year. The total net change in unrealized appreciation for the second quarter of 2013 of $6.2 million included a $6.3 million net change in unrealized appreciation from portfolio investments and a net change in unrealized appreciation of $0.6 million from the SBIC debentures held by MSC II, partially offset by a net unrealized depreciation from Marketable securities and idle funds investments of $0.7 million. The $6.3 million net change in unrealized appreciation from portfolio investments for the three months ended June 30, 2013 was principally attributable to (i) unrealized appreciation on 21 LMM portfolio investments totaling $10.0 million, partially offset by unrealized depreciation on 4 LMM portfolio investments totaling $1.0 million and (ii) net unrealized appreciation on Other Portfolio investments of $1.5 million, partially offset by (iii) $1.8 million of net unrealized depreciation on the Middle Market portfolio investments, (iv) $0.9 million of net unrealized depreciation on Private Loan portfolio investments, and (v) accounting reversals of net unrealized appreciation from prior periods of $1.5 million related to portfolio investment exits and repayments. For the three months ended June 30, 2013, we also recognized a net income tax provision of $0.8 million primarily related to other taxes of $0.7 million which include a $0.5 million accrual for excise tax on our estimated spillover taxable income and $0.2 million related to accruals for state and other taxes.

  Comparison of the six months ended June 30, 2013 and June 30, 2012

	Six Months Ended June 30,		Net Change
	2013	2012	Amount	%
	(dollars in millions)
Total investment income	$53.4	$41.4	$12.0	29%
Total expenses	(18.3)	(15.7)	(2.6)	17%

Net investment income	35.1	25.7	9.4	37%
Net realized gain (loss) from investments	0.4	4.8	(4.4)

Net realized income	35.5	30.5	5.0
Net change in unrealized appreciation (depreciation) from:
Portfolio investments	16.4	22.0	(5.6)
SBIC debentures, marketable securities and idle funds and investment in the Investment Manager	(1.5)	(1.6)	0.1

Total net change in unrealized appreciation	14.9	20.4	(5.5)
Income tax provision	(2.8)	(2.9)	0.1
Noncontrolling interest	—	(0.1)	0.1

Net increase in net assets resulting from operations attributable to common stock	$47.6	$47.9	$(0.3)	(1)%

	Six Months Ended June 30,		Net Change
	2013	2012	Amount	%
	(dollars in millions)
Net investment income	$35.1	$25.7	$9.4	37%
Share-based compensation expense	1.2	1.2	(0.0)	4%

Distributable net investment income(a)	36.3	26.9	9.4	35%
Net realized gain from investments	0.4	4.8	(4.4)

Distributable net realized income(a)	$36.7	$31.7	$5.0

Distributable net investment income per share—Basic and diluted(a)(b)	$1.05	$0.99	$0.06	6%

Distributable net realized income per share—Basic and diluted(a)(b)	$1.06	$1.17	$(0.11)	(9)%

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. We believe presenting distributable net investment income and distributable net realized income, and related per share amounts, is useful and appropriate supplemental disclosure of information for analyzing our financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-U.S. GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such U.S. GAAP measures in analyzing our financial performance. A reconciliation of net investment income and net realized income in accordance with U.S. GAAP to distributable net investment income and distributable net realized income is presented in the table above.

(b)
Per share amounts exclude the earnings attributable to the noncontrolling equity interests in MSC II not owned by Main Street for the periods prior to the completion of the Final MSC II Exchange during the first quarter of 2012.

  Investment Income

        For the six months ended June 30, 2013, total investment income was $53.4 million, a 29% increase over the $41.4 million of total investment income for the corresponding period of 2012. This comparable period increase was principally attributable to (i) a 10.6 million increase in interest income from higher average levels of portfolio debt investments and increased activity in the Investment Portfolio, and (ii) a $2.1 million increase in dividend income from portfolio equity investments, offset by (i) a $0.8 million decrease in interest and dividend income from Marketable securities and idle funds investments. The $12.0 million increase in investment income in the second quarter of 2013 includes a $1.5 million decrease in the amount of non-recurring investment income associated with debt repayment and financing activities in LMM portfolio investments included in investment income in the first six months of 2013 offset by a $1.5 million increase in the amount of investment income related to higher accelerated prepayment and repricing activity of certain Middle Market and Private Loan portfolio debt investments and Marketable securities and idle funds investments in the first six months of 2013, both when compared to the comparable period.

  Expenses

        For the six months ended June 30, 2013, total expenses increased to $18.3 million from $15.7 million for the corresponding period of 2012. This comparable period increase in operating expenses was principally attributable to (i) higher interest expenses of $1.4 million primarily as a result of the $92.0 million Notes offering in April 2013 and (ii) an increase in general and administrative expenses of $1.2 million, which is composed an increase of $0.7 million related to compensation and related expenses primarily as a result of additional personnel and an increase of $0.5 million related to other general and administrative expenses compared to the corresponding period of 2012. The ratio of our total operating expenses, excluding interest expense, as a percentage of our average total assets was 1.6% on an annualized basis for the six months ended June 30, 2013, compared to 2.0% for the comparable period in the prior year.

  Distributable Net Investment Income

        Distributable net investment income increased 35% to $36.3 million, or $1.05 per share, compared with $26.9 million, or $0.99 per share, in the corresponding period of 2012. The increase in distributable net investment income was primarily due to the higher level of total investment income partially offset by higher operating expenses, due to the changes discussed above. The distributable net investment income on a per share basis for the six months ended June 30, 2013 reflects the impact of a greater number of average shares outstanding compared to the corresponding period in 2012 primarily due to the June 2012 and December 2012 follow-on stock offerings.

  Net Investment Income

        Net investment income for the six months ended June 30, 2013 was $35.1 million, or a 37% increase, compared to net investment income of $25.7 million for the corresponding period of 2012. The increase in net investment income was principally attributable to the increase in total investment income partially offset by higher operating expenses as discussed above.

  Distributable Net Realized Income

        Distributable net realized income was $36.7 million, or $1.06 per share, for the six months ended June 30, 2013 compared with distributable net realized income of $31.7 million, or $1.17 per share, in the corresponding period of 2012. The $5.0 million increase was primarily attributable to higher distributable net investment income in the six months ended June 30, 2013 compared to the corresponding period of 2012 as discussed above, partially offset by a decrease in net realized gain from investments of $4.4 million. The $0.4 million net realized gain from investments during the six months ended June 30, 2013 was primarily attributable to related to Middle Market debt and Marketable securities investments and idle funds investments.

  Net Realized Income

        The higher net investment income, partially offset by lower level of net realized gain from investments, in the six months ended June 30, 2013 compared to the corresponding period of 2012, both as discussed above, resulted in a $5.0 million increase in net realized income compared with the corresponding period of 2012.

  Net Increase in Net Assets Resulting from Operations Attributable to Common Stock

        The net increase in net assets resulting from operations attributable to common stock during the six months ended June 30, 2013 was $47.6 million, or $1.37 per share, compared with a net increase of $47.9 million, or $1.77 per share, in the corresponding period of 2012. This $0.3 million decrease from the comparable period in the prior year was primarily the result of a $5.5 million decrease in the net change in unrealized appreciation to $14.9 million in the second quarter of 2013, compared to $20.4 million for the comparable period in the prior year, partially offset by the increase in net realized income as discussed above. The total net change in unrealized appreciation for the six months ended June 30, 2013 of $14.9 million included $16.4 million of net unrealized appreciation from portfolio investments, partially offset by net unrealized depreciation of $0.7 million on the SBIC debentures held by MSC II and by the net unrealized depreciation from Marketable securities and idle funds investments of $0.8 million. The $16.4 million net change in unrealized appreciation from portfolio investments for the six months ended June 30, 2013 was principally attributable to (i) unrealized appreciation on 25 LMM portfolio investments totaling $19.6 million, partially offset by unrealized depreciation on 13 LMM portfolio investments totaling $4.4 million, (ii) $2.9 million of net unrealized appreciation on the Middle Market investments and (iii) $1.8 million of net unrealized appreciation on the Other portfolio, partially offset by (i) accounting reversals of net unrealized appreciation from prior periods of $2.8 million related to portfolio investment exits and repayments and (ii) $0.7 million of net unrealized depreciation on the Private Loan investments. For the six months ended June 30, 2013, we also recognized a net income tax provision of $2.8 million related to deferred taxes of $1.4 million and other taxes of $1.4 million. The deferred taxes related primarily to net unrealized appreciation on equity investments held in our taxable subsidiaries. The other taxes include $0.9 million related to an accrual for excise tax on our estimated spillover taxable income and $0.5 million related to accruals for state and other taxes.

  Liquidity and Capital Resources

  Cash Flows

        For the six months ended June 30, 2013, we experienced a net decrease in cash and cash equivalents in the amount of $22.3 million. During the period, we used $155.2 million of cash for our operating activities, which resulted primarily from (i) cash flows we generated from the ordinary operating profits earned through our operating activities totaling $28.8 milllion, which is our $36.3 million of distributable net investment income, excluding the non-cash effects of the accretion of unearned income of $5.1 million, payment-in-kind interest income of $2.4 million, cumulative dividends of $0.5 million and the amortization expense for deferred financing costs of $0.5 million, (ii) cash uses totaling $409.7 million from (a) the funding of new portfolio company investments and settlement of accruals for portfolio investments existing as of December 31, 2012, which together total $353.6 million, (b) the funding of new Marketable securities and idle funds investments and settlement of accruals for Marketable securities and idle funds investments existing as of December 31, 2012, which together total $52.5 million, and (c) $3.6 million related to decreases in payables and accruals, and (iii) cash proceeds totaling $225.7 million from (a) $178.8 million in cash proceeds from the sales and repayments of debt and equity investments, (b) $42.5 million of cash proceeds from the sale of Marketable securities and idle funds investments, and (c) decreases in other assets of $4.4 million.

        During the six months ended June 30, 2013, $132.9 million in cash was provided by financing activities, which principally consisted of $89.0 million of net proceeds from the issuance of Notes and $83.0 million in net cash proceeds from our credit facility (the "Credit Facility"), partially offset by $38.8 million in cash dividends paid to stockholders.

  Capital Resources

        As of June 30, 2013, we had $41.2 million in cash and cash equivalents, $21.8 million in Marketable Securities and and idle funds investments and $157.5 million of unused capacity under the Credit Facility, which we maintain to support our future investment and operating activities. As of June 30, 2013, our net asset value totaled $655.4 million, or $18.72 per share.

        The Credit Facility was amended during the three months ended June 30, 2013 to provide for an increase from $287.5 million to $372.5 million in total commitments and to a diversified group of ten lenders. The Credit Facility contains an accordion feature which allows us to increase the total commitments under the facility up to $425.0 million from new or existing lenders on the same terms and conditions as the existing commitments.

        Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the applicable LIBOR rate (0.19%, as of June 30, 2013) plus 2.50% or (ii) the applicable base rate (Prime Rate, 3.25% as of June 30, 2013) plus 1.50%. We pay unused commitment fees of 0.375% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the assets of the Funds. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0, (ii) maintaining an asset coverage ratio of at least 2.5 to 1.0, and (iii) maintaining a minimum tangible net worth. The Credit Facility includes an initial revolving period through September 2015 followed by a two-year term out period with a final maturity in September 2017, and contains two, one-year extension options which could extend both the revolving period and the final maturity by up to two years, subject to certain conditions including lender approval. At June 30, 2013, we had $215.0 million in borrowings outstanding under the Credit Facility. As of June 30, 2013, the interest rate on the Credit Facility was 2.69%, and we were in compliance with all financial covenants of the Credit Facility.

        Due to each of the Funds' status as a licensed SBIC, we have the ability to issue, through the Funds, debentures guaranteed by the SBA at favorable interest rates. Under the regulations applicable to SBIC funds, an SBIC can have outstanding debentures guaranteed by the SBA generally in an amount up to twice its regulatory capital, which effectively approximates the amount of its equity capital. Debentures guaranteed by the SBA have fixed interest rates that equal prevailing 10-year Treasury Note rates plus a market spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid at any time with no prepayment penalty. On June 30, 2013, we, through the Funds, had $225 million of outstanding indebtedness guaranteed by the SBA, which carried a weighted average annual fixed interest rate of approximately 4.8%. The first maturity related to the SBIC debentures does not occur until 2014, and the remaining weighted average duration is approximately 5.9 years as of June 30, 2013.

        In April, 2013, we issued $92.0 million, including the underwriter's full exercise of the over-allotment option, in aggregate principal amount of 6.125% Notes due 2023 (the "Notes"). The Notes are unsecured obligations and rank pari passu with our current and future senior unsecured indebtedness; senior to any of our future indebtedness that expressly provides it is subordinated to the Notes; effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under our Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the Funds. The Notes mature on April 1, 2023, and may be redeemed in whole or in part at any time or from time to time at our option on or after April 1, 2018. As of June 30, 2013, the outstanding balance of the Notes was $92.0 million. Main Street may from time to time repurchase Notes in accordance with the 1940 Act and the rules promulgated thereunder.

        The Notes Indenture contains certain covenants, including covenants requiring our compliance with (regardless of whether we are subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring us to provide financial information to the holders of the Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Notes Indenture.

        We anticipate that we will continue to fund our investment activities through existing cash and cash equivalents and a combination of future debt and equity capital. Our primary uses of funds will be investments in portfolio companies, operating expenses and cash distributions to holders of our common stock.

        We periodically invest excess cash balances into Marketable securities and idle funds investments. The primary investment objective of Marketable securities and idle funds investments is to generate incremental cash returns on excess cash balances prior to utilizing those funds for investment in our LMM, Middle Market and Private Loan portfolio investments. Marketable securities and idle funds investments generally consist of debt investments, independently rated debt investments, certificates of deposit with financial institutions, diversified bond funds and public traded debt and equity investments. The composition of Marketable securities and idle funds investments will vary in a given period based upon, among other things, changes in market conditions, the underlying fundamentals in our Marketable securities and idle funds investments, our outlook regarding future LMM, Middle Market and Private Loan portfolio investment needs, and any regulatory requirements applicable to us.

        If our common stock trades below our net asset value per share, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. We did not seek approval to sell shares of our common stock below the then current net asset value per share of our common stock from our stockholders at our 2013 annual meeting of stockholders because our common stock price per share has been trading significantly above the current net asset value per share of our common stock. We would therefore need future approval from our stockholders to issue shares below the then current net asset value per share if we desire to issue shares of our common stock at a price below the then current net asset value per share.

        In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our taxable income, but we may also elect to periodically spillover certain excess undistributed taxable income from one tax year into the next tax year. In addition, as a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. In January 2008, we received an exemptive order from the SEC to exclude SBA-guaranteed debt securities issued by MSMF and any other wholly owned subsidiaries of ours which operate as SBICs from the asset coverage requirements of the 1940 Act as applicable to us, which, in turn, enables us to fund more investments with debt capital.

        Although we have been able to secure access to additional liquidity, including recent public stock offerings, our expanded $372.5 million Credit Facility, and the available leverage through the SBIC program, there is no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

  Recently Issued Accounting Standards

        From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by us as of the specified effective date. We believe that the impact of recently issued standards that are not yet effective will not have a material impact on our financial statements upon adoption.

  Inflation

        Inflation has not had a significant effect on our results of operations in any of the reporting periods presented herein. However, our portfolio companies have experienced, and may in the future experience, the impacts of inflation on their operating results, including periodic escalations in their costs for raw materials and required energy consumption.

  Off-Balance Sheet Arrangements

        We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. At June 30, 2013, we had a total of $101.3 million in outstanding commitments comprised of (i) eight commitments to fund revolving loans that had not been fully drawn and (ii) five capital commitments that had not been fully called.

  Contractual Obligations

        As of June 30, 2013, the future fixed commitments for cash payments in connection with our SBIC debentures and the Notes for each of the next five years and thereafter are as follows:

	2013	2014	2015	2016	2017	2018 and thereafter	Total
	(dollars in thousands)
SBIC debentures	$—	$6,000	$23,100	$5,000	$44,700	$146,200	$225,000
Interest due on SBIC debentures	5,455	10,893	10,382	9,241	8,353	17,690	62,014
Notes	—	—	—	—	—	92,000	92,000
Interest due on Notes	2,833	5,713	5,713	5,729	5,713	31,431	57,132

Total	$8,288	$22,606	$39,195	$19,970	$58,766	$287,321	$436,146

        As of June 30, 2013, we had $215.0 million in borrowings outstanding under our Credit Facility and the Credit Facility is currently scheduled to mature in September 2017. The Credit Facility contains two, one year extension options which could extend the maturity to September 2019. See further discussion of the Credit Facility terms in Liquidity and Capital Resources—Capital Resources.

  Related Party Transactions

        Subsequent to the completion of the Formation Transactions, the Investment Manager was treated as a wholly owned portfolio company of MSCC and was included as part of our Investment Portfolio through March 31, 2013. At December 31, 2012, the Investment Manager had a receivable of $4.1 million due from MSCC related to operating expenses incurred by the Investment Manager required to support our business. Beginning April 1, 2013, the accounts of the Investment Manager are included as a part of our consolidated financial statements and the Investment Manager is reflected as a consolidated subsidiary, as opposed to being a part of our Investment Portfolio, and any intercompany balances between the Investment Manager and MSCC or any of its other consolidated subsidiaries have been eliminated in consolidation.

        In June 2013, we adopted a deferred compensation plan for the non-employee members of our board of directors, which allows the directors at their option to defer all or a portion of the fees paid for their services as directors and have such deferred fees paid in shares of our common stock within 90 days after the participant's end of service as a director. As of June 30, 2013, $225,000 of directors' fees had been deferred under this plan. These deferred fees represented 8,239 shares of our common shares. These shares will not be issued or included as outstanding on the consolidated statement of changes in net assets until each applicable participant's end of service as a director, but will be included in operating expenses and weighted average shares outstanding on our consolidated statement of operations as earned.

  Recent Developments

        In July 2013, we closed a LMM portfolio investment in Garreco, LLC ("Garreco") to facilitate a recapitalization of the company. The investment consists of $5.8 million in senior secured term debt and a $1.2 million direct equity investment. Garreco is headquartered in Heber Springs, Arkansas, and is a manufacturer and supplier of consumable products used to create dentures, crowns, and bridges in dental laboratories and clinics.

        In July 2013, we completed a new portfolio investment totaling $5.0 million of invested capital in ASC Interests, LLC ("ASC"). Our investment in ASC consists of $3.5 million in first lien, senior secured debt and a $1.5 million direct equity investment, and the proceeds of our investment were used by ASC to complete a management-led buyout of ASC Owners Group, LLC, dba American Shooting Centers. ASC, operating under the name American Shooting Centers since 1989, operates a 563 acre shooting complex located in George Bush Park, Harris County, Texas. ASC is among the premier outdoor shooting facilities in the United States. ASC's complex consists of rifle and pistol shooting lanes, a trap and skeet facility and sporting clays fields.

        In August 2013, we completed a follow on investment totaling $20.0 million in second lien senior subordinated secured debt in Daseke, Inc. ("Daseke"), to support Daseke's addition of Central Oregon Truck Company, Inc. ("COTC"). Founded in 1992 and based in Redmond, Oregon, COTC provides dedicated flatbed transportation and logistical services to the contiguous United States as well as parts of Canada.

        In August 2013, we closed a new portfolio investment totaling $16.8 million of invested capital in Southern RV, LLC and Southern RV Real Estate, LLC (collectively, "Southern RV"). Our investment in Southern RV consists of $14.6 million in first lien, senior secured term debt, of which $3.3 million is a first lien mortgage loan, and a $2.2 million direct equity investment. Southern RV is one of the largest dealers of new and used recreational vehicles ("RV") and related services in the Gulf Coast region.

        In August 2013, we announced the appointment of John E. Jackson as a new independent member of our Board of Directors. Simultaneous with Mr. Jackson's appointment to the Board,

Todd A. Reppert retired as Executive Vice Chairman of Main Street and from the Investment Committee and Credit Committee and from the Board of Directors of MSCC in conjunction with a new investment initiative led by him which will focus on making debt and equity investments in private U.S. companies that are generally smaller than those currently being pursued by us for investment. Mr. Reppert will remain involved in managing our wholly owned SBIC funds while certain regulatory approvals are sought. As a part of his retirement, the Board accelerated the vesting of all of the unvested shares of restricted stock previously granted to him under our 2008 Equity Incentive Plan.

UNDERWRITING

        Under the terms and subject to the conditions contained in an underwriting agreement dated August     , 2013, the underwriters named below, for whom Raymond James & Associates, Inc. and Goldman, Sachs & Co. are acting as representatives, have severally agreed to purchase, and we have agreed to sell to them, the number of shares of common stock indicated below:

Underwriter	Number of Shares
Raymond James & Associates, Inc.
Goldman, Sachs & Co.
Robert W. Baird & Co. Incorporated

Total

        The underwriting agreement provides that the obligations of the underwriters to pay for and accept delivery of the shares of common stock offered hereby are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are severally obligated to take and pay for all shares of common stock offered hereby (other than those covered by the underwriters' option to purchase additional shares described below) if any such shares are taken. The offering of the common stock by the underwriters is subject to receipt and acceptance and subject to the underwriters' right to reject any order in whole or in part. We have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act.

        Our common stock is listed on the New York Stock Exchange under the symbol "MAIN."

Option to Purchase Additional Shares

        We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus supplement, to purchase up to an aggregate of                        additional shares of common stock at the public offering price set forth on the cover page hereof, less the underwriting discount. To the extent such option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares of common stock as the number set forth next to such underwriter's name in the preceding table bears to the total number of shares set forth next to the names of all underwriters in the preceding table.

Lock-Up Agreements

        We, and certain of our executive officers and directors, have agreed, subject to certain exceptions, not to issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, transfer, grant any option to purchase, establish an open put equivalent position or otherwise dispose of or agree to dispose of directly or indirectly, any shares of our common stock, or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any right to acquire shares of our common stock, for 30 days from the date of this prospectus supplement, subject to extension upon material announcements or earnings releases. The representatives, at any time and without notice, may release all or any portion of the common stock subject to the foregoing lock-up agreements.

Underwriting Discounts

        The underwriters initially propose to offer the shares directly to the public at the public offering price set forth on the cover page of this prospectus supplement and to certain dealers at a price that represents a concession not in excess of $        per share below the public offering price. After the initial public offering of the shares, the offering price and other selling terms may be changed by the underwriters.

        The following table provides information regarding the per share and total underwriting discount that we are to pay to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase up to                        additional shares from us.

	Per Share	Total without Exercise of Option to Purchase Additional Shares	Total with Full Exercise of Option to Purchase Additional Shares
Underwriting discount payable by us on shares sold to the public	$	$	$

        We will pay all expenses incident to the offering and sale of shares of our common stock by us in this offering. We estimate that the total expenses of the offering, excluding the underwriting discount will be approximately $200,000.

        A prospectus supplement in electronic format may be made available on the web sites maintained by one or more of the underwriters, or selling group members, if any, participating in this offering. The representatives may agree to allocate a number of shares to underwriters and selling group members for the sale to their online brokerage account holders. Internet distributions will be allocated by the underwriters and selling group members that will make Internet distributions on the same basis as other allocations. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders.

Price Stabilization, Short Positions and Penalty Bids

        In connection with this offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include over-allotment, syndicate covering transactions and stabilizing transactions. An over-allotment involves syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. Syndicate covering transactions involve purchases of shares in the open market after the distribution has been completed in order to cover syndicate short positions.

        Stabilizing transactions consist of some bids or purchases of shares of our common stock made for the purpose of preventing or slowing a decline in the market price of the shares while the offering is in progress.

        In addition, the underwriters may impose penalty bids, under which they may reclaim the selling concession from a syndicate member when the shares of our common stock originally sold by that syndicate member are purchased in a stabilizing transaction or syndicate covering transaction to cover syndicate short positions.

        Similar to other purchase transactions, these activities may have the effect of raising or maintaining the market price of the common stock or preventing or slowing a decline in the market price of the common stock. As a result, the price of the common stock may be higher than the price that might otherwise exist in the open market. Except for the sale of shares of our common stock in this offering, the underwriters may carry out these transactions on the New York Stock Exchange, in the over-the-counter market or otherwise.

        Neither the underwriters nor we make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the underwriters nor we make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

 Selling Restrictions

  European Economic Area

        In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State") with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") an offer of shares may not be made to the public in that Relevant Member State other than:

          (a)   to any legal entity which is a qualified investor as defined in the Prospectus Directive;

          (b)   to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the representatives of the several underwriters; or

          (c)   in any other circumstances falling within Article 3(2) of the Prospectus Directive,

provided that no such offer of shares of our common stock shall require us or any underwriter to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive.

        For the purposes of this provision, the expression an "offer of shares to the public" in relation to any shares of our common stock in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares of our common stock to be offered so as to enable an investor to decide to purchase or subscribe for any shares of our common stock, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State. The expression "Prospectus Directive" means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive to the extent implemented in the Relevant Member State) and includes any relevant implementing measure in each Relevant Member State and the expression "2010 PD Amending Directive" means Directive 2010/73/EU.

        The sellers of shares of our common stock have not authorized and do not authorize the making of any offer of shares of our common stock through any financial intermediary, other than offers made by the underwriters with a view to underwriting the shares of our common stock as contemplated in this prospectus supplement and the accompanying prospectus. Accordingly, no purchaser of shares of our common stock, other than the underwriters, is authorized to make any further offer of shares of our common stock on behalf of the sellers or the underwriters.

  United Kingdom

        Each underwriter has represented and agreed that:

  (a)
  it has complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 ("FSMA") with respect to anything done by it in relation to the shares of common stock in, from or otherwise involving the United Kingdom; and

  (b)
  it will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue and sale of such shares of common stock in circumstances in which Section 21(1) of the FSMA does not apply to us.

  Japan

        The securities have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (the Financial Instruments and Exchange Law) and each underwriter has agreed that it will not offer or sell any securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

  Hong Kong

        The shares may not be offered or sold by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), or (ii) to "professional investors" within the meaning of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a "prospectus" within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to "professional investors" within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

  Singapore

        This prospectus supplement and the accompanying prospectus have not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the "SFA"), (ii) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA. Where the shares are subscribed or purchased under Section 275 of the SFA by a relevant person which is: (a) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries' rights and interest in that trust will not be transferable for six months after that corporation or that trust has acquired the shares under Section 275 of the SFA except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person pursuant to Section 275(1A) of the SFA and in accordance with the conditions specified in Section 275 of the SFA; (2) where no consideration is given for the transfer; or (3) by operation of law.

Conflicts of Interest

        Affiliates of Raymond James & Associates, Inc., underwriters in this offering, act as lenders and/or agents under our $372.5 million Credit Facility. Certain of the net proceeds from the sale of our common stock, not including underwriting compensation, may be paid to such affiliates of Raymond James & Associates, Inc. in connection with the repayment of debt owed under our $372.5 million Credit Facility. As a result, Raymond James & Associates, Inc. and/or its affiliates may receive more than 5% of the net proceeds of this offering, not including underwriting compensation.

        The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. The underwriters and/or their affiliates from time to time provide and may in the future provide investment banking, commercial banking and financial advisory services to us, for which they have received and may receive customary compensation.

        In the ordinary course of their various business activities, the underwriters and their respective affiliates, officers, directors and employees may purchase, sell or hold a broad array of investments and actively trade securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments for their own account and for the accounts of their customers, and such investment and trading activities may involve or relate to our assets, securities and/or instruments (directly, as collateral securing other obligations or otherwise) and/or persons and entities with relationships with us. The underwriters and their respective affiliates may also communicate independent investment recommendations, market color or trading ideas and/or publish or express independent research views in respect of such assets, securities or instruments and may at any time hold, or recommend to clients that they should acquire, long and/or short positions in such assets, securities and instruments. In addition, the underwriters and/or their affiliates may from time to time refer investment banking clients to us as potential portfolio investments. If we invest in those clients, we may utilize net proceeds from this offering to fund such investments, and the referring underwriter or its affiliate may receive placement fees from its client in connection with such financing, which placement fees may be paid out of the amount funded by us.

        The addresses of the underwriters are: Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716; Goldman, Sachs & Co., 200 West Street, New York, New York 10282; and Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

 LEGAL MATTERS

        Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington D.C., and certain legal matters in connection with this offering will be passed upon for the underwriters by Bass, Berry & Sims PLC, Memphis, Tennessee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The consolidated financial statements, Schedule 12-14 and the schedule of Senior Securities of Main Street Capital Corporation, included in the accompanying prospectus have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in giving said reports. Grant Thornton LLP's principal business address is 175 W. Jackson Blvd., 20th Floor, Chicago, Illinois, 60604.

AVAILABLE INFORMATION

        We have filed with the SEC a universal shelf registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus supplement. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus supplement.

        We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

INTERIM FINANCIAL STATEMENTS

MAIN STREET CAPITAL CORPORATION

Consolidated Balance Sheets

(in thousands, except shares and per share amounts)

	June 30, 2013	December 31, 2012
	(Unaudited)
ASSETS
Portfolio investments at fair value:
Control investments (cost: $235,029 and $217,483 as of June 30, 2013 and December 31, 2012, respectively)	$302,558	$278,475
Affiliate investments (cost: $187,622 and $142,607 as of June 30, 2013 and December 31, 2012, respectively)	230,293	178,413
Non-Control/Non-Affiliate investments (cost: $567,997 and $456,975 as of June 30, 2013 and December 31, 2012, respectively)	581,244	467,543
Investment in affiliated Investment Manager (cost: $2,668 as of December 31, 2012)	—	—

Total portfolio investments (cost: $990,648 and $819,733 as of June 30, 2013 and December 31, 2012, respectively)	1,114,095	924,431
Marketable securities and idle funds investments (cost: $22,502 and $28,469 as of June 30, 2013 and December 31, 2012, respectively)	21,759	28,535

Total investments (cost: $1,013,150 and $848,202 as of June 30, 2013 and December 31, 2012, respectively)	1,135,854	952,966
Cash and cash equivalents	41,220	63,517
Interest receivable and other assets	12,168	14,580
Receivable for securities sold	31,213	—
Deferred financing costs (net of accumulated amortization of $3,430 and $3,203 as of June 30, 2013 and December 31, 2012, respectively)	7,994	5,162

Total assets	$1,228,449	$1,036,225

LIABILITIES
SBIC debentures (par: $225,000 as of June 30, 2013 and December 31, 2012, par of $100,000 is recorded at a fair value of $87,123 and $86,467 as of June 30, 2013 and December 31, 2012, respectively)	$212,123	$211,467
Credit facility	215,000	132,000
Notes payable	92,000	—
Payable for securities purchased	26,605	20,661
Deferred tax liability, net	11,006	11,778
Accounts payable and other liabilities	5,782	4,527
Interest payable	5,626	3,562
Dividend payable	4,924	5,188
Payable to affiliated Investment Manager	—	4,066

Total liabilities	573,066	393,249
Commitments and contingencies (Note M)
NET ASSETS
Common stock, $0.01 par value per share (150,000,000 shares authorized; 35,014,302 and 34,589,484 shares issued and outstanding as of June 30, 2013 and December 31, 2012, respectively)	350	346
Additional paid-in capital	553,011	544,136
Accumulated net investment income, net of cumulative dividends of $159,506 and $115,401 as of June 30, 2013 and December 31, 2012, respectively	26,879	35,869
Accumulated net realized gain from investments (accumulated net realized gain from investments of of $10,241 before cumulative dividends of $28,993 as of June 30, 2013 and accumulated net realized gain from investments of $9,838 before cumulative dividends of $28,993 as of December 31, 2012)	(18,752)	(19,155)
Net unrealized appreciation, net of income taxes	93,895	81,780

Total net assets	655,383	642,976

Total liabilities and net assets	$1,228,449	$1,036,225

NET ASSET VALUE PER SHARE	$18.72	$18.59

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
INVESTMENT INCOME:
Interest, fee and dividend income:
Control investments	$8,169	$6,083	$14,703	$11,850
Affiliate investments	5,399	4,141	11,060	9,814
Non-Control/Non-Affiliate investments	13,862	10,101	27,000	18,248

Interest, fee and dividend income	27,430	20,325	52,763	39,912
Interest and dividends from marketable securities, idle funds and other	370	517	681	1,489

Total investment income	27,800	20,842	53,444	41,401
EXPENSES:
Interest	(5,542)	(4,180)	(9,424)	(8,044)
Compensation	(2,574)	—	(2,574)	—
General and administrative	(1,249)	(554)	(1,937)	(1,162)
Expenses reimbursed to affiliated Investment Manager	—	(2,702)	(3,189)	(5,359)
Share-based compensation	(602)	(580)	(1,205)	(1,161)

Total expenses	(9,967)	(8,016)	(18,329)	(15,726)

NET INVESTMENT INCOME	17,833	12,826	35,115	25,675
NET REALIZED GAIN (LOSS) FROM INVESTMENTS:
Control investments	—	(96)	—	(2,061)
Affiliate investments	—	(3,732)	—	5,500
Non-Control/Non-Affiliate investments	483	174	140	337
Marketable securities and idle funds investments	322	325	263	1,033

Total net realized gain (loss) from investments	805	(3,329)	403	4,809

NET REALIZED INCOME	18,638	9,497	35,518	30,484
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Portfolio investments	6,337	17,515	16,415	22,023
Marketable securities and idle funds investments	(743)	(55)	(810)	(84)
SBIC debentures	555	(1,808)	(657)	(1,508)
Investment in affiliated Investment Manager	—	—	—	(51)

Total net change in unrealized appreciation	6,149	15,652	14,948	20,380

INCOME TAXES:
Federal and state income, excise, and other taxes	(752)	(601)	(1,422)	(1,270)
Deferred taxes	(31)	(395)	(1,411)	(1,602)

Income tax provision	(783)	(996)	(2,833)	(2,872)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	24,004	24,153	47,633	47,992
Noncontrolling interest	—	—	—	(54)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK	$24,004	$24,153	$47,633	$47,938

NET INVESTMENT INCOME PER SHARE—BASIC AND DILUTED	$0.51	$0.47	$1.01	$0.94

NET REALIZED INCOME PER SHARE—BASIC AND DILUTED	$0.54	$0.35	$1.02	$1.12

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK PER SHARE—BASIC AND DILUTED	$0.69	$0.88	$1.37	$1.77

DIVIDENDS PAID PER SHARE:
Regular monthly dividends	$0.47	$0.42	$0.92	$0.83
Supplemental dividends	—	—	0.35	—

Total	$0.47	$0.42	$1.27	$0.83

WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC AND DILUTED	34,803,729	27,365,758	34,751,905	27,118,421

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Changes in Net Assets

(in thousands, except shares)

(Unaudited)

				Accumulated Net Investment Income, Net of Dividends	Accumulated Net Realized Gain From Investments, Net of Dividends	Net Unrealized Appreciation from Investments, Net of Income Taxes
	Common Stock								Total Net Assets Including Noncontrolling Interest
	Number of Shares	Par Value	Additional Paid-In Capital				Total Net Asset Value	Noncontrolling Interest
Balances at December 31, 2011	26,714,384	$267	$360,164	$12,531	$(20,445)	$53,194	$405,711	$5,477	$411,188
Public offering of common stock, net of offering costs	4,312,500	43	92,913				92,956		92,956
MSC II noncontrolling interest acquisition	229,634	2	5,328	—	—	—	5,330	(5,417)	(87)
Adjustment to investment in Investment Manager related to MSC II noncontrolling interest acquisition	—	—	(1,616)	—	—	—	(1,616)	—	(1,616)
Share-based compensation	—	—	1,161	—	—	—	1,161	—	1,161
Purchase of vested stock for employee payroll tax withholding	(7,858)		(199)				(199)		(199)
Dividend reinvestment	200,961	2	4,712	—	—	—	4,714	—	4,714
Issuance of restricted stock	139,033	1	(1)	—	—	—	—	—	—
Distributions to noncontrolling interest	—	—	—	—	—	—	—	(114)	(114)
Dividends to stockholders	—	—	—	(9,068)	(13,523)	—	(22,591)	—	(22,591)
Net increase resulting from operations	—	—	—	25,675	4,809	17,508	47,992	—	47,992
Noncontrolling interest	—	—	—	—	—	(54)	(54)	54	—

Balances at June 30, 2012	31,588,654	$315	$462,462	$29,138	$(29,159)	$70,648	$533,404	$—	$533,404

Balances at December 31, 2012	34,589,484	$346	$544,136	$35,869	$(19,155)	$81,780	$642,976	$—	$642,976
Share-based compensation	—	—	1,205	—	—	—	1,205	—	1,205
Purchase of vested stock for employee payroll tax withholding	(19,460)	—	(523)	—	—	—	(523)	—	(523)
Dividend reinvestment	173,926	2	5,580	—	—	—	5,582	—	5,582
Issuance of restricted stock	252,227	2	(2)	—	—	—	—	—	—
Consolidation of Investment Manager	—	—	2,037	—	—	—	2,037	—	2,037
Issuances of common stock	18,125	—	578	—	—	—	578	—	578
Dividends to stockholders	—	—	—	(44,105)	—	—	(44,105)	—	(44,105)
Net increase resulting from operations	—	—	—	35,115	403	12,115	47,633	—	47,633

Balances at June 30, 2013	35,014,302	$350	$553,011	$26,879	$(18,752)	$93,895	$655,383	$—	$655,383

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Six Months Ended June 30,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$47,633	$47,992
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments in portfolio companies	(353,620)	(261,019)
Proceeds from sales and repayments of debt investments	178,750	131,852
Proceeds from sale of equity investments in portfolio companies	—	26,547
Investments in marketable securities and idle funds investments	(52,503)	(7,596)
Proceeds from marketable securities and idle funds investments	42,469	27,212
Net change in unrealized appreciation	(14,948)	(20,380)
Net realized (gain) loss from investments	(403)	(4,809)
Accretion of unearned income	(5,079)	(6,405)
Payment-in-kind interest	(2,368)	(1,529)
Cumulative dividends	(467)	(133)
Share-based compensation expense	1,205	1,161
Amortization of deferred financing costs	538	467
Deferred taxes	1,411	1,622
Changes in other assets and liabilities:
Interest receivable and other assets	2,913	(346)
Interest payable	2,064	(100)
Payable to affiliated Investment Manager	(3,960)	(2,071)
Accounts payable and other liabilities	(330)	553
Deferred fees and other	1,500	623

Net cash provided by (used in) operating activities	(155,195)	(66,359)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from public offering of common stock, net of offering costs	—	92,956
Proceeds from public offering of 6.125% Notes	92,000	—
Dividends paid to stockholders	(38,787)	(17,528)
Proceeds from credit facility	250,000	114,000
Repayments on credit facility	(167,000)	(133,000)
Payment of deferred loan costs and SBIC debenture fees	(3,370)	(292)
Other	55	(451)

Net cash provided by (used in) financing activities	132,898	55,685

Net increase (decrease) in cash and cash equivalents	(22,297)	(10,674)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	63,517	42,650

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$41,220	$31,976

Supplemental cash flow disclosures:
Interest Paid	$6,827	$7,677
Taxes paid	$4,466	$473
Non-cash financing activities:
Shares issued pursuant to the DRIP	$5,580	$4,714

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2013

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Bond-Coat, Inc.	Casing and Tubing Coating Services
		12% Secured Debt (Maturity—December 28, 2017)	14,750	14,565	14,565
		Common Stock (Fully diluted 43.4%)		6,350	7,150

				20,915	21,715
Café Brazil, LLC	Casual Restaurant Group
		Member Units (Fully diluted 69.0%)(8)		1,742	6,770
California Healthcare Medical Billing, Inc.	Outsourced Billing and Revenue Cycle Management
		12% Secured Debt (Maturity—October 17, 2015)	8,103	7,942	8,094
		Warrants (Fully diluted 21.3%)		1,193	3,380
		Common Stock (Fully diluted 9.8%)		1,177	1,560

				10,312	13,034
CBT Nuggets, LLC	Produces and Sells IT Training Certification Videos
		Member Units (Fully diluted 41.6%)(8)		1,300	9,650
Ceres Management, LLC (Lambs Tire & Automotive)	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2018)	4,000	4,000	4,000
		Class B Member Units (12% cumulative)(8)		3,100	3,100
		Member Units (Fully diluted 100.0%)		5,273	510
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	1,041	1,041	1,041
		Member Units (Lamb's Real Estate Investment I, LLC) (Fully diluted 100%)		625	730

				14,039	9,381
Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays
		13% Current / 5% PIK Secured Debt (Maturity—July 1, 2013)	4,661	4,661	4,661
		Warrants (Fully diluted 47.9%)		320	1,400

				4,981	6,061
Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Ashland Capital IX, LLC) (Maturity—June 30, 2017)	919	919	919
		Member Units (Fully diluted 34.2%)(8)		2,980	12,660

				3,899	13,579
Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		9% Secured Debt (Maturity—June 4, 2015)	4,896	4,591	4,896
		Preferred Stock (8% cumulative)(8)		1,124	1,124
		Common Stock (Fully diluted 34.5%)(8)		718	1,340

				6,433	7,360
Hawthorne Customs and Dispatch Services, LLC	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (Fully diluted 47.6%)(8)		589	440
		Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.1%)(8)		1,215	1,890

				1,804	2,330
Hydratec, Inc.	Designer and Installer of Micro-Irrigation Systems
		Prime Plus 1%, Current Coupon 9%, Secured Debt (Maturity—October 31, 2013)(9)	375	375	375
		Common Stock (Fully diluted 94.2%)(8)		7,095	13,350

				7,470	13,725

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Impact Telecom, Inc.	Telecommunications Services
		LIBOR Plus 4.50%, Current Coupon 6.50%, Secured Debt (Maturity—May 31, 2018)	2,500	2,493	2,493
		13% Secured Debt (Maturity—May 31, 2018)	22,500	14,233	14,233
		Warrants (Fully diluted 40.0%)		8,000	8,000

				24,726	24,726
Indianapolis Aviation Partners, LLC	Fixed Base Operator
		15% Secured Debt (Maturity—September 15, 2014)	3,850	3,734	3,850
		Warrants (Fully diluted 30.1%)		1,129	1,940

				4,863	5,790
Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 2%, Current Coupon 5.25%, Secured Debt (Maturity—November 14, 2013)(9)	1,597	1,597	1,597
		13% Current / 6% PIK Secured Debt (Maturity—November 14, 2013)	1,657	1,657	1,657
		Member Units (Fully diluted 60.8%)(8)		811	2,770

				4,065	6,024
Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2014)	1,784	1,784	1,784
		Preferred Stock (non-voting)		476	162
		Warrants (Fully diluted 7.1%)		54	—
		Common Stock (Fully diluted 70.0%)(8)		100	—

				2,414	1,946
Marine Shelters Holdings, LLC (LoneStar Marine Shelters)	Fabricator of Marine and Industrial Shelters
		12% Secured Debt (Maturity—December 28, 2017)	10,250	10,060	10,060
		Preferred Stock (Fully diluted 26.7%)		3,750	3,750

				13,810	13,810
Mid-Columbia Lumber Products, LLC	Manufacturer of Finger- Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2017)	1,750	1,750	1,750
		12% Secured Debt (Maturity—December 18, 2017)	3,900	3,900	3,900
		9.5% Secured Debt (Mid—Columbia Real Estate, LLC) (Maturity—May 13, 2025)	994	994	994
		Warrants (Fully diluted 9.2%)		90	800
		Member Units (Fully diluted 42.9%)		1,042	3,850
		Member Units (Mid—Columbia Real Estate, LLC) (Fully diluted 50.0%)(8)		250	270

				8,026	11,564
NAPCO Precast, LLC	Precast Concrete Manufacturing
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—February 1, 2016)(9)	2,923	2,886	2,886
		18% Secured Debt (Maturity—February 1, 2016)	4,468	4,408	4,408
		Member Units (Fully diluted 44.0%)		2,975	4,790

				10,269	12,084
NRI Clinical Research, LLC	Clinical Research Center
		14% Secured Debt (Maturity—September 8, 2016)	4,595	4,395	4,395
		Warrants (Fully diluted 12.5%)(8)		252	480
		Member Units (Fully diluted 24.8%)(8)		500	960

				5,147	5,835
NRP Jones, LLC	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	12,100	11,288	12,100
		Warrants (Fully diluted 12.2%)		817	1,250
		Member Units (Fully diluted 43.2%)(8)		2,900	4,410

				15,005	17,760

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		Common Stock (Fully diluted 48.0%)		1,080	8,740
Pegasus Research Group, LLC (Televerde)	Telemarketing and Data Services
		15% Secured Debt (Maturity—January 6, 2016)	4,991	4,952	4,991
		Member Units (Fully diluted 43.7%)(8)		1,250	4,800

				6,202	9,791
PPL RVs, Inc.	Recreational Vehicle Dealer
		11.1% Secured Debt (Maturity—June 10, 2015)	8,310	8,265	8,310
		Common Stock (Fully diluted 51.1%)		2,150	6,080

				10,415	14,390
Principle Environmental, LLC	Noise Abatement Services
		12% Secured Debt (Maturity—February 1, 2016)	3,506	2,987	3,506
		12% Current / 2% PIK Secured Debt (Maturity—February 1, 2016)	3,931	3,878	3,925
		Warrants (Fully diluted 14.2%)		1,200	3,860
		Member Units (Fully diluted 22.6%)		1,863	6,150

				9,928	17,441
River Aggregates, LLC	Processor of Construction Aggregates
		12% Secured Debt (Maturity—March 30, 2016)(14)	3,860	3,662	2,250
		Warrants (Fully diluted 20.0%)		202	—
		Member Units (Fully diluted 40.0%)		550	—
		Member Units (RA Properties, LLC) (Fully diluted 50.0%)		269	269

				4,683	2,519
The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		4.5% Current / 4.5% PIK Secured Debt (Maturity—October 2, 2013)	1,079	1,079	1,079
		6% Current / 6% PIK Secured Debt (Maturity—October 2, 2013)	5,639	5,621	5,451
		Warrants (Fully diluted 52.3%)		1,096	—

				7,796	6,530
Thermal and Mechanical Equipment, LLC	Commercial and Industrial Engineering Services
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—September 25, 2014)(9)	818	816	818
		13% Current / 5% PIK Secured Debt (Maturity—September 25, 2014)	2,607	2,593	2,607
		Member Units (Fully diluted 52.6%)(8)		1,000	10,080

				4,409	13,505
Uvalco Supply, LLC	Farm and Ranch Supply Store
		Member Units (Fully diluted 42.8%)(8)		1,113	3,230
Van Gilder Insurance Corporation	Insurance Brokerage
		8% Current / 3% PIK Secured Debt (Maturity—January 31, 2014)	878	878	878
		8% Current / 3% PIK Secured Debt (Maturity—January 31, 2016)	1,187	1,177	1,177
		13% Current / 3% PIK Secured Debt (Maturity—January 31, 2016)	6,243	5,518	5,518
		Warrants (Fully diluted 10.0%)		1,209	1,510
		Common Stock (Fully diluted 15.5%)		2,500	2,350

				11,282	11,433
Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		13% Secured Debt (Maturity—December 23, 2016)	3,204	3,152	3,152
		Series A Preferred Stock (Fully diluted 50.9%)		3,000	2,000
		Common Stock (Fully diluted 19.1%)		3,706	60

				9,858	5,212

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Ziegler's NYPD, LLC	Casual Restaurant Group
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—October 1, 2013)(9)	1,000	999	999
		13% Current / 5% PIK Secured Debt (Maturity—October 1, 2013)	5,449	5,444	5,444
		Warrants (Fully diluted 46.6%)		600	180

				7,043	6,623

Subtotal Control Investments (26.6% of total investments at fair value)				235,029	302,558

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
American Sensor Technologies, Inc.	Manufacturer of Commercial / Industrial Sensors
		Warrants (Fully diluted 19.6%)		50	5,600
Bridge Capital Solutions Corporation	Financial Services and Cash Flow Solutions
		13% Secured Debt (Maturity—April 17, 2017)	5,000	4,776	4,776
		Warrants (Fully diluted 7.5%)		200	390

				4,976	5,166
Congruent Credit Opportunities Fund II, LP(12)(13)	Investment Partnership
		LP Interests (Fully diluted 19.8%)(8)		22,536	22,996
Daseke, Inc.	Specialty Transportation Provider
		Common Stock (Fully diluted 12.6%)		3,213	10,260
Dos Rios Partners(12)(13)	Investment Partnership
		LP Interests (Dos Rios Partners, LP) (Fully diluted 27.69%)		1,105	1,105
		LP Interests (Dos Rios Partners—A, LP) (Fully diluted 9.14%)		220	220

				1,325	1,325
East Teak Fine Hardwoods, Inc.	Hardwood Products
		Common Stock (Fully diluted 5.0%)(8)		480	380
Freeport Financial SBIC Fund LP(12)(13)	Investment Partnership
		LP Interests (Fully diluted 9.9%)		297	297
Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages Liquidation of Distressed Assets
		14% Secured Debt (Maturity—November 21, 2016)	12,165	11,692	11,692
		Warrants (Fully diluted 22.5%)		400	240

				12,092	11,932
Houston Plating and Coatings, LLC	Plating and Industrial Coating Services
		Member Units (Fully diluted 11.1%)(8)		635	8,660
Indianhead Pipeline Services, LLC	Pipeline Support Services
		12% Secured Debt (Maturity—February 6, 2017)	8,275	7,802	8,271
		Preferred Equity (8% cumulative)(8)		1,750	1,750
		Warrants (Fully diluted 10.6%)		459	1,990
		Member Units (Fully diluted 12.1%)(8)		1	2,280

				10,012	14,291
Integrated Printing Solutions, LLC	Specialty Card Printing
		13% Secured Debt (Maturity—September 23, 2016)	12,500	11,880	11,880
		Preferred Equity (Fully diluted 11.0%)		2,000	2,000
		Warrants (Fully diluted 8.0%)		600	860

				14,480	14,740
irth Solutions, LLC	Damage Prevention Technology Information Services
		Member Units (Fully diluted 12.8%)(8)		624	2,990
KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
		12.5% Secured Debt (Maturity—September 28, 2017)	9,000	8,920	9,000
		Member Units (Fully diluted 17.9%)(8)		341	5,680

				9,261	14,680
Olympus Building Services, Inc.	Custodial / Facilities Services
		12% Secured Debt (Maturity—March 27, 2014)	2,915	2,871	2,871
		12% Current / 3% PIK Secured Debt (Maturity—March 27, 2014)	1,029	1,029	1,029
		Warrants (Fully diluted 22.5%)		470	400

				4,370	4,300

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
OnAsset Intelligence, Inc.	Transportation Monitoring / Tracking Services
		12% PIK Secured Debt (Maturity—June 30, 2014)	1,800	1,128	1,128
		Preferred Stock (7% cumulative) (Fully diluted 3.9%)(8)		1,752	2,500
		Warrants (Fully diluted 11.9%)		1,573	1,293

				4,453	4,921
OPI International Ltd.(13)	Oil and Gas Construction Services
		Common Equity (Fully diluted 11.5%)(8)		1,371	4,971
PCI Holding Company, Inc.	Manufacturer of Industrial Gas Generating Systems
		12% Current / 4% PIK Secured Debt (Maturity—December 18, 2017)	4,857	4,769	4,769
		Preferred Stock (20% cumulative) (Fully diluted 19.4%)(8)		1,669	1,669

				6,438	6,438
Quality Lease and Rental Holdings, LLC	Rigsite Accommodation Unit Rental and Related Services
		12% Secured Debt (Maturity—January 8, 2018)	37,350	36,822	36,822
		Preferred Member Units (Rocaciea, LLC) (Fully diluted 20.0%)		2,500	2,500

				39,322	39,322
Radial Drilling Services Inc.	Oil and Gas Technology
		12% Secured Debt (Maturity—November 23, 2016)	4,200	3,553	3,553
		Warrants (Fully diluted 24.0%)		758	560

				4,311	4,113
Samba Holdings, Inc.	Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	11,481	11,335	11,481
		Common Stock (Fully diluted 19.4%)		1,707	3,930

				13,042	15,411
Spectrio LLC	Audio Messaging Services
		8% Secured Debt (Maturity—June 16, 2016)	280	280	280
		12% Secured Debt (Maturity—June 16, 2016)	17,990	17,610	17,963
		Warrants (Fully diluted 9.8%)		887	3,700

				18,777	21,943
SYNEO, LLC	Manufacturer of Specialty Cutting Tools and Punches
		12% Secured Debt (Maturity—July 13, 2016)	4,300	4,228	4,228
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,413	1,413
		Member Units (Fully diluted 11.1%)		1,036	1,036

				6,677	6,677
Texas Reexcavation LC	Hydro Excavation Services
		12% Current / 3% PIK Secured Debt (Maturity—December 31, 2017)	6,091	5,980	5,980
		Class A Member Units (Fully diluted 16.3)%		2,900	2,900

				8,880	8,880

Subtotal Affiliate Investments (20.3% of total investments at fair value)				187,622	230,293

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
AGS LLC(10)	Developer, Manufacturer, and Operator of Gaming Machines
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—August 23, 2016)(9)	10,000	9,837	9,837
Ameritech College Operations, LLC	For-Profit Nursing and Healthcare College
		18% Secured Debt (Maturity—March 9, 2017)	6,050	5,951	6,050
AM General LLC(11)	Specialty Vehicle Manufacturer
		LIBOR Plus 9.00%, Current Coupon 10.25%, Secured Debt (Maturity—March 22, 2018)(9)	3,000	2,913	3,008
American Media, Inc.(11)	Magazine Operator
		11.50% Secured Bond (Maturity—December 15, 2017)	2,000	1,862	1,939
Ancestry.com Inc.(11)	Genealogy Software Service
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—December 27, 2018)(9)	3,644	3,508	3,651
Anchor Hocking, LLC(11)	Household Products Manufacturer
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—May 21, 2020)(9)	7,000	6,931	7,064
Apria Healthcare Group, Inc.(11)	Home Healthcare Equipment
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—April 5, 2020)(9)	5,500	5,446	5,515
Artel, LLC(11)	Land-Based and Commercial Satellite Provider
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 27, 2017)(9)	4,875	4,831	4,851
Atkins Nutritionals Holdings II, Inc.(11)	Weight Management Food Products
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—January 2, 2019)(9)	1,995	1,995	2,001
Audio Visual Services Group, Inc.(11)	Hotel & Venue Audio Visual Operator
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—November 9, 2018)(9)	4,963	4,871	5,012
		LIBOR Plus 9.50%, Current Coupon 10.75%, Secured Debt (Maturity—May 9, 2019)(9)	5,000	4,906	5,000

				9,777	10,012
B. J. Alan Company	Retailer and Distributor of Consumer Fireworks
		14% Current / 2.5% PIK Secured Debt (Maturity—June 22, 2017)	11,093	11,008	11,008
BBTS Borrower LP(11)	Oil & Gas Exploration and Midstream Services
		LIBOR Plus 6.50%, Current Coupon 7.75%, Secured Debt (Maturity—June 4, 2019) (9)	7,000	6,931	6,974
Blackboard, Inc.(11)	Education Software Provider
		LIBOR Plus 4.75%, Current Coupon 6.25%, Secured Debt (Maturity—October 4, 2018)(9)	1,355	1,355	1,371
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—April 4, 2019)(9)	2,000	1,859	2,040

				3,214	3,411

Brand Connections, LLC	Venue-Based Marketing and Media
		12% Secured Debt (Maturity—April 30, 2015)	7,463	7,351	7,463

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Brasa Holdings Inc.(11)	Upscale Full Service Restaurants
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—July 18, 2019)(9)	3,483	3,395	3,526
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—January 19, 2020)(9)	6,000	5,934	6,120

				9,329	9,646
Calloway Laboratories, Inc.(10)	Health Care Testing Facilities
		10.00% Current / 2.00% PIK Secured Debt (Maturity—September 30, 2014)	6,020	5,939	5,575
		Warrants (Fully diluted 1.5%)	—	17	17

				5,956	5,592
CDC Software Corporation(11)	Enterprise Application Software
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—August 6, 2018)(9)	4,218	4,181	4,223
Cedar Bay Generation Company LP(11)	Coal-Fired Cogeneration Plant
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—April 23, 2020)(9)	8,523	8,440	8,544
Charlotte Russe, Inc(11)	Fast-Fashion Retailer to Young Women
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—May 22, 2019)(9)	5,000	4,951	4,975
CHI Overhead Doors, Inc.(11)	Manufacturer of Overhead Garage Doors
		LIBOR Plus 4.25%, Current Coupon 5.75%, Secured Debt (Maturity—March 18, 2019)(9)	2,404	2,368	2,410
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—September 18, 2019)(9)	2,500	2,460	2,525

				4,828	4,935
Collective Brands Finance, Inc.(11)	Specialty Footwear Retailer
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—September 20, 2019)(9)	2,494	2,494	2,531
Compact Power Equipment Centers Inc.	Equipment / Tool Rental
		6% Current / 6% PIK Secured Debt (Maturity—October 1, 2017)	3,800	3,782	3,782
		Series A Stock (8% cumulative) (Fully diluted 4.2%)(8)		960	1,749

				4,742	5,531
Confie Seguros Holding II Co.(11)	Insurance Brokerage Firm
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—November 9, 2018)(9)	4,923	4,856	4,923
CGSC of Delaware Holdings Corp.(11)	Insurance Brokerage Firm
		LIBOR Plus 7.00%, Current Coupon 8.25%, Secured Debt (Maturity—October 16, 2020)(9)	2,000	1,970	2,010
Connolly Holdings Inc.(11)	Audit Recovery Software
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—July 15, 2018)(9)	2,395	2,375	2,422
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—January 15, 2019)(9)	2,000	1,964	2,020

				4,339	4,442
Creative Circle, LLC(11)	Professional Staffing Firm
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—September 28, 2017)(9)	8,933	8,852	8,955
CST Industries Inc.(11)	Storage Tank Manufacturer
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	11,875	11,729	11,890

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Diversified Machine, Inc.(11)	Automotive Component Supplier
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—December 21, 2017)(9)	1,989	1,953	2,029
Drilling Info, Inc.	Information Services for the Oil and Gas Industry
		Common Stock (Fully diluted 2.3%)		1,335	6,420
EB Sports Corp.(10)	Sporting Goods Manufacturer
		11.50% Secured Debt (Maturity—December 31, 2015)	10,000	10,000	9,950
Emerald Performance Materials, Inc.(11)	Specialty Chemicals Manufacturer
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—May 18, 2018)(9)	4,456	4,421	4,467
EnCap Energy Fund Investments(12)(13)	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		2,374	2,491
		LP Interests (EnCap Energy Capital Fund VIII Co- Investors, L.P.) (Fully diluted 0.3%)		1,134	1,185
		LP Interests (EnCap Energy Capital Fund IX, L.P.) (Fully diluted 0.1%)		366	366
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 0.8%)		1,611	1,611

				5,485	5,653
Engility Corporation(11)(13)	Defense Software
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—July 18, 2017)(9)	4,813	4,773	4,813
eResearch Technology, Inc.(11)	Provider of Technology-Driven Health Research
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—May 2, 2018)(9)	4,030	3,907	4,055
Fairway Group Acquisition Company(11)(13)	Specialty Food Retail Stores
		LIBOR Plus 4.00%, Current Coupon 5.00%, Secured Debt (Maturity—August 17, 2018)(9)	3,980	3,980	3,988
Fender Musical Instruments Corporation(11)	Manufacturer of Musical Instruments
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—April 3, 2019)(9)	500	495	502
Fishchbein Intermediary Corp.(11)	Packaging and Material Handling Equipment
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—May 1, 2019)(9)	5,000	4,976	5,025
FC Operating, LLC(10)	Christian Specialty Retail Stores
		LIBOR Plus 10.75%, Current Coupon 12.00%, Secured Debt (Maturity—November 14, 2017)(9)	5,850	5,744	5,850
FishNet Security, Inc.(11)	Information Technology Value-Added Reseller
		LIBOR Plus 6.50%, Current Coupon 7.75%, Secured Debt (Maturity—November 30, 2017)(9)	7,960	7,888	7,960
Fram Group Holdings, Inc.(11)	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—July 29, 2017)(9)	964	961	958
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	1,000	996	976

				1,957	1,934

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Gastar Exploration USA, Inc.(11)	Oil & Gas Exploration & Production
		8.63% Secured Bond (Maturity—May 15, 2018)	1,000	1,000	960
GFA Brands, Inc.(11)(13)	Distributor of Health Food Products
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—July 2, 2018)(9)	6,773	6,655	6,798
Grupo Hima San Pablo, Inc.(11)	Tertiary Care Hospitals
		LIBOR Plus 7.00%, Current Coupon 8.50%, Secured Debt (Maturity—January 31, 2018)(9)	4,988	4,893	4,888
		13.75 Secured Debt (Maturity—July 31, 2018)(9)	2,000	1,904	1,950

				6,797	6,838
Hayden Acquisition, LLC	Manufacturer of Utility Structures
		8% Secured Debt (Maturity—July 1, 2013)(15)	1,800	1,781	—
Healogics, Inc.(11)	Wound Care Management
		Common Equity (Fully diluted 0.02%)(8)		50	50
Hearthside Food Solutions, LLC(11)	Contract Food Manufacturer
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 5, 2018)(9)	3,970	3,936	3,990
Heckmann Corporation(11)(13)	Water Treatment and Disposal Services
		9.88% Unsecured Bond (Maturity—April 15, 2018)	3,500	3,500	3,649
Hudson Products Holdings, Inc.(11)	Manufacturer of Heat Transfer Equipment
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—June 7, 2017)(9)	4,255	4,222	4,289
iEnergizer Limited(11)(13)	Provider of Business Outsourcing Solutions
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—May 1, 2019)(9)	7,000	6,874	6,913
Ipreo Holdings LLC(11)	Application Software for Capital Markets
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—August 5, 2017)(9)	5,637	5,569	5,700
iStar Financial Inc.(11)(13)	Real Estate Investment Trust
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—March 19, 2016)(9)	69	68	69
Ivy Hill Middle Market Credit Fund III, Ltd.(12)(13)	Investment Partnership
		LIBOR Plus 6.50%, Current Coupon 6.70%, Secured Debt (Maturity—January 15, 2022)	2,000	1,692	2,000
Jackson Hewitt Tax Service Inc.(11)	Tax Preparation Services
		LIBOR Plus 8.50%, Current Coupon 10.00%, Secured Debt (Maturity—October 15, 2017)(9)	4,844	4,672	4,717
Joernes Healthcare, LLC(11)	Health Care Equipment & Supplies
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—March 28, 2018)(9)	6,500	6,438	6,468
Keypoint Government Solutions, Inc.(11)	Pre-Employment Screening Services
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 13, 2017)(9)	4,875	4,788	4,887
Learning Care Group (US) No. 2 Inc.(11)	Provider of Early Childhood Education
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—May 8, 2019)(9)	5,500	5,446	5,490
LKCM Headwater Investments I, L.P.(12)(13)	Investment Partnership
		LP Interests (Fully diluted 2.27%)(8)		925	2,330

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Maverick Healthcare Group LLC(10)	Home Healthcare Products and Services
		LIBOR Plus 9.00%, Current Coupon 10.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,888	4,888	4,906
Media Holdings, LLC(11)(13)	Internet Traffic Generator
		LIBOR Plus 13.00%, Current Coupon 15.00%, Secured Debt (Maturity—April 27, 2014)(9)	5,000	5,341	5,358
MediMedia USA, Inc.(11)	Provider of Healthcare Media and Marketing
		LIBOR Plus 6.75%, Current Coupon 8.00%, Secured Debt (Maturity—November 20, 2018)(9)	5,500	5,337	5,466
Medpace Intermediateco, Inc.(11)	Clinical Trial Development and Execution
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—June 19, 2017)(9)	3,626	3,587	3,644
Metal Services LLC(11)	Steel Mill Services
		LIBOR Plus 6.50%, Current Coupon 7.75%, Secured Debt (Maturity—June 30, 2017)(9)	4,988	4,898	5,020
Milk Specialties Company(11)	Processor of Nutrition Products
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—November 9, 2018)(9)	4,988	4,942	5,037
Miramax Film NY, LLC(11)	Motion Picture Producer and Distributor
		Class B Units (Fully diluted 0.2)%		500	719
Mitel US Holdings, Inc.(11)	Enterprise IP Telephone Provider
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—February 27, 2019)(9)	3,990	3,952	4,000
Modern VideoFilm, Inc.(10)	Post-Production Film Studio
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—December 19, 2017)(9)	5,139	4,928	4,785
		Warrants (Fully diluted 2.5%)		151	1

				5,079	4,786
National Vision, Inc.(11)	Discount Optical Retailer
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—August 2, 2018)(9)	3,209	3,167	3,225
Neenah Foundry Company(11)	Operator of Iron Foundries
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—April 26, 2017)(9)	7,500	7,355	7,505
NGPL PipeCo, LLC(11)	Natural Gas Pipelines and Storage Facilities
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—September 15, 2017)(9)	8,582	8,466	8,547
Nice-Pak Products, Inc.(11)	Pre-Moistened Wipes Manufacturer
		LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity—June 18, 2014)(9)	4,972	4,888	4,798
NCP Investment Holdings, Inc.	Management of Outpatient Cardiac Cath Labs
		Class A and C Units (Fully diluted 3.3)%(8)		20	2,580
North American Breweries Holdings, LLC(11)	Operator of Specialty Breweries
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—December 11, 2018)(9)	3,990	3,916	4,005
Northland Cable Television, Inc.(11)	Television Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,738	4,647	4,690

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Oberthur Technologies SA(11)(13)	Smart Card, Printing, Identity, and Cash Protection Security
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—November 30, 2018)(9)	6,930	6,636	6,901
Orbitz Worldwide, Inc.(11)(13)	Online Travel Agent
		LIBOR Plus 3.50%, Current Coupon 4.50%, Secured Debt (Maturity—September 20, 2017)(9)	1,333	1,333	1,343
		LIBOR Plus 4.75%, Current Coupon 5.75%, Secured Debt (Maturity—March 20, 2019)(9)	1,167	1,167	1,173

				2,500	2,516
Otter Products, LLC(11)	Protective Cases for Mobile Devices
		LIBOR Plus 4.25%, Current Coupon 5.25%, Secured Debt (Maturity—April 29, 2019)(9)	1,000	1,001	1,004
Panolam Industries International, Inc.(11)	Decorative Laminate Manufacturer
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—August 23, 2017)(9)	3,946	3,912	3,933
Permian Holdings, Inc.(11)	Storage Tank Manufacturer
		10.50% Secured Bond (Maturity—January 15, 2018)	1,500	1,500	1,455
Philadelphia Energy Solutions Refining and Marketing LLC(11)	Oil & Gas Refiner
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—April 4, 2018)(9)	2,993	2,950	2,985
Polyconcept Financial B.V.(11)	Promotional Products to Corporations and Consumers
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—June 30, 2019)(9)	3,500	3,465	3,465
Preferred Proppants, LLC(11)	Producer of Sand Based Proppants
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—December 15, 2016)(9)	5,912	5,806	5,623
Primesight Limited(10)(13)	Outdoor Advertising Operator
		11.25% Secured Debt (Maturity—October 17, 2015)	7,575	7,575	7,412
PRV Aerospace, LLC(11)	Aircraft Equipment Manufacturer
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—May 9, 2018)(9)	5,957	5,907	5,983
Radio One, Inc.(11)	Radio Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 31, 2016)(9)	2,917	2,882	2,986
Relativity Media, LLC(10)	Full-scale Film and Television Production and Distribution
		10.00% Secured Debt (Maturity—May 24, 2015)	4,904	4,839	4,904
		15.00% PIK Secured Debt (Maturity—May 24, 2015)	5,903	5,677	5,903
		Class A Units (Fully diluted 0.2)%		292	292

				10,808	11,099
Sabre Industries, Inc.(11)	Manufacturer of Telecom Structures and Equipment
		LIBOR Plus 4.75%, Current Coupon 5.75%, Secured Debt (Maturity—August 24, 2018)(9)	6,468	6,398	6,532
SAExploration, Inc.(10)(13)	Geophysical Services Provider
		11.00% Current / 2.50% PIK Secured Debt (Maturity—November 28, 2016)	8,000	8,107	8,107
		Common Stock (Fully diluted 0.01%)	—	65	65

				8,172	8,172

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Shale-Inland Holdings, LLC(11)	Distributor of Pipe, Valves, and Fittings
		8.75% Secured Bond (Maturity—November 15, 2019)	3,000	3,000	3,060
Sonneborn, LLC(11)	Specialty Chemicals Manufacturer
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—March 30, 2018)(9)	2,863	2,816	2,892
Sotera Defense Solutions, Inc.(11)	Defense Industry Intelligence Services
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—April 22, 2017)(9)	9,146	8,832	8,232
Sourcehov LLC(11)	Business Process Services
		LIBOR Plus 7.50%, Current Coupon 8.75%, Secured Debt (Maturity—April 30, 2018)(9)	1,500	1,485	1,512
Surgery Center 2 Holdings, Inc.(11)	Ambulatory Surgical Centers
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—April 11, 2019)(9)	3,483	3,449	3,502
Sutherland Global Services, Inc.(11)	Business Process Outsourcing Provider
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—March 6, 2019)(9)	6,913	6,782	6,930
Targus Group International(11)	Protective Cases for Mobile Devices
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—May 24, 2016)(9)	4,649	4,672	4,440
Technimark LLC(11)	Injection Molding
		LIBOR Plus 4.25%, Current Coupon 5.50%, Secured Debt (Maturity—April 17, 2019)(9)	4,000	3,961	4,040
TeleGuam Holdings, LLC(11)	Telecommunications Equipment
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 1, 2018)(9)	7,000	6,965	6,965
		LIBOR Plus 7.50%, Current Coupon 8.75%, Secured Debt (Maturity—June 1, 2019)(9)	2,500	2,475	2,525

				9,440	9,490
Tervita Corporation(11)(13)	Oil and Gas Environmental Services
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—May 15, 2018)(9)	3,491	3,459	3,487
ThermaSys Corporation(11)	Manufacturer of Industrial Heat Exchanges
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—May 3, 2019)(9)	8,000	7,922	8,004
The Tennis Channel, Inc.(10)	Television-Based Sports Broadcasting
		Warrants (Fully diluted 0.1%)		235	235
Therakos, Inc.(11)	Immune System Disease Treatment
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—December 27, 2017)(9)	4,975	4,836	4,987
Totes Isotoner Corporation(11)	Weather Accessory Retail
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—July 7, 2017)(9)	4,532	4,466	4,546
TriNet HR Corporation(11)(13)	Outsourced Human Resources Solutions
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—October 24, 2018)(9)	3,993	3,993	3,997

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
UniTek Global Services, Inc.(11)	Provider of Outsourced Infrastructure Services
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—April 15, 2018)(9)	9,344	9,050	8,643
Universal Fiber Systems, LLC(10)	Manufacturer of Synthetic Fibers
		LIBOR Plus 5.75%, Current Coupon 7.50%, Secured Debt (Maturity—June 26, 2015)(9)	11,027	10,957	11,096
US Xpress Enterprises, Inc.(11)	Truckload Carrier
		LIBOR Plus 7.88%, Current Coupon 9.38%, Secured Debt (Maturity—November 13, 2016)(9)	6,313	6,202	6,314
Vantage Oncology, LLC(11)	Outpatient Radiation Oncology Treatment Centers
		9.50% Secured Bond (Maturity—June 15, 2017)	9,000	9,000	8,910
VFH Parent LLC(11)	Electronic Trading and Market Making
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—July 8, 2016)(9)	4,782	4,778	4,827
Visant Corporation(11)	School Affinity Stores
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 22, 2016)(9)	3,882	3,882	3,711
Vision Solutions, Inc.(11)	Provider of Information Availability Software
		LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—July 23, 2016)(9)	2,416	2,269	2,375
		LIBOR Plus 8.00%, Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,965	4,950

				7,234	7,325
Walter Investment Management Corp.(11)(13)	Real Estate Services
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—November 28, 2017)(9)	2,406	2,385	2,418
Wenner Media LLC(11)	Magazine Operator
		LIBOR Plus 9.50%, Current Coupon 10.75%, Secured Debt (Maturity—February 17, 2018)(9)	2,085	2,016	2,134
Western Dental Services, Inc.(11)	Dental Care Services
		LIBOR Plus 7.00%, Current Coupon 8.25%, Secured Debt (Maturity—November 1, 2018)(9)	4,975	4,839	4,978
Wilton Brands LLC(11)	Specialty Housewares Retailer
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—August 30, 2018)(9)	1,925	1,891	1,934
Wireco Worldgroup Inc.(11)	Manufacturer of Synthetic Lifting Products
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—February 15, 2017)(9)	2,481	2,461	2,484
Xerium Technologies, Inc.(11)	Paper Production Equipment
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—May 17, 2019)(9)	2,000	1,990	2,014
YP Holdings LLC(11)	Online and Offline Advertising Operator
		LIBOR Plus 6.75%, Current Coupon 8.00%, Secured Debt (Maturity—June 30, 2018)(9)	3,990	3,892	3,947

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Zilliant Incorporated	Price Optimization and Margin Management Solutions
		12% Secured Debt (Maturity—June 15, 2017)	8,000	6,957	6,957
		Warrants (Fully diluted 2.7%)		1,071	1,071

				8,028	8,028

Subtotal Non-Control/Non-Affiliate Investments (51.2% of total investments at fair value)				567,997	581,244

Total Portfolio Investments, June 30, 2013				990,648	1,114,095

Marketable Securities and Idle Funds Investments
	Investments in Marketable Securities and Diversified, Registered Bond Funds
Other Marketable Securities and Idle Funds Investments(13)				22,502	21,759

Subtotal Marketable Securities and Idle Funds Investments (1.9% of total investments at fair value)				22,502	21,759

Total Investments, June 30, 2013				$1,013,150	$1,135,854

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted.

(2)
Debt investments are generally income producing, unless otherwise noted. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C—Fair Value Hierarchy for Investments and Debentures—Portfolio Investment Composition for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Private Loan portfolio investment. See Note C—Fair Value Hierarchy for Investments and Debentures—Portfolio Investment Composition for the definition of the term Private Loan.

(11)
Middle Market portfolio investment. See Note C—Fair Value Hierarchy for Investments and Debentures—Portfolio Investment Composition for the definition of the term Middle Market.

(12)
Other Portfolio investment. See Note C—Fair Value Hierarchy for Investments and Debentures—Portfolio Investment Composition for the definition of the term Other Portfolio.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

(14)
Non-accrual and non-income producing investment.

(15)
Fully impaired and non-income producing investment.

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Bond-Coat, Inc.	Casing and Tubing Coating Services
		12% Secured Debt (Maturity—December 28, 2017)	14,750	14,550	14,550
		Common Stock (Fully diluted 43.4%)		6,350	6,350

				20,900	20,900
Café Brazil, LLC	Casual Restaurant Group
		12% Secured Debt (Maturity—April 20, 2013)	500	500	500
		Member Units (Fully diluted 41.0%)(8)		42	3,690

				542	4,190
California Healthcare Medical Billing, Inc.	Outsourced Billing and Revenue Cycle Management
		12% Secured Debt (Maturity—October 17, 2015)	8,103	7,913	8,016
		Warrants (Fully diluted 21.3%)		1,193	3,380
		Common Stock (Fully diluted 9.8%)		1,177	1,560

				10,283	12,956
CBT Nuggets, LLC	Produces and Sells IT Training Certification Videos
		14% Secured Debt (Maturity—December 31, 2013)	450	450	450
		Member Units (Fully diluted 41.6%)(8)		1,300	7,800

				1,750	8,250
Ceres Management, LLC (Lambs Tire & Automotive)	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2013)	4,000	3,993	3,993
		Class B Member Units (12% cumulative)		3,000	3,000
		Member Units (Fully diluted 79.0%)		5,273	—
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	1,066	1,066	1,066
		Member Units (Lamb's Real Estate Investment I, LLC) (Fully diluted 100%)		625	860

				13,957	8,919
Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays
		13% Current / 5% PIK Secured Debt (Maturity—July 1, 2013)	4,661	4,652	4,652
		Warrants (Fully diluted 47.9%)		320	600

				4,972	5,252
Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Ashland Capital IX, LLC) (Maturity—June 30, 2017)	919	919	919
		Member Units (Fully diluted 34.2%)(8)		2,980	12,660

				3,899	13,579
Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		9% Secured Debt (Maturity—June 4, 2015)	5,024	4,644	5,024
		Preferred Stock (8% cumulative)(8)		1,081	1,081
		Common Stock (Fully diluted 34.5%)(8)		718	1,550

				6,443	7,655
Hawthorne Customs and Dispatch Services, LLC	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (Fully diluted 47.6%)(8)		589	1,140
		Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.1%)(8)		1,215	1,215

				1,804	2,355
Hydratec, Inc.	Designer and Installer of Micro-Irrigation Systems
		Common Stock (Fully diluted 94.2%)(8)		7,095	13,710

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Indianapolis Aviation Partners, LLC	Fixed Base Operator
		15% Secured Debt (Maturity—September 15, 2014)	4,150	3,982	4,070
		Warrants (Fully diluted 30.1%)		1,129	2,130

				5,111	6,200
Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 2%, Current Coupon 5.25%, Secured Debt (Maturity—November 14, 2013)(9)	1,696	1,696	1,696
		13% Current / 6% PIK Secured Debt (Maturity—November 14, 2013)	1,759	1,759	1,759
		Member Units (Fully diluted 60.8%)(8)		811	2,060

				4,266	5,515
Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2014)	1,892	1,892	1,892
		Preferred Stock (non-voting)		493	493
		Warrants (Fully diluted 7.1%)		54	4
		Common Stock (Fully diluted 70.0%)(8)		100	36

				2,539	2,425
Marine Shelters Holdings, LLC (LoneStar Marine Shelters)	Fabricator of Marine and Industrial Shelters
		12% Secured Debt (Maturity—December 28, 2017)	10,250	10,045	10,045
		Preferred Stock (Fully diluted 26.7%)		3,750	3,750

				13,795	13,795
Mid-Columbia Lumber Products, LLC	Manufacturer of Finger-Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2014)	1,250	1,250	1,250
		12% Secured Debt (Maturity—December 18, 2014)	3,900	3,900	3,900
		9.5% Secured Debt (Mid—Columbia Real Estate, LLC) (Maturity—May 13, 2025)	1,017	1,017	1,017
		Warrants (Fully diluted 9.2%)		250	1,470
		Member Units (Fully diluted 42.9%)		882	1,580
		Member Units (Mid—Columbia Real Estate, LLC) (Fully diluted 50.0%)(8)		250	810

				7,549	10,027
NAPCO Precast, LLC	Precast Concrete Manufacturing
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—February 1, 2016)(9)	3,385	3,334	3,334
		18% Secured Debt (Maturity—February 1, 2016)	5,173	5,093	5,093
		Member Units (Fully diluted 44.0%)		2,975	4,360

				11,402	12,787
NRI Clinical Research, LLC	Clinical Research Center
		14% Secured Debt (Maturity—September 8, 2016)	4,736	4,506	4,506
		Warrants (Fully diluted 12.5%)		252	480
		Member Units (Fully diluted 24.8%)(8)		500	960

				5,258	5,946
NRP Jones, LLC	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	12,100	11,200	11,891
		Warrants (Fully diluted 12.2%)		817	1,350
		Member Units (Fully diluted 43.2%)(8)		2,900	4,800

				14,917	18,041
OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		12% Secured Debt (Maturity—April 1, 2013)	6,000	5,997	6,000
		Common Stock (Fully diluted 48.0%)		1,080	8,740

				7,077	14,740

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Pegasus Research Group, LLC (Televerde)	Telemarketing and Data Services
		13% Current / 5% PIK Secured Debt (Maturity—January 6, 2016)	4,991	4,946	4,991
		Member Units (Fully diluted 43.7%)(8)		1,250	3,790

				6,196	8,781
PPL RVs, Inc.	Recreational Vehicle Dealer
		11.1% Secured Debt (Maturity—June 10, 2015)	8,460	8,404	8,460
		Common Stock (Fully diluted 51.1%)		2,150	6,120

				10,554	14,580
Principle Environmental, LLC	Noise Abatement Services
		12% Secured Debt (Maturity—February 1, 2016)	4,750	3,945	4,750
		12% Current / 2% PIK Secured Debt (Maturity—February 1, 2016)	3,594	3,539	3,594
		Warrants (Fully diluted 14.2%)		1,200	3,860
		Member Units (Fully diluted 22.6%)		1,863	6,150

				10,547	18,354
River Aggregates, LLC	Processor of Construction Aggregates
		12% Secured Debt (Maturity—March 30, 2016)	3,860	3,662	3,662
		Warrants (Fully diluted 20.0%)		202	—
		Member Units (Fully diluted 40.0%)		550	—

				4,414	3,662
The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		4.5% Current / 4.5% PIK Secured Debt (Maturity—October 2, 2013)	1,079	1,077	1,077
		6% Current / 6% PIK Secured Debt (Maturity—October 2, 2013)	5,639	5,588	5,588
		Warrants (Fully diluted 52.3%)		1,096	—

				7,761	6,665
Thermal and Mechanical Equipment, LLC	Commercial and Industrial Engineering Services
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—September 25, 2014)(9)	1,033	1,030	1,033
		13% Current / 5% PIK Secured Debt (Maturity—September 25, 2014)	3,292	3,268	3,292
		Member Units (Fully diluted 50.0%)(8)		1,000	8,250

				5,298	12,575
Uvalco Supply, LLC	Farm and Ranch Supply Store
		Member Units (Fully diluted 42.8%)(8)		1,113	2,760
Van Gilder Insurance Corporation	Insurance Brokerage
		8% Secured Debt (Maturity—January 31, 2014)	915	914	914
		8% Secured Debt (Maturity—January 31, 2016)	1,361	1,349	1,349
		13% Secured Debt (Maturity—January 31, 2016)	6,150	5,319	5,319
		Warrants (Fully diluted 10.0%)		1,209	1,180
		Common Stock (Fully diluted 15.5%)		2,500	2,430

				11,291	11,192
Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		6.5% Current /6.5% PIK Secured Debt (Maturity—December 23, 2016)	3,204	3,146	3,146
		Series A Preferred Stock (Fully diluted 50.9%)		3,000	2,930
		Common Stock (Fully diluted 19.1%)		3,706	110

				9,852	6,186

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Ziegler's NYPD, LLC	Casual Restaurant Group
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—October 1, 2013)(9)	1,000	998	998
		13% Current / 5% PIK Secured Debt (Maturity—October 1, 2013)	5,314	5,300	5,300
		Warrants (Fully diluted 46.6%)		600	180

				6,898	6,478

Subtotal Control Investments (29.2% of total investments at fair value)				217,483	278,475

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
American Sensor Technologies, Inc.	Manufacturer of Commercial / Industrial Sensors
		Warrants (Fully diluted 19.6%)		50	4,170
Bridge Capital Solutions Corporation	Financial Services and Cash Flow Solutions
		13% Secured Debt (Maturity—April 17, 2017)	5,000	4,754	4,754
		Warrants (Fully diluted 7.5%)		200	310

				4,954	5,064
Congruent Credit Opportunities Fund II, LP(12)(13)	Investment Partnership
		LP Interests (Fully diluted 19.8%)(8)		19,049	19,174
Daseke, Inc.	Specialty Transportation Provider
		Common Stock (Fully diluted 12.6%)		1,427	7,310
East Teak Fine Hardwoods, Inc.	Hardwood Products
		Common Stock (Fully diluted 5.0%)		480	380
Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages Liquidation of Distressed Assets
		14% Secured Debt (Maturity—November 21, 2016)	9,828	9,348	9,348
		Warrants (Fully diluted 22.5%)		400	240

				9,748	9,588
Houston Plating and Coatings, LLC	Plating and Industrial Coating Services
		Member Units (Fully diluted 11.1%)(8)		635	8,280
Indianhead Pipeline Services, LLC	Pipeline Support Services
		12% Secured Debt (Maturity—February 6, 2017)	8,725	8,186	8,186
		Preferred Equity (Fully diluted 8.0%)(8)		1,676	1,676
		Warrants (Fully diluted 10.6%)		459	1,490
		Member Units (Fully diluted 4.1%)(8)		1	50

				10,322	11,402
Integrated Printing Solutions, LLC	Specialty Card Printing
		13% Secured Debt (Maturity—September 23, 2016)	12,500	11,807	11,807
		Preferred Equity (Fully diluted 11.0%)		2,000	2,000
		Warrants (Fully diluted 8.0%)		600	1,100

				14,407	14,907
irth Solutions, LLC	Damage Prevention Technology Information Services
		12% Secured Debt (Maturity—December 29, 2015)	3,587	3,543	3,587
		Member Units (Fully diluted 12.8%)(8)		624	2,750

				4,167	6,337
KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
		12.5% Secured Debt (Maturity—September 28, 2017)	9,000	8,913	9,000
		Member Units (Fully diluted 17.9%)(8)		341	5,550

				9,254	14,550
Olympus Building Services, Inc.	Custodial / Facilities Services
		12% Secured Debt (Maturity—March 27, 2014)	3,050	2,975	2,975
		12% Current / 3% PIK Secured Debt (Maturity—March 27, 2014)	1,014	1,014	1,014
		Warrants (Fully diluted 22.5%)		470	470

				4,459	4,459

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
OnAsset Intelligence, Inc.	Transportation Monitoring / Tracking Services
		12% Secured Debt (Maturity—April 18, 2013)	1,500	1,500	1,500
		Preferred Stock (7% cumulative) (Fully diluted 5.8%)(8)		1,692	2,440
		Warrants (Fully diluted 4.0%)		830	550

				4,022	4,490
OPI International Ltd.(13)	Oil and Gas Construction Services
		Common Equity (Fully diluted 11.5%)(8)		1,371	4,971
PCI Holding Company, Inc.	Manufacturer of Industrial Gas Generating Systems
		12% Current / 4% PIK Secured Debt (Maturity—December 18, 2017)	5,008	4,909	4,909
		Preferred Stock (20% cumulative) (Fully diluted 19.4%)(8)		1,511	1,511

				6,420	6,420
Radial Drilling Services Inc.	Oil and Gas Technology
		12% Secured Debt (Maturity—November 23, 2016)	4,200	3,485	3,485
		Warrants (Fully diluted 24.0%)		758	758

				4,243	4,243
Samba Holdings, Inc.	Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	11,923	11,754	11,923
		Common Stock (Fully diluted 19.4%)		1,707	3,670

				13,461	15,593
Spectrio LLC	Audio Messaging Services
		8% Secured Debt (Maturity—June 16, 2016)	280	280	280
		12% Secured Debt (Maturity—June 16, 2016)	17,990	17,559	17,963
		Warrants (Fully diluted 9.8%)		887	3,420

				18,726	21,663
SYNEO, LLC	Manufacturer of Specialty Cutting Tools and Punches
		12% Secured Debt (Maturity—July 13, 2016)	4,300	4,218	4,218
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,413	1,413
		Member Units (Fully diluted 11.1%)		1,000	1,000

				6,631	6,631
Texas Reexcavation LC	Hydro Excavation Services
		12% Current / 3% PIK Secured Debt (Maturity—December 31, 2017)	6,001	5,881	5,881
		Class A Member Units (Fully diluted 16.3)%		2,900	2,900

				8,781	8,781

Subtotal Affiliate Investments (18.7% of total investments at fair value)				142,607	178,413

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
AGS LLC(10)	Developer, Manufacturer, and Operator of Gaming Machines
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—August 23, 2016)(9)	9,423	9,239	9,239
Ameritech College Operations, LLC	For-Profit Nursing and Healthcare College
		18% Secured Debt (Maturity—March 9, 2017)	6,050	5,942	6,050
Ancestry.com Inc.(11)	Genealogy Software Service
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—December 27, 2018)(9)	7,000	6,720	6,767
Artel, LLC(11)	Land-Based and Commercial Satellite Provider
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 27, 2017)(9)	5,000	4,951	4,950
Associated Asphalt Partners, LLC(11)	Liquid Asphalt Supplier
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—March 9, 2018)(9)	9,400	9,250	9,259
Audio Visual Services Group, Inc.(11)	Hotel & Venue Audio Visual Operator
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—November 9, 2018)(9)	5,000	4,901	4,919
		LIBOR Plus 9.50%, Current Coupon 10.75%, Secured Debt (Maturity—May 9, 2019)(9)	5,000	4,901	4,938

				9,802	9,857
B. J. Alan Company	Retailer and Distributor of Consumer Fireworks
		14% Current / 2.5% PIK Secured Debt (Maturity—June 22, 2017)	10,134	10,042	10,042
Blackboard, Inc.(11)	Education Software Provider
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—October 4, 2018)(9)	1,361	1,319	1,379
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—April 4, 2019)(9)	2,000	1,852	1,927

				3,171	3,306
Brand Connections, LLC	Venue-Based Marketing and Media
		12% Secured Debt (Maturity—April 30, 2015)	7,974	7,828	7,974
Brasa Holdings Inc.(11)	Upscale Full Service Restaurants
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—July 18, 2019)(9)	3,491	3,395	3,525
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—January 19, 2020)(9)	2,000	1,927	2,030

				5,322	5,555
Calloway Laboratories, Inc.(10)	Health Care Testing Facilities
		10.00% Current / 2.00% PIK Secured Debt (Maturity—September 30, 2014)	5,479	5,361	5,479
CDC Software Corporation(11)	Enterprise Application Software
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—August 6, 2018)(9)	4,239	4,199	4,260
CHI Overhead Doors, Inc.(11)	Manufacturer of Overhead Garage Doors
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—August 17, 2017)(9)	2,410	2,371	2,421
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—February 17, 2018)(9)	2,500	2,457	2,463

				4,828	4,884

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Citadel Plastics Holding, Inc.(11)	Supplier of Commodity Chemicals / Plastic Parts
		LIBOR Plus 5.25%, Current Coupon 6.75%, Secured Debt (Maturity—February 28, 2018)(9)	2,985	2,959	2,989
Compact Power Equipment Centers Inc.	Equipment / Tool Rental
		6% Current / 6% PIK Secured Debt (Maturity—October 1, 2017)	3,687	3,669	3,669
		Series A Stock (8% cumulative) (Fully diluted 4.2%)(8)		923	1,232

				4,592	4,901
Confie Seguros Holding II Co.(11)	Insurance Brokerage
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—November 9, 2018)(9)	5,000	4,927	4,964
Connolly Holdings Inc.(11)	Audit Recovery Software
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—July 15, 2018)(9)	2,488	2,464	2,519
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—January 15, 2019)(9)	2,000	1,962	2,050

				4,426	4,569
Creative Circle, LLC(11)	Professional Staffing Firm
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—September 28, 2017)(9)	9,938	9,840	9,840
CST Industries(11)	Storage Tank Manufacturer
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	12,188	12,022	12,110
Diversified Machine, Inc.(11)	Automotive Component Supplier
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—December 21, 2017)(9)	2,000	1,961	1,985
Drilling Info, Inc.	Information Services for the Oil and Gas Industry
		Common Stock (Fully diluted 2.3%)		1,335	5,769
Dycom Investments, Inc.(11)(13)	Telecomm Construction & Engineering Providers
		7.13% Bond (Maturity—January 15, 2021)	1,000	1,042	1,053
Emerald Performance Materials, Inc.(11)	Specialty Chemicals Manufacturer
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—May 18, 2018)(9)	4,490	4,451	4,512
Engility Corporation(11)(13)	Defense Software
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—July 18, 2017)(9)	8,000	7,928	7,930
eResearch Technology, Inc.(11)	Provider of Technology- Driven Health Research
		LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity—June 29, 2018)(9)	3,491	3,361	3,465
EnCap Energy Fund Investments(12)(13)	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		1,735	1,852
		LP Interests (EnCap Energy Capital Fund VIII Co-Investors, L.P.) (Fully diluted 0.3%)		442	442
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 0.8%)		664	664

				2,841	2,958
Fairway Group Acquisition Company(11)	Retail Grocery
		LIBOR Plus 6.75%, Current Coupon 8.25%, Secured Debt (Maturity—August 17, 2018)(9)	3,990	3,933	4,030

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
FC Operating, LLC(10)	Christian Specialty Retail Stores
		LIBOR Plus 10.75%, Current Coupon 12.00%, Secured Debt (Maturity—November 14, 2017)(9)	6,000	5,883	5,916
FishNet Security, Inc.(11)	Information Technology Value-Added Reseller
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 30, 2017)(9)	8,000	7,921	7,960
Flexera Software LLC(11)	Software Licensing
		LIBOR Plus 9.75%, Current Coupon 11.00%, Secured Debt (Maturity—September 30, 2018)(9)	3,000	2,789	3,053
Fram Group Holdings, Inc.(11)	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—July 29, 2017)(9)	988	984	989
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	1,000	996	950

				1,980	1,939
GFA Brands, Inc.(11)(13)	Distributor of Health Food Products
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—July 2, 2018)(9)	6,790	6,663	6,909
GMACM Borrower LLC(11)	Mortgage Originator and Servicer
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 13, 2015)(9)	1,000	987	1,011
Grede Holdings, LLC(11)	Operator of Iron Foundries
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—April 3, 2017)(9)	5,000	4,975	5,025
Hayden Acquisition, LLC	Manufacturer of Utility Structures
		8% Secured Debt (Maturity—January 1, 2013)(14)	1,800	1,781	—
Hearthside Food Solutions, LLC(11)	Contract Food Manufacturer
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 5, 2018)(9)	3,990	3,953	3,980
Heckmann Corporation(11)(13)	Water Treatment and Disposal Services
		9.88% Bond (Maturity—April 15, 2018)	3,500	3,500	3,588
HOA Restaurant Group, LLC(11)	Casual Restaurant Group
		11.25% Bond (Maturity—April 1, 2017)	2,000	2,000	1,810
Hudson Products Holdings, Inc.(11)	Manufacturer of Heat Transfer Equipment
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—June 7, 2017)(9)	4,000	3,961	4,015
Hupah Finance Inc.(11)	Manufacturer of Industrial Machinery
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—January 19, 2019)(9)	2,978	2,924	3,015
Il Fornaio Corporation(11)	Casual Restaurant Group
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 10, 2017)(9)	1,822	1,815	1,836
Insight Pharmaceuticals, LLC(11)	Pharmaceuticals Merchant Wholesalers
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—August 25, 2016)(9)	5,000	4,976	5,025

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Ipreo Holdings LLC(11)	Application Software for Capital Markets
		LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity—August 5, 2017)(9)	5,688	5,610	5,723
iStar Financial Inc.(11)(13)	Real Estate Investment Trust
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—March 19, 2016)(9)	1,444	1,422	1,461
Ivy Hill Middle Market Credit Fund III, Ltd.(12)(13)	Investment Partnership
		LIBOR Plus 6.50%, Current Coupon 6.71%, Secured Debt (Maturity—January 15, 2022)	2,000	1,681	1,970
Jackson Hewitt Tax Service Inc.(11)	Tax Preparation Services
		LIBOR Plus 8.50%, Current Coupon 10.00%, Secured Debt (Maturity—October 15, 2017)(9)	7,500	7,211	7,281
Kadmon Pharmaceuticals, LLC(10)	Biopharmaceutical Products and Services
		LIBOR Plus 13.00% / 12.00% PIK, Current Coupon with PIK 27.00%, Secured Debt (Maturity—April 30, 2013)(9)	6,056	6,056	6,056
Keypoint Government Solutions, Inc.(11)	Pre-employment Screening Services
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 13, 2017)(9)	5,000	4,903	4,975
Maverick Healthcare Group LLC(10)	Home Healthcare Products and Services
		LIBOR Plus 9.00%, Current Coupon 10.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,900	4,900	4,992
Media Holdings, LLC(11)(13)	Internet Traffic Generator
		LIBOR Plus 13.00%, Current Coupon 15.00%, Secured Debt (Maturity—April 27, 2014)(9)	5,000	5,332	5,000
Medpace Intermediateco, Inc.(11)	Clinical Trial Development and Execution
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—June 19, 2017)(9)	4,612	4,557	4,427
Metal Services LLC(11)	Steel Mill Services
		LIBOR Plus 6.50%, Current Coupon 7.75%, Secured Debt (Maturity—June 30, 2017)(9)	5,000	4,902	5,038
Metals USA, Inc.(11)(13)	Operator of Metal Service Centers
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—December 14, 2019)(9)	7,500	7,426	7,463
Milk Specialties Company(11)	Processor of Nutrition Products
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—November 9, 2018)(9)	5,000	4,951	4,988
Miramax Film NY, LLC(11)	Motion Picture Producer and Distributor
		Class B Units (Fully diluted 0.2%)		500	576
Mmodal, Inc.(11)	Healthcare Equipment and Services
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—August 16, 2019)(9)	3,990	3,940	3,850
Modern VideoFilm, Inc.(10)	Post-Production Film Studio
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—December 19, 2017)(9)	5,005	4,780	4,780
		Warrants (Fully diluted 1.5%)		150	150

				4,930	4,930

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Mood Media Corporation(11)(13)	Music Programming and Broadcasting
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—May 6, 2018)(9)	1,775	1,759	1,780
National Healing Corporation(11)	Wound Care Management
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—November 30, 2018)(9)	1,500	1,422	1,545
		Common Equity (Fully diluted 0.02%)		50	50

				1,472	1,595
National Vision, Inc.(11)	Discount Optical Retailer
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—August 2, 2018)(9)	3,226	3,179	3,274
NCI Building Systems, Inc.(11)	Non-Residential Building Products Manufacturer
		LIBOR Plus 6.75%, Current Coupon 8.00%, Secured Debt (Maturity—May 2, 2018)(9)	2,450	2,335	2,455
NCP Investment Holdings, Inc.	Management of Outpatient Cardiac Cath Labs
		Class A and C Units (Fully diluted 3.3%)(8)		20	2,474
NGPL PipeCo, LLC(11)	Natural Gas Pipelines and Storage Facilities
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—September 15, 2017)(9)	8,679	8,548	8,901
North American Breweries Holdings, LLC(11)	Operator of Specialty Breweries
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—December 11, 2018)(9)	4,000	3,921	4,020
Northland Cable Television, Inc.(11)	Television Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,812	4,710	4,692
Oberthur Technologies SA(11)(13)	Smart Card, Printing, Identity, and Cash Protection Security
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—November 30, 2018)(9)	6,965	6,648	6,913
Oneida Ltd.(11)	Household Products Manufacturer
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—September 25, 2017)(9)	1,933	1,899	1,904
Panolam Industries International, Inc.(11)	Decorative Laminate Manufacturer
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—August 23, 2017)(9)	4,048	4,010	4,038
Peppermill Casinos, Inc.(11)	Operator of Casinos and Gaming Operations
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 2, 2018)(9)	2,295	2,204	2,246
Phillips Plastic Corporation(11)	Custom Molder of Plastics and Metals
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 12, 2017)(9)	1,728	1,714	1,723
Physician Oncology Services, L.P.(11)	Provider of Radiation Therapy and Oncology Services
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—January 31, 2017)(9)	942	935	904
PL Propylene LLC(11)(13)	Propylene Producer
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—March 27, 2017)(9)	3,970	3,901	4,035

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Preferred Proppants, LLC(11)	Producer of Sand Based Proppants
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—December 15, 2016)(9)	5,942	5,823	5,526
ProQuest LLC(11)	Academic Research Portal
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—April 13, 2018)(9)	4,963	4,918	4,997
PRV Aerospace, LLC(11)	Aircraft Equipment Manufacturer
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—May 9, 2018)(9)	5,972	5,917	5,987
Radio One, Inc.(11)	Radio Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 31, 2016)(9)	2,932	2,891	2,983
Relativity Media, LLC(10)	Full-scale Film and Television Production and Distribution
		10.00% Secured Debt (Maturity—May 24, 2015)	4,904	4,825	5,087
		15.00% PIK Secured Debt (Maturity—May 24, 2015)	5,477	5,214	5,294
		Class A Units (Fully diluted 0.2%)		292	292

				10,331	10,673
Sabre Industries, Inc.(11)	Manufacturer of Telecom Structures and Equipment
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—August 24, 2018)(9)	6,500	6,407	6,565
Shale-Inland Holdings, LLC(11)	Distributor of Pipe, Valves, and Fittings
		8.75% Bond (Maturity—November 15, 2019)	3,000	3,000	3,143
Sonneborn, LLC(11)	Specialty Chemicals Manufacturer
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—March 30, 2018)(9)	2,978	2,924	3,030
Sourcehov LLC(11)	Business Process Services
		LIBOR Plus 5.38%, Current Coupon 6.63%, Secured Debt (Maturity—April 28, 2017)(9)	2,955	2,874	2,921
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—April 30, 2018)(9)	5,000	4,537	4,581

				7,411	7,502
Surgery Center Holdings, Inc.(11)	Ambulatory Surgical Centers
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 6, 2017)(9)	4,881	4,863	4,857
The Tennis Channel, Inc.(10)	Television-Based Sports Broadcasting
		LIBOR Plus 6% / 4% PIK, Current Coupon with PIK 14%, Secured Debt (Maturity—June 30, 2013)(9)	11,050	12,776	12,776
		Warrants (Fully diluted 0.1%)		235	235

				13,011	13,011
Totes Isotoner Corporation(11)	Weather Accessory Retail
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—July 7, 2017)(9)	4,717	4,642	4,729
TriNet HR Corporation(11)(13)	Outsourced Human Resources Solutions
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—October 24, 2018)(9)	3,000	3,000	3,011
UniTek Global Services, Inc.(11)	Provider of Outsourced Infrastructure Services
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—April 15, 2018)(9)	4,379	4,268	4,308

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Universal Fiber Systems, LLC(10)	Manufacturer of Synthetic Fibers
		LIBOR Plus 5.75%, Current Coupon 7.50%, Secured Debt (Maturity—June 26, 2015)(9)	5,274	5,182	5,195
US Xpress Enterprises, Inc.(11)	Truckload Carrier
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—November 13, 2016)(9)	6,500	6,374	6,484
Vantage Specialties, Inc.(11)	Manufacturer of Specialty Chemicals
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—February 10, 2018)(9)	3,970	3,900	4,000
VFH Parent LLC(11)	Electronic Trading and Market Making
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—July 8, 2016)(9)	3,394	3,344	3,404
Visant Corporation(11)	School Affinity Stores
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 22, 2016)(9)	3,923	3,923	3,575
Vision Solutions, Inc.(11)	Provider of Information Availability Software
		LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—July 23, 2016)(9)	2,506	2,325	2,340
		LIBOR Plus 8.00%, Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,962	4,875

				7,287	7,215
Walter Investment Management Corp.(11)(13)	Real Estate Services
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—November 28, 2017)(9)	2,469	2,444	2,484
Western Dental Services, Inc.(11)	Dental Care Services
		LIBOR Plus 7.00%, Current Coupon 8.25%, Secured Debt (Maturity—November 1, 2018)(9)	5,000	4,853	4,894
Wilton Brands LLC(11)	Specialty Housewares Retailer
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—August 30, 2018)(9)	1,975	1,937	2,000
Wireco Worldgroup Inc.(11)	Manufacturer of Synthetic Lifting Products
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—February 15, 2017)(9)	2,494	2,471	2,550
WP CPP Holdings, LLC(11)	Manufacturer of Aerospace and Defense Components
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—December 28, 2019)(9)	4,000	3,960	4,020
Zilliant Incorporated	Price Optimization and Margin Management Solutions
		12% Secured Debt (Maturity—June 15, 2017)	8,000	6,866	6,866
		Warrants (Fully diluted 3.0%)		1,071	1,071

				7,937	7,937

Subtotal Non-Control/Non-Affiliate Investments (49.1% of total investments at fair value)				456,975	467,543

Main Street Capital Partners, LLC (Investment Manager)	Asset Management
		100% of Membership Interests		2,668	—

Total Portfolio Investments, December 31, 2012				819,733	924,431

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)
(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Marketable Securities and Idle Funds Investments
	Investments in Marketable Securities and Diversified, Registered Bond Funds
Ceridian Corporation(13)
		LIBOR Plus 5.75%, Current Coupon 5.96%, Secured Debt (Maturity—May 9, 2017)	10,000	10,025	10,013
Compass Investors Inc.(13)
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 27, 2019)(9)	7,000	7,005	6,994
First Data Corporation(13)
		LIBOR Plus 4.00%, Current Coupon 4.21%, Secured Debt (Maturity—March 23, 2018)	5,000	4,763	4,767
Toll Road Investors Partnership II, LP Bond(13)
		Zero Coupon Bond (Maturity—February 15, 2033)	7,500	1,742	1,834
Univision Communications Inc.(13)
		LIBOR Plus 4.25%, Current Coupon 4.46%, Secured Debt (Maturity—March 31, 2017)	5,000	4,934	4,927

Subtotal Marketable Securities and Idle Funds Investments (3.0% of total investments at fair value)				28,469	28,535

Total Investments, December 31, 2012				$848,202	$952,966

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted.

(2)
Debt investments are generally income producing, unless otherwise noted. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C—Fair Value Hierarchy for Investments and Debentures—Portfolio Investment Composition for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Private Loan portfolio investment. See Note C—Fair Value Hierarchy for Investments and Debentures—Portfolio Investment Composition for the definition of the term Private Loan.

(11)
Middle Market portfolio investment. See Note C—Fair Value Hierarchy for Investments and Debentures—Portfolio Investment Composition for the definition of the term Middle Market.

(12)
Other Portfolio investment. See Note C—Fair Value Hierarchy for Investments and Debentures—Portfolio Investment Composition for the definition of the term Other Portfolio.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

(14)
Fully impaired and non-income producing investment.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION

1.     Organization

        Main Street Capital Corporation ("MSCC") was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Investment Manager acts as MSMF's manager and investment adviser. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by MSCC, MSCC does not pay any external investment advisory fees, but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        On January 7, 2010, MSCC consummated transactions (the "Exchange Offer") to exchange 1,239,695 shares of its common stock for approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is also managed by the Investment Manager. During the first quarter of 2012, MSCC exchanged 229,634 shares of its common stock to acquire all of the remaining minority ownership in the total dollar value of the MSC II limited partnership interests, including approximately 5% owned by affiliates of MSCC (the "Final MSC II Exchange"). After the completion of the Final MSC II Exchange, MSCC owns 100% of MSC II. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests and the Final MSC II Exchange, are collectively termed the "Exchange Offer Transactions."

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Investment Manager is also a direct wholly owned subsidiary that has elected to be a taxable entity. The Taxable Subsidiaries and the Investment Manager are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds, the Taxable Subsidiaries and, beginning April, 1 2013, the Investment Manager (see Note A.2. for further discussion).

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION (Continued)

2.     Basis of Presentation

        Main Street's financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For the three months ended March 31, 2013 and the three and six months ended June 30, 2012, Main Street's consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries. Beginning April 1, 2013, and for all periods thereafter, Main Street's consolidated financial statements also include the balance sheet and income statement accounts and other information of the Investment Manager reflected as a consolidated subsidiary (see further discussion below). The Investment Portfolio, as used herein, refers to all of Main Street's LMM portfolio investments, Middle Market portfolio investments, Private Loan portfolio investments, Other Portfolio investments and, for all periods up to and including March 31, 2013, the investment in the Investment Manager, but excludes all "Marketable securities and idle funds investments", and for all periods after March 31, 2013, the Investment Portfolio also excludes the Investment Manager (see Note C—Fair Value Hierarchy for Investments and Debentures—Portfolio Investment Composition for additional discussion of Main Street's Investment Portfolio composition and definitions for the terms LMM, Middle Market, Private Loan and Other Portfolio). For all periods up to and including the period ending March 31, 2013, the Investment Manager was accounted for as a portfolio investment (see Note D) and was not consolidated with MSCC and its consolidated subsidiaries. For all periods after March 31, 2013, the Investment Manager is consolidated with MSCC and its other consolidated subsidiaries. "Marketable securities and idle funds investments" are classified as financial instruments and are reported separately on Main Street's Consolidated Balance Sheets and Consolidated Schedule of Investments due to the nature of such investments (see Note B.11.). Main Street's results of operations for the three and six months ended June 30, 2013 and 2012, cash flows for the six months ended June 30, 2013 and 2012, and financial position as of June 30, 2013 and December 31, 2012, are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform with the current presentation, including certain investments previously included as part of the LMM portfolio or Middle Market portfolio that are now classified as part of the Private Loan portfolio and the reclassification of Investment Portfolio and Marketable securities and idle funds investment related activity from cash flows from investing activities to cash flows from operating activities.

        The accompanying unaudited consolidated financial statements of Main Street are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. The results of operations for the three and six months ended June 30, 2013 and June 30, 2012 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2012. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION (Continued)

the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the "AICPA Guide"), Main Street is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if Main Street holds a controlling interest in an operating company that provides all or substantially all of its services directly to Main Street or to an investment company of Main Street. None of the portfolio investments made by Main Street qualify for this exception, except as discussed below with respect to the Investment Manager. Therefore, Main Street's Investment Portfolio is carried on the balance sheet at fair value, as discussed further in Note B, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on the Statement of Operations until the investment is realized, usually upon exit, resulting in any gain or loss being recognized as a "Net Realized Gain (Loss) from Investments." For all periods prior to and including March 31, 2013, the Investment Manager was accounted for as a portfolio investment and included as part of the Investment Portfolio in the consolidated financial statements of Main Street (see Note D for further discussion of the Investment Manager). The Investment Manager was consolidated with MSCC and its other consolidated subsidiaries prospectively beginning April 1, 2013 as the controlled operating subsidiary was providing substantially all of its services directly or indirectly to Main Street or its portfolio companies.

  Portfolio Investment Classification

        Main Street classifies its Investment Portfolio in accordance with the requirements of the 1940 Act. Under the 1940 Act, (a) "Control Investments" are defined as investments in which Main Street owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation, (b) "Affiliate Investments" are defined as investments in which Main Street owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation, and (c) "Non-Control/Non-Affiliate Investments" are defined as investments that are neither Control Investments nor Affiliate Investments. The line item on Main Street's Consolidated Balance Sheets entitled "Investment in affiliated Investment Manager" represents Main Street's investment in the Investment Manager that was accounted for as a part of the Investment Portfolio through the period ended March 31, 2013. As discussed further above, the Investment Manager was consolidated beginning April 1, 2013 and is no longer accounted for as a part of the Investment Portfolio.

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.     Valuation of the Investment Portfolio

        Main Street accounts for its Investment Portfolio at fair value. As a result, Main Street follows the provisions of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("Codification" or "ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines

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NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires Main Street to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable, and willing and able to transact.

        Main Street's portfolio strategy calls for it to invest primarily in illiquid debt and equity securities issued by private, LMM companies and debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. Main Street categorizes some of its investments in LMM companies and Middle Market companies as Private Loan portfolio investments, which are typically debt securities issued by companies that are consistent in size with either the LMM companies or Middle Market companies, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Main Street's portfolio also includes Other Portfolio investments which primarily consist of investments that are not consistent with the typical profiles for our LMM portfolio investments, Middle Market portfolio investments or Private Loan portfolio investments, including investments which may be managed by third parties. All of Main Street's portfolio investments may be subject to restrictions on resale.

        LMM investments and Other Portfolio investments generally have no established trading market while Middle Market securities generally have established markets that are not active. Private Loan investments may include investments which have no established trading market or have established markets that are not active. Main Street determines in good faith the fair value of its Investment Portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by its Board of Directors and in accordance with the 1940 Act. Main Street's valuation policy and process are intended to provide a consistent basis for determining the fair value of the portfolio.

        For LMM portfolio investments, Main Street reviews external events, including private mergers, sales and acquisitions involving comparable companies, and includes these events in the valuation process. For Middle Market portfolio investments, Main Street primarily uses observable inputs such as quoted prices in the valuation process. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, Main Street generally uses a combination of observable inputs through obtaining third party quotes or other independent pricing and an approach similar to the income approach using a yield-to-maturity model used to value its LMM portfolio debt investments.

        For valuation purposes, "control" LMM portfolio investments are composed of debt and equity securities in companies for which Main Street has a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for Main Street's control LMM portfolio investments. As a result, for control LMM portfolio investments, Main Street determines the fair value using a combination of market and income approaches. Under the market approach, Main Street will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), cash flows, net

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NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, Main Street analyzes various factors including the portfolio company's historical and projected financial results. Main Street allocates the enterprise value to investments in order of the legal priority of the various components of the portfolio company's capital structure. Main Street will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate and which includes using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. The valuation approaches for Main Street's control LMM portfolio investments estimate the value of the investment if Main Street were to sell, or exit, the investment. In addition, these valuation approaches consider the value associated with Main Street's ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

        For valuation purposes, "non-control" LMM portfolio investments are composed of debt and equity securities in companies for which Main Street does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for non-control LMM portfolio investments. For non-control LMM portfolio investments, Main Street uses a combination of the market and income approaches to value its equity investments and the income approach to value its debt investments similar to the approaches used for our control LMM portfolio investments and which includes using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Main Street's estimate of the expected repayment date of a LMM debt security is generally the legal maturity date of the instrument, as Main Street generally intends to hold its LMM loans and debt securities to maturity. The yield-to-maturity analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. Main Street will use the value determined by the yield-to-maturity analysis as the fair value for that security; however, because of Main Street's general intent to hold its loans to maturity, the fair value will not exceed the face amount of the LMM debt security. A change in the assumptions that Main Street uses to estimate the fair value of its LMM debt securities using the yield-to-maturity analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a LMM debt security is in workout status, Main Street may consider other factors in determining the fair value of the LMM debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Pursuant to its internal valuation process and the requirements under the 1940 Act, Main Street performs valuation procedures on its investments in each LMM portfolio company once a quarter. In addition to its internal valuation process, in arriving at estimates of fair value for its investments in its LMM portfolio companies, Main Street, among other things, consults with a nationally recognized independent advisor. The nationally recognized independent advisor is generally consulted relative to Main Street's investments in each LMM portfolio company at least once in every calendar year, and for

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NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Main Street's investments in new LMM portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, Main Street may determine that it is not cost-effective, and as a result is not in its stockholders' best interest, to consult with the nationally recognized independent advisor on its investments in one or more LMM portfolio companies. Such instances include, but are not limited to, situations where the fair value of Main Street's investment in a LMM portfolio company is determined to be insignificant relative to the total Investment Portfolio. Main Street consulted with its independent advisor in arriving at Main Street's determination of fair value on its investments in a total of 26 LMM portfolio companies for the six months ended June 30, 2013, representing approximately 40.2% of the total LMM portfolio at fair value as of June 30, 2013 and on a total of 22 LMM portfolio companies for the six months ended June 30, 2012, representing approximately 39.7% of the total LMM portfolio and investment in the affiliated Investment Manager at fair value as of June 30, 2012.

        For valuation purposes, all of Main Street's Middle Market portfolio investments are non-control investments for which Main Street does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Main Street primarily uses observable inputs to determine the fair value of these investments through obtaining third party quotes or other independent pricing, to the extent such sufficient observable inputs are available to determine fair value. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, Main Street generally uses a combination of observable inputs through obtaining third party quotes or other independent pricing and an approach similar to the income approach using a yield-to-maturity model used to value its LMM portfolio debt investments.

        For valuation purposes, all of Main Street's Private Loan portfolio investments are non-control investments for which Main Street does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. As sufficient observable inputs to determine the fair value of these Private Loan portfolio investments through obtaining third party pricing or other independent pricing are not generally available, Main Street generally uses a combination of observable inputs through obtaining third party quotes or other independent pricing and an approach similar to the income approach using a yield-to-maturity model used to value its LMM portfolio debt investments.

        For valuation purposes, all of Main Street's Other Portfolio investments are non-control investments for which Main Street generally does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Main Street's Other Portfolio investments comprised 3.1% and 2.6%, respectively, of Main Street's Investment Portfolio at fair value as of June 30, 2013 and December 31, 2012. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. For its Other Portfolio equity investments, Main Street determines the fair value based on the fair value of the portfolio company as determined by independent third parties and based on Main Street's proportional ownership in the portfolio company, as well as the financial position and assessed risk of each of these portfolio investments. For Other Portfolio debt investments with observable inputs, Main Street determines the fair value of these investments through obtaining third party quotes or other independent pricing, to the extent sufficient observable inputs are available to determine fair value. To the extent such observable inputs are not available, Main Street values these Other Portfolio

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NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

debt investments through an approach similar to the income approach using a yield-to-maturity model used to value its LMM portfolio debt investments.

        Due to the inherent uncertainty in the valuation process, Main Street's determination of fair value for its Investment Portfolio may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. Main Street determines the fair value of each individual investment and records changes in fair value as unrealized appreciation or depreciation.

        Main Street uses a standard internal portfolio investment rating system in connection with its investment oversight, portfolio management and analysis and investment valuation procedures for its LMM portfolio companies. This system takes into account both quantitative and qualitative factors of the LMM portfolio company and the investments held therein.

        The Board of Directors of Main Street has the final responsibility for reviewing and approving, in good faith, Main Street's determination of the fair value for its Investment Portfolio consistent with the 1940 Act requirements. Main Street believes its Investment Portfolio as of June 30, 2013 and December 31, 2012 approximates fair value as of those dates based on the markets in which Main Street operates and other conditions in existence on those reporting dates.

2.     Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from these estimates under different conditions or assumptions. Additionally, as explained in Note B.1., the financial statements include investments in the Investment Portfolio whose values have been estimated by Main Street with the oversight, review and approval by Main Street's Board of Directors in the absence of readily ascertainable market values. Because of the inherent uncertainty of the portfolio investment valuations, those estimated values may differ significantly from the values that would have been used had a readily available market for the investments existed, and it is reasonably possible that the differences could be material.

3.     Cash and Cash Equivalents

        Cash and cash equivalents consist of highly liquid investments with an original maturity of three months or less at the date of purchase. Cash and cash equivalents are carried at cost, which approximates fair value.

        At June 30, 2013, cash balances totaling $36.8 million exceeded FDIC insurance protection levels, subjecting the Company to risk related to the uninsured balance. All of the Company's cash deposits are held at large established high credit quality financial institutions and management believes that the risk of loss associated with any uninsured balances is remote.

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NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

4.     Marketable Securities and Idle Funds Investments

        Marketable securities and idle funds investments include investments in intermediate-term secured debt and independently rated debt investments. See the "Consolidated Schedule of Investments" for more information on Marketable securities and idle funds investments.

5.     Interest, Dividend and Fee Income (Structuring and Advisory Services)

        Main Street records interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with Main Street's valuation policy, Main Street evaluates accrued interest and dividend income periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if Main Street otherwise does not expect the debtor to be able to service all of its debt or other obligations, Main Street will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, Main Street removes it from non-accrual status.

        Main Street holds debt and preferred equity instruments in its Investment Portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of these dividends in arrears may be deferred until such time as the preferred equity is redeemed. To maintain RIC tax treatment (as discussed in Note B.9. below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the PIK interest and cumulative dividends in cash. For the three months ended June 30, 2013 and 2012, (i) approximately 3.7%, and 3.9%, respectively, of Main Street's total investment income was attributable to PIK interest income not paid currently in cash and (ii) approximately 1.0%, and 0.3%, respectively, of Main Street's total investment income was attributable to cumulative dividend income not paid currently in cash. For the six months ended June 30, 2013 and 2012, (i) approximately 4.4%, and 3.7%, respectively, of Main Street's total investment income was attributable to PIK interest income not paid currently in cash and (ii) approximately 0.9%, and 0.3%, respectively, of Main Street's total investment income was attributable to cumulative dividend income not paid currently in cash.

        As of June 30, 2013, Main Street had one investment with positive fair value on non-accrual status, which comprised approximately 0.2% of the total Investment Portfolio at fair value and, together with another fully impaired investment, comprised approximately 0.7% of the total Investment Portfolio at cost. As of December 31, 2012, Main Street had no investments with positive fair value on non-accrual status and one fully impaired investment which comprised approximately 0.2% of the total Investment Portfolio at cost, excluding the investment in the affiliated Investment Manager.

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NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Main Street may periodically provide services, including structuring and advisory services, to its portfolio companies or other third parties. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are deferred and accreted into interest income over the life of the financing.

        Main Street has received the following types of income from its Investment Portfolio:

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
	(dollars in thousands)		(dollars in thousands)
Interest, fee and dividend income:
Interest income	$22,858	$16,477	$44,343	$33,666
Fee income	1,379	1,680	2,805	2,757
Dividend income	3,193	2,168	5,615	3,489

Total interest, fee and dividend income	$27,430	$20,325	$52,763	$39,912

6.     Deferred Financing Costs

        Deferred financing costs include SBIC debenture commitment fees and SBIC debenture leverage fees on the SBIC debentures which are not accounted for under the fair value option under ASC 825 (as discussed further in Note B.11.). These fees range between 3.4% and 3.5% of the total commitment and draw amounts, as applicable. These deferred financing costs have been capitalized and are being amortized into interest expense over the term of the debenture agreement (ten years).

        Deferred financing costs also include commitment fees and other costs related to our multi-year investment credit facility (the "Credit Facility", as discussed further in Note F). These costs have been capitalized and are amortized into interest expense over their respective terms.

7.     Unearned Income—Debt Origination Fees and Original Issue Discount and Discounts / Premiums to Par Value

        Main Street capitalizes debt origination fees received in connection with financings and reflects such fees as unearned income netted against the applicable debt investments. The unearned income from the fees is accreted into interest income based on the effective interest method over the life of the financing.

        In connection with its portfolio debt investments, Main Street sometimes receives nominal cost warrants ("nominal cost equity") that are valued as part of the negotiation process with the particular portfolio company. When Main Street receives nominal cost equity, Main Street allocates its cost basis in its investment between its debt security and its nominal cost equity at the time of origination based on amounts negotiated with the particular portfolio company. The allocated amounts are based upon the fair value of the nominal cost equity, which is then used to determine the allocation of cost to the debt security. Any discount recorded on a debt investment resulting from this allocation is reflected as

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NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

unearned income, which is netted against the applicable debt investment, and accreted into interest income based on the effective interest method over the life of the debt investment. The actual collection of this interest is deferred until the time of debt principal repayment.

        Main Street may also purchase debt securities at a discount or at a premium to the par value of the debt security. In the case of a purchase at a discount, Main Street records the investment at the par value of the debt security net of the discount, and the discount is accreted into interest income based on the effective interest method over the life of the debt investment. In the case of a purchase at a premium, Main Street records the investment at the par value of the debt security plus the premium, and the premium is amortized as a reduction to interest income based on the effective interest method over the life of the debt investment.

        To maintain RIC tax treatment (as discussed below in Note B.9.), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the interest income. For the three months ended June 30, 2013 and 2012, approximately 3.3% and 3.8%, respectively, of Main Street's total investment income was attributable to interest income from the accretion of discounts, net of any premium reduction, associated with debt investments. For the six months ended June 30, 2013 and 2012, approximately 3.1% and 3.7%, respectively, of Main Street's total investment income was attributable to interest income for the accretion of discounts, net of any premium reduction, associated with debt investments.

8.     Share-Based Compensation

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measures the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes the fair value of the awards as share-based compensation expense over the requisite service period or vesting term.

9.     Income Taxes

        MSCC has elected and intends to continue to qualify for the tax treatment applicable to a RIC under the Code, and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, MSCC is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, each year. Depending on the level of taxable income earned in a tax year, MSCC may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the prior year.

        The Taxable Subsidiaries hold certain portfolio investments of Main Street. The Taxable Subsidiaries are consolidated for U.S. GAAP reporting purposes, and the portfolio investments held by them are included in the consolidated financial statements. The Taxable Subsidiaries permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax

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NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

purposes and continue to comply with the "source income" requirements contained in the RIC tax provisions. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense, or benefit, as a result of their ownership of certain portfolio investments. This income tax expense, or benefit, and the related tax assets and liabilities are reflected in Main Street's consolidated financial statements.

        The Investment Manager has elected, for tax purposes, to be treated as a taxable entity, is not consolidated with Main Street for income tax purposes and is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The Investment Manager permits Main Street to receive third party fees and continue to comply with the "source income" requirements contained in the RIC tax provisions. The taxable income, or loss, of the Investment Manager may differ from its book income due to temporary book and tax timing differences, as well as permanent differences. Through March 31, 2013, the Investment Manager provided for any income tax expense, or benefit, and any tax assets and liabilities in its separate financial statements. Beginning April 1, 2013, the Investment Manager is included in Main Street's consolidated financial statements and reflected as a consolidated subsidiary and any income tax expense, or benefit, and any tax assets and liabilities are reflected in Main Street's consolidated financial statements.

        The Taxable Subsidiaries and the Investment Manager use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

10.   Net Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

        Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation from investments reflects the net change in the fair value of the Investment Portfolio and financial instruments and the reclassification of any prior period unrealized appreciation or depreciation on exited investments to realized gains or losses.

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NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

11.   Fair Value of Financial Instruments

        Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Main Street believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate the fair values of such items due to the short term nature of these instruments. Marketable securities and idle funds investments may include investments in certificates of deposit, U.S. government agency securities, independently rated debt investments, diversified bond funds, and publicly traded debt and equity investments and the fair value determination for these investments under the provisions of ASC 820 generally consists of Level 1 and 2 observable inputs, similar in nature to those discussed further in Note C.

        As part of the Exchange Offer, Main Street elected the fair value option under ASC 825, Financial Instruments ("ASC 825") relating to accounting for debt obligations at their fair value, for the MSC II SBIC debentures acquired (the "Acquired Debentures") as part of the acquisition accounting related to the Exchange Offer and valued those obligations as discussed further in Note C. In order to provide for a more consistent basis of presentation, Main Street has continued to elect the fair value option for SBIC debentures issued by MSC II subsequent to the Exchange Offer. When the fair value option is elected for a given SBIC debenture, the deferred loan costs associated with the debenture are fully expensed in the current period to "Net Change in Unrealized Appreciation (Depreciation)—SBIC debentures" as part of the fair value adjustment. Interest incurred in connection with SBIC debentures which are valued at fair value is included in interest expense.

12.   Earnings per Share

        Basic and diluted per share calculations are computed utilizing the weighted average number of shares of common stock outstanding for the period. Main Street adopted the amended guidance in ASC 260, Earnings Per Share, and based on the guidance, the unvested shares of restricted stock are participating securities and are included in the basic earnings per share calculation. As a result, for all periods presented, there is no difference between diluted earnings per share and basic earnings per share amounts.

        As a result of the Exchange Offer which left a minority portion of MSC II's equity interests owned by certain non-Main Street entities for the periods prior to March 31, 2012, the net earnings of MSC II attributable to the remaining noncontrolling interest in MSC II are excluded from all per share amounts presented, and the per share amounts only reflect the net earnings attributable to Main Street's ownership interest in MSC II for the periods prior to March 31, 2012. During the first quarter of 2012, MSCC completed the Final MSC II Exchange to acquire all of the minority portion of MSC II's equity interests not already owned by MSCC. The impact of the noncontrolling interests in MSC II for the three months ended March 31, 2012 is insignificant and has no impact on the reported per share results for the three months ended March 31, 2012 or any other period presented. As a result of the Final MSC II Exchange, subsequent to March 31, 2012, the non-controlling interest in MSC II no longer exists.

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NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

13.   Recently Issued Accounting Standards

        From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by Main Street as of the specified effective date. Main Street believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial statements upon adoption.

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION

        ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. Main Street accounts for its investments at fair value.

  Fair Value Hierarchy

        In accordance with ASC 820, Main Street has categorized its investments based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical investments (Level 1) and the lowest priority to unobservable inputs (Level 3).

        Investments recorded on Main Street's balance sheet are categorized based on the inputs to the valuation techniques as follows:

          Level 1—Investments whose values are based on unadjusted quoted prices for identical assets in an active market that Main Street has the ability to access (examples include investments in active exchange-traded equity securities and investments in most U.S. government and agency securities).

          Level 2—Investments whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the investment. Level 2 inputs include the following:

    •
    Quoted prices for similar assets in active markets (for example, investments in restricted stock);

    •
    Quoted prices for identical or similar assets in non-active markets (for example, investments in thinly traded public companies);

    •
    Pricing models whose inputs are observable for substantially the full term of the investment (for example, market interest rate indices); and

    •
    Pricing models whose inputs are derived principally from, or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.

          Level 3—Investments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (for example, investments in illiquid securities issued by private companies). These inputs reflect

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

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NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

  management's own assumptions about the assumptions a market participant would use in pricing the investment.

        As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, unrealized appreciation and depreciation related to such investments categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). Main Street conducts reviews of fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain investments.

        As of June 30, 2013 and December 31, 2012, Main Street's LMM portfolio investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of Main Street's LMM portfolio investments were categorized as Level 3 as of June 30, 2013 and December 31, 2012.

        As of June 30, 2013 and December 31, 2012, Main Street's Middle Market portfolio investments consisted primarily of investments in secured and unsecured debt investments and independently rated debt investments. The fair value determination for these investments consisted of a combination of observable inputs in non-active markets for which sufficient observable inputs were available to determine the fair value of these investments, observable inputs in the non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and unobservable inputs. As a result, many of Main Street's Middle Market portfolio investments were categorized as Level 2 as of June 30, 2013 and December 31, 2012. For those Middle Market portfolio investments for which sufficient observable inputs were not available to determine fair value of the investments, Main Street categorized such investments as Level 3 as of June 30, 2013 and December 31, 2012.

        As of June 30, 2013 and December 31, 2012, Main Street's Private Loan portfolio investments primarily consisted of investments in interest-bearing debt securities in companies that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien. The fair value determination for these investments consisted of a combination of observable inputs in non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and unobservable inputs. As a result, all of Main Street's Private Loan portfolio investments were categorized investments as Level 3 as of June 30, 2013 and December 31, 2012.

        As of June 30, 2013 and December 31, 2012, Main Street's Other Portfolio debt investments consisted of investments in secured debt investments. The fair value determination for Other Portfolio debt investments consisted of observable inputs in non-active markets and, as such, were categorized as Level 2 as of June 30, 2013 and December 31, 2012.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

        As of June 30, 2013 and December 31, 2012, Main Street's Other Portfolio equity investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of Main Street's Other Portfolio equity investments were categorized as Level 3 as of June 30, 2013 and December 31, 2012.

        As of June 30, 2013, Main Street's Marketable securities and idle funds investments consisted primarily of investments in publicly traded debt and equity investments. The fair value determination for these investments consisted of a combination of observable inputs in active markets for which sufficient observable inputs were available to determine the fair value of these investments. As a result, all of Main Street's Marketable securities and idle funds investments were categorized as Level 1 as of June 30, 2013. As of December 31, 2012, Main Street's Marketable securities and idle funds investments consisted primarily of investments in secured and unsecured debt investments. The fair value determination for these investments consisted of a combination of observable inputs in non-active markets for which sufficient observable inputs were available to determine the fair value of these investments. As a result, all of Main Street's Marketable securities and idle funds investments were categorized as Level 2 as of December 31, 2012.

        The fair value determination of each portfolio investment categorized as Level 3 required one or more of the following unobservable inputs:

  •
  Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

  •
  Current and projected financial condition of the portfolio company;

  •
  Current and projected ability of the portfolio company to service its debt obligations;

  •
  Type and amount of collateral, if any, underlying the investment;

  •
  Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio, and net debt/EBITDA ratio) applicable to the investment;

  •
  Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

  •
  Pending debt or capital restructuring of the portfolio company;

  •
  Projected operating results of the portfolio company;

  •
  Current information regarding any offers to purchase the investment;

  •
  Current ability of the portfolio company to raise any additional financing as needed;

  •
  Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

  •
  Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

  •
  Qualitative assessment of key management;

  •
  Contractual rights, obligations or restrictions associated with the investment; and

  •
  Other factors deemed relevant.

        The significant unobservable inputs used in the fair value measurement of Main Street's LMM equity securities, which are generally valued through an average of the discounted cash flow technique and the market comparable/enterprise value technique (unless one of these approaches is not applicable), are (i) EBITDA multiples and (ii) the weighted average cost of capital ("WACC"). Significant increases (decreases) in EBITDA multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. On the contrary, significant increases (decreases) in WACC inputs in isolation would result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of Main Street's LMM, Middle Market, Private Loan and Other Portfolio debt securities are (i) risk adjusted discount rates used in the yield-to-maturity valuation technique (described in Note B.1.—Valuation of the Investment Portfolio) and (ii) the percentage of expected principal recovery. Significant increases (decreases) in any of these discount rates in isolation would result in a significantly lower (higher) fair value measurement. Significant increases (decreases) in any of these expected principal recovery percentages in isolation would result in a significantly higher (lower) fair value measurement. However, due to the nature of certain investments, fair value measurements may be based on other criteria, such as third-party appraisals of collateral and fair values as determined by independent third parties, which are not presented in the table below.

        The following table provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 portfolio investments as of June 30, 2013:

Type of Investment	Fair Value as of June 30, 2013 (in thousands)	Valuation Technique	Significant Unobservable Inputs(4)	Range(3)	Weighted Average(3)
Equity investments	$262,134	Discounted cash flow	Weighted average cost of capital	10.4% - 18.6%	14.6%
		Market comparable / Enterprise Value	EBITDA multiple(1)	4.0x - 7.0x(2)	5.8x
Debt investments	$690,312	Discounted cash flow	Risk adjusted discount rate	4.3% - 21.3%(2)	12.8%
			Expected principal recovery	0.0% - 100.0%	99.3%

Total Level 3 investments	$952,446

(1)
EBITDA may include proforma adjustments and/or other addbacks based on specific circumstances applicable to each investment.

(2)
Range excludes outliers that are greater than one standard deviation from the mean. Including these outliers, the range for EBITDA multiple is 4.0x - 13.5x and the range for risk adjusted discount factor is 4.3% - 70.0%.

(3)
Does not include investments for which the valuation technique does not include the use of the applicable fair value input.

(4)
Other unobservable inputs, which are not significant, may also be used to fair value Main Street's Level 3 portfolio investments.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

        The following table provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 portfolio investments as of December 31, 2012:

Type of Investment	Fair Value as of December 31, 2012 (in thousands)	Valuation Technique	Significant Unobservable Inputs(4)	Range(3)	Weighted Average(3)
Equity investments	$220,359	Discounted cash flow	Weighted average cost of capital	11.0% - 19.0%	14.9%
		Market comparable / Enterprise Value	EBITDA multiple(1)	4.0x - 7.0x(2)	5.7x
Debt investments	$477,272	Discounted cash flow	Risk adjusted discount rate	9.2% - 16.0%(2)	13.3%
			Expected principal recovery	0.0% - 100.0%	99.5%

Total Level 3 investments	$697,631

(1)
EBITDA may include proforma adjustments and/or other addbacks based on specific circumstances applicable to each investment.

(2)
Range excludes outliers that are greater than one standard deviation from the mean. Including these outliers, the range for EBITDA multiple is 4.0x - 14.0x and the range for risk adjusted discount factor is 4.3% - 20.5%.

(3)
Does not include investments for which the valuation technique does not include the use of the applicable fair value input.

(4)
Other unobservable inputs, which are not significant, may also be used to fair value Main Street's Level 3 portfolio investments.

        The following table provides a summary of changes in fair value of Main Street's Level 3 portfolio investments for the six months ended June 30, 2013 (amounts in thousands):

Type of Investment	Fair Value as of December 31, 2012	Transfers Into Level 3 Hierarchy	Redemptions/ Repayments/ Exits	New Investments	Net Changes from Unrealized to Realized	Net Unrealized Appreciation (Depreciation)	Other	Fair Value as of June 30, 2013
Debt	$477,272	4,992	$(84,294)	$290,261	$(1,375)	$793	$2,663	$690,312
Equity	191,764	—	154	15,436	—	14,782	839	222,975
Equity warrants	28,595	—	(159)	8,813	—	2,743	(833)	39,159

	$697,631	4,992	$(84,299)	$314,510	$(1,375)	$18,318	$2,669	$952,446

        As of June 30, 2013 and December 31, 2012, the fair value determination for the SBIC debentures recorded at fair value primarily consisted of unobservable inputs. As a result, the SBIC debentures which are recorded at fair value were categorized as Level 3. Main Street determines the fair value of these instruments primarily using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for each SBIC debenture recorded at fair value based on estimated market interest rates for debt instruments of similar structure, terms, and maturity. Main Street's estimate of the expected repayment date of principal for each SBIC debenture recorded at fair value is the legal maturity date of the instrument, as Main Street generally does not intend to repay these SBIC debentures prior to maturity.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

        The significant unobservable inputs used in the fair value measurement of Main Street's SBIC debentures recorded at fair value are the estimated market interest rates used to fair value each debenture using the yield valuation technique described above. Significant increases (decreases) in the yield-to-maturity valuation inputs in isolation would result in a significantly lower (higher) fair value measurement.

        The following table provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 SBIC debentures as of June 30, 2013 (amounts in thousands):

Type of Instrument	Fair Value as of June 30, 2013 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
SBIC Debentures	$87,123	Discounted cash flow	Estimated market interest rates	7.1% - 9.2%	8.1%

        The following table provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 SBIC debentures as of December 31, 2012 (amounts in thousands):

Type of Instrument	Fair Value as of December 31, 2012 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
SBIC Debentures	$86,467	Discounted cash flow	Estimated market interest rates	7.1% - 9.0%	8.0%

        The following table provides a summary of changes for the Level 3 SBIC debentures recorded at fair value for the six months ended June 30, 2013 (amounts in thousands):

Type of Instrument	Fair Value as of December 31, 2012	Repayments	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	Fair Value as of June 30, 2013
SBIC Debentures at fair value	$86,467	$—	$—	$657	$87,123

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

        At June 30, 2013 and December 31, 2012, Main Street's investments and SBIC debentures at fair value were categorized as follows in the fair value hierarchy for ASC 820 purposes:

		Fair Value Measurements
At June 30, 2013	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	(in thousands) Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$555,314	$—	$—	$555,314
Middle Market portfolio investments	445,244	—	$159,649	$285,595
Private Loan portfolio investments	78,937	—	—	$78,937
Other Portfolio investments	34,600	—	$2,000	$32,600

Total portfolio investments	1,114,095	—	161,649	952,446
Marketable securities and idle funds investments	21,759	$21,759	—	—

Total investments	$1,135,854	$21,759	$161,649	$952,446

SBIC Debentures at fair value	$87,123	$—	$—	$87,123

		Fair Value Measurements
At December 31, 2012	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	(in thousands) Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$482,864	$—	$—	$482,864
Middle Market portfolio investments	351,972	—	219,838	132,134
Private Loan portfolio investments	65,493	—	4,992	60,501
Other Portfolio investments	24,102	—	1,970	22,132
Investment in affiliated Investment Manager	—	—	—	—

Total portfolio investments	924,431	—	226,800	697,631
Marketable securities and idle funds investments	28,535	—	28,535	—

Total investments	$952,966	$—	$255,335	$697,631

SBIC Debentures at fair value	$86,467	$—	$—	$86,467

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

Portfolio Investment Composition

        Main Street's lower middle market ("LMM") portfolio investments primarily consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Main Street's LMM portfolio companies generally have annual revenues between $10 million and $150 million, and its LMM investments generally range in size from $5 million to $25 million. The LMM debt investments are typically secured by either a first or second lien on the assets of the portfolio company, primarily bear interest at fixed rates, and generally have a term of between five and seven years from the original investment date. In most LMM portfolio companies, Main Street usually receives nominally priced equity warrants and/or makes direct equity investments in connection with a debt investment.

        Main Street's middle market ("Middle Market") portfolio investments primarily consist of direct or secondary investments in interest-bearing debt securities in privately held companies based in the United States that are generally larger in size than the LMM companies included in Main Street's LMM portfolio. Main Street's Middle Market portfolio companies generally have annual revenues between $150 million and $1.5 billion and its Middle Market investments generally range in size from $3 million to $15 million. Main Street's Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and typically have a term of between three and five years.

        Main Street's Private Loan ("Private Loan") portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of companies in its LMM portfolio or its Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien and typically have a term of between three and seven years.

        Main Street's other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for LMM, Middle Market and Private Loan portfolio investments, including investments which may be managed by third parties. In the Other Portfolio, Main Street may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Investment income, consisting of interest, dividends and fees, can fluctuate dramatically due to various factors, including the level of new investment activity, repayments of debt investments or sales of equity interests. Investment income in any given year could be highly concentrated among several portfolio companies. For the three and six month periods ended June 30, 2013 and 2012, Main Street did not record investment income from any single portfolio company in excess of 10% of total investment income.

        As of June 30, 2013, Main Street had debt and equity investments in 58 LMM portfolio companies with an aggregate fair value of approximately $555.3 million, with a total cost basis of approximately $438.7 million, and a weighted average annual effective yield on its LMM debt investments of approximately 15.1%. As of June 30, 2013, approximately 75% of Main Street's total LMM portfolio investments at cost were in the form of debt investments and approximately 94% of such debt

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

investments at cost were secured by first priority liens on the assets of Main Street's LMM portfolio companies. At June 30, 2013, Main Street had equity ownership in approximately 93% of its LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. As of December 31, 2012, Main Street had debt and equity investments in 56 LMM portfolio companies with an aggregate fair value of approximately $482.9 million, with a total cost basis of approximately $380.5 million, and a weighted average annual effective yield on its LMM debt investments of approximately 14.3%. As of December 31, 2012, approximately 75% of Main Street's total LMM portfolio investments at cost were in the form of debt investments and approximately 93% of such debt investments at cost were secured by first priority liens on the assets of Main Street's LMM portfolio companies. At December 31, 2012, Main Street had equity ownership in approximately 93% of its LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. The weighted average annual yields were computed using the effective interest rates for all debt investments at June 30, 2013 and December 31, 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

        As of June 30, 2013, Main Street had Middle Market portfolio investments in 95 companies, collectively totaling approximately $445.2 million in fair value with a total cost basis of approximately $440.4 million. The weighted average revenue for the 95 Middle Market portfolio company investments was approximately $576.8 million as of June 30, 2013. As of June 30, 2013, substantially all of Main Street's Middle Market portfolio investments were in the form of debt investments and approximately 92% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on Main Street's Middle Market portfolio debt investments was approximately 7.9% as of June 30, 2013. As of December 31, 2012, Main Street had Middle Market portfolio investments in 79 companies, collectively totaling approximately $352.0 million in fair value with a total cost basis of approximately $348.1 million. The weighted average revenue for the 79 Middle Market portfolio company investments was approximately $533.6 million as of December 31, 2012. As of December 31, 2012, substantially all of its Middle Market portfolio investments were in the form of debt investments and approximately 91% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on Main Street's Middle Market portfolio debt investments was approximately 8.0% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at June 30, 2013 and December 31, 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.

        As of June 30, 2013, Main Street had Private Loan portfolio investments in 11 companies, collectively totaling approximately $78.9 million in fair value with a total cost basis of approximately $79.3 million. The weighted average revenue for the 11 Private Loan portfolio company investments was approximately $309.4 million as of June 30, 2013. As of June 30, 2013, 99% of Main Street's Private Loan portfolio investments were in the form of debt investments and all such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on Main Street's Private Loan portfolio debt investments was approximately 12.2% as of June 30, 2013. As of December 31, 2012, Main Street had Private Loan portfolio investments in

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

9 companies, collectively totaling approximately $65.5 million in fair value with a total cost basis of approximately $64.9 million. The weighted average revenue for the 9 Private Loan portfolio company investments was approximately $230.5 million as of December 31, 2012. As of December 31, 2012, 99% of its Private Loan portfolio investments were in the form of debt investments and all such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on Main Street's Private Loan portfolio debt investments was approximately14.8% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at June 30, 2013 and December 31, 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.

        As of June 30, 2013, Main Street had Other Portfolio investments in 6 companies, collectively totaling approximately $34.6 million in fair value and approximately $32.3 million in cost basis and which comprised 3.1% of Main Street's Investment Portfolio at fair value as of June 30, 2013. As of December 31, 2012, Main Street had Other Portfolio investments in 3 companies, collectively totaling approximately $24.1 million in fair value and approximately $23.6 million in cost basis and which comprised 2.6% of Main Street's Investment Portfolio at fair value as of December 31, 2012.

        During the six months ended June 30, 2013, there were ten portfolio company investment transfers from the LMM and Middle Market portfolio investment categories to the Private Loan portfolio investment category totaling $69.6 million in fair value and $69.0 million in cost as of the date of transfer.

        The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at cost and fair value by type of investment as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, as of June 30, 2013 and December 31, 2012 (this information excludes the Other Portfolio investments and the Investment Manager).

Cost:	June 30, 2013	December 31, 2012
First lien debt	82.3%	81.1%
Equity	9.4%	10.4%
Second lien debt	5.5%	6.0%
Equity warrants	2.4%	1.9%
Other	0.4%	0.6%

	100.0%	100.0%

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

Fair Value:	June 30, 2013	December 31, 2012
First lien debt	73.4%	72.1%
Equity	17.7%	18.7%
Second lien debt	5.0%	5.4%
Equity warrants	3.6%	3.3%
Other	0.3%	0.5%

	100.0%	100.0%

        The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by geographic region of the United States and other countries at cost and fair value as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, as of June 30, 2013 and December 31, 2012 (this information excludes the Other Portfolio investments and the Investment Manager). The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

Cost:	June 30, 2013	December 31, 2012
West	24.4%	25.7%
Southwest	22.5%	27.7%
Northeast	17.4%	17.2%
Southeast	15.9%	10.1%
Midwest	14.2%	17.6%
Non-United States	5.6%	1.7%

	100.0%	100.0%

Fair Value:	June 30, 2013	December 31, 2012
Southwest	26.0%	31.3%
West	24.3%	25.3%
Northeast	16.1%	15.8%
Southeast	14.4%	9.1%
Midwest	14.2%	17.0%
Non-United States	5.0%	1.5%

	100.0%	100.0%

        Main Street's LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments are in companies conducting business in a variety of industries. The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by industry at cost and fair value

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

as of June 30, 2013 and December 31, 2012 (this information excludes the Other Portfolio investments and the Investment Manager).

Cost:	June 30, 2013	December 31, 2012
Energy Equipment & Services	12.2%	8.4%
Media	7.6%	7.2%
Specialty Retail	5.9%	6.1%
Software	5.3%	8.3%
Commercial Services & Supplies	5.3%	6.4%
Health Care Providers & Services	5.3%	5.3%
Machinery	5.2%	6.7%
Construction & Engineering	4.2%	4.7%
Hotels, Restaurants & Leisure	2.9%	3.5%
Diversified Consumer Services	2.9%	3.2%
IT Services	2.8%	2.8%
Professional Services	2.8%	2.2%
Diversified Telecommunication Services	2.6%	0.0%
Electronic Equipment, Instruments & Components	2.2%	2.6%
Textiles, Apparel & Luxury Goods	2.1%	0.7%
Oil, Gas & Consumable Fuels	2.0%	1.6%
Insurance	1.9%	2.0%
Health Care Equipment & Supplies	1.9%	1.5%
Food Products	1.6%	2.0%
Electrical Equipment	1.5%	0.8%
Metals & Mining	1.5%	2.2%
Building Products	1.4%	2.0%
Aerospace & Defense	1.4%	1.9%
Communications Equipment	1.4%	1.2%
Consumer Finance	1.3%	1.2%
Chemicals	1.2%	2.0%
Containers & Packaging	1.2%	1.5%
Paper & Forest Products	1.1%	1.0%
Leisure Equipment & Products	1.1%	0.0%
Road & Rail	1.0%	1.0%
Trading Companies & Distributors	0.8%	1.0%
Construction Materials	0.5%	1.7%
Other(1)	7.9%	7.3%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

Fair Value:	June 30, 2013	December 31, 2012
Energy Equipment & Services	13.5%	10.2%
Media	7.2%	6.7%
Machinery	6.5%	8.3%
Health Care Providers & Services	5.3%	5.3%
Software	5.2%	7.9%
Commercial Services & Supplies	5.1%	6.1%
Specialty Retail	4.9%	4.9%
Construction & Engineering	4.5%	5.1%
Diversified Consumer Services	3.7%	4.0%
Hotels, Restaurants & Leisure	3.0%	3.5%
IT Services	2.5%	2.5%
Professional Services	2.4%	2.0%
Diversified Telecommunication Services	2.3%	0.0%
Electronic Equipment, Instruments & Components	2.1%	2.4%
Textiles, Apparel & Luxury Goods	1.9%	0.6%
Oil, Gas & Consumable Fuels	1.8%	1.4%
Insurance	1.7%	1.8%
Health Care Equipment & Supplies	1.7%	1.3%
Food Products	1.5%	1.8%
Trading Companies & Distributors	1.5%	1.7%
Road & Rail	1.5%	1.5%
Electrical Equipment	1.4%	0.7%
Metals & Mining	1.3%	1.9%
Aerospace & Defense	1.3%	1.7%
Paper & Forest Products	1.3%	1.2%
Communications Equipment	1.3%	1.1%
Chemicals	1.1%	1.8%
Containers & Packaging	1.1%	1.3%
Consumer Finance	1.1%	1.1%
Building Products	1.0%	1.5%
Leisure Equipment & Products	1.0%	0.0%
Transportation Infrastructure	0.8%	1.0%
Construction Materials	0.2%	1.4%
Other(1)	7.3%	6.3%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

        At June 30, 2013 and December 31, 2012, Main Street had no portfolio investment that was greater than 10% of the Investment Portfolio at fair value.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER

        As part of the Formation Transactions, the Investment Manager became a wholly owned subsidiary of MSCC. However, through March 31, 2013, the Investment Manager was accounted for as a portfolio investment since the Investment Manager is not an investment company and since it had historically conducted a significant portion of its investment management activities for parties outside of MSCC and its consolidated subsidiaries. Effective April 1, 2013, the Investment Manager was consolidated prospectively as the controlled operating subsidiary was considered to be providing substantially all of its services directly or indirectly to Main Street or its portfolio companies.

        The Investment Manager receives recurring investment management fees from MSC II pursuant to a separate investment advisory agreement. Under the investment advisory agreement, MSC II is obligated to pay a 2% annualized management fee based upon the MSC II assets under management. Subsequent to the Exchange Offer, the investment in the Investment Manager was reduced to reflect the remaining pro rata portion of the MSC II equity and the related portion of the MSC II management fees that were not acquired in the Exchange Offer. Upon completion of the Final MSC II Exchange in the first quarter of 2012, the investment in the Investment Manager was further reduced to reflect MSCC's ownership of all of the MSC II equity and the related MSC II management fees. The Investment Manager may also receive certain management, consulting and advisory fees for providing these services to third parties (the "External Services"). During May 2012, MSCC and the Investment Manager executed an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"), a non publicly-traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. MSCC is initially providing such investment advisory services to HMS Adviser, but it is ultimately intended that the Investment Manager provide such services because the fees MSCC receives from such arrangement could otherwise have negative consequences on its ability to meet the source-of-income requirement necessary for it to maintain its RIC tax treatment (MSCC or the Investment Adviser, whichever is providing such investment advisory services, the "Sub-Adviser"). Certain relief must be obtained from the SEC before the Investment Manager is permitted to provide these services to HMS Adviser, which relief is being sought, but there can be no assurance that it will be obtained. Under the investment sub-advisory agreement, the Sub-Adviser is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. However, the Sub-Adviser has agreed to waive all such fees from the effective date of HMS Adviser's registration statement on Form N-2 through December 31, 2013. As a result, as of June 30, 2013, the Sub-Adviser has not received any base management fee or incentive fees under the investment sub-advisory agreement, and the Sub-Adviser is not due any unpaid compensation for any base management fee or incentive fees under the investment sub-advisory agreement.

        Through March 31, 2013, the investment in the Investment Manager was accounted for using fair value accounting, with the fair value determined by Main Street and approved, in good faith, by Main Street's Board of Directors, based on the total estimated present value of the net cash flows received for the External Services, over the estimated dollar averaged life of the related investment management, advisory or consulting contract, and was also based on comparable public market transactions. The net cash flows utilized in the valuation of the Investment Manager excluded any revenues and expenses from MSCC and its subsidiaries, but included the revenues attributable to External Services, and were reduced by an estimated allocation of costs related to providing such

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER (Continued)

External Services. Any change in fair value of the investment in the Investment Manager was recognized on Main Street's statement of operations as "Unrealized appreciation (depreciation) in Investment in affiliated Investment Manager," with a corresponding increase (in the case of appreciation) or decrease (in the case of depreciation) to "Investment in affiliated Investment Manager" on Main Street's balance sheet. As of March 31, 2013 (the last period the Investment Manager was considered to be a portfolio investment for accounting purposes) and December 31, 2012, the fair value of the investment in the Investment Manager was zero. Beginning April 1, 2013, the Investment Manager was fully consolidated with MSCC and its other consolidated subsidiaries in Main Street's consolidated financial statements and, as of April 1, 2013, all assets and liabilities were included in the consolidated balance sheet at fair value.

        The Investment Manager has elected, for tax purposes, to be treated as a taxable entity, is not consolidated with Main Street for income tax purposes and is taxed at normal corporate tax rates based on its taxable income, or loss, and, as a result of its activities, may generate income tax expense or benefit. The Investment Manager permits Main Street to receive third party fees and continue to comply with the "source income" requirements contained in the RIC tax provisions. The taxable income, or loss, of the Investment Manager may differ from its book income, or loss, due to temporary book and tax timing differences, as well as permanent differences. Through March 31, 2013, the Investment Manager provided for any income tax expense, or benefit, and any tax assets or liabilities in its separate financial statements. Beginning April 1, 2013, the Investment Manager is included in Main Street's consolidated financial statements and reflected as a consolidated subsidiary and any income tax expense, or benefit, and any tax assets or liabilities are reflected in Main Street's consolidated financial statements.

        MSCC has a support services agreement with the Investment Manager that is structured to provide reimbursement to the Investment Manager for any personnel, administrative and other costs it incurs in conducting its operational and investment management activities in excess of the fees received for providing management advisory services. As a wholly owned subsidiary of MSCC, the Investment Manager manages the day-to-day operational and investment activities of MSCC and its subsidiaries. The Investment Manager pays personnel and other administrative expenses, except those specifically required to be borne by MSCC which principally include direct costs that are specific to MSCC's status as a publicly traded entity. The expenses paid by the Investment Manager include the cost of salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.

        Pursuant to the support services agreement with MSCC, the Investment Manager is reimbursed each quarter by MSCC for its cash operating expenses, less fees that the Investment Manager receives from MSC II and third parties, associated with providing investment management and other services to MSCC, its subsidiaries and third parties. Through March 31, 2013, the management fees paid by MSC II to the Investment Manager were reflected as "Expenses reimbursed to affiliated Investment Manager" on the statements of operations along with any additional net costs reimbursed by MSCC to the Investment Manager pursuant to the support services agreement. Beginning April 1, 2013, these costs reimbursed by MSCC are included in Main Street's consolidated financials statements, after elimination of any intercompany activity, in the statement of operations as either compensation and related expenses or as a part of general and administrative expenses.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER (Continued)

        In the separate stand-alone financial statements of the Investment Manager as summarized below, as part of the Formation Transactions the Investment Manager recognized an $18 million intangible asset related to the investment advisory agreement with MSC II consistent with Staff Accounting Bulletin No. 54, Application of "Pushdown" Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase ("SAB 54"). Under SAB 54, push-down accounting is required in "purchase transactions that result in an entity becoming substantially wholly owned." In this case, MSCC acquired 100% of the equity interests in the Investment Manager in the Formation Transactions. Because the $18 million value attributed to MSCC's investment in the Investment Manager was derived from the long-term, recurring management fees under the investment advisory agreement with MSC II, the same methodology used to determine the $18 million valuation of the Investment Manager in connection with the Formation Transactions was utilized to establish the push-down accounting basis for the intangible asset. The intangible asset is being amortized over the estimated economic life of the investment advisory agreement with MSC II. Through March 31, 2013, amortization expense was recorded by the Investment Manager in its separate financial statements, but this amortization expense was not included in the expenses reimbursed by MSCC to the Investment Manager based upon the support services agreement since it is non-cash and non-operating in nature. Upon consolidation of the Investment Manager effective April 1, 2013, and for all periods thereafter, the effects of the intangible asset and related amortization expense have been fully eliminated in Main Street's consolidated financial statements.

        Summarized financial information from the separate financial statements of the Investment Manager through March 31, 2013 is as follows:

	As of March 31 2013	As of December 31, 2012
	(in thousands)
	(Unaudited)
Cash	$524	$741
Accounts receivable	79	69
Accounts receivable—MSCC	106	4,066
Intangible asset (net of accumulated amortization of $6,021 and $5,681 as of March 31, 2013 and December 31, 2012, respectively)	11,979	12,319
Deposits and other	556	462

Total assets	$13,244	$17,657

Accounts payable and accrued liabilities	$1,410	$5,483
Equity	11,834	12,174

Total liabilities and equity	$13,244	$17,657

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER (Continued)

	Three Months Ended June 30, 2012	Three Months Ended March 31, 2013	Six Months Ended June 30, 2012
	(in thousands)	(in thousands)
	(Unaudited)	(Unaudited)
Management fee income from Main Street Capital II	$542	$776	$1,160
Other management advisory fees	47	—	102

Total income	589	776	1,262
Salaries, benefits and other personnel costs	(2,357)	(2,731)	(4,647)
Occupancy expense	(83)	(108)	(165)
Professional expenses	(22)	(77)	(32)
Amortization expense—intangible asset	(319)	(340)	(631)
Other expenses	(288)	(273)	(617)
Expense reimbursement from MSCC	2,161	2,413	4,199

Total net expenses	(908)	(1,116)	(1,893)

Net Loss	$(319)	$(340)	$(631)

        As a result of the consolidation of the Investment Manager beginning in the second quarter of 2013, the balance sheet and income statement accounts of the Investment Manager are included in Main Street's consolidated financial statements and the "Investment in affiliated Investment Manager" and "Expenses reimbursed to affiliated Investment Manager" accounts included in Main Street's historical consolidated financial statements have zero balances. In addition, as a result of the consolidation of the accounts of the Investment Manager beginning with the second quarter of 2013, the expenses on Main Street's income statement that were included in "Expenses reimbursed to affiliated Investment Manager" in prior periods are now included in "Compensation and related" or "General and administrative" expenses. The consolidation of the Investment Manager has no net effect on net investment income or total expenses reported in any of the comparable periods presented.

        The following unaudited supplemental pro forma information has been provided for illustrative purposes only to show the effects on the individual line items in Main Street's consolidated statements of operations affected for these periods prior to consolidation of the Investment Manager. Future results may vary significantly from the results reflected in the following pro forma financial information because of future events and transactions, as well as other factors. No per share amounts are shown as the consolidation of the Investment Manager would not have changed any per share results. The following pro forma information has been provided for the three and six months ended June 2013 and 2012 as though the Investment Manager had been consolidated as of the beginning of each period presented.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER (Continued)

	Three months ended June 30,		Six months ended June 30,
	2013 (Actual)	2012 (Pro-forma)	2013 (Pro-forma)	2012 (Pro-forma)
	(in thousands)
	(Unaudited)
EXPENSES:
Compensation	(2,574)	(2,357)	(5,305)	(4,647)
General and administrative	(1,249)	(899)	(2,395)	(1,874)
Expenses reimbursed to affiliated Investment Manager	—	—	—	—
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investment in affiliated Investment Manager	—	—	—	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK	24,004	24,153	47,633	48,043

NOTE E—SBIC DEBENTURES

        SBIC debentures payable at June 30, 2013 and December 31, 2012 were $225 million at each date. SBIC debentures provide for interest to be paid semi-annually, with principal due at the applicable 10-year maturity date of each debenture. The weighted average annual interest rate on the SBIC debentures as of June 30, 2013 and December 31, 2012 was 4.8% and 4.7%, respectively. The first principal maturity due under the existing SBIC debentures is in 2014, and the remaining weighted average duration as of June 30, 2013 is approximately 5.9 years. For the three months ended June 30, 2013 and 2012, Main Street recognized interest expense attributable to the SBIC debentures of $2.8 million and $2.9 million, respectively. For the six months ended June 30, 2013 and 2012, Main Street recognized interest expense attributable to the SBIC debentures of $5.5 million and $5.7 million, respectively. Main Street has incurred leverage and other miscellaneous fees ranging from 3.4% to 3.5% of the debenture principal amount. In accordance with SBA regulations, the Funds are precluded from incurring additional non-SBIC debt without the prior approval of the SBA. The Funds are subject to annual compliance examinations by the SBA. There have been no historical findings resulting from these examinations.

        As of June 30, 2013, the recorded value of the SBIC debentures was $212.1 million which consisted of (i) $87.1 million recorded at fair value, or $12.9 million less than the $100 million face value of the SBIC debentures held in MSC II, and (ii) $125.0 million reported at face value and held in MSMF. As of June 30, 2013, if Main Street had adopted the fair value option under ASC 825 for all of its SBIC debentures, Main Street estimates the fair value of its SBIC debentures would be approximately $207.7 million, or $17.3 million less than the $225 million face value of the SBIC debentures.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE F—CREDIT FACILITY

        Main Street maintains the Credit Facility to provide additional liquidity in support of future investment and operational activities. The Credit Facility, as amended, currently provides for $372.5 million in total commitments from a diversified group of ten lenders. The Credit Facility contains an accordion feature which allows Main Street to increase the total commitments under the facility up to $425 million from new or existing lenders on the same terms and conditions as the existing commitments.

        Borrowings under the Credit Facility bear interest, subject to Main Street's election, on a per annum basis equal to (i) the applicable LIBOR rate (0.19%, as of June 30, 2013) plus 2.50% or (ii) the applicable base rate (Prime Rate, 3.25% as of June 30, 2013) plus 1.50%. Main Street pays unused commitment fees of 0.375% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the assets of the Funds. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0, (ii) maintaining an asset coverage ratio of at least 2.5 to 1.0, and (iii) maintaining a minimum tangible net worth. The Credit Facility includes an initial revolving period through September 2015 followed by a two-year term out period with a final maturity in September 2017, and contains two, one-year extension options which could extend both the revolving period and the final maturity by up to two years, subject to certain conditions including lender approval.

        At June 30, 2013, Main Street had $215.0 million in borrowings outstanding under the Credit Facility. Main Street recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs, of $1.2 million and $1.3 million, respectively, for the three months ended June 30, 2013 and 2012 and $2.4 million and $2.3 million, respectively, for the six months ended June 30, 2013 and 2012. As of June 30, 2013, the interest rate on the Credit Facility was 2.69%, and Main Street was in compliance with all financial covenants of the Credit Facility.

NOTE G—NOTES

        On April 2, 2013, Main Street issued $80.0 million in aggregate principal amount of 6.125% Notes due 2023 (the "Notes"). On April 15, 2013, the underwriters fully exercised their option to purchase an additional $12.0 million in aggregate principal amount of Notes to cover over-allotments, bringing the total size of the offering to $92.0 million. The Notes are unsecured obligations and rank pari passu with our current and future senior unsecured indebtedness; senior to any of our future indebtedness that expressly provides it is subordinated to the Notes; effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under our Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the Funds. The Notes mature on April 1, 2023, and may be redeemed in whole or in part at any time or from time to time at Main Street's option on or after April 1, 2018. The Notes bear interest at a rate of 6.125% per year payable quarterly on January 1, April 1, July 1 and October 1 of each year, beginning July 1, 2013. Main Street recognized interest expense related to the Notes, including amortization of deferred loan costs, of $1.5 million for the three and six months ended June 30, 2013. The total net proceeds to Main Street from the Notes, after underwriting discounts and

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE G—NOTES (Continued)

estimated offering expenses payable by Main Street, were approximately $89.0 million. Main Street has listed the Notes on the New York Stock Exchange under the trading symbol "MSCA". Main Street may from time to time repurchase Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of June 30, 2013, the outstanding balance of the Notes was $92.0 million.

        The Notes Indenture contains certain covenants, including covenants requiring our compliance with (regardless of whether we are subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring us to provide financial information to the holders of the Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Notes Indenture.

NOTE H—FINANCIAL HIGHLIGHTS

	Six Months Ended June 30,
	2013	2012
Per Share Data:
Net asset value at the beginning of the period	$18.59	$15.19
Net investment income(1)(3)	1.01	0.94
Net realized gain (loss) from investments(1)(2)(3)	0.01	0.18
Net change in unrealized appreciation(1)(2)(3)	0.43	0.75
Income tax provision(1)(2)(3)	(0.08)	(0.10)

Net increase in net assets resulting from operations(1)(3)	1.37	1.77
Dividends paid to stockholders from net investment income	(1.27)	(0.82)
Dividends paid to stockholders from realized gains/losses	—	—

Total dividends paid	(1.27)	(0.82)
Impact of the net change in monthly dividends declared prior to the end of the period	(0.01)	(0.01)
Accretive effect of public stock offerings (issuing shares above NAV per share)	—	0.74
Accretive effect of DRIP issuance (issuing shares above NAV per share)	0.07	0.04
Other(4)	(0.03)	(0.02)

Net asset value at the end of the period	$18.72	$16.89

(1)
Based on weighted average number of common shares outstanding for the period.

(2)
Net realized gains or losses, net change in unrealized appreciation or depreciation, and income taxes can fluctuate significantly from period to period.

(3)
Per share amounts are net of the amounts attributable to the noncontrolling equity interests in MSC II for the periods prior to the completion of the Final MSC II Exchange during the first quarter of 2012.

(4)
Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE H—FINANCIAL HIGHLIGHTS (Continued)

	Six Months Ended June 30,
	2013	2012
	(in thousands, except percentages)
Net asset value at end of period	$655,383	$533,404
Average net asset value	$647,856	$454,883
Average outstanding debt	$411,857	$342,714
Ratio of total expenses, including income tax expense, to average net asset value(1)(2)(3)	3.27%	4.06%
Ratio of operating expenses to average net asset value(1)(3)	2.83%	3.44%
Ratio of operating expenses, excluding interest expense, to average net asset value(1)(3)	1.37%	1.68%
Ratio of net investment income to average net asset value(1)(3)	5.42%	5.63%
Portfolio turnover ratio(3)	18.51%	22.86%
Total investment return(3)(4)	-5.52%	17.97%
Total return based on change in net asset value(3)(5)	7.41%	11.82%

(1)
Ratios are net of the amounts attributable to the noncontrolling equity interests in MSC II for the periods prior to the completion of the Final MSC II Exchange during the first quarter of 2012.

(2)
Total expenses are the sum of operating expenses and income tax expense. Income tax expense includes the accrual of deferred taxes on the net unrealized appreciation from portfolio investments held in Taxable Subsidiaries, which is non-cash in nature and may vary significantly from period to period. Main Street is required to include deferred taxes in calculating its total expenses even though these deferred taxes are not currently payable.

(3)
Not annualized.

(4)
Total investment return based on purchase of stock at the current market price on the first day and a sale at the current market price on the last day of each period reported on the table and assumes reinvestment of dividends at prices obtained by Main Street's dividend reinvestment plan during the period. The return does not reflect sales load.

(5)
Total return based on change in net asset value was calculated using the sum of ending net asset value plus dividends to stockholders and other non-operating changes during the period, as divided by the beginning net asset value.

NOTE I—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME

        Main Street paid a supplemental dividend of $0.35 per share in January 2013, regular monthly dividends of $0.15 per share for each month of January, February and March 2013 and regular monthly dividends of $0.155 per share for each month of April, May and June 2013, with such dividends totaling $43.9 million, or $1.265 per share. The regular monthly dividends equal a total of approximately $16.2 million, or $.465 per share, for the three months ended June 30, 2013, and $31.8 million, or $0.915 per share, for the six months ended June 30, 2013. The second quarter 2013 regular monthly dividends represent a 10.7% increase from the monthly dividends paid for the second quarter of 2012.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE I—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

During May 2013, Main Street declared a $0.20 per share supplemental semi-annual dividend that was paid in July 2013. For the three and six months ended June 30, 2012, Main Street paid total monthly dividends of approximately $11.4 million, or $0.420 per share, and $22.2 million, or $0.825 per share, respectively, for each period.

        MSCC has elected to be treated for federal income tax purposes as a RIC. As a RIC, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders as dividends. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the prior year.

        The determination of the tax attributes for Main Street's distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of distributions for a full year. Ordinary dividend distributions from a RIC do not qualify for the 20% maximum tax rate on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for dividends will generally include both ordinary income and capital gains, but may also include qualified dividends or return of capital.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE I—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

        Listed below is a reconciliation of "Net increase in net assets resulting from operations" to taxable income and to total distributions declared to common stockholders for the six months ended June 30, 2013 and 2012.

	Six Months Ended June 30,
	2013	2012
	(amounts in thousands) (estimated)
Net increase in net assets resulting from operations	$47,633	$23,839
Share-based compensation expense	1,205	581
Net realized income allocated to noncontrolling interest	—	(65)
Net change in unrealized appreciation on investments	(14,948)	(4,728)
Income tax provision	2,833	1,876
Pre-tax book (income) loss not consolidated for tax purposes	4,959	4,035
Book income and tax income differences, including debt origination, structuring fees, dividends, realized gains and changes in estimates	(1,017)	1,351

Estimated taxable income(1)	40,665	26,889
Taxable income earned in prior year and carried forward for distribution in current year	44,415	7,934
Taxable income prior to period end and carried forward for distribution	(46,402)	(27,571)
Dividend accrued as of period end and paid in the following period	5,427	3,789

Total distributions accrued or paid to common stockholders	$44,105	$11,041

(1)
Main Street's taxable income for each period is an estimate and will not be finally determined until the company files its tax return for each year. Therefore, the final taxable income, and the taxable income earned in each period and carried forward for distribution in the following period, may be different than this estimate.

        The Taxable Subsidiaries hold certain portfolio investments for Main Street. The Taxable Subsidiaries are consolidated with Main Street for financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in Main Street's consolidated financial statements as investments and recorded at fair value. The principal purpose of the Taxable Subsidiaries is to permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to continue to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities as a result of their ownership of portfolio investments.

        The Investment Manager provides investment management advisory services and other services and receives fee income for such services (see further discussion of the Investment Manager in Note D). Beginning April 1, 2013, the Investment Manager is included in Main Street's consolidated financial statements and reflected as a consolidated subsidiary, but the Investment Manager has elected, for tax purposes, to be treated as a taxable entity and is not consolidated with Main Street for income tax

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE I—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

purposes and as a result may generate income tax expense, or benefit, and tax assets and liabilities as a result of its activities. The Investment Manager permits Main Street to receive third party fees and continue to comply with the "source income" requirements contained in the RIC tax provisions.

        The income tax expense, or benefit, generated by the Taxable Subsidiaries and the Investment Manager, if any, is reflected in Main Street's Consolidated Statement of Operations. For the three months ended June 30, 2013 and 2012, we recognized a net income tax provision of $0.8 million and $1.0 million, respectively, related to deferred taxes of $0.1 million and $0.6 million, respectively, and other taxes of $0.7 million and $0.4 million, respectively. For the six months ended June 30, 2013 and 2012, we recognized a net income tax provision of $2.8 million and $2.9 million, respectively, related to deferred taxes of $1.4 million and $1.6 million, respectively, and other taxes of $1.4 million and $1.3 million, respectively. The deferred taxes related primarily to net unrealized appreciation on equity investments held in our Taxable Subsidiaries. For the three and six months ended June 30, 2013, the other taxes include $0.5 million and $0.9 million, respectively, related to an accrual for excise tax on our estimated spillover taxable income and $0.2 million and $0.5 million, respectively, related to accruals for state and other taxes. For the three and six months ended June 30, 2012, the other taxes include $0.2 million and $0.9 million, respectively, related to an accrual for excise tax on our estimated spillover taxable income and $0.2 million and $0.4 million, respectively, related to accruals for state and other taxes.

        The net deferred tax liability at June 30, 2013 and December 31, 2012 was $11.0 million and $11.8 million, respectively, primarily related to timing differences from net unrealized appreciation of portfolio investments held by the Taxable Subsidiaries, partially offset by net loss carryforwards (primarily resulting from historical realized losses on portfolio investments held by the Taxable Subsidiaries and the operating activities of the Investment Manager), basis differences of portfolio investments held by the Taxable Subsidiaries which are "pass through" entities for tax purposes and excess deductions resulting from the restricted stock plans (see further discussion in Note L). Due to the consolidation of the Investment Manager (see further discussion in Note D) on April 1, 2013, the Company recorded a deferred tax asset of $2.4 million through additional paid-in capital relating to the periods through March 31, 2013.

        As a result of certain realization requirements of ASC 718, Compensation—Stock Compensation, Main Street has not recorded any deferred tax assets for tax deductions related to equity compensation greater than equity compensation recognized for financial reporting. Equity will be increased by $1.1 million if and when such deferred tax assets are ultimately realized by reducing taxes payable. Main Street uses tax law ordering when determining when excess tax benefits have been realized.

NOTE J—COMMON STOCK

        In December 2012, Main Street completed a follow-on public stock offering of 2,875,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $28.00 per share, resulting in total gross proceeds of approximately $80.5 million, less (i) underwriters' commissions of approximately $3.2 million and (ii) offering costs of approximately $0.2 million.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE J—COMMON STOCK (Continued)

        In June 2012, Main Street completed a public stock offering of 4,312,500 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $22.50 per share, resulting in total gross proceeds of approximately $97.0 million, less (i) underwriters' commissions of approximately $3.9 million and (ii) offering costs of approximately $0.2 million.

NOTE K—DIVIDEND REINVESTMENT PLAN ("DRIP")

        Main Street's DRIP provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if Main Street declares a cash dividend, the company's stockholders who have not "opted out" of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of MSCC common stock. Main Street has the option to satisfy the share requirements of the DRIP through the issuance of shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares will be valued based upon the final closing price of MSCC's common stock on the valuation date determined for each dividend by Main Street's Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs. Main Street's DRIP is administered by its transfer agent on behalf of Main Street's record holders and participating brokerage firms. Brokerage firms and other financial intermediaries may decide not to participate in Main Street's DRIP but may provide a similar dividend reinvestment plan.

        For the six months ended June 30, 2013, $8.3 million of the total $43.9 million in dividends paid to stockholders represented DRIP participation. During this period, Main Street satisfied the DRIP participation requirements with the issuance of 173,926 newly issued shares and with the purchase of 92,679 shares of common stock in the open market. For the six months ended June 30, 2012, $5.2 million of the total $22.2 million in dividends paid to stockholders represented DRIP participation. During this period, Main Street satisfied the DRIP participation requirements with the issuance of 200,961 newly issued shares and with the purchase of 22,650 shares of common stock in the open market. The shares disclosed above relate only to Main Street's DRIP and exclude any activity related to broker-managed dividend reinvestment plans.

NOTE L—SHARE-BASED COMPENSATION

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measured the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes the fair value of the awards as share-based compensation expense over the requisite service period or vesting term.

        Main Street's Board of Directors approves the issuance of shares of restricted stock to Main Street employees pursuant to the Main Street Capital Corporation 2008 Equity Incentive Plan. These shares generally vest over a four-year period from the grant date. The fair value is expensed over the four-year service period starting on the grant date and the following table summarizes the restricted

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE L—SHARE-BASED COMPENSATION (Continued)

stock issuances approved by Main Street's Board of Directors and the remaining shares of restricted stock available for issuance as of June 30, 2013.

Restricted stock authorized under the plan	2,000,000
Less restricted stock granted on:
July 1, 2008	(245,645)
July 1, 2009	(98,993)
July 1, 2010	(149,357)
June 20, 2011	(117,728)
June 20, 2012	(133,973)
Quarter ended December 31, 2012	(12,476)
Quarter ended March 31, 2013	(1,100)
June 20, 2013	(246,823)

Restricted stock available for issuance as of June 30, 2013	993,905

        The following table summarizes the restricted stock issued to Main Street's independent directors pursuant to the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan. These shares vest on the day immediately preceding the annual meeting of stockholders following the respective grant date and are expensed over a one-year service period starting on the grant date.

Restricted stock authorized under the plan	200,000
Less restricted stock granted on:
July 1, 2008	(20,000)
July 1, 2009	(8,512)
July 1, 2010	(7,920)
June 20, 2011	(6,584)
August 3, 2011	(1,658)
June 20, 2012	(5,060)
June 13, 2013	(4,304)

Restricted stock available for issuance as of June 30, 2013	145,962

        For each of the three months ended June 30, 2013 and 2012, Main Street recognized total share-based compensation expense of $0.6 million and $0.6 million, respectively, and for each of the six months ended June 30, 2013 and 2012, Main Street recognized total share-based expense of $1.2 million and $1.2 million, respectively, related to the restricted stock issued to Main Street employees and independent directors.

        As of June 30, 2013, there was $10.9 million of total unrecognized compensation expense related to Main Street's non-vested restricted shares. This compensation expense is expected to be recognized over a remaining weighted-average period of approximately 3.4 years as of June 30, 2013.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE M—COMMITMENTS AND CONTINGENCIES

        At June 30, 2013, Main Street had a total of $101.3 million in outstanding commitments comprised of (i) eight commitments to fund revolving loans that had not been fully drawn and (ii) five capital commitments that had not been fully called.

        Main Street may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on Main Street in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, Main Street does not expect any current matters will materially affect its financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on Main Street's financial condition or results of operations in any future reporting period.

NOTE N—RELATED PARTY TRANSACTIONS

        As discussed further in Note D, subsequent to the completion of the Formation Transactions, the Investment Manager was treated as a wholly owned portfolio company of MSCC and was included as part of our Investment Portfolio through March 31, 2013. At December 31, 2012, the Investment Manager had a receivable of $4.1 million due from MSCC related to operating expenses incurred by the Investment Manager required to support Main Street's business. Beginning April 1, 2013, the accounts of the Investment Manager are included in Main Street's consolidated financial statements and reflected as a consolidated subsidiary and any balances between the Investment Manager and MSCC or any of its other consolidated subsidiaries have been eliminated in consolidation.

        In June 2013, Main Street adopted a deferred compensation plan for the non-employee members of its board of directors, which allows the directors at their option to defer all or a portion of the fees paid for their services as directors and have such deferred fees paid in shares of Main Street common stock within 90 days after the participant's end of service as a director. As of June 30, 2013, $225,000 of directors' fees had been deferred under this plan. These deferred fees represented 8,239 shares of Main Street common shares. These shares will not be issued or included as outstanding on the consolidated statement of changes in net assets until each applicable participant's end of service as a director, but will be included in operating expenses and weighted average shares outstanding on Main Street's consolidated statement of operations as earned.

NOTE O—SUBSEQUENT EVENTS

        In July 2013, Main Street closed a LMM portfolio investment in Garreco, LLC ("Garreco") to facilitate a recapitalization of the company. The investment consists of $5.8 million in senior secured term debt and a $1.2 million direct equity investment. Garreco is headquartered in Heber Springs, Arkansas, and is a manufacturer and supplier of consumable products used to create dentures, crowns, and bridges in dental laboratories and clinics.

        In July 2013, Main Street completed a new portfolio investment totaling $5.0 million of invested capital in ASC Interests, LLC ("ASC"). The investment in ASC consists of $3.5 million in first lien, senior secured debt and a $1.5 million direct equity investment, and the proceeds of Main Street's investment were used by ASC to complete a management-led buyout of ASC Owners Group, LLC, dba American Shooting Centers. ASC, operating under the name American Shooting Centers since 1989,

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE O—SUBSEQUENT EVENTS (Continued)

operates a 563 acre shooting complex located in George Bush Park, Harris County, Texas. ASC is among the premier outdoor shooting facilities in the United States. ASC's complex consists of rifle and pistol shooting lanes, a trap and skeet facility and sporting clays fields.

        In August 2013, Main Street also completed a follow on investment totaling $20.0 million in second lien senior subordinated secured debt in Daseke, Inc. ("Daseke"), to support Daseke's acquisition of Central Oregon Truck Company, Inc. ("COTC"). Founded in 1992 and based in Redmond, Oregon, COTC provides dedicated flatbed transportation and logistical services to the contiguous United States as well as parts of Canada.

        In August 2013, Main Street closed a new portfolio investment totaling $16.8 million of invested capital in Southern RV, LLC and Southern RV Real Estate, LLC (collectively, "Southern RV"). Main Street's investment in Southern RV consists of $14.6 million in first lien, senior secured term debt, of which $3.3 million is a first lien mortgage loan, and a $2.2 million direct equity investment. Southern RV is one of the largest dealers of new and used recreational vehicles ("RV") and related services in the Gulf Coast region.

        In August 2013, Main Street announced the appointment of John E. Jackson as a new independent member of its Board of Directors. Simultaneous with Mr. Jackson's appointment to the Board, Todd A. Reppert retired as Executive Vice Chairman of Main Street and from the Investment Committee and Credit Committee and from the Board of Directors of MSCC in conjunction with a new investment initiative led by him which will focus on making debt and equity investments in private U.S. companies that are generally smaller than those currently being pursued by Main Street for investment. Mr. Reppert will remain involved in managing Main Street's wholly owned SBIC funds while certain regulatory approvals are sought. As a part of his retirement, the Board accelerated the vesting of all of the unvested shares of restricted stock previously granted to him under the 2008 Equity Incentive Plan. The vesting of these 55,597 shares will result in share-based compensation expense of $1.3 million during the three months ended September 30, 2013.

PROSPECTUS

$800,000,000

Main Street Capital Corporation

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities
Units

           We may offer, from time to time in one or more offerings, up to $800,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock, or debt securities, subscription rights, debt securities or units, which we refer to, collectively, as the "securities." Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the requisite approval of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. In this regard, on June 14, 2012, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for the period ending on June 13, 2013, the date of our 2013 Annual Meeting of Stockholders. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock, although the number of shares sold in each offering may not exceed 25% of our outstanding common stock immediately prior to such sale. In addition, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders' best interests to do so. We are not seeking an extension of the shareholder authorization to issue common stock at a price below net asset value per share at our 2013 Annual Meeting of Stockholders because our common stock price per share has been trading significantly above the current net asset value per share of our common stock, but we may seek such authorization at future Annual Meetings or Special Meetings of Stockholders. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See "Sales of Common Stock Below Net Asset Value."

           Shares of closed-end investment companies such as us frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.

           Our securities may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such securities, which must be delivered to each purchaser at, or prior to, the earlier of delivery of a confirmation of sale or delivery of the securities.

           We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $25 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million.

           The LMM and Middle Market securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

           Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company.

           We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

           Our common stock is listed on the New York Stock Exchange under the symbol "MAIN." On July 30, 2013, the last reported sale price of our common stock on the New York Stock Exchange was $30.80 per share, and the net asset value per share of our common stock on March 31, 2013 (the last date prior to the date of this prospectus on which we determined our net asset value per share) was $18.55.

           Investing in our securities involves a high degree of risk, and should be considered highly speculative. See "Risk Factors" beginning on page 15 to read about factors you should consider, including the risk of leverage and dilution, before investing in our securities.

           This prospectus and the accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our securities. Please read this prospectus and the accompanying prospectus supplement before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056 or by telephone at (713) 350-6000 or on our website at www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

           Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is August 1, 2013

        This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time, up to $800,000,000 of our securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under "Available Information" and "Risk Factors" before you make an investment decision.

        No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers.

PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled "Risk Factors."

Organization

        Main Street Capital Corporation ("MSCC") was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Investment Manager acts as MSMF's manager and investment adviser. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by us, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        On January 7, 2010, MSCC consummated transactions (the "Exchange Offer") to exchange 1,239,695 shares of its common stock for approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is also managed by the Investment Manager. During the first quarter of 2012, MSCC exchanged 229,634 shares of its common stock to acquire all of the remaining minority ownership in the total dollar value of the MSC II limited partnership interests, including approximately 5% owned by affiliates of MSCC (the "Final MSC II Exchange"). After the completion of the Final MSC II Exchange, MSCC owns 100% of MSC II. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests and the Final MSC II Exchange, are collectively termed the "Exchange Offer Transactions."

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Taxable Subsidiaries are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries.

        The following diagram depicts Main Street's organizational structure:

*
Each of the Taxable Subsidiaries is directly or indirectly wholly-owned by MSCC.

Overview

        We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. We seek to partner with entrepreneurs, business owners and management teams and generally provide "one stop" financing alternatives within our LMM portfolio. We invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States. Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $25 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million.

        Our private loan ("Private Loan") investments are made in businesses that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. The structure, terms and conditions for these Private Loan investments are typically consistent with the structure, terms and conditions for the loans made in our LMM portfolio or Middle Market portfolio.

        Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market or Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds. The Investment Portfolio, as used herein, refers to all of our LMM portfolio investments, Middle Market portfolio investments, Private Loan portfolio investments, Other Portfolio investments and the investment in the "Investment Manager" but excludes all "Marketable securities and idle funds investments."

        We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options, or a "one stop" financing solution. Providing customized, "one stop" financing solutions has become even more relevant to our LMM portfolio companies in the current investing environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Our LMM portfolio debt investments are generally secured by a first lien on the assets of the portfolio company and typically have a term of between five and seven years. We believe that our LMM investment strategy has a lower correlation to the broader debt and equity markets.

        As of March 31, 2013, we had debt and equity investments in 57 LMM portfolio companies with an aggregate fair value of approximately $520.3 million, with a total cost basis of approximately $412.2 million, and a weighted average annual effective yield on our LMM debt investments of approximately 14.2%. As of March 31, 2013 approximately 76% of our total LMM portfolio investments at cost were in the form of debt investments and approximately 93% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies. At March 31, 2013, we had equity ownership in approximately 93% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. As of December 31, 2012, Main Street had debt and equity investments in 56 LMM portfolio companies with an aggregate fair value of approximately $482.9 million, with a total cost basis of approximately $380.5 million, and a weighted average annual effective yield on our LMM debt investments of approximately 14.3%. As of December 31, 2012, approximately 75% of our total LMM portfolio investments at cost were in the form of debt investments and approximately 93.0% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies. At December 31, 2012, we had equity ownership in approximately 93% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. The weighted average annual yields were computed using the effective interest rates for all debt investments at March 31, 2013 and December 31, 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

        We also pursue investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in privately held companies that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and have an expected duration of between three and five years.

        As of March 31, 2013, we had Middle Market portfolio investments in 80 companies, collectively totaling approximately $361.9 million in fair value with a total cost basis of approximately $354.4 million. The weighted average revenue for the 80 Middle Market portfolio company investments was approximately $557.0 million as of March 31, 2013. As of March 31, 2013, substantially all of our Middle Market portfolio investments were in the form of debt investments and approximately 91% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 8.2% as of March 31, 2013. As of December 31, 2012, we had Middle Market portfolio investments in 79 companies, collectively totaling approximately $352.0 million in fair value with a total cost basis of approximately $348.1 million. The weighted average revenue for the 79 Middle Market portfolio company investments was approximately $533.6 million as of December 31, 2012. As of

December 31, 2012, substantially all of our Middle Market portfolio investments were in the form of debt investments and approximately 91% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 8.0% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at March 31, 2013 and December 31, 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.

        Our Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of the companies included in our LMM portfolio or our Middle Market portfolio. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years.

        As of March 31, 2013, we had Private Loan portfolio investments in 10 companies, collectively totaling approximately $74.5 million in fair value with a total cost basis of approximately $73.8 million. The weighted average revenue for the 10 Private Loan portfolio company investments was approximately $193.8 million as of March 31, 2013. As of March 31, 2013, 99% of our Private Loan portfolio investments were in the form of debt investments and all such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Private Loan portfolio debt investments was approximately 14.0% as of March 31, 2013. As of December 31, 2012, we had Private Loan portfolio investments in 9 companies, collectively totaling approximately $65.5 million in fair value with a total cost basis of approximately $64.9 million. The weighted average revenue for the 9 Private Loan portfolio company investments was approximately $230.5 million as of March 31, 2013. As of December 31, 2012, 99% of our Private Loan portfolio investments were in the form of debt investments and all such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Private Loan portfolio debt investments was approximately 14.8% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at March 31, 2013 and December 31, 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.

        As of March 31, 2013, we had Other Portfolio investments in 4 companies, collectively totaling approximately $28.7 million in fair value and approximately $27.9 million in cost basis and which comprised 2.9% of our Investment Portfolio at fair value as of March 31, 2013. As of December 31, 2012, we had Other Portfolio investments in 3 companies, collectively totaling approximately $24.1 million in both fair value and approximately $23.6 million in cost basis and which comprised 2.6% of our Investment Portfolio at fair value as of December 31, 2012.

        During the three months ended March 31, 2013, there were nine portfolio company investment transfers from the LMM and Middle Market portfolio investment categories to the Private Loan portfolio investment category totaling $65.5 million at fair value and $64.9 million at cost as of December 31, 2012.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. An investor's return in MSCC will depend, in part, on the Funds' investment returns as MSMF and MSC II are both wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long-term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        MSCC and its consolidated subsidiaries are internally managed by the Investment Manager, a wholly owned subsidiary of MSCC, which employs all of the executive officers and other employees of Main Street. Because the Investment Manager is wholly owned by MSCC, Main Street does not pay any external investment advisory fees, but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly-traded and privately-held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our Investment Portfolio. For the three months ended March 31, 2013 and 2012, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.7% and 2.0%, respectively, on an annualized basis, and 1.8% for the year ended December 31, 2012.

        During May 2012, MSCC and the Investment Manager executed an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"), a non publicly-traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. MSCC is initially providing such investment advisory services to HMS Adviser, but it is ultimately intended that the Investment Manager will provide such services because the fees MSCC receives from such arrangement could otherwise have negative consequences on its ability to meet the source-of-income requirement necessary for it to maintain its RIC tax treatment (MSCC or the Investment Adviser, whichever is providing such investment advisory services, the "Sub-Adviser"). Certain relief must be obtained from the SEC before the Investment Manager is permitted to provide these services to HMS Adviser, which relief is being sought, but there can be no assurance that it will be obtained. Under the investment sub-advisory agreement, the Sub-Adviser is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. However, the Sub-Adviser has agreed to waive all such fees from the effective date of HMS Adviser's registration statement on Form N-2 through September 30, 2013 to the extent that such fees would cause a portion of any distributions declared and payable by HMS Income to represent a return of capital for purposes of U.S. federal income tax. As a result, as of March 31, 2013, the Sub-Adviser has not received any base management fee or incentive fees under the investment sub-advisory agreement and the Sub-Adviser is not due any unpaid compensation for any base management fee or incentive fees under the investment sub-advisory agreement.

        You should be aware that investments in our portfolio companies carry a number of risks including, but not limited to, investing in companies which may have limited operating histories and financial resources and other risks common to investing in below investment grade debt and equity investments in private, smaller companies. Please see "Risk Factors—Risks Related to Our Investments" for a more complete discussion of the risks involved with investing in our portfolio companies.

        Our principal executive offices are located at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056, and our telephone number is (713) 350-6000. We maintain a website at http://www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus or any prospectus supplement, and you should not consider that information to be part of this prospectus or any prospectus supplement.

Business Strategies

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We have adopted the following business strategies to achieve our investment objective. Please see "Business—Business Strategies" for a more complete discussion of our business strategies.

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  Deliver Customized Financing Solutions in the Lower Middle Market.  We offer to our LMM portfolio companies customized debt financing solutions with equity components that are tailored to the facts and circumstances of each situation.

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  Focus on Established Companies.  We generally invest in companies with established market positions, experienced management teams and proven revenue streams.

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  Leverage the Skills and Experience of Our Investment Team.  Our investment team has significant experience in lending to and investing in LMM and Middle Market companies.

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  Invest Across Multiple Companies, Industries, Regions and End Markets.  We seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets.

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  Capitalize on Strong Transaction Sourcing Network.  Our investment team seeks to leverage its extensive network of referral sources for portfolio company investments.

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  Benefit from Lower, Fixed, Long-Term Cost of Capital.  The SBIC licenses held by the Funds have allowed them to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt.

Risk Factors

        Investing in our securities involves a high degree of risk. You should consider carefully the information found in "Risk Factors," including the following risks:

  •
  Deterioration in the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations. Such economic adversity could impair our portfolio companies' financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

  •
  Our Investment Portfolio is and will continue to be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our determination of fair value and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

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  Typically, there is not a public market for the securities of the privately held LMM companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value based on inputs from management, a nationally recognized independent advisor (on a rotational basis) and our audit committee with the oversight, review and approval of our Board of Directors.

  •
  In addition, the market for investments in Middle Market companies is generally not a liquid market, and therefore, we primarily use observable inputs to determine the fair value of these investments quarterly through obtaining third party quotes and other independent pricing, which are reviewed by our audit committee with the oversight, review and approval of our Board of Directors.

  •
  Our financial condition and results of operations depends on our ability to effectively manage and deploy capital.

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  We may face increasing competition for investment opportunities.

  •
  Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

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  The Funds are licensed by the SBA, and therefore subject to SBA regulations.

  •
  Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

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  We, through the Funds, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of the Funds that are superior to the claims of our securities holders.

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  We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

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  We may not be able to pay distributions to our stockholders, our distributions may not grow over time, and a portion of distributions paid to our stockholders may be a return of capital.

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  We may have difficulty paying the distributions required to maintain RIC tax treatment under the Code if we recognize income before or without receiving cash representing such income, including from amortization of original issue discount, contractual payment-in-kind, or PIK, interest, contractual preferred dividends, or amortization of market discount. Investments structured with these features may represent a higher level of credit risk compared to investments generating income which must be paid in cash on a current basis.

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  Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital and make distributions.

  •
  Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

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  Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of our investment. Investing in our portfolio companies involves a number of significant risks. Among other things, these companies:

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  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

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  may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

    •
    are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, termination or significant under-performance of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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    generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

    •
    generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

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  Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

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  We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

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  Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.

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  We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results.

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  The market price of our securities may be volatile and fluctuate significantly.

Investment Criteria

        Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments. Please see "Business—Investment Criteria" for a more complete discussion of our investment criteria.

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  Proven Management Team with Meaningful Equity Stake.  We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each LMM portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests.

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  Established Companies with Positive Cash Flow.  We seek to invest in established companies with sound historical financial performance.

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  Defensible Competitive Advantages/Favorable Industry Position.  We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

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  Exit Alternatives.  We exit our debt investments primarily through the repayment of our investment from internally generated cash flow of the portfolio company and/or refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.

Recent Developments

        On April 2, 2013, we issued $80.0 million in aggregate principal amount of 6.125% notes due 2023 (the "Notes"). On April 15, 2013, the underwriters fully exercised their option to purchase an additional $12.0 million in aggregate principal amount of Notes to cover over-allotments, bringing the total size of the offering to $92.0 million. The Notes mature on April 1, 2023, and may be redeemed in whole or in part at any time or from time to time at our option on or after April 1, 2018. The Notes bear interest from April 2, 2013 at a rate of 6.125% per year payable quarterly on January 1, April 1, July 1 and October 1 of each year, beginning July 1, 2013. The total net proceeds to us from the Notes, after underwriting discounts and estimated offering expenses payable by us, were approximately $89.0 million. We have listed the Notes on the New York Stock Exchange under the trading symbol "MSCA".

        During May 2013, we declared regular monthly dividends of $0.155 per share for each month of July, August and September of 2013. These regular monthly dividends equal a total of $0.465 per share for the third quarter of 2013. The third quarter 2013 regular monthly dividends represent a 7% increase from the dividends declared for the third quarter of 2012.

        During May 2013, we declared a supplemental semi-annual dividend of $0.20 per share for July 2013. Including the supplemental semi-annual dividend and regular monthly dividends declared for the third quarter of 2013, we will have paid $9.96 per share in cumulative dividends since our October 2007 initial public offering.

        In May 2013, we increased the size of our Credit Facility from $287.5 million to $352.5 million to support our continued growth. The $65.0 million increase in total commitments was the result of commitment increases by four lenders currently participating in the Credit Facility. The accordion feature of the Credit Facility was amended to allow us to increase the total commitments under the facility up to $425 million from new or existing lenders on the same terms and conditions as the existing commitments.

        In May 2013, we increased the size of our Credit Facility from $352.5 million to $372.5 million. The $20.0 million increase in total commitments was the result of the addition of one new lender relationship, which further diversifies our lending group to a total of ten participants. The increase in total commitments was executed under the accordion feature of the Credit Facility.

        Our 2013 Annual Meeting of Stockholders (the "Annual Meeting") was held on June 13, 2013. At the Annual Meeting, our stockholders (i) re-elected each of Michael Appling, Jr., Joseph E. Canon, Arthur L. French, J. Kevin Griffin, Vincent D. Foster and Todd A. Reppert to our Board of Directors for a one-year term, and (ii) ratified our appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2013.

        In June 2013, we announced an LMM portfolio investment in Impact Telecom, Inc. ("Impact"). The investment consists of $22.5 million in senior secured term debt with equity warrant participation and $1.5 million funded on a $7.0 million revolving credit facility. Founded in 2005, Impact is headquartered in Denver, Colorado and is a provider of commercial tele-communications services. The proceeds supported an acquisition by Impact and provided additional working capital to the combined companies.

        In July 2013, we announced an LMM portfolio investment in Garreco, LLC ("Garreco") to facilitate a recapitalization. The investment consists of $5.8 million in senior secured term debt and a $1.2 million direct equity investment. Garreco is headquartered in Heber Springs, Arkansas, and is a manufacturer and supplier of consumable products used to create dentures, crowns, and bridges in dental laboratories and clinics.

The Offering

        We may offer, from time to time, up to $800,000,000 of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

        Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

        Set forth below is additional information regarding the offering of our securities:

Use of proceeds	We intend to use the net proceeds from any offering to make investments in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, to make investments in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt, rated debt securities and other income producing investments, to pay our operating expenses and other cash obligations, and for general corporate purposes. See "Use of Proceeds."
New York Stock Exchange symbols	"MAIN" (common stock); and "MSCA" (6.125% notes due 2023)
Dividends	Our dividends and other distributions, if any, will be determined by our Board of Directors from time to time.

Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our RIC status and such other factors as our Board of Directors may deem relevant from time to time. From our IPO through the third quarter of 2008 we paid quarterly dividends, but in the fourth quarter of 2008 we began paying, and we intend to continue paying, monthly dividends to our stockholders.

When we make monthly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes. In the future, our distributions may include a return of capital.

Taxation

MSCC has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See "Material U.S. Federal Income Tax Considerations."

Dividend reinvestment plan

We have adopted a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an "opt out" reinvestment plan. As a result, if we declare dividends, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive dividends in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See "Dividend Reinvestment Plan."

Trading at a discount

Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Sales of common stock below net asset value

The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the requisite approval of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. In this regard, on June 14, 2012, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for the period ending on June 13 2013, the date of our 2013 Annual Meeting of Stockholders. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock, although the number of shares sold in each offering may not exceed 25% of our outstanding common stock immediately prior to such sale. In addition, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders' best interests to do so. We are not seeking an extension of the shareholder authorization to issue common stock at a price below net asset value per share at our 2013 Annual Meeting of Stockholders because our common stock price per share has been trading significantly above the current net asset value per share of our common stock, but we may seek such authorization at future Annual Meetings or Special Meetings of Stockholders. Sales by us of our common stock at a discount from our net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. See "Sales of Common Stock Below Net Asset Value."

Available Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, or the "Exchange Act." You can inspect any materials we file with the SEC, without charge, at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 1300 Post Oak Boulevard, Suite 800, Houston, TX 77056, by telephone at (713) 350-6000 or on our website at http://www.mainstcapital.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC's website is http://www.sec.gov. Information contained on our website or on the SEC's website about us is not incorporated into this prospectus, and you should not consider information contained on our website or on the SEC's website to be part of this prospectus.

 FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Main Street," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—%	(1)
Offering expenses (as a percentage of offering price)	—%	(2)
Dividend reinvestment plan expenses	—%	(3)

Total stockholder transaction expenses (as a percentage of offering price)	—%	(4)
Annual Expenses (as a percentage of net assets attributable to common stock):
Operating expenses	2.55%	(5)
Interest payments on borrowed funds	3.46%	(6)
Income tax expense	1.68%	(7)
Acquired fund fees and expenses	0.32%	(8)

Total annual expenses	8.01%

(1)
In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)
In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses.

(3)
The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)
Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)
Operating expenses in this table represent the estimated expenses of MSCC and its consolidated subsidiaries, plus the estimated expenses of the Investment Manager as if it were consolidated with MSCC for accounting purposes. The Investment Manager is accounted for as a portfolio investment and is not consolidated with MSCC and its consolidated subsidiaries. See Note D to our consolidated financial statements for a detailed discussion of the financial and other arrangements between MSCC and its consolidated subsidiaries and the Investment Manager.

(6)
Interest payments on borrowed funds represent our estimated annual interest payments on borrowed funds based on current debt levels as adjusted for projected increases (but not decreases) in debt levels over the next twelve months.

(7)
Income tax expense relates to the accrual of (a) deferred taxes on the net unrealized appreciation from portfolio investments held in Taxable Subsidiaries and (b) excise, state and other taxes. Deferred taxes are non-cash in nature and may vary significantly from period to period. We are required to include deferred taxes in calculating our annual expenses even though deferred taxes are not currently payable. Due to the variable nature of deferred tax expense, which is a large portion of the income tax expense, and the difficulty in providing an estimate for future periods, this income tax expense estimate is based upon the actual amount of income tax expense for the year ended December 31, 2012.

(8)
Acquired fund fees and expenses represent the estimated indirect expense incurred due to investments in other investment companies and private funds.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$79	$230	$371	$690

        The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by (i) the market price per share of our common stock at the close of trading on the dividend payment date in the event that we use newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

RISK FACTORS

        Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our other securities may decline, and you may lose all or part of your investment.

Risks Relating to Economic Conditions

Deterioration in the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations. Such economic adversity could impair our portfolio companies' financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

        As a result of the recent recession, the broader fundamentals of the United States economy remain mixed, and unemployment remains elevated. In the event that the United States economy contracts, it is likely that the financial results of small to mid-sized companies, like those in which we invest, could experience deterioration or limited growth from current levels, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, we can provide no assurance that the performance of certain portfolio companies will not be negatively impacted by economic cycles or other conditions, which could also have a negative impact on our future results.

        Although we have been able to secure access to additional liquidity, including through the Credit Facility, periodic follow-on equity offerings, public debt issuances and the leverage available through the SBIC program, the potential for volatility in the debt and equity capital markets provides no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all. Further, if the price of our common stock falls below our net asset value per share, we will be limited in our ability to sell new shares if we do not have shareholder authorization to sell shares at a price below net asset value per share. We have been authorized by our stockholders to sell shares of common stock at a price below our net asset value per share until June 13, 2013, the date of our 2013 Annual Meeting of Stockholders; however, we are not seeking the extension of such shareholder authorization at our 2013 Annual Meeting of Stockholders, but may seek such authorization at future Annual Meetings or Special Meetings of Stockholders.

Risks Relating to Our Business and Structure

Our Investment Portfolio is and will continue to be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our determination of fair value and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

        Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our determination of fair value. Typically, there is not a public market for the securities of the privately held LMM companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value based on inputs from management, a nationally recognized independent advisor (on a rotational basis) and our audit committee with the oversight, review and approval of our Board of Directors. In addition, the market for investments in Middle Market companies is generally not a liquid market, and therefore, we primarily use observable inputs to determine the fair value of these investments quarterly through obtaining third party quotes and other independent pricing, which are reviewed by our audit committee with the oversight, review and approval of our Board of Directors. See "Business—Determination of Net Asset Value and Portfolio Valuation Process" for a more detailed description of our valuation process.

        The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our securities based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling our securities during a period in which the net asset value understates the value of our investments may receive a lower price for their securities than the value of our investments might warrant.

Our financial condition and results of operations depends on our ability to effectively manage and deploy capital.

        Our ability to achieve our investment objective of maximizing our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company, depends on our ability to effectively manage and deploy capital, which depends, in turn, on our investment team's ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

        Accomplishing our investment objective on a cost-effective basis is largely a function of our investment team's handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, members of our investment team are also called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.

        Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We may face increasing competition for investment opportunities.

        We compete for investments with other investment funds (including private equity funds, mezzanine funds, BDCs, and SBICs), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we are forced to match our competitors' pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in LMM companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

We are dependent upon our key investment personnel for our future success.

        We depend on the members of our investment team, particularly Vincent D. Foster, Todd A. Reppert, Dwayne L. Hyzak, Curtis L. Hartman, David L. Magdol, Nicholas T. Meserve, Robert M. Shuford and Rodger A. Stout for the identification, review, final selection, structuring, closing and monitoring of our investments. These employees have significant investment expertise and relationships that we rely on to implement our business plan. Although we have entered into a non-compete agreement with Mr. Foster, we have no guarantee that he or any other employees will remain employed with us. If we lose the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

Our success depends on attracting and retaining qualified personnel in a competitive environment.

        Our growth will require that we retain new investment and administrative personnel in a competitive market. Our ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which we compete for experienced personnel have greater resources than we have.

        The competitive environment for qualified personnel may require us to take certain measures to ensure that we are able to attract and retain experienced personnel. Such measures may include increasing the attractiveness of our overall compensation packages, altering the structure of our compensation packages through the use of additional forms of compensation, or other steps. The inability to attract and retain experienced personnel would have a material adverse effect on our business.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

        We expect that members of our management team will maintain their relationships with intermediaries, financial institutions, investment bankers, commercial bankers, financial advisors, attorneys, accountants, consultants and other individuals within our network, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our management team fails to maintain its existing relationships or develop new relationships with sources of investment opportunities, we will not be able to grow our Investment Portfolio. In addition, individuals with whom members of our management team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

There are significant potential conflicts of interest which could impact our investment returns.

        Our executive officers and employees, in their capacities as personnel of the Investment Manager, may manage other investment funds that operate in the same or a related line of business as we do. Accordingly, they may have obligations to such other entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. In May 2012, we and the Investment Manager executed an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"), a non-publicly-traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. Under the investment sub-advisory agreement, the Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. However, the Investment Manager has agreed to waive all such fees through September 30, 2013 to the extent that such fees would cause a portion of any distributions declared and payable by HMS Income to represent a return of capital for purposes of U.S. federal income tax. As a result, as of March 31, 2013, the Investment Manager has not received any base management fee or incentive fees under the investment sub-advisory agreement and the Investment Manager is not due any unpaid compensation for any base management fee or incentive fees under the investment sub-advisory agreement. The sub-advisory relationship requires the Investment Manager to commit resources to achieving HMS Income's investment objective, while such resources were previously solely devoted to achieving our investment objective. Our investment objective and investment strategies are very similar to those of HMS Income and it is likely that an investment appropriate for us or HMS Income would be appropriate for the other entity. As a result, the Investment Manager may face conflicts in allocating investment opportunities between us and HMS Income. Although the Investment Manager will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by other investment funds managed by our officers or employees, such as HMS Income. In any such case, when the Investment Manager identifies an investment, it will be forced to choose which investment fund should make the investment. We have implemented an allocation policy to ensure the equitable distribution of such investment opportunities. We have applied to the SEC for exemptive relief to co-invest with HMS Income, and if the relief is granted, we intend to make such co-investments in accordance with the allocation percentage approved by the independent members of each company's board of directors.

Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

        Our business will require capital to operate and grow. We may acquire such additional capital from the following sources:

          Senior Securities.     We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities. As a result of issuing senior securities, we will be exposed to additional risks, including the following:

    •
    Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we will be prohibited from issuing debt securities or preferred stock and/or borrowing money from banks or other financial institutions and may not be permitted to declare a dividend or make any distribution to stockholders or repurchase shares until such time as we satisfy this test.

    •
    Any amounts that we use to service our debt or make payments on preferred stock will not be available for dividends to our common stockholders.

    •
    It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

    •
    We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

    •
    Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.

          Additional Common Stock.     We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in the best interests of our stockholders, and our stockholders approve such sale. See "—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock" for a discussion of proposals approved by our stockholders that permit us to issue shares of our common stock below net asset value. We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

The Funds are licensed by the SBA, and therefore subject to SBA regulations.

        MSMF and MSC II, our wholly owned subsidiaries, are licensed to act as SBICs and are regulated by the SBA. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause the Funds to forego attractive investment opportunities that are not permitted under SBA regulations.

        Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. If the Funds fail to comply with applicable SBIC regulations, the SBA could, depending on the severity of the violation, limit or prohibit their use of debentures, declare outstanding debentures immediately due and payable, and/or limit them from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. Such actions by the SBA would, in turn, negatively affect us.

Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

        Borrowings, also known as leverage, magnify the potential for loss on investments in our indebtedness and gain or loss on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. We, through the Funds, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of the Funds that are superior to the claims of our securities holders. We may also borrow from banks and other lenders, including under our Credit Facility, and may issue debt securities or enter into other types of borrowing arrangements in the future. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Capital Resources" for a discussion regarding our Credit Facility. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique.

        As of March 31, 2013, we, through the Funds, had $225 million of outstanding indebtedness guaranteed by the SBA, which had a weighted average annualized interest cost of approximately 4.8% (exclusive of deferred financing costs). The debentures guaranteed by the SBA have a maturity of ten years, with a current weighted average remaining maturity of 6.1 years as of March 31, 2013, and require semi-annual payments of interest. We will need to generate sufficient cash flow to make required interest payments on the debentures. If we are unable to meet the financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to the assets of the Funds over the holders of our other indebtedness and our stockholders in the event we liquidate or the SBA exercises its remedies under such debentures as the result of a default by us. In addition, as of March 31, 2013, we had $141 million outstanding under our Credit Facility. Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the applicable LIBOR rate (0.20% as of March 31, 2013) plus 2.50% or (ii) the applicable base rate (Prime Rate, 3.25% as of March 31, 2013) plus 1.50%. Main Street pays unused commitment fees of 0.375% per annum on the average unused lender commitments under the Credit Facility. If we are unable to meet the financial obligations under the Credit Facility, the Credit Facility lending group will have a superior claim to the assets of MSCC and its subsidiaries (excluding the assets of the Funds) over the holders of our other indebtedness and our stockholders in the event we liquidate or the lending group exercises its remedies under the Credit Facility as the result of a default by us.

        Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

 Assumed Return on Our Portfolio(1)
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder(2)	(18.2)%	(10.2)%	(2.3)%	5.7%	13.7%

(1)
Assumes $1.028 billion in total assets, $366.0 million in debt outstanding, $645.2 million in net assets, and an average cost of funds of 4.0%. Actual interest payments may be different.

(2)
In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our March 31, 2013 total assets of at least 1.4%. Assuming we had issued the $92.0 million in aggregate principal amount of 6.125% notes due 2023 that were issued in April 2013 on or prior to March 31, 2013, our average cost of funds would have been 4.5% and we would have to achieve annual returns on our March 31, 2013 total assets of at least 2.0% in order for us to cover our annual interest payments on indebtedness.

        Our ability to achieve our investment objective may depend in part on our ability to access additional leverage on favorable terms by issuing debentures guaranteed by the SBA, through the Funds, or by borrowing from banks or insurance companies, and there can be no assurance that such additional leverage can in fact be achieved.

Pending legislation may allow us to incur additional leverage.

        As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. In addition, recent legislation introduced in the U.S. Senate would modify SBA regulations in a manner that may permit us to incur additional SBA leverage. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in our securities may increase.

We may experience fluctuations in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

        Our Board of Directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

        To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements:

  •
  The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. For more information regarding tax treatment, see "Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company." Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and are (and may in the future become) subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

  •
  The source income requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships," or other income derived with respect to our business of investing in such stock or securities.

  •
  The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships."

        Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. Moreover, if we fail to maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay distributions to our stockholders, our distributions may not grow over time, and a portion of distributions paid to our stockholders may be a return of capital.

        We intend to pay monthly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to pay a specified level of cash distributions, previously projected distributions for future periods, or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, each of the Funds' compliance with applicable SBIC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

        When we make monthly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes, which will result in higher tax liability when the shares are sold, even if they have not increased in value or have lost value. In addition, any return of capital will be net of any sales load and offering expenses associated with sales of shares of our common stock. In the future, our distributions may include a return of capital.

We may have difficulty paying the distributions required to maintain RIC tax treatment under the Code if we recognize income before or without receiving cash representing such income.

        We will include in income certain amounts that we have not yet received in cash, such as: (i) amortization of original issue discount, which may arise if we receive warrants in connection with the origination of a loan such that ascribing a value to the warrants creates original issue discount in the debt instrument or possibly in other circumstances; (ii) contractual payment-in-kind, or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term; (iii) contractual preferred dividends, which represents contractual dividends added to the preferred stock and due at the end of the preferred stock term; or (iv) amortization of market discount, which is associated with loans purchased in the secondary market at a discount to par value. Such amortization of original issue discounts, increases in loan balances as a result of contractual PIK arrangements, cumulative preferred dividends, or amortization of market discount will be included in income before we receive the corresponding cash payments. We also may be required to include in income certain other amounts before we receive such amounts in cash. Investments structured with these features may represent a higher level of credit risk compared to investments generating income which must be paid in cash on a current basis. For the three months ended March 31, 2013, (i) approximately 5.2% of our total investment income was attributable to PIK income not paid currently in cash, (ii) approximately 1.4% of our total investment income was attributable to amortization of original issue discount, (iii) approximately 0.7% of our total investment income was attributable to cumulative dividend income not paid currently in cash, and (iv) approximately 1.4% of our total investment income was attributable to amortization of market discount on loans purchased in the secondary market at a discount. For the year ended December 31, 2012, (i) approximately 4.3% of our total investment income was attributable to PIK income not paid currently in cash, (ii) approximately 2.3% of our total investment income was attributable to amortization of original issue discount, (iii) approximately 0.3% of our total investment income was attributable to cumulative dividend income not paid currently in cash, and (iv) approximately 1.4% of our total investment income was attributable to amortization of market discount on loans purchased in the secondary market at a discount.

        Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see "Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company."

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

        We may distribute taxable dividends that are payable in part in our stock. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable by us in cash or in shares of stock (at the stockholders election) would satisfy the Annual Distribution Requirement. The IRS has issued private letter rulings providing that a dividend payable in stock or in cash at the election of the stockholders will be treated as a taxable dividend eligible for the dividends paid deduction provided that at least 20% of the total dividend is payable in cash and certain other requirements are satisfied. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such dividend is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Each of the Funds, as an SBIC, may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of an entity-level tax.

        In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from the Funds. We will be partially dependent on the Funds for cash distributions to enable us to meet the RIC distribution requirements. The Funds may be limited by the Small Business Investment Act of 1958, and SBIC regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA's restrictions for the Funds to make certain distributions to maintain our eligibility for RIC status. We cannot assure you that the SBA will grant such waiver and if the Funds are unable to obtain a waiver, compliance with the SBIC regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital and make distributions.

        In order to satisfy the requirements applicable to a RIC and to minimize corporate-level taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and net capital gain income. We may carry forward excess undistributed taxable income into the next year, net of the 4% excise tax. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. As a BDC, we generally are required to meet an asset coverage ratio, as defined in the 1940 Act, of at least 200% immediately after each issuance of senior securities. This requirement limits the amount that we may borrow and may prohibit us from making distributions. Because we will continue to need capital to grow our Investment Portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so.

        While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline.

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

        The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, with certain exceptions. One such exception is prior stockholder approval of issuances below net asset value provided that our Board of Directors makes certain determinations. In this regard, on June 14, 2012, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for the period ending on June 13, 2013, the date of our 2013 Annual Meeting of Stockholders. Continued access to this exception will require approval of similar proposals at future stockholder meetings. We are not seeking an extension of the shareholder authorization to issue common stock at a price below net asset value per share at our 2013 Annual Meeting of Stockholders because our common stock price per share has been trading significantly above the current net asset value per share of our common stock, but we may seek such authorization at future Annual Meetings or Special Meetings of Stockholders. At our 2008 Annual Meeting of Stockholders, our stockholders approved a proposal to authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock or securities to subscribe to, convert to, or purchase shares of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders' best interests.

        If we were to sell shares of our common stock below net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder's interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. In addition, if we issue securities to subscribe to, convert to or purchase shares of common stock, the exercise or conversion of such securities would increase the number of outstanding shares of our common stock. Any such exercise would be dilutive on the voting power of existing stockholders, and could be dilutive with regard to dividends and our net asset value, and other economic aspects of the common stock.

        Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the example below illustrates the effect of dilution to existing stockholders resulting from the sale of common stock at prices below the net asset value of such shares. Please see "Sales of Common Stock Below Net Asset Value" for a more complete discussion of the potentially dilutive impacts of an offering at a price less than net asset value, or NAV, per share.

          Illustration: Example of Dilutive Effect of the Issuance of Shares Below Net Asset Value.     Assume that Company XYZ has 1,000,000 total shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The net asset value per share of the common stock of Company XYZ is $10.00. The following table illustrates the reduction to net asset value, or NAV, and the dilution experienced by Stockholder A following the sale of 40,000 shares of the common stock of Company XYZ at $9.50 per share, a price below its NAV per share.

	Prior to Sale Below NAV	Following Sale Below NAV		Percentage Change
Reduction to NAV
Total Shares Outstanding	1,000,000	1,040,000		4.0%
NAV per share	$10.00	$9.98		(0.2)%
Dilution to Existing Stockholder
Shares Held by Stockholder A	10,000	10,000	(1)	0.0%
Percentage Held by Stockholder A	1.00%	0.96%		(3.8)%
Total Interest of Stockholder A in NAV	$100,000	$99,808		(0.2)%

(1)
Assumes that Stockholder A does not purchase additional shares in the sale of shares below NAV.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

        We, the Funds, and our portfolio companies are subject to applicable local, state and federal laws and regulations, including, without limitation, federal immigration laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In addition, any change to the SBA's current debenture SBIC program could have a significant impact on our ability to obtain lower-cost leverage, through the Funds, and therefore, our ability to compete with other finance companies.

        Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our investment team to other types of investments in which our investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Terrorist attacks, acts of war or natural disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.

        Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Risks Related to Our Investments

Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of our investment.

        Investing in our portfolio companies involves a number of significant risks. Among other things, these companies:

  •
  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

  •
  may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

  •
  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, termination, or significant under-performance of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

  •
  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

  •
  generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

        In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

The lack of liquidity in our investments may adversely affect our business.

        We invest, and will continue to invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

        We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the extension of additional loans, the exercise of a warrant to purchase equity securities, or the funding of additional equity investments. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

        We invest primarily in the secured term debt of LMM and Middle Market companies and equity issued by LMM companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

        Even though we may have structured certain of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower's business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

        Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender's consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an "intercreditor agreement" prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

        Finally, the value of the collateral securing our debt investment will ultimately depend on market and economic conditions, the availability of buyers and other factors. Therefore, there can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by our first or second priority liens. There is also a risk that such collateral securing our investments will decrease in value over time, will be difficult to sell in a timely manner, will be difficult to appraise and will fluctuate in value based upon the success of the portfolio company and market conditions. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by our second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company's remaining assets, if any.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

        We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market's assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our RIC asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

We generally will not control our portfolio companies.

        We do not, and do not expect to, control the decision making in many of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest will make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, will take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that would decrease the value of our portfolio holdings.

Defaults by our portfolio companies will harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to non-payment of interest and other defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Any unrealized depreciation we experience in our portfolio may be an indication of future realized losses, which could reduce our income and gains available for distribution.

        As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our portfolio could be an indication of a portfolio company's inability to meet its repayment obligations to us with respect to affected loans or a potential impairment of the value of affected equity investments. This could result in realized losses in the future and ultimately in reductions of our income and gains available for distribution in future periods.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

        We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our securities.

Changes in interest rates may affect our cost of capital and net investment income.

        Some of our debt investments will bear interest at variable rates and the interest income from these investments could be negatively affected by decreases in market interest rates. In addition, an increase in interest rates would make it more expensive for us to use debt to finance our investments. As a result, a significant increase in market interest rates could increase our cost of capital, which would reduce our net investment income. Also, an increase in interest rates available to investors could make an investment in our securities less attractive than alternative investments, a situation which could reduce the value of our securities. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates. A decrease in market interest rates may also adversely impact our returns on idle funds, which would reduce our net investment income.

We may not realize gains from our equity investments.

        Certain investments that we have made in the past and may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer; however, we may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

Our Marketable securities and idle funds investments are subject to risks similar to our portfolio company investments.

        Marketable securities and idle funds investments can include, among other things, secured and unsecured debt investments, independently rated debt investments and diversified bond funds. Many of these investments in debt obligations are, or would be if rated, below investment grade quality. Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, similar to our portfolio investments in our portfolio companies. See "—Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of our investment." Many of these Marketable securities and idle funds investments are purchased through over the counter or other markets and are therefore liquid at the time of purchase but may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. See "—The lack of liquidity in our investments may adversely affect our business" for a description of risks related to holding illiquid investments. In addition, domestic and foreign markets are complex and interrelated, so that events in one sector of the world markets or economy, or in one geographical region, can reverberate and have materially negative consequences for other market, economic or regional sectors in a manner that may not be foreseen and which may materially affect the market price of our Marketable securities and idle funds investments. Other risks that our portfolio investments are subject to are also applicable to these Marketable securities and idle funds investments.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

        Our investments in foreign securities may involve significant risks in addition to the risks inherent in investments in U.S. securities. Our investment strategy contemplates potential investments in debt securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in securities of U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

        Although most of our investments will be U.S. dollar denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

Risks Relating to Our Securities

Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.

        Shares of closed-end investment companies, including BDCs, may trade at a discount to net asset value. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. In addition, if our common stock trades below net asset value, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. See "—Risks Relating to Our Business and Structure—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock" for a discussion of a proposal approved by our stockholders that permits us to issue shares of our common stock below net asset value.

We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results.

        Delays in investing the net proceeds raised in an offering or from exiting an investment or other capital may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering or from exiting an investment or other capital on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

        We anticipate that, depending on market conditions and the amount of the capital, it may take us a substantial period of time to invest substantially all the capital in securities meeting our investment objective. During this period, we will invest the capital primarily in Marketable securities and idle funds investments, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during such period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of any offering or from exiting an investment or other capital are invested in new securities meeting our investment objective, the market price for our securities may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Investing in our securities may involve an above average degree of risk.

        The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The market price of our securities may be volatile and fluctuate significantly.

        Fluctuations in the trading prices of our securities may adversely affect the liquidity of the trading market for our securities and, if we seek to raise capital through future securities offerings, our ability to raise such capital. The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

  •
  changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs, BDCs or SBICs;

  •
  inability to obtain any exemptive relief that may be required by us in the future from the SEC;

  •
  loss of our BDC or RIC status or either of the Funds' status as an SBIC;

  •
  changes in our earnings or variations in our operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in our investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;

  •
  loss of a major funding source;

  •
  fluctuations in interest rates;

  •
  the operating performance of companies comparable to us;

  •
  departure of our key personnel;

  •
  global or national credit market changes; and

  •
  general economic trends and other external factors.

Provisions of the Maryland General Corporation Law and our articles of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

        The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third-party bids for ownership of our company. These provisions may prevent any premiums being offered to you for our common stock.

 CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

        Some of the statements in this prospectus and any accompanying prospectus supplement constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement may include statements as to:

  •
  our future operating results and dividend projections;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of the investments that we expect to make;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital; and

  •
  the timing of cash flows, if any, from the operations of our portfolio companies.

        In addition, words such as "anticipate," "believe," "expect" and "intend" indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus and any accompanying prospectus supplement. Other factors that could cause actual results to differ materially include:

  •
  changes in the economy;

  •
  risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

  •
  future changes in laws or regulations and conditions in our operating areas.

        We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements, except as required by law. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you, including in the form of a prospectus supplement or post-effective amendment to the registration statement, or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

USE OF PROCEEDS

        We intend to use the net proceeds from any offering to make investments in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, to make investments in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt, rated debt securities and other income producing investments, to pay our operating expenses and other cash obligations, and for general corporate purposes. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. See "Risk Factors—Risks Relating to Our Securities—We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results." The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

        Our common stock is traded on the New York Stock Exchange ("NYSE") under the symbol "MAIN." Prior to October 14, 2010, our common stock was traded on the NASDAQ Global Select Market under the same symbol "MAIN." Our common stock began trading on the NASDAQ Global Select Market on October 5, 2007. Prior to that date, there was no established public trading market for our common stock.

        The following table sets forth, for each fiscal quarter during 2013, 2012 and 2011, the range of high and low closing prices of our common stock as reported on the NYSE, and the sales price as a percentage of the net asset value per share of our common stock.

				Percentage of High Sales Price to NAV(2)	Percentage of Low Sales Price to NAV(2)
		Price Range
	NAV(1)	High	Low
Year ending December 31, 2013
Third Quarter (through July 30, 2013)	*	$30.90	$27.41	*	*
Second Quarter	*	$32.13	$26.43	*	*
First Quarter	$18.55	34.38	30.44	185%	164%
Year ending December 31, 2012
Fourth Quarter	$18.59	$30.84	$27.50	166%	148%
Third Quarter	17.49	29.53	24.25	169%	139%
Second Quarter	16.89	26.68	22.04	158%	130%
First Quarter	15.72	25.61	21.18	163%	135%
Year ended December 31, 2011
Fourth Quarter	$15.19	$21.24	$17.03	140%	112%
Third Quarter	14.49	19.39	15.98	134%	110%
Second Quarter	14.24	19.03	17.99	134%	126%
First Quarter	13.90	19.71	17.86	142%	128%

(1)
Net asset value per share, or NAV, is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period. Net asset value has not yet been determined for the second or third quarters of 2013.

(2)
Calculated as the respective high or low share price divided by NAV for such quarter.

        On July 30, 2013 the last sale price of our common stock on the NYSE was $30.80 per share, and there were approximately 206 holders of record of the common stock which did not include shareholders for whom shares are held in "nominee" or "street name." The net asset value per share of our common stock on March 31, 2013 (the last date prior to the date of this prospectus on which we determined our net asset value per share) was $18.55, and the July 30, 2013 closing price of our common stock was 166% of this net asset value per share.

        Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value per share will decrease. It is not possible to predict whether our common stock will trade at, above, or below net asset value per share. Since our IPO in October 2007, our shares of common stock have traded at prices both less than and exceeding our net asset value per share.

        We currently pay monthly dividends to our stockholders. Our monthly dividends, if any, will be determined by our Board of Directors on a quarterly basis. In addition to our monthly dividends, in January 2013 we began paying periodic supplemental dividends out of our undistributed taxable income, or spillover income. Our future supplemental dividends, if any, will be determined by our Board of Directors on a periodic basis.

        The following table summarizes our dividends declared to date:

Date Declared	Record Date	Payment Date	Amount(1)
Fiscal year 2013
May 8, 2013	August 21, 2013	September 16, 2013	$0.155
May 8, 2013	August 2, 2013	August 15, 2013	$0.155
May 13, 2013	July 22, 2013	July 26, 2013	$0.200	(2)
May 8, 2013	June 20, 2013	July 15, 2013	$0.155
March 5, 2013	May 21, 2013	June 14, 2013	$0.155
March 5, 2013	April 19, 2013	May 15, 2013	$0.155
March 5, 2013	March 21, 2013	April 15, 2013	$0.155
November 6, 2012	February 21, 2013	March 15, 2013	$0.150
November 6, 2012	January 18, 2013	February 15, 2013	$0.150
November 6, 2012	January 4, 2013	January 23, 2013	$0.350	(2)
November 6, 2012	December 20, 2012	January 15, 2013	$0.150	(3)

Total			$1.930

Fiscal year 2012
July 31, 2012	November 21, 2012	December 14, 2012	$0.150	(3)
July 31, 2012	October 19, 2012	November 15, 2012	$0.150	(3)
July 31, 2012	September 20, 2012	October 15, 2012	$0.150	(3)
May 1, 2012	August 21, 2012	September 14, 2012	$0.145	(3)
May 1, 2012	July 20, 2012	August 15, 2012	$0.145	(3)
May 1, 2012	June 21, 2012	July 16, 2012	$0.145	(3)
March 6, 2012	May 21, 2012	June 15, 2012	$0.140	(3)
March 6, 2012	April 20, 2012	May 15, 2012	$0.140	(3)
March 6, 2012	March 21, 2012	April 16, 2012	$0.140	(3)
December 8, 2011	February 22, 2012	March 15, 2012	$0.135	(3)
December 8, 2011	January 18, 2012	February 15, 2012	$0.135	(3)
December 8, 2011	December 21, 2011	January 16, 2012	$0.135	(4)

Total			$1.710

Fiscal year 2011
August 4, 2011	November 21, 2011	December 15, 2011	$0.135	(4)
August 4, 2011	October 20, 2011	November 15, 2011	$0.135	(4)
August 4, 2011	September 21, 2011	October 14, 2011	$0.135	(4)
June 7, 2011	June 22, 2011	July 15, 2011	$0.130	(4)
June 7, 2011	July 21, 2011	August 15, 2011	$0.130	(4)
June 7, 2011	August 19, 2011	September 15, 2011	$0.130	(4)
March 9, 2011	March 24, 2011	April 15, 2011	$0.130	(4)
March 9, 2011	April 21, 2011	May 16, 2011	$0.130	(4)
March 9, 2011	May 20, 2011	June 15, 2011	$0.130	(4)
December 9, 2010	February 22, 2011	March 15, 2011	$0.125	(4)
December 9, 2010	January 20, 2011	February 15, 2011	$0.125	(4)
December 9, 2010	January 6, 2011	January 14, 2011	$0.125	(4)

Total			$1.560

Date Declared	Record Date	Payment Date	Amount(1)
Fiscal year 2010
September 8, 2010	November 19, 2010	December 15, 2010	$0.125	(5)
September 8, 2010	October 21, 2010	November 15, 2010	$0.125	(5)
September 8, 2010	September 23, 2010	October 15, 2010	$0.125	(5)
June 3, 2010	August 20, 2010	September 15, 2010	$0.125	(5)
June 3, 2010	July 21, 2010	August 16, 2010	$0.125	(5)
June 3, 2010	June 21, 2010	July 15, 2010	$0.125	(5)
March 9, 2010	May 20, 2010	June 15, 2010	$0.125	(5)
March 9, 2010	April 21, 2010	May 14, 2010	$0.125	(5)
March 9, 2010	March 25, 2010	April 15, 2010	$0.125	(5)
December 8, 2009	February 22, 2010	March 15, 2010	$0.125	(5)
December 8, 2009	January 21, 2010	February 16, 2010	$0.125	(5)
December 8, 2009	January 6, 2010	January 15, 2010	$0.125	(5)

Total			$1.500

Fiscal year 2009
Total			$1.500	(6),(7)

Fiscal year 2008
Total			$1.425	(7)

Fiscal year 2007
Total			$0.330	(8)

Cumulative dividends declared or paid			$9.955

(1)
The determination of the tax attributes of Main Street's distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Ordinary dividend distributions from a RIC do not qualify for the 20% maximum tax rate applicable to "qualified dividend income" from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations.

(2)
Supplemental dividends paid out of our undistributed taxable income, or spillover income.

(3)
These dividends attributable to fiscal year 2012 were comprised of ordinary income of $0.923 per share, long term capital gain of $0.748 per share, and qualified dividend income of $0.054 per share, and included dividends with a record date during fiscal year 2012, including the dividend declared and accrued as of December 31, 2012 and paid on January 15, 2013, pursuant to the Code.

(4)
These dividends attributable to fiscal year 2011 were comprised of ordinary income of $1.253 per share, long term capital gain of $0.373 per share, and qualified dividend income of $0.069 per share, and included dividends with a record date during fiscal year 2011, including the dividend declared and accrued as of December 31, 2011 and paid on January 16, 2012, pursuant to the Code.

(5)
These dividends attributable to fiscal year 2010 were comprised of ordinary income of $1.220 per share, long term capital gain of $0.268 per share, and qualified dividend income of $0.012 per share.

(6)
These dividends attributable to fiscal year 2009 were comprised of ordinary income of $1.218 per share and long term capital gain of $0.157 per share.

(7)
These dividends attributable to fiscal year 2008 were comprised of ordinary income of $0.953 per share and long term capital gain of $0.597 per share, and included dividends with a record date during fiscal year 2008, including the $0.125 per share dividend declared and accrued as of December 31, 2008 and paid on January 15, 2009, pursuant to the Code.

(8)
This quarterly dividend attributable to fiscal year 2007 was comprised of ordinary income of $0.105 per share and long term capital gain of $0.225 per share.

        To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will be subject to a 4% nondeductible federal excise tax on certain undistributed taxable income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending December 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). Dividends declared and paid by us in a year will generally differ from taxable income for that year, as such dividends may include the distribution of current year taxable income, less amounts carried over into the following year, and the distribution of prior year taxable income carried over into and distributed in the current year. For amounts we carry over into the following year, we will be required to pay a 4% excise tax for the excess over 98% of our annual taxable income in excess of distributions for the year. We may retain for investment some or all of our net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they had received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. In general, our stockholders also would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable shares of the tax we paid on the capital gains deemed distributed to them. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

        We may distribute taxable dividends that are payable in part in our stock. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable by us in cash or in shares of stock (at the stockholders election) would satisfy the Annual Distribution Requirement. The IRS has issued private letter rulings providing that a dividend payable in stock or in cash at the election of the stockholders will be treated as a taxable dividend eligible for the dividends paid deduction provided that at least 20% of the total dividend is payable in cash and certain other requirements are satisfied. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such dividend is properly reported as a capital gain dividend), to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

 RATIOS OF EARNINGS TO FIXED CHARGES

        The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

	For the Three Months Ended March 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Earnings to Fixed Charges(1)	7.62	8.37	6.21	5.52	3.55	3.05

(1)
Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

        For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

SELECTED FINANCIAL DATA

        The selected financial and other data below reflects the consolidated financial condition and the consolidated statement of operations of Main Street and its subsidiaries as of and for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, as of March 31, 2013 and for the three months ended March 31, 2013 and 2012. The selected financial data at December 31, 2012, 2011, 2010, 2009 and 2008 and for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, have been derived from consolidated financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. The selected financial data at March 31, 2013, and for the three months ended March 31, 2013 and 2012, have been derived from unaudited financial data but, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the financial condition and operating results for such interim periods. Interim results as of and for the three months ended March 31, 2013 are not necessarily indicative of the results that may be expected for the year ending December 31, 2013. You should read this selected financial data in conjunction with our "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Senior Securities" and the financial statements and related notes included in this prospectus.

	Three Months Ended March 31,		Years Ended December 31,
	2013	2012	2012	2011	2010	2009	2008
	(dollars in thousands)
	(Unaudited)
Statement of operations data:
Investment income:
Total interest, fee and dividend income	$25,333	$19,587	$88,858	$65,045	$35,645	$14,514	$16,123
Interest from idle funds and other	311	972	1,662	1,195	863	1,488	1,172

Total investment income	25,644	20,559	90,520	66,240	36,508	16,002	17,295

Expenses:
Interest	(3,882)	(3,864)	(15,631)	(13,518)	(9,058)	(3,791)	(3,778)
General and administrative	(687)	(608)	(2,330)	(2,483)	(1,437)	(1,351)	(1,684)
Expenses reimbursed to Investment Manager	(3,189)	(2,657)	(10,669)	(8,915)	(5,263)	(570)	(1,007)
Share-based compensation	(603)	(581)	(2,565)	(2,047)	(1,489)	(1,068)	(511)

Total expenses	(8,361)	(7,710)	(31,195)	(26,963)	(17,247)	(6,780)	(6,980)

Net investment income	17,283	12,849	59,325	39,277	19,261	9,222	10,315
Total net realized gain (loss) from investments	(402)	8,138	16,479	2,639	(2,880)	(7,798)	1,398

Net realized income	16,881	20,987	75,804	41,916	16,381	1,424	11,713
Total net change in unrealized appreciation (depreciation)	8,799	4,728	39,460	28,478	19,639	8,242	(3,961)
Income tax benefit (provision)	(2,051)	(1,876)	(10,820)	(6,288)	(941)	2,290	3,182
Bargain purchase gain	—	—	—	—	4,891	—	—

Net increase in net assets resulting from operations	23,629	23,839	104,444	64,106	39,970	11,956	10,934
Noncontrolling interest	—	(54)	(54)	(1,139)	(1,226)	—	—

Net increase in net assets resulting from operations attributable to common stock	$23,629	$23,785	$104,390	$62,967	$38,744	$11,956	$10,934

Net investment income per share—basic and diluted	$0.50	$0.48	$2.01	$1.69	$1.16	$0.92	$1.13
Net realized income per share—basic and diluted	$0.49	$0.78	$2.56	$1.80	$0.99	$0.14	$1.29
Net increase in net assets resulting from operations attributable to common stock per share—basic and diluted	$0.68	$0.89	$3.53	$2.76	$2.38	$1.19	$1.20
Weighted average shares outstanding—basic and diluted	34,699,505	26,871,084	29,540,114	22,850,299	16,292,846	10,042,639	9,095,904

			As of December 31,
	As of March 31, 2013
			2012		2011		2010		2009	2008
	(dollars in thousands)
	(Unaudited)
Balance sheet data:
Assets:
Total portfolio investments at fair value	$985,491		$924,431		$658,093		$407,987		$159,154	$127,007
Marketable securities and idle funds investments	—		28,535		26,242		9,577		839	4,390
Cash and cash equivalents	26,221		63,517		42,650		22,334		30,620	35,375
Deferred tax asset, net	—		—		—		1,958		2,716	1,121
Interest receivable and other assets	11,409		14,580		6,539		4,524		1,510	1,101
Deferred financing costs, net of accumulated amortization	5,135		5,162		4,168		2,544		1,611	1,635

Total assets	$1,028,256		$1,036,225		$737,692		$448,924		$196,450	$170,629

Liabilities and net assets:
SBIC debentures at fair value	$212,679		$211,467		$201,887		$155,558		$65,000	$55,000
Credit facility	141,000		132,000		107,000		39,000		—	—
Payable for securities purchased	6,990		20,661		—		—		—	—
Interest payable	1,128		3,562		3,984		3,195		1,069	1,108
Dividend payable	5,390		5,188		2,856		—		—	726
Deferred tax liability, net	13,158		11,778		3,776		—		—	—
Accounts payable and other liabilities	2,701		8,593		7,001		1,188		721	1,439

Total liabilities	383,046		393,249		326,504		198,941		66,790	58,273
Total net asset value	645,210		642,976		405,711		245,535		129,660	112,356
Noncontrolling interest	—		—		5,477		4,448		—	—

Total liabilities and net assets	$1,028,256		$1,036,225		$737,692		$448,924		$196,450	$170,629

Other data:
Weighted average effective yield on LMM debt investments(1)	14.2%		14.3%		14.7%		14.4%		14.3%	14.0%
Number of LMM portfolio companies(2)	57		56		53		43		35	31
Weighted average effective yield on Middle Market debt investments(1)	8.2%		8.0%		9.2%		10.5%		11.8%	N/A
Number of Middle Market portfolio companies	80		79		56		32		6	N/A
Weighted average effective yield on Private Loan debt investments(1)	14.0%		14.8%		15.4%		16.1%		N/A	N/A
Number of Private Loan portfolio companies	10		9		2		1		N/A	N/A
Expense ratios (as percentage of average net assets):
Total expenses, including income tax expense	1.6%	(3)(4)	8.2%	(3)	9.8%	(3)	8.8%	(3)	5.6%	6.1%
Operating expenses	1.3%	(3)(4)	6.1%	(3)	8.0%	(3)	8.3%	(3)	5.6%	6.1%
Operating expenses, excluding interest expense	0.7%	(3)(4)	3.0%	(3)	4.0%	(3)	4.0%	(3)	2.5%	2.8%

(1)
Weighted-average effective yield is calculated based on our debt investments at the end of each period and includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes liquidation fees payable upon repayment and any debt investments on non-accrual status.

(2)
Excludes the investment in affiliated Investment Manager, as discussed elsewhere in this prospectus.

(3)
Ratios are net of amounts attributable to MSC II non-controlling interest.

(4)
Not annualized.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following discussion should be read in conjunction with our financial statements and the notes thereto included elsewhere in this prospectus.

        Statements we make in the following discussion which express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements that are subject to risks, uncertainties and assumptions. Our actual results, performance or achievements, or industry results, could differ materially from those we express in the following discussion as a result of a variety of factors, including the risks and uncertainties we have referred to under the headings "Cautionary Statement Concerning Forward-Looking Statements" and "Risk Factors" in this prospectus.

ORGANIZATION

        Main Street Capital Corporation ("MSCC") was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Investment Manager acts as MSMF's manager and investment adviser. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by us, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        On January 7, 2010, MSCC consummated transactions (the "Exchange Offer") to exchange 1,239,695 shares of its common stock for approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is also managed by the Investment Manager. During the first quarter of 2012, MSCC exchanged 229,634 shares of its common stock to acquire all of the remaining minority ownership in the total dollar value of the MSC II limited partnership interests, including approximately 5% owned by affiliates of MSCC (the "Final MSC II Exchange"). After the completion of the Final MSC II Exchange, MSCC owns 100% of MSC II. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests and the Final MSC II Exchange, are collectively termed the "Exchange Offer Transactions."

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Taxable Subsidiaries are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries.

OVERVIEW

        We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. We seek to partner with entrepreneurs, business owners and management teams and generally provide "one stop" financing alternatives within our LMM portfolio. We invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States. Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $25 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million.

        Our private loan ("Private Loan") investments are made in businesses that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. The structure, terms and conditions for these Private Loan investments are typically consistent with the structure, terms and conditions for the loans made in our LMM portfolio or Middle Market portfolio.

        Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market or Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options, or a "one stop" financing solution. Providing customized, "one stop" financing solutions has become even more relevant to our LMM portfolio companies in the current investing environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Our LMM portfolio debt investments are generally secured by a first lien on the assets of the portfolio company and typically have a term of between five and seven years. We believe that our LMM investment strategy has a lower correlation to the broader debt and equity markets.

        As of March 31, 2013, we had debt and equity investments in 57 LMM portfolio companies with an aggregate fair value of approximately $520.3 million, with a total cost basis of approximately $412.2 million, and a weighted average annual effective yield on our LMM debt investments of approximately

14.2%. As of March 31, 2013 approximately 76% of our total LMM portfolio investments at cost were in the form of debt investments and approximately 93% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies. At March 31, 2013, we had equity ownership in approximately 93% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. As of December 31, 2012, Main Street had debt and equity investments in 56 LMM portfolio companies with an aggregate fair value of approximately $482.9 million, with a total cost basis of approximately $380.5 million, and a weighted average annual effective yield on our LMM debt investments of approximately 14.3%. As of December 31, 2012, approximately 75% of our total LMM portfolio investments at cost were in the form of debt investments and approximately 93.0% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies. At December 31, 2012, we had equity ownership in approximately 93% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. The weighted average annual yields were computed using the effective interest rates for all debt investments at March 31, 2013 and December 31, 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

        We also pursue investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in privately held companies that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and have an expected duration of between three and five years.

        As of March 31, 2013, we had Middle Market portfolio investments in 80 companies, collectively totaling approximately $361.9 million in fair value with a total cost basis of approximately $354.4 million. The weighted average revenue for the 80 Middle Market portfolio company investments was approximately $557.0 million as of March 31, 2013. As of March 31, 2013, substantially all of our Middle Market portfolio investments were in the form of debt investments and approximately 91% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 8.2% as of March 31, 2013. As of December 31, 2012, we had Middle Market portfolio investments in 79 companies, collectively totaling approximately $352.0 million in fair value with a total cost basis of approximately $348.1 million. The weighted average revenue for the 79 Middle Market portfolio company investments was approximately $533.6 million as of December 31, 2012. As of December 31, 2012, substantially all of our Middle Market portfolio investments were in the form of debt investments and approximately 91% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 8.0% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at March 31, 2013 and December 31, 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.

        Our Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of the companies included in our LMM portfolio or our Middle Market portfolio. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years.

        As of March 31, 2013, we had Private Loan portfolio investments in 10 companies, collectively totaling approximately $74.5 million in fair value with a total cost basis of approximately $73.8 million. The weighted average revenue for the 10 Private Loan portfolio company investments was approximately $193.8 million as of March 31, 2013. As of March 31, 2013, 99% of our Private Loan portfolio investments were in the form of debt investments and all such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Private Loan portfolio debt investments was approximately 14.0% as of March 31, 2013. As of December 31, 2012, we had Private Loan portfolio investments in 9 companies, collectively totaling approximately $65.5 million in fair value with a total cost basis of approximately $64.9 million. The weighted average revenue for the 9 Private Loan portfolio company investments was approximately $230.5 million as of March 31, 2013. As of December 31, 2012, 99% of our Private Loan portfolio investments were in the form of debt investments and all such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Private Loan portfolio debt investments was approximately 14.8% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at March 31, 2013 and December 31, 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.

        As of March 31, 2013, we had Other Portfolio investments in 4 companies, collectively totaling approximately $28.7 million in fair value and approximately $27.9 million in cost basis and which comprised 2.9% of our Investment Portfolio at fair value as of March 31, 2013. As of December 31, 2012, we had Other Portfolio investments in 3 companies, collectively totaling approximately $24.1 million in both fair value and approximately $23.6 million in cost basis and which comprised 2.6% of our Investment Portfolio at fair value as of December 31, 2012.

        During the three months ended March 31, 2013, there were nine portfolio company investment transfers from the LMM and Middle Market portfolio investment categories to the Private Loan portfolio investment category totaling $65.5 million at fair value and $64.9 million at cost as of December 31, 2012.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. An investor's return in MSCC will depend, in part, on the Funds' investment returns as MSMF and MSC II are both wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long-term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        MSCC and its consolidated subsidiaries are internally managed by the Investment Manager, a wholly owned subsidiary of MSCC, which employs all of the executive officers and other employees of Main Street. Because the Investment Manager is wholly owned by MSCC, Main Street does not pay any external investment advisory fees, but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly-traded and privately-held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our Investment Portfolio. For the three months ended March 31, 2013 and 2012, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.7% and 2.0%, respectively, on an annualized basis, and 1.8% for the year ended December 31, 2012.

        During May 2012, MSCC and the Investment Manager executed an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"), a non publicly-traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. MSCC is initially providing such investment advisory services to HMS Adviser, but it is ultimately intended that the Investment Manager will provide such services because the fees MSCC receives from such arrangement could otherwise have negative consequences on its ability to meet the source-of-income requirement necessary for it to maintain its RIC tax treatment (MSCC or the Investment Adviser, whichever is providing such investment advisory services, the "Sub-Adviser"). Certain relief must be obtained from the SEC before the Investment Manager is permitted to provide these services to HMS Adviser, which relief is being sought, but there can be no assurance that it will be obtained. Under the investment sub-advisory agreement, the Sub-Adviser is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. However, the Sub-Adviser has agreed to waive all such fees from the effective date of HMS Adviser's registration statement on Form N-2 through September 30, 2013 to the extent that such fees would cause a portion of any distributions declared and payable by HMS Income to represent a return of capital for purposes of U.S. federal income tax. As a result, as of March 31, 2013, the Sub-Adviser has not received any base management fee or incentive fees under the investment sub-advisory agreement and the Sub-Adviser is not due any unpaid compensation for any base management fee or incentive fees under the investment sub-advisory agreement.

CRITICAL ACCOUNTING POLICIES

  Basis of Presentation

        Our financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For the three months ended March 31, 2013 and 2012, our consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries. The Investment Portfolio, as used herein, refers to all of our LMM portfolio investments, Middle Market portfolio investments, Private Loan portfolio investments, Other Portfolio investments and the investment in the "Investment Manager." Marketable securities and idle funds investments are classified as financial instruments and are reported separately on our Consolidated Balance Sheets and Consolidated Schedule of Investments due to the nature of such investments. Our results of operations and cash flows for the three months ended March 31, 2013 and 2012 and financial position as of March 31, 2013 and December 31, 2012, are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform with the current presentation, including certain investments previously included as part of the LMM portfolio or Middle Market portfolio that are now classified as part of the Private Loan portfolio and the reclassification of Investment Portfolio and Marketable securities and idle funds investment related activity from cash flows from investing activities to cash flows from operating activities.

        The accompanying unaudited consolidated financial statements of Main Street are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. The results of operations for the three months ended March 31, 2013 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2012. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the "AICPA Guide"), we are precluded from consolidating portfolio company investments, including those in which we have a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if we own a controlled operating company that provides all or substantially all of its services directly to us, or to an investment company of ours. None of the investments made by us qualify for this exception. Therefore, the Investment Portfolio is carried on the balance sheet at fair value, as discussed further in Note B to our consolidated financial statements, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on our Statement of Operations until the investment is realized, usually upon exit, resulting in any gain or loss being recognized as a "Net Realized Gain (Loss) from Investments."

  Portfolio Investment Valuation

        The most significant determination inherent in the preparation of our consolidated financial statements is the valuation of our Investment Portfolio and the related amounts of unrealized appreciation and depreciation. As of March 31, 2013 and December 31, 2012, approximately 96% and 89%, respectively, of our total assets at each date represented investments in portfolio companies valued at fair value (including our investment in the Investment Manager). We are required to report our investments at fair value. We follow the provisions of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("Codification" or "ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements.

        Our business strategy calls for us to invest primarily in illiquid debt and equity securities issued by private, LMM companies and debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. We also categorize some of our investments in LMM companies and Middle Market companies as Private Loan portfolio investments, which are typically debt securities issued by companies that are consistent in size with either the LMM companies or Middle Market companies, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Our portfolio also includes Other Portfolio investments which primarily consist of investments which are not consistent with the typical profiles for our LMM portfolio investments, Middle Market portfolio investments or Private Loan portfolio investments, including investments which may be managed by third parties. All of these portfolio investments may be subject to restrictions on resale.

        LMM investments and Other Portfolio investments generally have no established trading market while Middle Market securities generally have established markets that are not active. Private Loan investments may include investments which have no established trading market or have established markets that are not active. We determine in good faith the fair value of our Investment Portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. Our valuation policy and process is intended to provide a consistent basis for determining the fair value of our portfolio.

        For LMM investments, we review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process. For Middle Market portfolio investments, we primarily use observable inputs such as quoted prices in the valuation process. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, we generally use a combination of observable inputs through obtaining third party quotes or other independent pricing and an approach similar to the income approach using a yield-to-maturity model used to value our LMM portfolio debt investments.

        For valuation purposes, "control" LMM portfolio investments are composed of debt and equity securities in companies for which we have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for our control LMM portfolio investments. As a result, for control LMM portfolio investments, we determine the fair value using a combination of market and income approaches. Under the market approach, we will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, we analyze various factors, including the portfolio company's historical and projected financial results. We allocate the enterprise value to investments in order of the legal priority of the various components of the portfolio company's capital structure. We will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate, and which includes using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments.. The valuation approaches for our control LMM portfolio investments estimate the value of the investment if we were to sell, or exit, the investment. In addition, these valuation approaches consider the value associated with our ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

        For valuation purposes, "non-control" LMM portfolio investments are composed of debt and equity securities in companies for which we do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for non-control LMM portfolio investments. For our non-control LMM investments, we use a combination of the market and income approaches to value our equity investments and the income approach to value our debt investments similar to the approaches used for our control LMM portfolio investments, and which includes using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Our estimate of the expected repayment date of a LMM debt security is generally the legal maturity date of the instrument, as we generally intend to hold our LMM loans and debt securities to maturity. The yield-to-maturity analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. We will use the value determined by the yield-to-maturity analysis as the fair value for that security; however, because of our general intent to hold our loans to maturity, the fair value will not exceed the face amount of the LMM debt security. A change in the assumptions that we use to estimate the fair value of our LMM debt securities using the yield-to-maturity analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a LMM debt security is in workout status, we may consider other factors in determining the fair value of the LMM debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Our Middle Market portfolio investments primarily consist of direct or secondary investments in interest-bearing debt securities in companies that are generally larger in size than the LMM companies included in our Investment Portfolio. For valuation purposes, all of our Middle Market portfolio investments are non-control investments for which we do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. We primarily use observable inputs to determine the fair value of these investments through obtaining third party quotes or independent pricing, to the extent such sufficient observable inputs are available to determine fair value. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, we use a combination of observable inputs through obtaining third party quotes or other independent pricing and an approach similar to the income approach using a yield-to-maturity model used to value our LMM portfolio debt investments.

        Our Private Loan portfolio investments primarily consist of direct or secondary investments in interest-bearing debt securities in companies that are consistent with the size of companies included in our LMM portfolio or our Middle Market portfolio. For valuation purposes, all of Main Street's Private Loan portfolio investments are non-control investments for which Main Street does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. As sufficient observable inputs to determine the fair value of these Private Loan portfolio investments through obtaining third party pricing or other independent pricing are not generally available, Main Street generally uses a combination of observable inputs through obtaining third party quotes or other independent pricing and an approach similar to the income approach using a yield-to-maturity model used to value its LMM portfolio debt investments.

        For valuation purposes, all of our Other Portfolio investments are non-control investments for which we generally do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Main Street's Other Portfolio investments comprised 2.9% and 2.6%, respectively, of Main Street's Investment Portfolio at fair value as of March 31, 2013 and December 31, 2012. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. For our Other Portfolio equity investments, we determine the fair value based on the fair value of the portfolio company as determined by independent third parties and based on our proportional ownership in the portfolio company, as well as the financial position and assessed risk of each of these portfolio investments. For Other Portfolio debt investments with observable inputs, we determine the fair value of these investments through obtaining third party quotes or other independent pricing, to the extent such sufficient observable inputs are available to determine fair value. To the extent observable inputs are not available, we value these Other Portfolio debt investments through an approach similar to the income approach using a yield-to-maturity model used to value our LMM portfolio debt investments.

        Due to the inherent uncertainty in the valuation process, our determination of fair value for our Investment Portfolio may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

  Revenue Recognition

  Interest and Dividend Income

        We record interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with our valuation policy, we evaluate accrued interest and dividend income periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if we otherwise do not expect the debtor to be able to service all of its debt or other obligations, we will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, we will remove it from non-accrual status.

  Fee Income

        We may periodically provide services, including structuring and advisory services, to our portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are deferred and accreted into interest income over the life of the financing.

  Payment-in-Kind ("PIK") Interest and Cumulative Dividends

        We hold debt and preferred equity instruments in our Investment Portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any unpaid dividends are added to the balance of the preferred equity investment. The actual collection of these dividends in arrears may be deferred until such time as the preferred equity is redeemed. To maintain RIC tax treatment (as discussed below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though we may not have collected the PIK interest and cumulative dividends in cash. We will stop accruing PIK interest and cumulative dividends and will write off any accrued and uncollected interest and dividends in arrears when it is determined that such PIK interest and dividends in arrears are no longer collectible.

  Share-Based Compensation

        We account for our share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, we measured the grant date fair value based upon the market price of our common stock on the date of the grant and will amortize this fair value to share-based compensation expense over the requisite service period or vesting term.

  Income Taxes

        MSCC has elected to be treated for federal income tax purposes as a RIC. As a RIC, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders as dividends. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax)

pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the prior year.

        The Taxable Subsidiaries hold certain portfolio investments for us. The Taxable Subsidiaries are consolidated with us for financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in Main Street's consolidated financial statements. The principal purpose of the Taxable Subsidiaries is to permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense or income tax benefit as a result of their ownership of various portfolio investments. This income tax expense or benefit, if any, is reflected in our Consolidated Statement of Operations.

        The Taxable Subsidiaries use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

INVESTMENT PORTFOLIO COMPOSITION

        LMM portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies. The LMM debt investments are primarily secured by either a first or second lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally mature between five and seven years from the original investment date. In most LMM portfolio companies, we also receive nominally priced equity warrants and/or make direct equity investments, usually in connection with a debt investment.

        Middle Market portfolio investments primarily consist of direct or secondary investments in interest-bearing debt securities in companies that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien and typically have a term of between three and five years.

        Our Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of companies included in our LMM portfolio or our Middle Market portfolio. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years.

        Our Other Portfolio investments primarily consist of investments which are not consistent with the typical profiles for LMM, Middle Market and Private Loan portfolio investments, including investments which may be managed by third parties. In the Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds. As of March 31, 2013, we had Other Portfolio investments in 4 companies, collectively totaling approximately $28.7 million in fair value and approximately $27.9 million in cost basis and which comprised 2.9% of our Investment Portfolio at fair value as of March 31, 2013.

        The following tables summarize the composition of our total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at cost and fair value by type of investment as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments as of March 31, 2013 and December 31, 2012 (this information excludes the Other Portfolio investments and the Investment Manager).

Cost:	March 31, 2013	December 31, 2012
First lien debt	81.6%	81.1%
Equity	10.1%	10.4%
Second lien debt	6.1%	6.0%
Equity warrants	1.8%	1.9%
Other	0.4%	0.6%

	100.0%	100.0%

Fair Value:	March 31, 2013	December 31, 2012
First lien debt	72.5%	72.1%
Equity	18.5%	18.7%
Second lien debt	5.4%	5.4%
Equity warrants	3.2%	3.3%
Other	0.4%	0.5%

	100.0%	100.0%

        The following tables summarize the composition of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by geographic region of the United States or other countries at cost and fair value as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, as of March 31, 2013 and December 31, 2012 (this information excludes the Other Portfolio investments and the Investment Manager). The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

Cost:	March 31, 2013	December 31, 2012
Southwest	25.5%	27.7%
West	23.7%	25.7%
Northeast	17.0%	17.2%
Southeast	15.0%	10.1%
Midwest	14.9%	17.6%
Non-United States	3.9%	1.7%

	100.0%	100.0%

Fair Value:	March 31, 2013	December 31, 2012
Southwest	29.0%	31.3%
West	23.4%	25.3%
Northeast	15.8%	15.8%
Midwest	14.8%	17.0%
Southeast	13.5%	9.1%
Non-United States	3.5%	1.5%

	100.0%	100.0%

        Our LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments are in companies conducting business in a variety of industries. The following tables summarize the composition of our total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, by industry at cost and fair value as of March 31, 2013 and December 31, 2012 (this information excludes the Other Portfolio investments and the Investment Manager).

Cost:	March 31, 2013	December 31, 2012
Energy Equipment & Services	13.5%	8.4%
Media	8.2%	7.2%
Software	6.1%	8.3%
Commercial Services & Supplies	6.1%	6.4%
Specialty Retail	6.1%	6.1%
Health Care Providers & Services	5.8%	5.3%
Machinery	5.3%	6.7%
Construction & Engineering	4.3%	4.7%
Hotels, Restaurants & Leisure	3.6%	3.5%
IT Services	3.2%	2.8%
Professional Services	3.1%	2.2%
Diversified Consumer Services	2.7%	3.2%
Electronic Equipment, Instruments & Components	2.5%	2.6%
Metals & Mining	2.2%	2.2%
Building Products	1.9%	2.0%
Insurance	1.9%	2.0%
Food Products	1.9%	2.0%
Communications Equipment	1.6%	1.2%
Aerospace & Defense	1.6%	1.9%
Containers & Packaging	1.4%	1.5%
Consumer Finance	1.4%	1.2%
Health Care Equipment & Supplies	1.4%	1.5%
Oil, Gas & Consumable Fuels	1.0%	1.6%
Trading Companies & Distributors	1.0%	1.0%
Paper & Forest Products	1.0%	1.0%
Chemicals	0.9%	2.0%
Road & Rail	0.9%	1.0%
Construction Materials	0.5%	1.7%
Other(1)	8.9%	8.8%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

Fair Value:	March 31, 2013	December 31, 2012
Energy Equipment & Services	14.8%	10.2%
Media	7.7%	6.7%
Machinery	6.9%	8.3%
Software	5.9%	7.9%
Commercial Services & Supplies	5.8%	6.1%
Health Care Providers & Services	5.7%	5.3%
Specialty Retail	5.0%	4.9%
Construction & Engineering	4.6%	5.1%
Diversified Consumer Services	3.5%	4.0%
Hotels, Restaurants & Leisure	3.5%	3.5%
IT Services	2.9%	2.5%
Professional Services	2.8%	2.0%
Electronic Equipment, Instruments & Components	2.3%	2.4%
Metals & Mining	2.0%	1.9%
Trading Companies & Distributors	1.8%	1.7%
Food Products	1.7%	1.8%
Insurance	1.7%	1.8%
Communications Equipment	1.5%	1.1%
Aerospace & Defense	1.5%	1.7%
Building Products	1.4%	1.5%
Road & Rail	1.4%	1.5%
Containers & Packaging	1.3%	1.3%
Consumer Finance	1.3%	1.1%
Paper & Forest Products	1.2%	1.2%
Health Care Equipment & Supplies	1.2%	1.3%
Oil, Gas & Consumable Fuels	0.9%	1.4%
Chemicals	0.8%	1.8%
Transportation Infrastructure	0.8%	1.0%
Construction Materials	0.2%	1.4%
Other(1)	7.9%	7.6%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

        Our LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments carry a number of risks including, but not limited to: (1) investing in LMM, Middle Market, Private Loan and Other Portfolio companies which may have limited operating histories and financial resources; (2) holding investments that generally are not publicly traded and which may be subject to legal and other restrictions on resale; and (3) other risks common to investing in below investment grade debt and equity investments in our Investment Portfolio.

PORTFOLIO ASSET QUALITY

        We utilize an internally developed investment rating system to rate the performance of each LMM portfolio company and to monitor our expected level of returns on each of our LMM investments in relation to our expectations for the portfolio company. The investment rating system takes into consideration various factors, including but not limited to each investment's expected level of returns and the collectability of our debt investments, comparisons to competitors and other industry participants and the portfolio company's future outlook. Investment Rating 1 represents a LMM portfolio company that is performing in a manner which significantly exceeds expectations. Investment Rating 2 represents a LMM portfolio company that, in general, is performing above expectations. Investment Rating 3 represents a LMM portfolio company that is generally performing in accordance with expectations. Investment Rating 4 represents a LMM portfolio company that is underperforming expectations. Investments with such a rating require increased monitoring and scrutiny by us. Investment Rating 5 represents a LMM portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of monitoring and scrutiny by us and involve the recognition of significant unrealized depreciation on such investment. All new LMM portfolio investments receive an initial Investment Rating of 3.

        The following table shows the distribution of our LMM portfolio investments on the 1 to 5 investment rating scale at fair value as of March 31, 2013 and December 31, 2012:

	March 31, 2013		December 31, 2012
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(dollars in thousands)
1	$176,924	34.0%	$167,154	34.6%
2	117,442	22.6%	117,157	24.3%
3	196,635	37.8%	174,754	36.2%
4	29,312	5.6%	23,799	4.9%
5	—	0.0%	—	0.0%

Totals	$520,313	100.0%	$482,864	100.0%

        Based upon our investment rating system, the weighted average rating of our LMM portfolio was approximately 2.2 as of March 31, 2013 and 2.1 as of December 31, 2012.

        For the total Investment Portfolio, as of March 31, 2013, we had one investment with positive fair value on non-accrual status which comprised 0.2% of the total Investment Portfolio at fair value and, together with another fully impaired investment, comprised approximately 0.7% of the total Investment Portfolio at cost, excluding the investment in the affiliated Investment Manager. As of December 31, 2012, we had no investments with positive fair value on non-accrual status and one fully impaired investment which comprised approximately 0.2% of the total Investment Portfolio at cost, excluding the investment in the affiliated Investment Manager.

        The broader fundamentals of the United States economy remain mixed, and unemployment remains elevated. In the event that the United States economy contracts, it is likely that the financial results of small- to mid-sized companies, like those in which we invest, could experience deterioration or limited growth from current levels, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, we can provide no assurance that the performance of certain portfolio companies will not be negatively impacted by economic cycles or other conditions, which could also have a negative impact on our future results.

DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS

  Comparison of the three months ended March 31, 2013 and March 31, 2012

	For Three Months Ended March 31,		Net Change
	2013	2012	Amount	%
	(dollars in millions)
Total investment income	$25.6	$20.6	$5.0	25%
Total expenses	(8.3)	(7.7)	(0.6)	8%

Net investment income	17.3	12.9	4.4	35%
Net realized gain (loss) from investments	(0.4)	8.2	(8.6)

Net realized income	16.9	21.1	(4.2)
Net change in unrealized appreciation from investments	10.0	4.4	5.6
Net change in unrealized appreciation (depreciation) from SBIC debentures and investment in the Investment Manager	(1.2)	0.3	(1.5)
Income tax provision	(2.1)	(1.9)	(0.2)
Noncontrolling interest	—	(0.1)	0.1

Net increase in net assets resulting from operations attributable to common stock	$23.6	$23.8	$(0.2)	-1%

	For Three Months Ended March 31,		Net Change
	2013	2012	Amount	%
	(dollars in millions)
Net investment income	$17.3	$12.9	$4.4	35%
Share-based compensation expense	0.6	0.5	0.1	4%

Distributable net investment income(a)	17.9	13.4	4.5	33%
Net realized gain from investments	(0.4)	8.2	(8.6)

Distributable net realized income(a)	$17.5	$21.6	$(4.1)

Distributable net investment income per share—
Basic and diluted(a)(b)	$0.52	$0.50	$0.02	4%

Distributable net realized income per share—
Basic and diluted(a)(b)	$0.50	$0.80	$(0.30)

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. We believe presenting distributable net investment income and distributable net realized income, and related per share amounts, is useful and appropriate supplemental disclosure of information for analyzing our financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-U.S. GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such U.S. GAAP measures in analyzing Main Street's financial performance. A reconciliation of net investment income and net realized income in accordance with U.S. GAAP to distributable net investment income and distributable net realized income is presented in the table above.

(b)
Per share amounts exclude the earnings attributable to the noncontrolling equity interests in MSC II not owned by Main Street for the periods prior to the completion of the Final MSC II Exchange during the first quarter of 2012.

  Investment Income

        For the three months ended March 31, 2013, total investment income was $25.6 million, a 25% increase over the $20.6 million of total investment income for the corresponding period of 2012. This comparable period increase was principally attributable to (i) a $3.6 million increase in interest income from higher average levels of portfolio debt investments and increased activity in the Investment Portfolio, (ii) a $1.0 million increase in dividend income from portfolio equity investments and (iii) a $0.4 million increase in fee income due to the increased activity in and size of the Investment Portfolio. The $5.0 million increase in investment income in the first quarter of 2013 includes a $1.2 million net decrease in investment income related to accelerated prepayment and repricing activity for certain portfolio debt investments and marketable securities investments when compared to the same period in 2012. This $1.2 million net decrease is due to the inclusion of $1.8 million of non-recurring investment income associated with debt repayment and financing activities in two LMM portfolio investments in investment income in the first three months of 2012 partially offset by an increase in investment income related to higher accelerated prepayment and repricing activity of certain Middle Market portfolio debt investments of $0.6 million in the first quarter of 2013.

  Expenses

        For the three months ended March 31, 2013, total expenses increased to $8.3 million from $7.7 million for the corresponding period of 2012. This comparable period increase in operating expenses was principally attributable to higher compensation and related expenses of $0.4 million primarily as a result of additional personnel and a $0.2 million increase in other general and administrative expenses compared to the corresponding period of 2012. The ratio of our total operating expenses, excluding interest expense, as a percentage of our average total assets was 1.7% on an annualized basis for the three months ended March 31, 2013, compared to 2.0% for the comparable period in the prior year.

  Distributable Net Investment Income

        Distributable net investment income increased 33% to $17.9 million, or $0.52 per share, compared with $13.4 million, or $0.50 per share, in the corresponding period of 2012. The increase in distributable net investment income was primarily due to the higher level of total investment income partially offset by higher operating expenses, due to the changes discussed above. Distributable net investment income on a per share basis for the three months ended March 2013 reflects (i) a decrease of approximately $0.06 per share from the comparable period in 2012 attributable to certain non-recurring items in such prior period and the comparable levels of accelerated prepayment and repricing activity for certain debt investments and marketable securities investments as discussed above and (ii) a greater number of average shares outstanding compared to the corresponding period in 2012 primarily due to the June 2012 and December 2012 follow-on stock offerings.

  Net Investment Income

        Net investment income for the three months ended March 31, 2013 was $17.3 million, or a 35% increase, compared to net investment income of $12.9 million for the corresponding period of 2012. The increase in net investment income was principally attributable to the increase in total investment income partially offset by higher operating expenses as discussed above.

  Distributable Net Realized Income

        Distributable net realized income was $17.5 million, or $0.50 per share, for the three months ended 2013 compared with distributable net realized income of $21.6 million, or $0.80 per share, in the corresponding period of 2012. The $4.1 million decrease was primarily attributable to the decrease in net realized gain from investments of $8.6 million, partially offset by higher distributable net investment income in the three months ended March 31, 2013 compared to the corresponding period of 2012 as discussed above. The $8.2 million net realized gain from investments during the first quarter of 2012 was primarily attributable to (i) realized gains totaling $11.9 million recognized on the full or partial exits of equity investments in two LMM portfolio companies and net realized gains related to Middle Market debt and marketable securities investments, partially offset by (ii) realized losses totaling $3.8 million on the full exits of investments in two LMM portfolio companies.

  Net Realized Income

        The lower level of net realized gain from investments, partially offset by higher net investment income in the three months ended March 31, 2013 compared to the corresponding period of 2012, both as discussed above, resulted in a $4.2 million decrease in net realized income compared with the corresponding period of 2012.

  Net Increase in Net Assets Resulting from Operations Attributable to Common Stock

        The net increase in net assets resulting from operations attributable to common stock during the three months ended March 31, 2013 was $23.6 million, or $0.68 per share, compared with a net increase of $23.8 million, or $0.89 per share, in the first quarter of 2012. This $0.2 million decrease from the comparable period in the prior year was primarily the result of the decrease in net realized income as discussed above, partially offset by $4.1 million increase in the net change in unrealized appreciation to $8.8 million in the first quarter of 2013, compared to $4.7 million for the comparable period in the prior year. The total net change in unrealized appreciation for the first quarter of 2013 of $8.8 million included a $10.0 million net change in unrealized appreciation from portfolio investments, partially offset by the net change in unrealized depreciation of $1.2 million on the SBIC debentures held by MSC II. The $10.0 million net change in unrealized appreciation from portfolio investments for the three months ended March 31, 2013 was principally attributable to (i) unrealized appreciation on 17 LMM portfolio investments totaling $10.3 million, partially offset by unrealized depreciation on 10 LMM portfolio investments totaling $4.3 million and (ii) $4.7 million of net unrealized appreciation on the Middle Market investment portfolio, partially offset by (iii) accounting reversals of net unrealized appreciation from prior periods of $1.4 million related to portfolio investment exits and repayments. For the three months ended March 31, 2013, we also recognized a net income tax provision of $2.1 million related to deferred taxes of $1.4 million and other taxes of $0.7 million. The deferred taxes related primarily to net unrealized appreciation on equity investments held in our taxable subsidiaries. The other taxes include $0.4 million related to an accrual for excise tax on our estimated spillover taxable income and $0.3 million related to accruals for state and other taxes.

  Comparison of years ended December 31, 2012 and December 31, 2011

	2012	2011	Amount	%
	(dollars in millions)
Total investment income	$90.5	$66.2	$24.3	37%
Total expenses	(31.2)	(26.9)	(4.3)	16%

Net investment income	59.3	39.3	20.0	51%
Net realized gain from investments	16.5	2.7	13.8	NM

Net realized income	75.8	42.0	33.8	81%
Net change in unrealized appreciation from investments	44.5	34.9	9.6	27%
Net change in unrealized appreciation from SBIC debentures and investment in the Investment Manager	(5.0)	(6.5)	1.5	(23)%
Income tax provision	(10.8)	(6.3)	(4.5)	72%
Noncontrolling interest	(0.1)	(1.1)	1.0	(95)%

Net increase in net assets resulting from operations attributable to common stock	$104.4	$63.0	$41.4	66%

	Years Ended December 31,		Net Change
	2012	2011	Amount	%
	(dollars in millions)
Net investment income	$59.3	$39.3	$20.0	51%
Share-based compensation expense	2.6	2.0	0.6	25%

Distributable net investment income(a)	61.9	41.3	20.6	50%
Net realized gain from investments	16.5	2.7	13.8	NM

Distributable net realized income(a)	$78.4	$44.0	$34.4	78%

Distributable net investment income per share—
Basic and diluted(a)(b)	$2.09	$1.77	$0.32	18%

Distributable net realized income per share—
Basic and diluted(a)(b)	$2.65	$1.89	$0.76	40%

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. We believe presenting distributable net investment income and distributable net realized income, and related per share amounts, is useful and appropriate supplemental disclosure of information for analyzing our financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-U.S. GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such U.S. GAAP measures in analyzing our financial performance. A reconciliation of net investment income and net realized income in accordance with U.S. GAAP to distributable net investment income and distributable net realized income is presented in the table above.

(b)
Per share amounts exclude the earnings attributable to the noncontrolling equity interests in MSC II not owned by Main Street for the periods prior to the completion of the Final MSC II Exchange during the first quarter of 2012.

  Investment Income

        For the year ended December 31, 2012, total investment income was $90.5 million, a $24.3 million, or 37%, increase over the $66.2 million for the corresponding period of 2011. This comparable period increase was principally attributable to (i) a $19.1 million increase in interest income from increased activity in the investment portfolio and higher average levels of portfolio debt investments and interest-bearing marketable securities investments, (ii) a $3.2 million increase in dividend income from portfolio equity investments and (iii) a $2.0 million increase in fee income due to the increased activity in and size of the investment portfolio. The increase in investment income included (i) $1.8 million of non-recurring investment income during the first quarter of 2012 associated with repayment and financing activities for two LMM portfolio investments, (ii) a $3.2 million increase in investment income associated with higher levels of accelerated prepayment activity for certain Middle Market portfolio debt investments and marketable securities investments in comparison to 2011 and (iii) special dividend activity of $1.4 million in the fourth quarter of 2012.

  Expenses

        For the year ended December 31, 2012, total expenses increased by approximately $4.3 million, or 16%, to $31.2 million from $26.9 million for the corresponding period of 2011. This comparable period increase in expenses was principally attributable to (i) higher interest expense of $2.1 million as a result of the net issuance of an additional $5 million in SBIC debentures subsequent to December 31, 2011, increased borrowing activity under the Credit Facility and higher unused fees associated with the increased commitments under the Credit Facility, (ii) higher share-based compensation expense of $0.5 million related to non-cash amortization for restricted share grants, and (iii) higher compensation and expenses of $1.7 million related to increases in personnel and incentive compensation compared to the corresponding period of 2011. For the years ended December 31, 2012 and 2011, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.8% and 2.2%, respectively.

  Distributable Net Investment Income

        Distributable net investment income for the year ended December 31, 2012 increased to $61.9 million, or $2.09 per share, compared with distributable net investment income of $41.3 million, or $1.77 per share, for the corresponding period of 2011. The increase in distributable net investment income was primarily due to the higher level of total investment income partially offset by higher interest and other operating expenses, due to the changes discussed above. Distributable net investment income on a per share basis for the year ended 2012 reflects (i) an increase of approximately $0.13 per share from 2011 in investment income attributable to higher levels of accelerated prepayment and repricing activity for certain debt investments and marketable securities investments, (ii) approximately $0.05 per share from the special dividend activity in the fourth quarter of 2012 and (iii) a greater number of average shares outstanding compared to the corresponding period in 2011 primarily due to the net effect of December 2012, June 2012, October 2011 and March 2011 follow-on stock offerings.

  Net Investment Income

        Net investment income for the year ended December 31, 2012 was $59.3 million, or a 51% increase, compared to net investment income of $39.3 million for the corresponding period of 2011. The increase in net investment income was principally attributable to the increase in total investment income partially offset by higher interest and other operating expenses as discussed above.

  Distributable Net Realized Income

        Distributable net realized income increased to $78.4 million, or $2.65 per share, for the year ended 2012 compared with distributable net realized income of $44.0 million, or $1.89 per share, for the corresponding period of 2011. The increase was primarily attributable to the higher level of distributable net investment income and the higher level of total net realized gain from investments in 2012 compared to the corresponding period of 2011. The $16.5 million net realized gain during 2012 was primarily attributable to (i) realized gains recognized on two partial exits of LMM portfolio company equity investments, (ii) a realized gain recognized on the full exit of a LMM portfolio company equity investment and (iii) realized gains related to Middle Market and marketable securities investments, partially offset by (iv) realized losses on the full exits of three LMM portfolio company investments.

  Net Realized Income

        The higher level of net investment income and the higher level of total net realized gain from investments in 2012 compared to the corresponding period of 2011, both as discussed above, resulted in a $33.8 million increase in net realized income compared with the corresponding period of 2011.

  Net Increase in Net Assets Resulting from Operations

        The net increase in net assets resulting from operations attributable to common stock during the year ended December 31, 2012 was $104.4 million, or $3.53 per share, compared with a net increase of $63.0 million, or $2.76 per share, in 2011. This $41.4 million increase was a result of the increase in net realized income discussed above, plus differences in the net change in unrealized appreciation from portfolio investments, marketable securities, SBIC debentures and investment in the Investment Manager and the difference in the income tax provision. For the year ended December 31, 2012, the $44.5 million net change in unrealized appreciation from portfolio investments was principally attributable to (i) unrealized appreciation on 37 LMM portfolio investments totaling $57.8 million, partially offset by unrealized depreciation on 10 LMM portfolio investments totaling $4.6 million, (ii) $9.7 million of net unrealized appreciation on the Middle Market investment portfolio and (iii) $0.8 million of net unrealized appreciation on the Other Portfolio investments and Marketable securities and idle funds investments, partially offset by (iv) accounting reversals of net unrealized appreciation from prior periods of $18.3 million related to portfolio investment exits and repayments, and (v) accounting reversals of net unrealized appreciation from prior periods of $0.5 million related to Marketable securities and idle funds investments exits and repayments. For the year ended December 31, 2012, the $5.0 million net change in unrealized appreciation attributable to SBIC debentures and investment in the Investment Manager was primarily attributable to unrealized depreciation on the SBIC debentures held by MSC II. The noncontrolling interest of $0.1 million recognized during the first quarter of 2012 reflects the pro rata portion of the net increase in net assets resulting from operations for MSC II attributable to the equity interests in MSC II that were not owned by MSCC prior to MSCC's completion of the Final MSC II Exchange. For the year ended December 31, 2012, we also recognized a net income tax provision of $10.8 million related to deferred taxes of $8.0 million and other taxes of $2.8 million. The deferred taxes related primarily to net unrealized appreciation on equity investments held in our taxable subsidiaries. The other taxes include $1.6 million related to an accrual for excise tax on our estimated spillover taxable income as of December 31, 2012 and $1.2 million related to accruals for state and other taxes.

  Comparison of years ended December 31, 2011 and December 31, 2010

	Years Ended December 31,		Net Change
	2011	2010	Amount	%
	(dollars in millions)
Total investment income	$66.2	$36.5	$29.7	81%
Total expenses	(26.9)	(17.2)	(9.7)	56%

Net investment income	39.3	19.3	20.0	104%
Net realized gain (loss) from investments	2.7	(2.9)	5.6	192%

Net realized income	42.0	16.4	25.6	156%
Net change in unrealized appreciation from investments	28.4	19.6	8.8	45%
Income tax provision	(6.3)	(1.0)	(5.3)	568%
Bargain purchase gain	—	4.9	(4.9)	NM
Noncontrolling interest	(1.1)	(1.2)	0.1	(7)%

Net increase in net assets resulting from operations attributable to common stock	$63.0	$38.7	$24.3	63%

	Years Ended December 31,		Net Change
	2011	2010	Amount	%
	(dollars in millions)
Net investment income	$39.3	$19.3	$20.0	104%
Share-based compensation expense	2.0	1.4	0.6	38%

Distributable net investment income(a)	41.3	20.7	20.6	99%
Net realized gain (loss) from investments	2.7	(2.9)	5.6	192%

Distributable net realized income(a)	$44.0	$17.8	$26.2	146%

Distributable net investment income per share—Basic and diluted(a)(b)	$1.77	$1.25	$0.52	42%

Distributable net realized income per share—Basic and diluted(a)(b)	$1.89	$1.08	$0.81	74%

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. generally accepted accounting principles, or GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. Main Street believes presenting distributable net investment income and distributable net realized income, and related per share amounts, is useful and appropriate supplemental disclosure of information for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such GAAP measures in analyzing Main Street's financial performance. A reconciliation of net investment income and net realized income in accordance with GAAP to distributable net investment income and distributable net realized income is presented in the table above.

  Investment Income

        For the year ended December 31, 2011, total investment income was $66.2 million, a $29.7 million, or 81%, increase over the $36.5 million of total investment income for the corresponding period of 2010. This comparable period increase was principally attributable to (i) a $23.8 million increase in interest income from higher average levels of both portfolio debt investments and interest-bearing marketable securities investments, (ii) a $4.3 million increase in dividend income from portfolio equity investments, and (iii) a $1.6 million increase in fee income due to higher levels of transaction activity. The increase in investment income included a $2.7 million increase in investment income associated with higher levels of accelerated prepayment and repricing activity for certain debt investments.

  Expenses

        For the year ended December 31, 2011, total expenses increased by approximately $9.7 million, or 56%, to $26.9 million from $17.2 million for the corresponding period of 2010. This comparable period increase in expenses was principally attributable to (i) higher interest expense of $4.5 million as a result of the issuance of an additional $40 million in SBIC debentures subsequent to December 31, 2010, and increased borrowing activity under the Credit Facility, (ii) higher share-based compensation expense of $0.6 million related to non-cash amortization for restricted share grants, and (iii) higher compensation and other operating expenses of $4.7 million related to the significant increase in investment income and portfolio investments compared to the corresponding period of 2010. The ratio of total operating expenses, excluding interest expense, as a percentage of average total assets for the year ended December 31, 2011 was 2.2%, representing an approximate 7% decrease from the same ratio of 2.4% for the year ended December 31, 2010.

  Distributable Net Investment Income

        Distributable net investment income for the year ended December 31, 2011 increased to $41.3 million, or $1.77 per share, compared with distributable net investment income of $20.7 million, or $1.25 per share, for the corresponding period of 2010. The increase in distributable net investment income was primarily due to the higher level of total investment income partially offset by higher interest and other operating expenses, due to the changes discussed above. Distributable net investment income on a per share basis for the year ended 2011 reflects approximately $0.12 per share of investment income associated with higher levels of accelerated prepayment and repricing activity for certain debt investments and (ii) a greater number of average shares outstanding compared to the corresponding period in 2010 primarily due to the October 2011, March 2011, and August 2010 follow-on stock offerings.

  Net Investment Income

        Net investment income for the year ended December 31, 2011 was $39.3 million, or a 104% increase, compared to net investment income of $19.3 million for the corresponding period of 2010. The increase in net investment income was principally attributable to the increase in total investment income partially offset by higher interest and other operating expenses as discussed above.

  Distributable Net Realized Income

        Distributable net realized income increased to $44.0 million, or $1.89 per share, for the year ended 2011 compared with distributable net realized income of $17.8 million, or $1.08 per share, for the corresponding period of 2010. The increase was primarily attributable to the higher level of distributable net investment income as well as the higher level of total net realized gain from investments in 2011 compared to the net realized loss from investments in the corresponding period of 2010. The $2.6 million net realized gain during 2011 was primarily attributable to (i) realized gain recognized on one partial exit of an LMM portfolio company equity investment, (ii) realized gain recognized on one full exit of an LMM portfolio company equity investment, and (iii) realized gains related to Middle Market and marketable securities investments. The $2.9 million net realized loss during the 2010 year was primarily attributable to $5.9 million of realized loss from our debt and equity investments in two portfolio companies, partially offset by (i) $2.3 million of realized gain on two partial exits and one full exit of portfolio company equity investments and (ii) $0.7 million of realized gain related to Middle Market and marketable securities and idle funds investments.

  Net Realized Income

        The higher level of net investment income and the change from net realized loss to net realized gain from investments during 2011 resulted in a $25.6 million increase in net realized income compared with the corresponding period of 2010.

  Net Increase in Net Assets Resulting from Operations

        For the year ended December 31, 2011, the $28.4 million net change in unrealized appreciation was principally attributable to (i) unrealized appreciation on 30 LMM portfolio investments totaling $53.6 million, partially offset by unrealized depreciation on 11 LMM portfolio investments totaling $11.8 million, (ii) $3.7 million of net unrealized depreciation on Middle Market portfolio investments and marketable securities and idle funds investments, (iii) accounting reversals of net unrealized appreciation related to the net realized gains recognized during 2011 in the amounts of $2.8 million for portfolio investments and $0.4 million for marketable securities and idle funds investments, (iv) $6.3 million of net unrealized depreciation attributable to our SBIC debentures, and (v) $0.2 million in unrealized depreciation attributable to our investment in the affiliated Investment Manager. The noncontrolling interest of $1.1 million recognized during 2011 reflects the pro rata portion of MSC II net earnings attributable to the equity interests in MSC II not owned by Main Street. For the year ended December 31, 2011, we also recognized a net income tax provision of $6.3 million principally related to deferred taxes on net unrealized appreciation of certain portfolio investments held in our Taxable Subsidiaries.

        As a result of these events, our net increase in net assets resulting from operations attributable to common stock during 2011 was $63.0 million, or $2.76 per share, compared with a net increase in net assets resulting from operations attributable to common stock of $38.7 million, or $2.38 per share, in 2010.

  Liquidity and Capital Resources

  Cash Flows

        For the three months ended March 31, 2013, we experienced a net decrease in cash and cash equivalents in the amount of $37.3 million. During the period, we used $24.3 million of cash for our operating activities, primarily from (i) the funding of new portfolio company investments and settlement of accruals for portfolio investments at December 31, 2012, which together total $126.0 million, (ii) the settlement of $16.7 million of accruals for Marketable securities and idle funds investments at December 31, 2012, and (iii) $8.5 million related to decreases in payables and accruals, which such cash uses offset by (i) $81.4 million in cash proceeds from the sales and repayments of debt investments, (ii) $28.8 million of cash proceeds from the sale of Marketable securities and idle funds investments, (iii) distributable net investment income, excluding the non-cash effects of the accretion of unearned income, payment-in-kind interest income and the amortization of deferred financing costs, and (iv) decreases in other assets of $3.3 million. During the three months ended March 31, 2013, $13.0 million in cash was used in financing activities, which principally consisted of $22.4 million in cash dividends paid to stockholders, partially offset by $9.0 million in net cash proceeds from our credit facility (the "Credit Facility").

        For the year ended December 31, 2012, we experienced a net increase in cash and cash equivalents in the amount of $20.9 million. During that period, we generated $48.9 million of cash from our operating activities, primarily from (i) distributable net investment income, excluding the non-cash effects of the accretion of unearned income, payment-in-kind interest income and the amortization of deferred financing costs, (ii) increases in payables, and (iii) realized gains, partially offset by increases in interest receivable. We used $184.5 million in net cash from investing activities, principally including the funding of $639.8 million for new portfolio company investments and the funding of $14.4 million for Marketable securities and idle funds investments, partially offset by (i) $400.0 million in cash proceeds from the repayment of portfolio debt investments, (ii) $35.1 million in cash proceeds from the exit of portfolio equity investments and (iii) $34.5 million of cash proceeds from the sale of Marketable securities and idle funds investments. During 2012, $156.5 million in cash was provided by financing activities, which principally consisted of (i) $169.9 million in net cash proceeds from public stock offerings in June and December 2012, (ii) $25.0 million in net cash proceeds from the Credit Facility and (iii) $5.0 million in net cash proceeds from the issuance of SBIC debentures, partially offset by (i) $39.9 million in cash dividends paid to stockholders and (ii) $2.2 million in loan costs associated with our SBIC debentures and the Credit Facility.

        For the year ended December 31, 2011, we experienced a net increase in cash and cash equivalents in the amount of $20.3 million. During that period, we generated $37.2 million of cash from our operating activities, primarily from (i) distributable net investment income, excluding the non-cash effects of the accretion of unearned income, payment-in-kind interest income and the amortization of deferred financing costs, (ii) increases in payables, and (iii) realized gains, partially offset by (iv) increases in interest receivable. We used $220.5 million in net cash from investing activities, principally including (i) the funding of $358.9 million for new portfolio company investments and (ii) the funding of $33.5 million for Marketable securities and idle funds investments, partially offset by (i) $160.2 million in cash proceeds from the repayment of portfolio debt investments and from the exit of portfolio equity investments and (ii) $11.7 million of cash proceeds from the sale of Marketable securities and idle funds investments. During 2011, $203.6 million in cash was provided by financing activities, which principally consisted of (i) $127.8 million in net cash proceeds from public stock offerings in March 2011 and October 2011, (ii) $40.0 million in cash proceeds from the issuance of SBIC debentures, and (iii) $68.0 million in net cash proceeds from the Credit Facility, partially offset by $28.3 million in cash dividends paid to stockholders and $2.3 million in loan costs associated with our SBIC debentures and credit facility.

        For the year ended December 31, 2010, we experienced a net decrease in cash and cash equivalents in the amount of $8.3 million. During that period, we generated $16.6 million of cash from our operating activities, primarily from distributable net investment income partially offset by increases in interest receivable. We used $176.0 million in net cash from investing activities, principally including the funding of $157.7 million for new portfolio company investments and the funding of $100.6 million for Marketable securities and idle funds investments, partially offset by (i) $36.8 million of cash proceeds from the sale of Marketable securities and idle funds investments, (ii) $43.0 million in cash proceeds from the repayment of portfolio debt investments and from the exit of portfolio equity investments, and (iii) $2.5 million in cash acquired as part of the Exchange Offer. During 2010, $151.1 million in cash was provided by financing activities, which principally consisted of (i) $85.9 million in net cash proceeds from public stock offerings in January 2010 and August 2010, (ii) $45.0 million in cash proceeds from the issuance of SBIC debentures, and (iii) $39 million in net cash proceeds from the Credit Facility, partially offset by $16.3 million in cash dividends paid to stockholders and $2.1 million in loan costs associated with our SBIC debentures and the Credit Facility.

  Capital Resources

        As of March 31, 2013, we had $26.2 million in cash and cash equivalents and $146.5 million of unused capacity under the Credit Facility, which we maintain to support our future investment and operating activities. As of March 31, 2013, our net asset value totaled $645.2 million, or $18.55 per share.

        The Credit Facility, as amended, currently provides for $287.5 million in total commitments from a diversified group of nine lenders. The Credit Facility contains an accordion feature which allows Main Street to increase the total commitments under the facility up to $400 million from new or existing lenders on the same terms and conditions as the existing commitments.

        Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the applicable LIBOR rate (0.20%, as of March 31, 2013) plus 2.50% or (ii) the applicable base rate (Prime Rate, 3.25% as of March 31, 2013) plus 1.50%. We pay unused commitment fees of 0.375% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the assets of the Funds. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0, (ii) maintaining an asset coverage ratio of at least 2.5 to 1.0, and (iii) maintaining a minimum tangible net worth. The Credit Facility includes an initial revolving period through September 2015 followed by a two-year term out period with a final maturity in September 2017, and contains two, one-year extension options which could extend both the revolving period and the final maturity by up to two years, subject to certain conditions including lender approval. At March 31, 2013, we had $141 million in borrowings outstanding under the Credit Facility. As of March 31, 2013, the interest rate on the Credit Facility was 2.70%, and Main Street was in compliance with all financial covenants of the Credit Facility.

        In June 2012, we completed a follow-on public stock offering in which we sold 4,312,500 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $22.50 per share (or approximately 143% of the then latest reported Net Asset Value per share), resulting in total net proceeds of approximately $93.0 million, after deducting underwriters' commissions and offering costs. In December 2012, we completed a follow-on public stock offering in which we sold 2,875,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $28.00 per share (or approximately 160% of the then latest reported Net Asset Value per share), resulting in total net proceeds of approximately $77.1 million, after deducting underwriters' commissions and offering costs.

        Due to each of the Funds' status as a licensed SBIC, we have the ability to issue, through the Funds, debentures guaranteed by the SBA at favorable interest rates. Under the regulations applicable to SBIC funds, an SBIC can have outstanding debentures guaranteed by the SBA generally in an amount up to twice its regulatory capital, which effectively approximates the amount of its equity capital. Debentures guaranteed by the SBA have fixed interest rates that equal prevailing 10-year Treasury Note rates plus a market spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid at any time with no prepayment penalty. On March 31, 2013, we, through the Funds, had $225 million of outstanding indebtedness guaranteed by the SBA, which carried a weighted average annual fixed interest rate of approximately 4.8%. The first maturity related to the SBIC debentures does not occur until 2014, and the remaining weighted average duration is approximately 6.1 years as of March 31, 2013.

        We anticipate that we will continue to fund our investment activities through existing cash and cash equivalents and a combination of future debt and equity capital. Our primary uses of funds will be investments in portfolio companies, operating expenses and cash distributions to holders of our common stock.

        We periodically invest excess cash balances into Marketable securities and idle funds investments. The primary investment objective of Marketable securities and idle funds investments is to generate incremental cash returns on excess cash balances prior to utilizing those funds for investment in our LMM, Middle Market and Private Loan portfolio investment strategy. Marketable securities and idle funds investments generally consist of debt investments, independently rated debt investments, certificates of deposit with financial institutions, and diversified bond funds. The composition of Marketable securities and idle funds investments will vary in a given period based upon, among other things, changes in market conditions, the underlying fundamentals in our Marketable securities and idle funds investments, our outlook regarding future LMM, Middle Market and Private Loan portfolio investment needs, and any regulatory requirements applicable to Main Street.

        If our common stock trades below our net asset value per share, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. A proposal, approved by our stockholders at our June 2012 annual meeting of stockholders, authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings for the period ending on June 13, 2013, the date of our 2013 annual meeting of stockholders. We would need similar future approval from our stockholders to issue shares below the then current net asset value per share any time after the expiration of the current approval. We are not currently seeking such approval at our 2013 annual meeting of stockholders because our common stock price per share has been trading significantly above the current net asset value per share of our common stock.

        In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our taxable income, but we may also elect to periodically spillover certain excess undistributed taxable income from one tax year into the next tax year. In addition, as a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. In January 2008, we received an exemptive order from the SEC to exclude SBA-guaranteed debt securities issued by MSMF and any other wholly owned subsidiaries of ours which operate as SBICs from the asset coverage requirements of the 1940 Act as applicable to Main Street, which, in turn, enables us to fund more investments with debt capital.

        Although we have been able to secure access to additional liquidity, including recent public stock offerings, our expanded $287.5 million Credit Facility, and the available leverage through the SBIC program, there is no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

  Recently Issued Accounting Standards

        From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by us as of the specified effective date. We believe that the impact of recently issued standards that are not yet effective will not have a material impact on our financial statements upon effectiveness.

  Inflation

        Inflation has not had a significant effect on our results of operations in any of the reporting periods presented herein. However, our portfolio companies have experienced, and may in the future experience, the impacts of inflation on their operating results, including periodic escalations in their costs for raw materials and required energy consumption.

  Off-Balance Sheet Arrangements

        We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. At March 31, 2013, we had a total of $100.5 million in outstanding commitments comprised of (i) eight commitments to fund revolving loans that had not been fully drawn and (ii) six capital commitments that had not been fully called.

  Contractual Obligations

        As of March 31, 2013, the future fixed commitments for cash payments in connection with our SBIC debentures for each of the next five years and thereafter are as follows:

	2013	2014	2015	2016	2017	2018 and thereafter	Total
	(dollars in thousands)
SBIC debentures	$—	$6,000	$23,100	$5,000	$44,700	$146,200	$225,000
Interest due on SBIC debentures	5,412	10,793	10,282	9,141	8,253	17,140	61,021

Total	$5,412	$16,793	$33,382	$14,141	$52,953	$163,340	$286,021

        As of March 31, 2013, we had $141.0 million in borrowings outstanding under our Credit Facility and the Credit Facility is currently scheduled to mature in September 2017. The Credit Facility contains two, one year extension options which could extend the maturity to September 2019. See further discussion of the Credit Facility terms in "—Liquidity and Capital Resources—Capital Resources."

        Pursuant to the support services agreement with MSCC, the Investment Manager is reimbursed each quarter by MSCC for its cash operating expenses, less fees that the Investment Manager receives from MSC II and third parties, associated with providing investment management and other services to MSCC, certain of its subsidiaries and third parties. For the three months ended March 31, 2013 and 2012, the expenses reimbursed by MSCC to the Investment Manager and management fees paid by MSC II were $3.2 million and $2.7 million, respectively.

  Related Party Transactions

        As discussed further in Note D to the accompanying consolidated financial statements, subsequent to the completion of the Formation Transactions, the Investment Manager is a wholly owned portfolio company of MSCC. At March 31, 2013, the Investment Manager had a receivable of $0.1 million due from MSCC related to operating expenses incurred by the Investment Manager required to support Main Street's business.

 SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of December 31 for the years indicated in the table, unless otherwise noted. Grant Thornton LLP's report on the senior securities table as of December 31, 2012, is an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(dollars in thousands)
SBIC Debentures
2007	$55,000	3,094	—	N/A
2008	55,000	3,043	—	N/A
2009	65,000	2,995	—	N/A
2010	180,000	2,030	—	N/A
2011	220,000	2,202	—	N/A
2012	225,000	2,763	—	N/A
2013 (as of March 31, 2013, unaudited)	225,000	2,729	—	N/A
Credit Facility
2010	$39,000	2,030	—	N/A
2011	107,000	2,202	—	N/A
2012	132,000	2,763	—	N/A
2013 (as of March 31, 2013, unaudited)	141,000	2,729	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The "—" indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.

(4)
Not applicable because neither our SBIC Debentures or our Credit Facility are registered for public trading.

BUSINESS

        We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. We seek to partner with entrepreneurs, business owners and management teams and generally provide "one stop" financing alternatives within our LMM portfolio. We invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States. Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $25 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million.

        Our private loan ("Private Loan") investments are made in businesses that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. The structure, terms and conditions for these Private Loan investments are typically consistent with the structure, terms and conditions for the loans made in our LMM portfolio or Middle Market portfolio.

        Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market or Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options, or a "one stop" financing solution. Providing customized, "one stop" financing solutions has become even more relevant to our LMM portfolio companies in the current investing environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Our LMM portfolio debt investments are generally secured by a first lien on the assets of the portfolio company and typically have a term of between five and seven years. We believe that our LMM investment strategy has a lower correlation to the broader debt and equity markets.

        As of March 31, 2013, we had debt and equity investments in 57 LMM portfolio companies with an aggregate fair value of approximately $520.3 million, with a total cost basis of approximately $412.2 million, and a weighted average annual effective yield on our LMM debt investments of approximately 14.2%. As of March 31, 2013 approximately 76% of our total LMM portfolio investments at cost were in the form of debt investments and approximately 93% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies. At March 31, 2013, we had equity ownership in approximately 93% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. As of December 31, 2012, Main Street had debt and equity investments in 56 LMM portfolio companies with an aggregate fair value of approximately $482.9 million, with a total cost basis of approximately $380.5 million, and a weighted average annual effective yield on our LMM debt investments of approximately 14.3%. As of December 31, 2012, approximately 75% of our total LMM portfolio investments at cost were in the form of debt investments and approximately 93.0% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies. At December 31, 2012, we had equity ownership in approximately 93% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. The weighted average annual yields were computed using the effective interest rates for all debt investments at March 31, 2013 and December 31, 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

        We also pursue investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in privately held companies that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and have an expected duration of between three and five years.

        As of March 31, 2013, we had Middle Market portfolio investments in 80 companies, collectively totaling approximately $361.9 million in fair value with a total cost basis of approximately $354.4 million. The weighted average revenue for the 80 Middle Market portfolio company investments was approximately $557.0 million as of March 31, 2013. As of March 31, 2013, substantially all of our Middle Market portfolio investments were in the form of debt investments and approximately 91% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 8.2% as of March 31, 2013. As of December 31, 2012, we had Middle Market portfolio investments in 79 companies, collectively totaling approximately $352.0 million in fair value with a total cost basis of approximately $348.1 million. The weighted average revenue for the 79 Middle Market portfolio company investments was approximately $533.6 million as of December 31, 2012. As of December 31, 2012, substantially all of our Middle Market portfolio investments were in the form of debt investments and approximately 91% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 8.0% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at March 31, 2013 and December 31, 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.

        Our Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of the companies included in our LMM portfolio or our Middle Market portfolio. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years.

        As of March 31, 2013, we had Private Loan portfolio investments in 10 companies, collectively totaling approximately $74.5 million in fair value with a total cost basis of approximately $73.8 million. The weighted average revenue for the 10 Private Loan portfolio company investments was approximately $193.8 million as of March 31, 2013. As of March 31, 2013, 99% of our Private Loan portfolio investments were in the form of debt investments and all such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Private Loan portfolio debt investments was approximately 14.0% as of March 31, 2013. As of

December 31, 2012, we had Private Loan portfolio investments in 9 companies, collectively totaling approximately $65.5 million in fair value with a total cost basis of approximately $64.9 million. The weighted average revenue for the 9 Private Loan portfolio company investments was approximately $230.5 million as of March 31, 2013. As of December 31, 2012, 99% of our Private Loan portfolio investments were in the form of debt investments and all such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on our Private Loan portfolio debt investments was approximately 14.8% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at March 31, 2013 and December 31, 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.

        As of March 31, 2013, we had Other Portfolio investments in 4 companies, collectively totaling approximately $28.7 million in fair value and approximately $27.9 million in cost basis and which comprised 2.9% of our Investment Portfolio at fair value as of March 31, 2013. As of December 31, 2012, we had Other Portfolio investments in 3 companies, collectively totaling approximately $24.1 million in both fair value and approximately $23.6 million in cost basis and which comprised 2.6% of our Investment Portfolio at fair value as of December 31, 2012.

        During the three months ended March 31, 2013, there were nine portfolio company investment transfers from the LMM and Middle Market portfolio investment categories to the Private Loan portfolio investment category totaling $65.5 million at fair value and $64.9 million at cost as of December 31, 2012.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. An investor's return in MSCC will depend, in part, on the Funds' investment returns as MSMF and MSC II are both wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long-term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        MSCC and its consolidated subsidiaries are internally managed by the Investment Manager, a wholly owned subsidiary of MSCC, which employs all of the executive officers and other employees of Main Street. Because the Investment Manager is wholly owned by MSCC, Main Street does not pay any external investment advisory fees, but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly-traded and privately-held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our Investment Portfolio. For the three months ended March 31, 2013 and 2012, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.7% and 2.0%, respectively, on an annualized basis, and 1.8% for the year ended December 31, 2012.

        During May 2012, MSCC and the Investment Manager executed an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"), a non publicly-traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. MSCC is initially providing such investment advisory services to HMS Adviser, but it is ultimately intended that the Investment Manager will provide such services because the fees MSCC receives from such arrangement could otherwise have negative consequences on its ability to meet the source-of-income requirement necessary for it to maintain its RIC tax treatment (MSCC or the Investment Adviser, whichever is providing such investment advisory services, the "Sub-Adviser"). Certain relief must be obtained from the SEC before the Investment Manager is permitted to provide these services to HMS Adviser, which relief is being sought, but there can be no assurance that it will be obtained. Under the investment sub-advisory agreement, the Sub-Adviser is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. However, the Sub-Adviser has agreed to waive all such fees from the effective date of HMS Adviser's registration statement on Form N-2 through September 30, 2013 to the extent that such fees would cause a portion of any distributions declared and payable by HMS Income to represent a return of capital for purposes of U.S. federal income tax. As a result, as of March 31, 2013, the Sub-Adviser has not received any base management fee or incentive fees under the investment sub-advisory agreement and the Sub-Adviser is not due any unpaid compensation for any base management fee or incentive fees under the investment sub-advisory agreement.

Business Strategies

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We have adopted the following business strategies to achieve our investment objective:

  •
  Deliver Customized Financing Solutions in the Lower Middle Market.  We believe our ability to provide a broad range of customized financing solutions to LMM companies sets us apart from other capital providers that focus on providing a limited number of financing solutions. We offer to our LMM portfolio companies customized debt financing solutions with equity components that are tailored to the facts and circumstances of each situation. Our ability to invest across a company's capital structure, from senior secured loans to subordinated debt to equity securities, allows us to offer our LMM portfolio companies a comprehensive suite of financing options, or a "one-stop" financing solution.

  •
  Focus on Established Companies.  We generally invest in companies with established market positions, experienced management teams and proven revenue streams. Those companies generally possess better risk-adjusted return profiles than newer companies that are building their management teams or are in the early stages of building a revenue base. We also believe that established companies in our targeted size range also generally provide opportunities for capital appreciation.

  •
  Leverage the Skills and Experience of Our Investment Team.  Our investment team has significant experience in lending to and investing in LMM and Middle Market companies. The members of our investment team have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies, and currently include six certified public accountants and four Chartered Financial Analyst® (CFA) charter holders.

    The expertise of our investment team in analyzing, valuing, structuring, negotiating and closing transactions should provide us with competitive advantages by allowing us to consider customized financing solutions and non-traditional or complex structures for our portfolio companies. Also, the reputation of our investment team has and should continue to enable us to generate additional revenue in the form of management and incentive fees in connection with us providing advisory services to other investment funds.

  •
  Invest Across Multiple Companies, Industries, Regions and End Markets.  We seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets. This portfolio balance is intended to mitigate the potential effects of negative economic events for particular companies, regions, industries and end markets.

  •
  Capitalize on Strong Transaction Sourcing Network.  Our investment team seeks to leverage its extensive network of referral sources for portfolio company investments. We have developed a reputation in our marketplace as a responsive, efficient and reliable source of financing, which has created a growing stream of proprietary deal flow for us.

  •
  Benefit from Lower, Fixed, Long-Term Cost of Capital.  The SBIC licenses held by the Funds have allowed them to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Because lower cost SBA leverage is, and will continue to be, a significant part of our capital base through the Funds, our relative cost of debt capital should be lower than many of our competitors. In addition, the SBIC leverage that we receive through the Funds represents a stable, long-term component of our capital structure with proper matching of duration and cost compared to our LMM portfolio investments.

Investment Criteria

        Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments.

  •
  Proven Management Team with Meaningful Equity Stake.  We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each LMM portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests. We believe management teams with these attributes are more likely to manage the companies in a manner that both protects our debt investment and enhances the value of our equity investment.

  •
  Established Companies with Positive Cash Flow.  We seek to invest in established companies with sound historical financial performance. We typically focus on LMM companies that have historically generated EBITDA ("Earnings Before Interest, Taxes, Depreciation and Amortization") of $3 million to $20 million and commensurate levels of free cash flow. We also pursue investments in debt securities of Middle Market companies that are generally established companies with sound historical financial performance that are generally larger in size than LMM companies. We generally do not invest in start-up companies or companies with speculative business plans.

  •
  Defensible Competitive Advantages/Favorable Industry Position.  We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

  •
  Exit Alternatives.  We exit our debt investments primarily through the repayment of our investment from internally generated cash flow of the portfolio company and/or refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.

Investment Portfolio

        The Investment Portfolio, as used herein, refers to all of Main Street's LMM portfolio investments, Middle Market portfolio investments, Private Loan portfolio investments, Other Portfolio investments and the investment in the Investment Manager but excludes all "Marketable securities and idle funds investments." Main Street's LMM portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Main Street's Middle Market portfolio investments primarily consist of direct or secondary investments in interest-bearing debt securities in companies based in the United States that are generally larger in size than the companies included in Main Street's LMM portfolio. Main Street's Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Main Street's Other Portfolio investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market and Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

  Debt Investments

        Historically, we have made LMM debt investments principally in the form of single tranche debt. Single tranche debt financing involves issuing one debt security that blends the risk and return profiles of both first lien secured and subordinated debt. We believe that single tranche debt is more appropriate for many LMM companies given their size in order to reduce structural complexity and potential conflicts among creditors.

        Our LMM debt investments generally have terms of three to seven years, with limited required amortization prior to maturity, and provide for monthly or quarterly payment of interest at fixed interest rates generally between 12% and 14% per annum, payable currently in cash. In some instances, we have provided floating interest rates for a portion of a single tranche debt security. In addition, certain LMM debt investments may have a form of interest that is not paid currently but is accrued and added to the loan balance and paid at maturity. We refer to this as payment-in-kind, or PIK, interest. We typically structure our LMM debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. In most cases, our LMM debt investment will be collateralized by a first priority lien on substantially all the assets of the portfolio company. As of March 31, 2013, 93% of our LMM debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies.

        In addition to seeking a senior lien position in the capital structure of our LMM portfolio companies, we seek to limit the downside potential of our LMM investments by negotiating covenants that are designed to protect our LMM investments while affording our portfolio companies as much flexibility in managing their businesses as is reasonable. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control or change of management provisions, key-man life insurance, guarantees, equity pledges, personal guaranties, where appropriate, and put rights. In addition, we typically seek board representation or observation rights in all of our LMM portfolio companies.

        While we will continue to focus our LMM investments primarily on single tranche debt investments, we also anticipate structuring some of our debt investments as mezzanine loans. We anticipate that these mezzanine loans will be primarily junior secured or unsecured, subordinated loans that provide for relatively high fixed interest rates payable currently in cash that will provide us with significant interest income plus the additional opportunity for income and gains through PIK interest and equity warrants and other similar equity instruments issued in conjunction with these mezzanine loans. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loan term. Typically, our mezzanine loans will have maturities of three to five years. We will generally target fixed interest rates of 12% to 14%, payable currently in cash for our mezzanine loan investments with higher targeted total returns from equity warrants or PIK interest.

        We also pursue debt investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct or secondary investments in interest-bearing debt securities in companies based in the United States that are generally larger in size than the companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and typically have a term of between three and five years. The debt investments in our Middle Market portfolio have rights and protections that are similar to those in our LMM debt investments, which may include affirmative and negative covenants, default penalties, lien protection, change of control provisions, guarantees, and equity pledges. The Middle Market debt investments generally have floating interest rates at LIBOR plus a premium and subject to LIBOR floors. As of March 31, 2013, substantially all of our Middle Market portfolio investments were in the form of debt investments and approximately 91% of such debt investments at cost were secured by first priority liens on portfolio company assets.

        Our Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien and typically have a term of between three and seven years. As of March 31, 2013, 99% of Main Street's Private Loan portfolio investments were in the form of debt investments and all such debt investments at cost were secured by first priority liens on portfolio company assets.

  Warrants

        In connection with our LMM debt investments, we have historically received equity warrants to establish or increase our equity interest in the LMM portfolio company. Warrants we receive in connection with a LMM debt investment typically require only a nominal cost to exercise, and thus, as a LMM portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We typically structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as secured or unsecured put rights, or rights to sell such securities back to the LMM portfolio company, upon the occurrence of specified events. In certain cases, we also may obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

  Direct Equity Investments

        We also will seek to make direct equity investments in situations where it is appropriate to align our interests with key management and stockholders of our LMM portfolio companies, and to allow for some participation in the appreciation in the equity values of our LMM portfolio companies. We usually make our direct equity investments in connection with debt investments. In addition, we may have both equity warrants and direct equity positions in some of our LMM portfolio companies. We seek to maintain fully diluted equity positions in our LMM portfolio companies of 5% to 50%, and may have controlling equity interests in some instances. We have a value orientation toward our direct equity investments and have traditionally been able to purchase our equity investments at reasonable valuations.

Investment Process

        Our investment committee is responsible for all aspects of our LMM investment process. The current members of our investment committee are Vincent D. Foster, our Chairman, President and Chief Executive Officer, Todd A. Reppert, our Executive Vice Chairman, and David Magdol, our Chief Investment Officer and Senior Managing Director.

        Our credit committee is responsible for all aspects of our Middle Market portfolio investment process. The current members of our credit committee are Messrs. Foster, Reppert and Curtis Hartman, our Chief Credit Officer and Senior Managing Director.

        Investment process responsibility for each Private Loan portfolio investment is delegated to either the investment committee or the credit committee. Similarly, the investment processes for each Private Loan portfolio investment, from origination to close to eventual exit, will follow the processes for our LMM portfolio investments or our Middle Market portfolio investments as outlined below, or a combination thereof.

        Our investment strategy involves a "team" approach, whereby potential transactions are screened by several members of our investment team before being presented to the investment committee or the credit committee, as applicable. Our investment committee and credit committee each meet on an as needed basis depending on transaction volume. We generally categorize our investment process into seven distinct stages:

  Deal Generation/Origination

        Deal generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, service providers such as lawyers, financial advisors, accountants and current and former portfolio companies and investors. Our investment team has focused its deal generation and origination efforts on LMM and Middle Market companies. We have developed a reputation as a knowledgeable, reliable and active source of capital and assistance in these markets.

  Screening

        During the screening process, if a transaction initially meets our investment criteria, we will perform preliminary due diligence, taking into consideration some or all of the following information:

  •
  a comprehensive financial model based on quantitative analysis of historical financial performance, projections and pro forma adjustments to determine the estimated internal rate of return;

  •
  a brief industry and market analysis;

  •
  direct industry expertise imported from other portfolio companies or investors;

  •
  preliminary qualitative analysis of the management team's competencies and backgrounds;

  •
  potential investment structures and pricing terms; and

  •
  regulatory compliance.

        Upon successful screening of a proposed LMM transaction, the investment team makes a recommendation to our investment committee. If our investment committee concurs with moving forward on the proposed LMM transaction, we typically issue a non-binding term sheet to the company. For Middle Market portfolio investments, the initial term sheet is typically issued by the borrower, and is screened by the investment team which makes a recommendation to our credit committee.

  Term Sheet

        For proposed LMM transactions, the non-binding term sheet will include the key economic terms based upon our analysis performed during the screening process as well as a proposed timeline and our qualitative expectation for the transaction. While the term sheet for LMM investments is non-binding, we typically receive an expense deposit in order to move the transaction to the due diligence phase. Upon execution of a term sheet we begin our formal due diligence process.

        For proposed Middle Market transactions, the initial term sheet will include key economic terms and other conditions proposed by the borrower and its representatives and the proposed timeline for the investment, which are reviewed by our investment team to determine if such terms and conditions are in agreement with Main Street's investment objectives.

  Due Diligence

        Due diligence on a proposed LMM investment is performed by a minimum of two of our investment professionals, whom we refer to collectively as the investment team, and certain external resources, who together conduct due diligence to understand the relationships among the prospective portfolio company's business plan, operations and financial performance. Our LMM due diligence review includes some or all of the following:

  •
  site visits with management and key personnel;

  •
  detailed review of historical and projected financial statements;

  •
  operational reviews and analysis;

  •
  interviews with customers and suppliers;

  •
  detailed evaluation of company management, including background checks;

  •
  review of material contracts;

  •
  in-depth industry, market, and strategy analysis;

  •
  regulatory compliance analysis; and

  •
  review by legal, environmental or other consultants, if applicable.

        Due diligence on a proposed Middle Market investment is generally performed on materials and information obtained from certain external resources and assessed internally by a minimum of two of our investment professionals, who work to understand the relationships among the prospective portfolio company's business plan, operations and financial performance using the accumulated due diligence information. Our Middle Market due diligence review includes some or all of the following:

  •
  detailed review of historical and projected financial statements;

  •
  in-depth industry, market, operational and strategy analysis;

  •
  regulatory compliance analysis; and

  •
  detailed review of the company's management team and their capabilities.

        During the due diligence process, significant attention is given to sensitivity analyses and how the company might be expected to perform given downside, base-case and upside scenarios. In certain cases, we may decide not to make an investment based on the results of the diligence process.

  Document and Close

        Upon completion of a satisfactory due diligence review of a proposed LMM portfolio investment, the investment team presents the findings and a recommendation to our investment committee. The presentation contains information which can include, but is not limited to, the following:

  •
  company history and overview;

  •
  transaction overview, history and rationale, including an analysis of transaction strengths and risks;

  •
  analysis of key customers and suppliers and key contracts;

  •
  a working capital analysis;

  •
  an analysis of the company's business strategy;

  •
  a management and key equity investor background check and assessment;

  •
  third-party accounting, legal, environmental or other due diligence findings;

  •
  investment structure and expected returns;

  •
  anticipated sources of repayment and potential exit strategies;

  •
  pro forma capitalization and ownership;

  •
  an analysis of historical financial results and key financial ratios;

  •
  sensitivities to management's financial projections;

  •
  regulatory compliance analysis findings; and

  •
  detailed reconciliations of historical to pro forma results.

        Upon completion of a satisfactory due diligence review of a proposed Middle Market portfolio investment, the investment team presents the findings and a recommendation to our credit committee. The presentation contains information which can include, but is not limited to, the following:

  •
  company history and overview;

  •
  transaction overview, history and rationale, including an analysis of transaction strengths and risks;

  •
  analysis of key customers and suppliers;

  •
  an analysis of the company's business strategy;

  •
  investment structure and expected returns;

  •
  anticipated sources of repayment and potential exit strategies;

  •
  pro forma capitalization and ownership;

  •
  regulatory compliance analysis findings; and

  •
  an analysis of historical financial results and key financial ratios.

        If any adjustments to the transaction terms or structures are proposed by the investment committee or credit committee, as applicable, such changes are made and applicable analyses are updated prior to approval of the transaction. Approval for the transaction must be made by the affirmative vote from a majority of the members of the investment committee or credit committee, as applicable. Upon receipt of transaction approval, we will re-confirm regulatory compliance, process and finalize all required legal documents, and fund the investment.

  Post-Investment

        We continuously monitor the status and progress of the portfolio companies. We generally offer managerial assistance to our portfolio companies, giving them access to our investment experience, direct industry expertise and contacts. The same investment team that was involved in the investment process will continue its involvement in the portfolio company post-investment. This provides for continuity of knowledge and allows the investment team to maintain a strong business relationship with key management of our portfolio companies for post-investment assistance and monitoring purposes. As part of the monitoring process of LMM portfolio investments, the investment team will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet and discuss issues or opportunities with management, attend board meetings and review all compliance certificates and covenants. While we maintain limited involvement in the ordinary course operations of our LMM portfolio companies, we maintain a higher level of involvement in non-ordinary course financing or strategic activities and any non-performing scenarios. We also monitor the performance of our Middle Market portfolio investments; however, due to the larger size and higher sophistication level of these Middle Market companies in comparison to our LMM portfolio companies, it is not necessary or practical to have as much direct management interface.

        We utilize an internally developed investment rating system to rate the performance of each LMM portfolio company and to monitor our expected level of returns on each of our LMM investments in relation to our expectations for the portfolio company. The investment rating system takes into consideration various factors, including, but not limited to, each investment's expected level of returns and the collectability of our debt investments, comparisons to competitors and other industry participants and the portfolio company's future outlook.

  •
  Investment Rating 1 represents a portfolio company that is performing in a manner which significantly exceeds expectations;

  •
  Investment Rating 2 represents a portfolio company that, in general, is performing above expectations;

  •
  Investment Rating 3 represents a portfolio company that is generally performing in accordance with expectations;

  •
  Investment Rating 4 represents a portfolio company that is underperforming expectations. Investments with such a rating require increased Main Street monitoring and scrutiny; and

  •
  Investment Rating 5 represents a portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of monitoring and scrutiny by us and involve the recognition of significant unrealized depreciation on such investment.

        All new LMM portfolio investments receive an initial 3 rating.

        The following table shows the distribution of our LMM portfolio investments on the 1 to 5 investment rating scale at fair value as of March 31, 2013 and December 31, 2012:

	March 31, 2013		December 31, 2012
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(dollars in thousands)
1	$176,924	34.0%	$167,154	34.6%
2	117,442	22.6%	117,157	24.3%
3	196,635	37.8%	174,754	36.2%
4	29,312	5.6%	23,799	4.9%
5	—	0.0%	—	0.0%

Totals	$520,313	100.0%	$482,864	100.0%

        Based upon our investment rating system, the weighted average rating of our LMM portfolio was approximately 2.2 as of March 31, 2013 and 2.1 as of December 31, 2012.

        For the total Investment Portfolio, as of March 31, 2013, we had one investment with positive fair value on non-accrual status which comprised 0.2% of the total Investment Portfolio at fair value and, together with another fully impaired investment, comprised approximately 0.7% of the total Investment Portfolio at cost, excluding the investment in the affiliated Investment Manager. As of December 31, 2012, we had no investments with positive fair value on non-accrual status and one fully impaired investment which comprised approximately 0.2% of the total Investment Portfolio at cost, excluding the investment in the affiliated Investment Manager.

  Exit Strategies/Refinancing

        While we generally exit most investments through the refinancing or repayment of our debt and redemption of our equity positions, we typically assist our LMM portfolio companies in developing and planning exit opportunities, including any sale or merger of our portfolio companies. We may also assist in the structure, timing, execution and transition of the exit strategy. The refinancing or repayment of Middle Market debt investments typically does not require our assistance due to the additional resources available to these larger, Middle Market companies.

Determination of Net Asset Value and Portfolio Valuation Process

        We determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share is equal to our total assets minus liabilities and any noncontrolling interests outstanding divided by the total number of shares of common stock outstanding.

        The most significant determination inherent in the preparation of our consolidated financial statements is the valuation of our Investment Portfolio and the related amounts of unrealized appreciation and depreciation. As of March 31, 2013 and December 31, 2012, approximately 96% and 89%, respectively, of our total assets at each date represented investments in portfolio companies valued at fair value (including our investment in the Investment Manager). We are required to report our investments at fair value. We follow the provisions of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("Codification" or "ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements.

        Our business strategy calls for us to invest primarily in illiquid debt and equity securities issued by private, LMM companies and debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. We also categorize some of our investments in LMM companies and Middle Market companies as Private Loan portfolio investments, which are typically debt securities issued by companies that are consistent in size with either the LMM companies or Middle Market companies, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Our portfolio also includes Other Portfolio investments which primarily consist of investments which are not consistent with the typical profiles for our LMM portfolio investments, Middle Market portfolio investments or Private Loan portfolio investments, including investments which may be managed by third parties. All of these portfolio investments may be subject to restrictions on resale.

        LMM investments and Other Portfolio investments generally have no established trading market while Middle Market securities generally have established markets that are not active. Private Loan investments may include investments which have no established trading market or have established markets that are not active. We determine in good faith the fair value of our Investment Portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. Our valuation policy and process is intended to provide a consistent basis for determining the fair value of our portfolio.

        For LMM investments, we review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process. For Middle Market portfolio investments, we primarily use observable inputs such as quoted prices in the valuation process. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, we generally use a combination of observable inputs through obtaining third party quotes or other independent pricing and an approach similar to the income approach using a yield-to-maturity model used to value our LMM portfolio debt investments.

        For valuation purposes, "control" LMM portfolio investments are composed of debt and equity securities in companies for which we have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for our control LMM portfolio investments. As a result, for control LMM portfolio investments, we determine the fair value using a combination of market and income approaches. Under the market approach, we will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, we analyze various factors, including the portfolio company's historical and projected financial results. We allocate the enterprise value to investments in order of the legal priority of the various components of the portfolio company's capital structure. We will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate, and which includes using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments.. The valuation approaches for our control LMM portfolio investments estimate the value of the investment if we were to sell, or exit, the investment. In addition, these valuation approaches consider the value associated with our ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

        For valuation purposes, "non-control" LMM portfolio investments are composed of debt and equity securities in companies for which we do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for non-control LMM portfolio investments. For our non-control LMM investments, we use a combination of the market and income approaches to value our equity investments and the income approach to value our debt investments similar to the approaches used for our control LMM portfolio investments, and which includes using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Our estimate of the expected repayment date of a LMM debt security is generally the legal maturity date of the instrument, as we generally intend to hold our LMM loans and debt securities to maturity. The yield-to-maturity analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. We will use the value determined by the yield-to-maturity analysis as the fair value for that security; however, because of our general intent to hold our loans to maturity, the fair value will not exceed the face amount of the LMM debt security. A change in the assumptions that we use to estimate the fair value of our LMM debt securities using the yield-to-maturity analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a LMM debt security is in workout status, we may consider other factors in determining the fair value of the LMM debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Our Middle Market portfolio investments primarily consist of direct or secondary investments in interest-bearing debt securities in companies that are generally larger in size than the LMM companies included in our Investment Portfolio. For valuation purposes, all of our Middle Market portfolio investments are non-control investments for which we do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. We primarily use observable inputs to determine the fair value of these investments through obtaining third party quotes or independent pricing, to the extent such sufficient observable inputs are available to determine fair value. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, we use a combination of observable inputs through obtaining third party quotes or other independent pricing and an approach similar to the income approach using a yield-to-maturity model used to value our LMM portfolio debt investments.

        Our Private Loan portfolio investments primarily consist of direct or secondary investments in interest-bearing debt securities in companies that are consistent with the size of companies included in our LMM portfolio or our Middle Market portfolio. For valuation purposes, all of Main Street's Private Loan portfolio investments are non-control investments for which Main Street does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. As sufficient observable inputs to determine the fair value of these Private Loan portfolio investments through obtaining third party pricing or other independent pricing are not generally available, Main Street generally uses a combination of observable inputs through obtaining third party quotes or other independent pricing and an approach similar to the income approach using a yield-to-maturity model used to value its LMM portfolio debt investments.

        For valuation purposes, all of our Other Portfolio investments are non-control investments for which we generally do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Main Street's Other Portfolio investments comprised 2.9% and 2.6%, respectively, of Main Street's Investment Portfolio at fair value as of March 31, 2013 and December 31, 2012. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. For our Other Portfolio equity investments, we determine the fair value based on the fair value of the portfolio company as determined by independent third parties and based on our proportional ownership in the portfolio company, as well as the financial position and assessed risk of each of these portfolio investments. For Other Portfolio debt investments with observable inputs, we determine the fair value of these investments through obtaining third party quotes or other independent pricing, to the extent such sufficient observable inputs are available to determine fair value. To the extent observable inputs are not available, we value these Other Portfolio debt investments through an approach similar to the income approach using a yield-to-maturity model used to value our LMM portfolio debt investments.

        Due to the inherent uncertainty in the valuation process, our determination of fair value for our Investment Portfolio may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

        As described below, we undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our determination of the fair value of each individual investment.

  •
  Our quarterly valuation process begins with each LMM portfolio company or investment being initially valued by the investment team responsible for the portfolio investment;

  •
  The fair value determination for our Middle Market, Private Loan and Other Portfolio debt investments generally consists of observable inputs which are initially reviewed by the investment professionals responsible for the portfolio investment;

  •
  Preliminary valuation conclusions are then reviewed by and discussed with senior management, and the investment team considers and assesses, as appropriate, any changes that may be required to the preliminary valuations to address any comments provided by senior management;

  •
  As described above, a nationally recognized independent advisor engaged by the Board of Directors performs certain mutually agreed limited procedures that we and the Board of Directors have identified and asked them to perform on a selection of management's LMM portfolio company valuation conclusions;

  •
  The Audit Committee of our Board of Directors reviews management's valuations, and the investment team and senior management consider and assess, as appropriate, any changes that may be required to management's valuations to address any comments provided by the Audit Committee; and

  •
  The Board of Directors assesses the valuations and ultimately approves the fair value of each investment in our portfolio in good faith.

        Determination of fair value involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Competition

        We compete for investments with a number of investment funds (including private equity funds, mezzanine funds, BDCs, and SBICs), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of the entities that compete with us have greater financial and managerial resources. We believe we are able to be competitive with these entities primarily on the basis of our focus toward the underserved LMM, the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, our comprehensive suite of customized financing solutions and the investment terms we offer.

        We believe that some of our competitors make senior secured loans, junior secured loans and subordinated debt investments with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete primarily on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Related to Our Business and Structure—We may face increasing competition for investment opportunities."

Employees

        As of March 31, 2013, we had 34 employees, each of whom was employed by the Investment Manager. These employees include investment and portfolio management professionals, operations professionals and administrative staff. As necessary, we will hire additional investment professionals and administrative personnel. All of our employees are located in our Houston, Texas office.

Properties

        We do not own any real estate or other physical properties materially important to our operations. Currently, we lease office space in Houston, Texas for our corporate headquarters.

Legal Proceedings

        We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, we do not expect any current matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

PORTFOLIO COMPANIES

        The following table sets forth certain unaudited information as of March 31, 2013, for the portfolio companies in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observer or participation rights we may receive. As of March 31, 2013, none of our portfolio company investments constituted five percent or more of our total assets. The following table excludes our investment in the Investment Manager and marketable securities and idle funds investments.

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Bond-Coat, Inc. 11901 West CR 125 Odessa, TX 79765	Casing and Tubing Coating Services
		12% Secured Debt (Maturity—December 28, 2017)	14,750	14,557	14,557
		Common Stock (Fully diluted 43.4%)		6,350	6,350

				20,907	20,907
Café Brazil, LLC 202 West Main Street, Ste. 100 Allen, TX 75013	Casual Restaurant Group
		12% Secured Debt (Maturity—April 20, 2013)	300	300	300
		Member Units (Fully diluted 41.0%)(8)		42	3,740

				342	4,040
California Healthcare Medical Billing, Inc. 1121 E. Washington Ave. Escondido, CA 92025	Outsourced Billing and Revenue Cycle Management
		12% Secured Debt (Maturity—October 17, 2015)	8,103	7,928	8,093
		Warrants (Fully diluted 21.3%)		1,193	3,380
		Common Stock (Fully diluted 9.8%)		1,177	1,560

				10,298	13,033
CBT Nuggets, LLC 44 Club Rd., Ste. 150 Eugene, OR 97401	Produces and Sells IT Training Certification Videos
		Member Units (Fully diluted 41.6%)(8)		1,300	8,370
Ceres Management, LLC (Lambs Tire & Automotive) 11675 Jollyville Rd., Ste. 300 Austin, TX 78759	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2013)	4,000	3,997	3,997
		Class B Member Units (12% cumulative)		3,000	3,000
		Member Units (Fully diluted 100.0%)		5,273	—
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	1,053	1,053	1,053
		Member Units (Lamb's Real Estate Investment I, LLC) (Fully diluted 100%)		625	860

				13,948	8,910
Condit Exhibits, LLC 500 West Tennessee Denver, CO 80223	Tradeshow Exhibits / Custom Displays
		13% Current / 5% PIK Secured Debt (Maturity—July 1, 2013)	4,661	4,656	4,656
		Warrants (Fully diluted 47.9%)		320	600

				4,976	5,256
Gulf Manufacturing, LLC 1221 Indiana St. Humble, TX 77396	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Ashland Capital IX, LLC) (Maturity—June 30, 2017)	919	919	919
		Member Units (Fully diluted 34.2%)(8)		2,980	12,660

				3,899	13,579
Harrison Hydra-Gen, Ltd. 10827 Tower Oaks Blvd. Houston, TX 77070	Manufacturer of Hydraulic Generators
		9% Secured Debt (Maturity—June 4, 2015)	4,896	4,557	4,896
		Preferred Stock (8% cumulative)(8)		1,102	1,102
		Common Stock (Fully diluted 34.5%)(8)		718	1,550

				6,377	7,548
Hawthorne Customs and Dispatch Services, LLC 9370 Wallisville Rd Houston, TX 77013	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (Fully diluted 47.6%)(8)		589	860
		Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.1%)(8)		1,215	1,215

				1,804	2,075

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Hydratec, Inc. 325 Road 192 Delano, CA 93215	Designer and Installer of Micro-Irrigation Systems
		Prime Plus 1%, Current Coupon 9%, Secured Debt (Maturity—October 31, 2013)(9)	750	750	750
		Common Stock (Fully diluted 94.2%)(8)		7,095	13,350

				7,845	14,100
Indianapolis Aviation Partners, LLC 8501 Telephone Road Houston, TX 77061	Fixed Base Operator
		15% Secured Debt (Maturity—September 15, 2014)	4,000	3,858	4,000
		Warrants (Fully diluted 30.1%)		1,129	1,940

				4,987	5,940
Jensen Jewelers of Idaho, LLC 130 Second Avenue North Twin Falls, ID 83301	Retail Jewelry Store
		Prime Plus 2%, Current Coupon 5.25%, Secured Debt (Maturity—November 14, 2013)(9)	1,622	1,622	1,622
		13% Current / 6% PIK Secured Debt (Maturity—November 14, 2013)	1,683	1,683	1,683
		Member Units (Fully diluted 60.8%)(8)		811	2,770

				4,116	6,075
Lighting Unlimited, LLC 4125 Richmond Ave Houston, TX 77027	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2014)	1,838	1,838	1,838
		Preferred Stock (non-voting)		485	170
		Warrants (Fully diluted 7.1%)		54	—
		Common Stock (Fully diluted 70.0%)(8)		100	—

				2,477	2,008
Marine Shelters Holdings, LLC (LoneStar Marine Shelters) 6800 Harborside Dr. Galveston, TX 77554	Fabricator of Marine and Industrial Shelters
		12% Secured Debt (Maturity—December 28, 2017)	10,250	10,053	10,053
		Preferred Stock (Fully diluted 26.7%)		3,750	3,750

				13,803	13,803
Mid-Columbia Lumber Products, LLC 380 NW Adler St Madras, OR 97741	Manufacturer of Finger-Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2017)	1,250	1,250	1,250
		12% Secured Debt (Maturity—December 18, 2017)	3,900	3,900	3,900
		9.5% Secured Debt (Mid—Columbia Real Estate, LLC) (Maturity—May 13, 2025)	1,006	1,006	1,006
		Warrants (Fully diluted 9.2%)		90	620
		Member Units (Fully diluted 42.9%)		1,042	3,060
		Member Units (Mid—Columbia Real Estate, LLC) (Fully diluted 50.0%)		250	810

				7,538	10,646
NAPCO Precast, LLC 6949 Low Bid Lane San Antonio, TX 78250	Precast Concrete Manufacturing
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—February 1, 2016)(9)	2,923	2,883	2,883
		18% Secured Debt (Maturity—February 1, 2016)	4,468	4,404	4,404
		Member Units (Fully diluted 44.0%)		2,975	4,360

				10,262	11,647
NRI Clinical Research, LLC 2010 Wilshire Blvd Los Angeles, CA 90057	Clinical Research Center
		14% Secured Debt (Maturity—September 8, 2016)	4,636	4,423	4,423
		Warrants (Fully diluted 12.5%)(8)		252	480
		Member Units (Fully diluted 24.8%)(8)		500	960

				5,175	5,863
NRP Jones, LLC 210 Philadelphia St LaPorte, IN 46350	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	12,100	11,243	12,100
		Warrants (Fully diluted 12.2%)		817	1,350
		Member Units (Fully diluted 43.2%)(8)		2,900	4,800

				14,960	18,250
OMi Holdings, Inc. 1515 E I-30 Service Road Royse City, TX 75189	Manufacturer of Overhead Cranes
		Common Stock (Fully diluted 48.0%)		1,080	8,740

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Pegasus Research Group, LLC (Televerde) 4636 E. University Drive Phoenix, AZ 77074	Telemarketing and Data Services
		13% Current / 5% PIK Secured Debt (Maturity—January 6, 2016)	4,991	4,949	4,991
		Member Units (Fully diluted 43.7%)(8)		1,250	4,800

				6,199	9,791
PPL RVs, Inc. 10777 Southwest Freeway Houston, TX 77074	Recreational Vehicle Dealer
		11.1% Secured Debt (Maturity—June 10, 2015)	8,460	8,409	8,460
		Common Stock (Fully diluted 51.1%)		2,150	5,950

				10,559	14,410
Principle Environmental, LLC 201 W. Ranch Court Weatherford, TX 76088	Noise Abatement Services
		12% Secured Debt (Maturity—February 1, 2016)	4,750	3,994	4,750
		12% Current / 2% PIK Secured Debt (Maturity—February 1, 2016)	3,611	3,561	3,611
		Warrants (Fully diluted 14.2%)		1,200	3,860
		Member Units (Fully diluted 22.6%)		1,863	6,150

				10,618	18,371
River Aggregates, LLC 25963 Sorters Road Porter, TX 77365	Processor of Construction Aggregates
		12% Secured Debt (Maturity—March 30, 2016)	3,860	3,662	2,250
		Warrants (Fully diluted 20.0%)		202	—
		Member Units (Fully diluted 40.0%)		550	—

				4,414	2,250
The MPI Group, LLC 319 North Hills Road Corbin, KY 40701	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		4.5% Current / 4.5% PIK Secured Debt (Maturity—October 2, 2013)	1,079	1,078	1,078
		6% Current / 6% PIK Secured Debt (Maturity—October 2, 2013)	5,639	5,604	5,451
		Warrants (Fully diluted 52.3%)		1,096	—

				7,778	6,529
Thermal and Mechanical Equipment, LLC 1423 E. Richey Road Houston, TX 77073	Commercial and Industrial Engineering Services
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—September 25, 2014)(9)	1,033	1,030	1,033
		13% Current / 5% PIK Secured Debt (Maturity—September 25, 2014)	3,292	3,271	3,292
		Member Units (Fully diluted 52.6%)(8)		1,000	10,080

				5,301	14,405
Uvalco Supply, LLC 2521 E. Main St. Uvalde, TX 78801	Farm and Ranch Supply Store
		Member Units (Fully diluted 42.8%)(8)		1,113	3,180
Van Gilder Insurance Corporation 1515 Wynkoop, Ste. 200 Denver, CO 80202	Insurance Brokerage
		8% Current / 3% PIK Secured Debt (Maturity—January 31, 2014)	922	922	922
		8% Current / 3% PIK Secured Debt (Maturity—January 31, 2016)	1,275	1,264	1,264
		13% Current / 3% PIK Secured Debt (Maturity—January 31, 2016)	6,196	5,417	5,417
		Warrants (Fully diluted 10.0%)		1,209	1,180
		Common Stock (Fully diluted 15.5%)		2,500	2,430

				11,312	11,213
Vision Interests, Inc. 6630 Arroyo Springs St., Ste. 600 Las Vegas, NV 89113	Manufacturer / Installer of Commercial Signage
		13% Secured Debt (Maturity—December 23, 2016)	3,204	3,149	3,149
		Series A Preferred Stock (Fully diluted 50.9%)		3,000	2,000
		Common Stock (Fully diluted 19.1%)		3,706	60

				9,855	5,209
Ziegler's NYPD, LLC 13901 North 73rd St., #219 Scottsdale, AZ 85260	Casual Restaurant Group
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—October 1, 2013)(9)	1,000	999	999
		13% Current / 5% PIK Secured Debt (Maturity—October 1, 2013)	5,380	5,371	5,371
		Warrants (Fully diluted 46.6%)		600	180

				6,970	6,550

Subtotal Control Investments				210,213	272,698

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
American Sensor Technologies, Inc. 450 Clark Dr. Mt. Olive, NJ 07828	Manufacturer of Commercial / Industrial Sensors
		Warrants (Fully diluted 19.6%)		50	5,020
Bridge Capital Solutions Corporation 300 Morot Parkway, Suite 215 Hauppauge, NY 11788	Financial Services and Cash Flow Solutions
		13% Secured Debt (Maturity—April 17, 2017)	5,000	4,765	4,765
		Warrants (Fully diluted 7.5%)		200	390

				4,965	5,155
Congruent Credit Opportunities Fund II, LP(12)(13) 3131 McKinney Ave., Suite 850 Dallas, TX 75204	Investment Partnership
		LP Interests (Fully diluted 19.8%)(8)		21,546	21,927
Daseke, Inc. 17305 59th Avenue NE Arlington, WA 98223	Specialty Transportation Provider
		Common Stock (Fully diluted 12.6%)		1,427	7,310
East Teak Fine Hardwoods, Inc. 1106 Drake Road Donalds, SC 29638	Hardwood Products
		Common Stock (Fully diluted 5.0%)(8)		480	380
Gault Financial, LLC (RMB Capital, LLC) 409 Bearden Circle Knoxville, TN 37919	Purchases and Manages Liquidation of Distressed Assets
		14% Secured Debt (Maturity—November 21, 2016)	12,238	11,736	11,736
		Warrants (Fully diluted 22.5%)		400	240

				12,136	11,976
Houston Plating and Coatings, LLC 1315 Georgia St South Houston, TX 77587	Plating and Industrial Coating Services
		Member Units (Fully diluted 11.1%)(8)		635	8,560
Indianhead Pipeline Services, LLC 13167 County Hwy 00 Chippewa Falls, WI 54729	Pipeline Support Services
		12% Secured Debt (Maturity—February 6, 2017)	8,500	7,997	8,500
		Preferred Equity (8% cumulative)(8)		1,710	1,710
		Warrants (Fully diluted 10.6%)		459	1,760
		Member Units (Fully diluted 12.1%)(8)		1	2,010

				10,167	13,980
Integrated Printing Solutions, LLC 7025 South Fulton Street, Suite 100 Centennial, CO 80112	Specialty Card Printing
		13% Secured Debt (Maturity—September 23, 2016)	12,500	11,843	11,843
		Preferred Equity (Fully diluted 11.0%)		2,000	2,000
		Warrants (Fully diluted 8.0%)		600	860

				14,443	14,703
irth Solutions, LLC 5009 Horizons Drive Columbus, OH 43220	Damage Prevention Technology Information Services
		Member Units (Fully diluted 12.8%)(8)		624	2,750
KBK Industries, LLC East Hwy 96 Rush Center, KS 67575	Specialty Manufacturer of Oilfield and Industrial Products
		12.5% Secured Debt (Maturity—September 28, 2017)	9,000	8,917	9,000
		Member Units (Fully diluted 17.9%)(8)		341	5,430

				9,258	14,430
Olympus Building Services, Inc. Union Square Drive, Suite 110 New Hope, PA 18938	Custodial / Facilities Services
		12% Secured Debt (Maturity—March 27, 2014)	3,050	2,989	2,989
		12% Current / 3% PIK Secured Debt (Maturity—March 27, 2014)	1,022	1,022	1,022
		Warrants (Fully diluted 22.5%)		470	550

				4,481	4,561
OnAsset Intelligence, Inc. 3080 Story Road West Irving, TX 75038	Transportation Monitoring / Tracking Services
		12% Secured Debt (Maturity—April 18, 2013)	1,500	1,500	1,500
		Preferred Stock (7% cumulative) (Fully diluted 5.8%)(8)		1,721	2,469
		Warrants (Fully diluted 4.0%)		830	550

				4,051	4,519

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
OPI International Ltd.(13) 4545 Post Oak Place Drive Houston, TX 77027	Oil and Gas Construction Services
		Common Equity (Fully diluted 11.5%)(8)		1,371	4,971
PCI Holding Company, Inc. 12201 Magnolia Avenue Riverside, CA 92503	Manufacturer of Industrial Gas Generating Systems
		12% Current / 4% PIK Secured Debt (Maturity—December 18, 2017)	5,058	4,962	4,962
		Preferred Stock (20% cumulative) (Fully diluted 19.4%)(8)		1,588	1,588

				6,550	6,550
Quality Lease and Rental Holdings, LLC 501 East Kennedy Blvd, Suite 801 Tampa, FL 33602	Rigsite Accommodation Unit Rental and Related Services
		12% Secured Debt (Maturity—January 8, 2018)	37,350	36,800	36,800
		Preferred Member Units (Rocaciea, LLC) (Fully diluted 20.0%)		2,500	2,500

				39,300	39,300
Radial Drilling Services, Inc. 4921 Spring Cypress Spring, TX 77379	Oil and Gas Technology
		12% Secured Debt (Maturity—November 23, 2016)	4,200	3,518	3,518
		Warrants (Fully diluted 24.0%)		758	758

				4,276	4,276
Samba Holdings, Inc. 1730 Montano Road NW, Suite F Albuquerque, NM 87107	Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	11,725	11,567	11,725
		Common Stock (Fully diluted 19.4%)		1,707	3,671

				13,274	15,396
Spectrio LLC 720 Brooker Creek Blvd., Ste. 215 Oldsmar, FL 34677	Audio Messaging Services
		8% Secured Debt (Maturity—June 16, 2016)	280	280	280
		12% Secured Debt (Maturity—June 16, 2016)	17,990	17,584	17,963
		Warrants (Fully diluted 9.8%)		887	3,700

				18,751	21,943
SYNEO, LLC 3601 Galaznik Rd Angleton, TX 77515	Manufacturer of Specialty Cutting Tools and Punches
		12% Secured Debt (Maturity—July 13, 2016)	4,300	4,223	4,223
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,413	1,413
		Member Units (Fully diluted 11.1%)		1,000	1,000

				6,636	6,636
Texas Reexcavation LC 3025 Maxroy Houston, TX 77008	Hydro Excavation Services
		12% Current / 3% PIK Secured Debt (Maturity—December 31, 2017)	6,046	5,930	5,930
		Class A Member Units (Fully diluted 16.3%)		2,900	2,900

				8,830	8,830

Subtotal Affiliate Investments				183,251	223,173

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
AGS LLC(10) 727 Overhead Drive Oklahoma City, OK 73128	Developer, Manufacturer, and Operator of Gaming Machines
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—August 23, 2016)(9)	10,000	9,826	9,826
Ameritech College Operations, LLC 12257 Business Park Dr, Ste. 108 Draper, UT 84020	For-Profit Nursing and Healthcare College
		18% Secured Debt (Maturity—March 9, 2017)	6,050	5,946	6,050
AM General LLC(11) 105 N. Niles Ave. South Bend, IN 46634	Specialty Vehicle Manufacturer
		LIBOR Plus 9.00%, Current Coupon 10.25%, Secured Debt (Maturity—March 22, 2018)(9)	3,000	2,910	2,910
American Media, Inc.(11) 4950 Communication Ave Boca Raton, FL 33464	Magazine Operator
		11.50% Bond (Maturity—December 15, 2017)	2,000	1,857	1,954
Ancestry.com Inc.(11) 360 West 4800 North Provo, UT 84604	Genealogy Software Service
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—December 27, 2018)(9)	4,988	4,795	5,015
Artel, LLC(11) 1983 Preston White Drive Reston, VA 20191	Land-Based and Commercial Satellite Provider
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 27, 2017)(9)	4,938	4,891	4,950
Audio Visual Services Group, Inc.(11) 111 West Ocean Boulevard Long Beach, CA 90802	Hotel & Venue Audio Visual Operator
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—November 9, 2018)(9)	4,975	4,880	4,975
		LIBOR Plus 9.50%, Current Coupon 10.75%, Secured Debt (Maturity—May 9, 2019)(9)	5,000	4,904	4,979

				9,784	9,954
B. J. Alan Company 5555 Martin Luther King Jr. Blvd. Youngstown, OH 44502	Retailer and Distributor of Consumer Fireworks
		14% Current / 2.5% PIK Secured Debt (Maturity—June 22, 2017)	11,023	10,934	10,934
Blackboard, Inc.(11) 650 Massachusetts Avenue N.W., 6th Floor Washington, DC 20001	Education Software Provider
		LIBOR Plus 4.75%, Current Coupon 6.25%, Secured Debt (Maturity—October 4, 2018)(9)	1,358	1,358	1,380
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—April 4, 2019)(9)	2,000	1,855	1,993

				3,213	3,373
Brand Connections, LLC 26 Orange Rd Montclair, NJ 07042	Venue-Based Marketing and Media
		12% Secured Debt (Maturity—April 30, 2015)	7,774	7,645	7,774
Brasa Holdings Inc.(11) 14881 Quorum Drive, Suite 750 Dallas, TX 75254	Upscale Full Service Restaurants
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—July 18, 2019)(9)	3,483	3,391	3,509
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—January 19, 2020)(9)	6,000	5,930	6,090

				9,321	9,599
Calloway Laboratories, Inc.(10) 34 Commerce Way Woburn, MA 01801	Health Care Testing Facilities
		10.00% Current / 2.00% PIK Secured Debt (Maturity—September 30, 2014)	5,712	5,606	5,712
CDC Software Corporation(11) 2002 Summit Coulevard Atlanta, GA 30319	Enterprise Application Software
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—August 6, 2018)(9)	4,229	4,190	4,260

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)

CHI Overhead Doors, Inc.(11) 1485 Sunrise Dr. Arthur IL, 61911	Manufacturer of Overhead Garage Doors
		LIBOR Plus 4.25%, Current Coupon 5.75%, Secured Debt (Maturity—March 18, 2019)(9)	2,410	2,373	2,428
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—September 18, 2019)(9)	2,500	2,459	2,506

				4,832	4,934
Citadel Plastics Holding, Inc.(11) 1600 Powis Court West Chicago, IL 60185	Specialty Footwear Retailer
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—September 20, 2019)(9)	2,500	2,500	2,539
Compact Power Equipment Centers, Inc. P. O. Box 40 Fort Mill, SC 29716	Equipment / Tool Rental
		6% Current / 6% PIK Secured Debt (Maturity—October 1, 2017)	3,743	3,725	3,725
		Series A Stock (8% cumulative) (Fully diluted 4.2%)(8)		941	1,340

				4,666	5,065
Confie Seguros Holding II Co.(11) 6722 Orangethorpe Ave, Suite 200 Buena Park, CA 90620	Insurance Brokerage
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—November 9, 2018)(9)	4,988	4,917	5,029
Connolly Holdings, Inc.(11) 950 East Paces Ferry Road, Suite 2850 Atlanta, GA 30326	Audit Recovery Software
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—July 15, 2018)(9)	2,481	2,459	2,515
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—January 15, 2019)(9)	2,000	1,963	2,053

				4,422	4,568
Creative Circle, LLC(11) 5750 Wilshire Blvd, Suite 610 Los Angeles, CA 90036	Professional Staffing Firm
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—September 28, 2017)(9)	9,607	9,516	9,619
CST Industries(11) 9701 Renner, Suite 150 Lenexa, KS 66219	Storage Tank Manufacturer
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	12,031	11,876	12,054
Diversified Machine, Inc.(11) 28059 Center Oaks Court Wixom, MI 48393	Automotive Component Supplier
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—December 21, 2017)(9)	2,000	1,962	2,020
Drilling Info, Inc. 2600 Via Fortuna, Fifth Floor Austin, TX 78746	Information Services for the Oil and Gas Industry
		Common Stock (Fully diluted 2.3%)		1,335	6,090
Emerald Performance Materials, Inc.(11) 2020 Front Street, Suite 100 Cuyahoga Falls, OH 44221	Specialty Chemicals Manufacturer
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—May 18, 2018)(9)	4,467	4,430	4,490
EnCap Energy Fund Investments(12)(13) 1100 Louisiana Street, Suite 4900 Houston, TX 77002	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		2,137	2,254
		LP Interests (EnCap Energy Capital Fund VIII Co-Investors, L.P.) (Fully diluted 0.3%)		442	493
		LP Interests (EnCap Energy Capital Fund IX, L.P.) (Fully diluted 0.1%)		55	55
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 0.8%)		1,114	1,114

				3,748	3,916
Engility Corporation(11)(13) 3750 Centerview Drive Chantilly, VA 20151	Defense Software
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—July 18, 2017)(9)	5,000	4,957	5,013
eResearch Technology Inc.(11) 1818 Market Street, Suite 100 Philadelphia, PA 19103	Provider of Technology-Driven Health Research
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—May 2, 2018)(9)	4,040	3,911	4,065
Fairway Group Acquisition Company(11) 2284 12th Avenue New York, NY 10027	Retail Grocery
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—August 17, 2018)(9)	3,980	3,980	4,055
FC Operating, LLC(10) 5300 Patterson SE Grand Rapids, MI 49533	Christian Specialty Retail Stores
		LIBOR Plus 10.75%, Current Coupon 12.00%, Secured Debt (Maturity—November 14, 2017)(9)	6,000	5,887	6,000
FishNet Security, Inc.(11) 6130 Sprint Parkway, Suite 400 Overland Park, KS 66211	Information Technology Value-Added Reseller
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 30, 2017)(9)	7,980	7,905	7,980

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Fram Group Holdings, Inc.(11) 39 Old Ridgebury Rd Danbury, CT 06610	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—July 29, 2017)(9)	964	961	979
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	1,000	996	1,020

				1,957	1,999
GFA Brands, Inc.(11)(13) 115 West Century Road, Suite 260 Paramus, NJ 07652	Distributor of Health Food Products
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—July 2, 2018)(9)	6,790	6,668	6,909
Grede Holdings, LLC(11) 4000 Town Center, Suite 500 Southfield, MI 48075	Operator of Iron Foundries
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—April 3, 2017)(9)	5,000	4,976	5,050
Grupo Hima San Pablo, Inc.(11) P O Box 4980 Cahuas, Puerto Rico 00726	Tertiary Care Hospitals
		LIBOR Plus 7.00%, Current Coupon 8.50%, Secured Debt (Maturity—January 31, 2018)(9)	5,000	4,901	4,895
		13.75 Secured Debt (Maturity—July 31, 2018)(9)	2,000	1,901	1,945

				6,802	6,840
Hayden Acquisition, LLC 7801 West Tangerine Rd Rillito, AZ 85653	Manufacturer of Utility Structures
		8% Secured Debt (Maturity—April 1, 2013)	1,800	1,781	—
Healogics, Inc.(11) 5220 Belfort Road, Suite 130 Jacksonville, FL 32256	Wound Care Management
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—February 5, 2019)(9)	1,000	1,000	1,014
		Common Equity (Fully diluted 0.02%)(8)		50	50

				1,050	1,064
Hearthside Food Solutions, LLC(11) 1901 Butterfield Road, Suite 530 Downers Grove, IL 60515	Contract Food Manufacturer
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 5, 2018)(9)	3,980	3,945	4,020
Heckmann Corporation(11)(13) 300 Cherrington Park, Suite 200 Coraopolis, PA 15108	Water Treatment and Disposal Services
		9.88% Bond (Maturity—April 15, 2018)	3,500	3,500	3,715
HOA Restaurant Group, LLC(11) 1815 The Exchange Atlant, GA 30339	Casual Restaurant Group
		11.25% Bond (Maturity—April 1, 2017)	2,000	2,000	1,880
Hudson Products Holdings, Inc.(11) 9660 Grunwald Road Beasley, TX 77417	Manufacturer of Heat Transfer Equipment
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—June 7, 2017)(9)	4,000	3,962	4,040
Il Fornaio Corporation(11) 770 Tamalpais Drive #400 Corte Madera, CA 94925	Casual Restaurant Group
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 10, 2017)(9)	1,822	1,815	1,840
Insight Pharmaceuticals, LLC(11) 900 Northbrook Drive, Suite 200 Trevose, PA 19053	Pharmaceuticals Merchant Wholesalers
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—August 25, 2016)(9)	4,988	4,965	5,044
Ipreo Holdings LLC(11) 1359 Broadway, 2nd Floor New York, NY 10018	Application Software for Capital Markets
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—August 5, 2017)(9)	5,637	5,564	5,707
iStar Financial Inc.(11)(13) 1114 Avenue of the America New York, NY 10036	Real Estate Investment Trust
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—March 19, 2016)(9)	515	507	522

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Ivy Hill Middle Market Credit Fund III, Ltd.(12)(13) 245 Park Avenue, 44th Floor New York, NY 10167	Investment Partnership
		LIBOR Plus 6.50%, Current Coupon 6.70%, Secured Debt (Maturity—January 15, 2022)	2,000	1,686	1,975
Jackson Hewitt Tax Services Inc.(11) 3 Sylvan Way Parsippany, NJ 07054	Tax Preparation Services
		LIBOR Plus 8.50%, Current Coupon 10.00%, Secured Debt (Maturity—October 15, 2017)(9)	5,000	4,815	4,950
Kadmon Pharmaceuticals, LLC(10) 450 East 29th Street New York, NY 10016	Biopharmaceutical Products and Services
		LIBOR Plus 13.00% / 12.00% PIK, Current Coupon with PIK 27.00%, Secured Debt (Maturity—April 30, 2013)(9)	3,945	4,137	4,137
		LIBOR Plus 13.00% / 12.00% PIK, Current Coupon with PIK 27.00%, Secured Debt (Maturity—April 30, 2013)(9)	2,000	2,097	2,174

				6,234	6,311
Keypoint Government Solutions, Inc.(11) 115 East 57th Street New York, NY 10022	Pre-employment Screening Services
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 13, 2017)(9)	4,938	4,845	4,938
LKCM Headwater Investments I, L.P.(12)(13) 301 Commerce Street, Suite 1600 Fort Worth, TX 76102	Investment Partnership
		LP Interests (Fully diluted 2.27%)(8)		925	925
Maverick Healthcare Group LLC(10) 2546 W. Birchwood Avenue, #101 Mesa, AZ 85202	Home Healthcare Products and Services
		LIBOR Plus 9.00%, Current Coupon 10.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,888	4,888	4,900
Media Holdings, LLC(11)(13) 32 boulevard Royal L-2449 Luxembourg City Luxembourg	Internet Traffic Generator
		LIBOR Plus 13.00%, Current Coupon 15.00%, Secured Debt (Maturity—April 27, 2014)(9)	5,000	5,337	5,357
Medpace Intermediateco, Inc.(11) 4620 Wesley Avenue Cincinnati, OH 45212	Clinical Trial Development and Execution
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—June 19, 2017)(9)	4,612	4,560	4,623
Metal Services LLC(11) The Liberty Place at Kennett Square 148 W. State Street, Suite 301 Kennett Square, PA 19348	Steel Mill Services
		LIBOR Plus 6.50%, Current Coupon 7.75%, Secured Debt (Maturity—June 30, 2017)(9)	4,988	4,894	5,054
Metals USA, Inc.(11) 2400 East Commercial Blvd. Suite 905 Fort Lauderdale, FL 33308	Operator of Metal Service Centers
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—December 14, 2019)(9)	7,481	7,409	7,534
Milk Specialties Company(11) 7500 Flying Cloud Drive, Suite 500 Eden Prairie, MN 55344	Processor of Nutrition Products
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—November 9, 2018)(9)	5,000	4,952	5,034
Miramax Film NY, LLC(11) 1601 Cloverfield Blvd., Suite 2000 Santa Monica, CA 90404	Motion Picture Producer and Distributor
		Class B Units (Fully diluted 0.2%)		500	667
Mitel US Holdings, Inc.(11) 11391 Decimal Dr. Louisville, KY 40299	Enterprise IP Telephone Provider
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—February 27, 2019)(9)	4,000	3,960	4,013

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Mmodal, Inc.(11) 9009 Carothers Parkway Franklin, TN 37067	Healthcare Equipment and Services
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—August 16, 2019)(9)	3,980	3,931	3,860
Modern VideoFilm, Inc.(10) 2300 W Empire Ave Burbank CA 91504	Post-Production Film Studio
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—December 19, 2017)(9)	5,054	4,837	5,054
		Warrants (Fully diluted 1.5%)		150	150

				4,987	5,204
Mood Media Corporation(11)(13) 20 York Mills Road, 6th Floor Toronto, Ontario, Canada, M2P 2C2	Music Programming and Broadcasting
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—May 6, 2018)(9)	1,770	1,756	1,783
National Vision, Inc.(11) 296 Grayson Highway Lawrenceville, GA 30047	Discount Optical Retailer
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—August 2, 2018)(9)	3,209	3,165	3,249
NCI Building Systems, Inc.(13) 10943 North Sam Houstgon Parkway Houston, TX 77064	Non-Residential Building Products Manufacturer
		LIBOR Plus 6.75%, Current Coupon 8.00%, Secured Debt (Maturity—May 2, 2018)(9)	2,384	2,276	2,427
NCP Investment Holdings, Inc. 10000 Memorial Drive, Suite 540 Houston, TX 77056	Management of Outpatient Cardiac Cath Labs
		Class A and C Units (Fully diluted 3.3%)(8)		20	2,474
NGPL PipeCo, LLC(11) 500 Dallas Street, Suite 1000 Houston, TX 77002	Natural Gas Pipelines and Storage Facilities
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—September 15, 2017)(9)	8,679	8,554	8,820
North American Breweries Holdings, LLC(11) 445 Saint Paul Street Rochester, NY 14605	Operator of Specialty Breweries
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—December 11, 2018)(9)	3,990	3,914	4,095
Northland Cable Television, Inc.(11) 101 Stewart Street, #700 Seattle, WA 98101	Television Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,799	4,703	4,751
Oberthur Technologies SA(13) 50 Quai Michelet 92300 Levallois Perret, France	Smart Card, Printing, Identity, and Cash Protection Security
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—November 30, 2018)(9)	6,965	6,658	6,965
Oneida Ltd.(11) 163 Kenwood Avenue Oneida, NY 13421	Household Products Manufacturer
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—September 25, 2017)(9)	1,795	1,764	1,768
Orbitz Worldwide, Inc.(11)(13) 500 W. Madison St. Chicago, IL 60661	Online Travel Agent
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—September 20, 2017)(9)	2,000	2,000	2,021
		LIBOR Plus 6.75%, Current Coupon 8.00%, Secured Debt (Maturity—March 20, 2019)(9)	500	500	506

				2,500	2,527
Panolam Industries International, Inc.(11) 20 Progress Drive Shelton, CT 06484	Decorative Laminate Manufacturer
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—August 23, 2017)(9)	3,997	3,961	3,997
Permian Holdings, Inc.(11) 2701 W interstate 20 Odessa, TX 76760	Storage Tank Manufacturer
		10.50% Bond (Maturity—January 15, 2018)	1,500	1,500	1,545

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Physician Oncology Services, L.P.(11) 53 Perimeter Center East Atlanta, GA 30346	Provider of Radiation Therapy and Oncology Services
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—January 31, 2017)(9)	942	935	942
Preferred Proppants, LLC(11) One Radnor Corporate Center 100 Matsonford Road, Suite 101 Radnor, PA 19087	Producer of Sand Based Proppants
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—December 15, 2016)(9)	5,927	5,815	5,578
Primesight Limited(10) (13) The Met Building, 22 Percy Street London, UK W1T 2BU	Outdoor Advertising Operator
		11.25% Secured Debt (Maturity—October 17, 2015)	7,671	7,671	7,500
PRV Aerospace, LLC(11) 2600 94th Street SW, Suite 150 Everett, WA 98204	Aircraft Equipment Manufacturer
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—May 9, 2018)(9)	5,972	5,920	6,024
Radio One, Inc.(11) 5900 Princess Garden Parkway, 7th Floor Lanham, MD 20706	Radio Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 31, 2016)(9)	2,925	2,887	3,005
Relativity Media, LLC(10) 9242 Beverly Boulevard, Suite 300 Beverly Hills, CA 902010	Full-scale Film and Television Production and Distribution
		10.00% Secured Debt (Maturity—May 24, 2015)	4,904	4,832	4,904
		15.00% PIK Secured Debt (Maturity—May 24, 2015)	5,685	5,440	5,685
		Class A Units (Fully diluted 0.2%)		292	292

				10,564	10,881
Sabre Industries, Inc.(11) 8653 East Highway 67 Alvarado, TX 76009	Manufacturer of Telecom Structures and Equipment
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—August 24, 2018)(9)	6,484	6,394	6,524
SAExploration, Inc.(11)(13) 8240 Sandlewood Pl., Suite 102 Anchorage, AK 99507	Geophysical Services Provider
		11% Current / 2.50% PIK Secured Debt (Maturity— November 28, 2016)(9)	4,000	4,027	4,027
		Warrants (Fully diluted 0.05%)		53	53

				4,080	4,080
Shale-Inland Holdings, LLC(11) 6750 West Loop S., Suite 520 Bellaire, TX 77401	Distributor of Pipe, Valves, and Fittings
		8.75% Bond (Maturity—November 15, 2019)	3,000	3,000	3,150
Sonneborn, LLC.(11) 600 Parsippany Road, Suite 100 Parsippany, NJ 07054	Specialty Chemicals Manufacturer
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—March 30, 2018)(9)	2,970	2,919	3,029
Sotera Defense Solutions, Inc.(11) 2121 Cooperative Way, Suite 400 Herndon, VA 20171-5393	Defense Industry Intelligence Services
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—April 22, 2017)(9)	9,171	8,839	9,080
Sourcehov LLC(11) 3232 McKinney Ave., Suite 1000 Dallas, TX 75204	Business Process Services
		LIBOR Plus 5.38%, Current Coupon 6.63%, Secured Debt (Maturity—April 28, 2017)(9)	2,955	2,878	2,944
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—April 30, 2018)(9)	5,000	4,552	5,050

				7,430	7,994
Surgery Center Holdings, Inc.(11) 5501 W. Gray Street Tampa, FL 33609	Ambulatory Surgical Centers
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 6, 2017)(9)	4,869	4,851	4,881

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Sutherland Global Services, Inc.(11) 202 Wallace Way Rochester, NY 14624	Business Process Outsourcing Provider
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—March 6, 2019)(9)	7,000	6,862	6,948
Tervita Corporation(11)(13) 1800 140-10 Avenue SE Calgary, Alberta	Oil and Gas Environmental Services
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—May 15, 2018)(9)	3,500	3,466	3,549
The Tennis Channel, Inc.(10) 2850 Ocean Park Blvd., Ste. 150 Santa Monica, CA 90405	Television-Based Sports Broadcasting
		LIBOR Plus 6% / 4% PIK, Current Coupon with PIK 14%, Secured Debt (Maturity— June 30, 2013)(9)	11,160	12,887	12,887
		Warrants (Fully diluted 0.1%)		235	235

				13,122	13,122
Therakos, Inc.(11) 1001 US Route 202 Raritan, NJ 08869	Immune System Disease Treatment
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—December 27, 2017)(9)	4,988	4,842	5,000
Totes Isotoner Corporation(11) 9655 International Boulevard Cincinnati, OH 45246	Weather Accessory Retail
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—July 7, 2017)(9)	4,686	4,615	4,701
TriNet HR Corporation(13) 1100 San Leandro Boulevard, Suite 400 San Leandro, CA 94577	Outsourced Human Resources Solutions
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—October 24, 2018)(9)	2,993	2,993	3,022
UniTek Global Services, Inc.(11) 1777 Sentry Parkway West Gwynedd Hall, Suite 202 Blue Bell, PA 19422	Provider of Outsourced Infrastructure Services
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—April 15, 2018)(9)	4,377	4,270	4,366
Univeral Fiber Systems, LLC(10) 14401 Industrial Park Road Bristol, VA 24202	Manufacturer of Synthetic Fibers
		LIBOR Plus 5.75%, Current Coupon 7.50%, Secured Debt (Maturity—June 26, 2015)(9)	5,123	5,042	5,046
US Xpress Enterprises, Inc.(11) 4080 Jenkins Road Chattanooga, TN 37421	Truckload Carrier
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—November 13, 2016)(9)	6,313	6,197	6,329
VFH Parent LLC(11) 645 Madison Avenue, 16th Floor New York, NY 10022	Electronic Trading and Market Making
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—July 8, 2016)(9)	3,386	3,386	3,432
Visant Corporation(11) 357 Main Street Armonk, NY 10504	School Affinity Stores
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 22, 2016)(9)	3,882	3,882	3,779
Vision Solutions, Inc.(11) 15300 Barranca Parkway Irvine, CA 92618	Provider of Information Availability Software
		LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—July 23, 2016)(9)	2,450	2,286	2,442
		LIBOR Plus 8.00%, Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,963	4,950

				7,249	7,392
Walter Investment Management Corp.(11)(13) 3000 Bayport Drive, Suite 1100 Tampa, FL 33607	Real Estate Services
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—November 28, 2017)(9)	2,438	2,415	2,485
Wenner Media LLC(11) 1290 Avenue of the Americans New York, NY 10104	Magazine Operator
		LIBOR Plus 9.50%, Current Coupon 10.75%, Secured Debt (Maturity—February 17, 2018)(9)	2,191	2,115	2,183

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Western Dental Services, Inc.(11) 530 South Main Street Orange, CA 92868	Dental Care Services
		LIBOR Plus 7.00%, Current Coupon 8.25%, Secured Debt (Maturity—November 1, 2018)(9)	4,988	4,846	4,992
Wilton Brands LLC(11) 2240 W 75th Street Woodridge, IL 60517	Specialty Housewares Retailer
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—August 30, 2018)(9)	1,950	1,914	1,978
Wireco Worldgroup Inc.(11) 12200 NW Ambassador Drive Kansas City, MO 64163	Manufacturer of Synthetic Lifting Products
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—February 15, 2017)(9)	2,488	2,466	2,522
Zilliant Incorporated 3815 S Capital of Texas Highway, #300 Austin, TX 78704	Price Optimization and Margin Management Solutions
		12% Secured Debt (Maturity—June 15, 2017)	8,000	6,911	6,911
		Warrants (Fully diluted 3.0%)		1,071	1,071

				7,982	7,982

Subtotal Non-Control/Non-Affiliate Investments				474,917	489,620

Main Street Capital Partners, LLC (Investment Manager)	Asset Management
		100% of Membership Interests		2,668	—

Total Portfolio Investments, March 31, 2013				871,049	985,491

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted.

(2)
Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Private Loans portfolio investment.

(11)
Middle Market portfolio investment.

(12)
Other Portfolio investment.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

MANAGEMENT

        Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors appoints our officers, who serve at the discretion of the Board of Directors. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors has an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, and may establish additional committees from time to time as necessary.

Board of Directors and Executive Officers

        Our Board of Directors consists of six members, four of whom are classified under applicable NYSE listing standards as "independent" directors and under Section 2(a)(19) of the 1940 Act as "non-interested" persons. Pursuant to our articles of incorporation, each member of our Board of Directors serves a one year term, with each current director serving until the 2013 Annual Meeting of Stockholders and until his respective successor is duly qualified and elected. Our articles of incorporation give our Board of Directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

  Directors

        Information regarding our current Board of Directors is set forth below as of April 1, 2013. We have divided the directors into two groups—independent directors and interested directors. Interested directors are "interested persons" of MSCC as defined in Section 2(a)(19) of the 1940 Act. The address for each director is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

  Independent Directors

Name	Age	Director Since	Expiration of Term
Michael Appling Jr.	46	2007	2013
Joseph E. Canon	70	2007	2013
Arthur L. French	72	2007	2013
J. Kevin Griffin	41	2011	2013

  Interested Directors

Name	Age	Director Since	Expiration of Term
Vincent D. Foster	56	2007	2013
Todd A. Reppert	43	2007	2013

  Executive Officers

        The following persons serve as our executive officers in the following capacities (ages as of April 1, 2013):

Name	Age	Position(s) Held
Vincent D. Foster*†	56	Chairman of the Board, President and Chief Executive Officer
Todd A. Reppert*†	43	Director and Executive Vice Chairman
Dwayne L. Hyzak	40	Chief Financial Officer, Senior Managing Director and Treasurer
Curtis L. Hartman†	40	Chief Credit Officer and Senior Managing Director
David L. Magdol*	42	Chief Investment Officer and Senior Managing Director
Rodger A. Stout	61	Executive Vice President
Jason B. Beauvais	37	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
Nicholas T. Meserve	33	Managing Director
Robert M. Shuford	33	Managing Director
Shannon D. Martin	43	Vice President, Chief Accounting Officer and Assistant Treasurer

*
Member of our Investment Committee. The Investment Committee is responsible for all aspects of our investment process with respect to our LMM portfolio investments, including approval of such investments.

†
Member of our Credit Committee. The Credit Committee is responsible for all aspects of our investment process with respect to our Middle Market portfolio investments, including approval of such investments.

        The address for each executive officer is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

Biographical Information

  Independent Directors

        Michael Appling, Jr. is the President and Chief Executive Officer of TNT Crane & Rigging Inc., a privately held full service crane and rigging operator. From July 2002 through August 2007, he was the Executive Vice President and Chief Financial Officer of XServ, Inc., a large private equity funded, international industrial services and rental company. Mr. Appling also held the position of CEO and President for United Scaffolding, Inc., an XServ, Inc. operating subsidiary. In February 2007, XServ, Inc. was sold to The Brock Group, a private industrial services company headquartered in Texas. From March 2000 to June 2002, Mr. Appling served as the Chief Financial Officer of CheMatch.com, an online commodities trading forum. ChemConnect, Inc., a venture backed independent trading exchange, acquired CheMatch.com in January 2002. From June 1999 to March 2000, Mr. Appling was Vice President and Chief Financial Officer of American Eco Corporation, a publicly traded, international fabrication, construction and maintenance provider to the energy, pulp and paper and power industries. Mr. Appling worked for ITEQ, Inc., a publicly traded, international fabrication and services company, from September 1997 to May 1999, first as a Director of Corporate Development and then as Vice President, Finance and Accounting. From July 1991 to September 1997, Mr. Appling worked at Arthur Andersen, where he practiced as a certified public accountant. We believe Mr. Appling is qualified to serve on our Board of Directors because of his extensive finance and accounting experience, as well as his executive leadership and management experience as a chief executive officer.

        Joseph E. Canon, since 1982, has been the Executive Vice President and Executive Director, and a member of the Board of Directors, of Dodge Jones Foundation, a private charitable foundation located in Abilene, Texas. He has also been involved during this time as an executive officer and director of several private companies and partnerships with emphasis on energy, financial and other alternative investments. Prior to 1982, Mr. Canon was an Executive Vice President of the First National Bank of Abilene. From 1974 to 1976, he was the Vice President and Trust Officer with the First National Bank of Abilene. Mr. Canon currently serves on the Board of Directors of First Financial Bankshares, Inc. (NASDAQ-GM: FFIN), a $3 billion bank and financial holding company headquartered in Abilene, Texas. Mr. Canon also serves on the Board of Directors for several bank and trust/asset management subsidiaries of First Financial Bankshares, Inc. He has also served as an executive officer and member of the Board of Directors of various other organizations including the Abilene Convention and Visitors Bureau, Abilene Chamber of Commerce, Conference of Southwest Foundations, City of Abilene Tax Increment District, West Central Texas Municipal Water District and the John G. and Marie Stella Kenedy Memorial Foundation. We believe Mr. Canon's qualifications to serve on our Board of Directors include his many years of managing and investing assets on behalf of public and private entities, his considerable experience in trust banking activities and practices, and his experience on other public boards of directors.

        Arthur L. French has served in a variety of executive management and board of director roles over the course of his business career. He began his private investment activities in 2000 and served as a director of Fab Tech Industries, a steel fabricator, from November 2000 until August 2009, as a director of Houston Plating and Coatings Company, an industrial coatings company, from 2002 until 2007, as a director of Rawson LP, an industrial distribution and maintenance services company, from May 2003 until June 2009, and as non-executive chairman of Rawson Holdings, LLC from March 2009 until December 2010. From September 2003 through March 2007, Mr. French was a member of the Advisory Board of Main Street Capital Partners, LLC and a limited partner of Main Street Mezzanine Fund, LP (both of which are now subsidiaries of Main Street). Mr. French currently serves as an advisor to LKCM Capital Group ("LKCM Capital"), an investment company headquartered in Ft. Worth, Texas. Since January 2011, he has also served as chairman of LKCM Distribution Holdings, LP, a LKCM Capital portfolio company that provides strategy overview and direction for several industrial distribution organizations engaged in maintenance and technical services, engineered products distribution and light manufacturing. In addition, since April 2010, Mr. French has served as a director of Industrial Distribution Group, another LKCM Capital portfolio company that provides industrial components and store room management services for manufacturing companies. From 1996-1999, Mr. French was Chairman and Chief Executive Officer of Metals USA Inc. (NYSE), where he managed the process of founders acquisition, assembled the management team and took the company through a successful IPO in July 1997. From 1989-1996, he served as Executive Vice President and Director of Keystone International, Inc. (NYSE), a manufacturer of flow controls equipment. After serving as a helicopter pilot in the United States Army, Captain Corps of Engineers from 1963-1966, Mr. French began his career as a Sales Engineer for Fisher Controls International, Inc., in 1966. During his tenure with Fisher Controls, from 1966-1989, Mr. French held various titles, and ended his career at Fisher Controls as President, Chief Operating Officer and Director. We believe Mr. French is qualified to serve on our Board of Directors because of his executive management and leadership roles within numerous public and private companies and his experience in investing in private companies.

        J. Kevin Griffin is the Senior Vice President of Financial Planning & Analysis at Novant Health, a not-for-profit integrated system of 13 hospitals and a medical group consisting of 1,124 physicians in 355 clinic locations, as well as numerous outpatient surgery centers, medical plazas, rehabilitation programs, diagnostic imaging centers, and community health outreach programs. Mr. Griffin's responsibilities at Novant primarily include debt capital market and M&A transactions, along with various other strategic analysis projects. From 2007 to October 2012, Mr. Griffin was a Managing Director of Fennebresque & Co., LLC, a boutique investment banking firm located in Charlotte, North Carolina. From 2003 through 2007, he was a Partner at McColl Partners, LLC, where he originated and executed middle market M&A transactions. Prior to McColl Partners, Mr. Griffin worked in the M&A and corporate finance divisions of Lazard Ltd, JPMorgan, and Bank of America in New York, Chicago, and Charlotte. Mr. Griffin's investment banking experience consists primarily of executing and originating mergers and acquisitions and corporate finance transactions. Mr. Griffin received a bachelor of science degree in business administration from The University of North Carolina at Chapel Hill and a master of business administration degree, with honors, from the University of Chicago Booth School of Business. We believe Mr. Griffin is qualified to serve on our Board of Directors because of his extensive finance and valuation experience, his knowledge of the healthcare industry, and his extensive background in working with middle market companies in an M&A and advisory capacity.

  Interested Directors

        Vincent D. Foster has served as the Chairman of our Board of Directors and as our Chief Executive Officer since 2007 and as our President since October 2012. He has also been a member of our investment committee since its formation in 2007 and a member of our credit committee since its formation in 2011. Mr. Foster also currently serves as a founding director of Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries, and a director of Team, Inc. (NYSE: TISI), which provides specialty contracting services to the petrochemical, refining, electric power and other heavy industries. He also served as a director of U.S. Concrete, Inc. (NASDAQ-CM: USCR) from 1999 until 2010, Carriage Services, Inc. (NYSE: CSV) from 1999 to 2011 and HMS Income Fund, Inc., a non-publicly traded business development company of which Main Street acts as the investment sub-adviser, from 2012 until February 2013. In addition, Mr. Foster served as a founding director of the Texas TriCities Chapter of the National Association of Corporate Directors from 2004 to 2011. Following his graduation from Michigan State University, Mr. Foster, a C.P.A., had a 19 year career with Arthur Andersen, where he was a partner from 1988-1997. Mr. Foster was the director of Andersen's Corporate Finance and Mergers and Acquisitions practice for the Southwest United States and specialized in working with companies involved in consolidating their respective industries. From 1997, Mr. Foster co-founded and has acted as co-managing partner or chief executive of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including Main Street Mezzanine Fund, LP and its general partner, Main Street Mezzanine Management, LLC, Main Street Capital II, LP and its general partner, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. Mr. Foster received his J.D. from Wayne State University Law School and also attended the University of Houston Law Center. Mr. Foster received the Ernst & Young Entrepreneur of the Year 2008 Award in the financial services category in the Houston & Gulf Coast Area. The program honors entrepreneurs who have demonstrated exceptionality in innovation, financial performance and personal commitment to their businesses and communities. We believe Mr. Foster is qualified to serve on our Board of Directors because of his intimate knowledge of our operations through his day-to-day leadership as President and Chief Executive Officer of Main Street, along with his comprehensive experience on other public Boards of Directors and his extensive experience in tax, accounting, mergers and acquisitions, corporate governance and finance.

        Todd A. Reppert has served as our Executive Vice Chairman since October 2012. He has also been a member of our investment committee since its formation in 2007 and a member of our credit committee since its formation in 2011. Mr. Reppert also served as our President from 2007 until 2012 and as our Chief Financial Officer from 2007 until 2011. Mr. Reppert is also a director and member of the audit committee and nominating and governance committee of Consolidated Graphics, Inc. (NYSE: CGX), which is one of North America's leading commercial general printing companies. From 2000, Mr. Reppert co-founded and has acted as co-managing partner or in other executive roles of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including Main Street Mezzanine Fund, LP and its general partner, Main Street Mezzanine Management, LLC, Main Street Capital II, LP and its general partner, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. Prior to that, he was a principal of Sterling City Capital, LLC, a private investment group focused on small to middle market companies. Prior to joining Sterling City Capital in 1997, Mr. Reppert was with Arthur Andersen since 1991. At Arthur Andersen, he assisted in several industry consolidation initiatives, as well as numerous corporate finance and merger/acquisition initiatives. We believe Mr. Reppert's qualifications to serve on our Board of Directors include his extensive finance and accounting experience, his management and operational experience as the former President and Chief Financial Officer and current Executive Vice Chairman of Main Street, and his considerable experience in corporate finance, mergers and acquisitions and investing in lower middle-market companies.

  Non-Director Executive Officers

        Dwayne L. Hyzak has served as our Chief Financial Officer and a Senior Managing Director since 2011 and as our Treasurer since June 2012. Previously, Mr. Hyzak served as one of our Senior Vice Presidents since 2007 and as Senior Vice President Finance since 2011. From 2002, Mr. Hyzak has served as a Senior Managing Director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. From 2000 to 2002, Mr. Hyzak was a director of integration with Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries, where he was principally focused on the company's mergers and acquisitions and corporate finance activities. Prior to joining Quanta Services, Inc., he was a manager with Arthur Andersen in its Transaction Advisory Services group.

        Curtis L. Hartman has served as our Chief Credit Officer and a Senior Managing Director since 2011. Mr. Hartman is also the chairman of our credit committee. Previously, Mr. Hartman served as one of our Senior Vice Presidents since 2007. From 2000, Mr. Hartman has served as a Senior Managing Director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. From 1999 to 2000, Mr. Hartman was an investment adviser for Sterling City Capital, LLC. Concurrently with joining Sterling City Capital, he joined United Glass Corporation, a Sterling City Capital portfolio company, as director of corporate development. Prior to joining Sterling City Capital, Mr. Hartman was a manager with PricewaterhouseCoopers LLP, in its M&A/Transaction Services group. Prior to that, he was employed as a senior auditor by Deloitte & Touche LLP.

        David L. Magdol has served as our Chief Investment Officer and a Senior Managing Director since 2011. Mr. Magdol is also the chairman of our investment committee. Previously, Mr. Magdol served as one of our Senior Vice Presidents since 2007. From 2002, Mr. Magdol has served as a Senior Managing Director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. Mr. Magdol joined Main Street from the investment banking group at Lazard Freres & Co. Prior to Lazard, he managed a portfolio of private equity investments for the McMullen Group, a private investment firm/family office capitalized by Dr. John J. McMullen, the former owner of the New Jersey Devils and the Houston Astros. Mr. Magdol began his career in the structured finance services group of JP Morgan Chase.

        Rodger A. Stout has served as our Executive Vice President since June 2012. Previously, Mr. Stout served as our Chief Compliance Officer, Senior Vice President—Finance and Administration and Treasurer since 2007. From 2006, Mr. Stout has served as Executive Vice President and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. From 2000 to 2006, Mr. Stout was senior vice president and chief financial officer for FabTech Industries, Inc., one of the largest domestic structural steel fabricating companies. From 1985 to 2000, he was a senior financial executive for Jerold B. Katz Interests. He held numerous positions over his 15 year tenure with this national scope financial services conglomerate. Those positions included director, executive vice president, senior financial officer and investment officer. Prior to 1985, Mr. Stout was an international tax executive in the oil and gas service industry.

        Jason B. Beauvais has served as our Senior Vice President, General Counsel, Chief Compliance Officer and Secretary since June 2012. Previously, Mr. Beauvais served as our Vice President, General Counsel and Secretary since 2008. From 2008, Mr. Beauvais has also served as General Counsel and in other executive positions of several of our subsidiary funds and entities, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. From 2006 through 2008, he was an attorney with Occidental Petroleum Corporation, an international oil and gas exploration and production company. Prior to joining Occidental Petroleum Corporation, Mr. Beauvais practiced corporate and securities law at Baker Botts L.L.P., where he primarily counseled companies in public issuances and private placements of debt and equity and handled a wide range of general corporate and securities matters as well as mergers and acquisitions.

        Nicholas T. Meserve has served as a Managing Director on our middle market investment team since 2012. Previously, from 2004 until 2012, Mr. Meserve worked at Highland Capital Management, LP, a large alternative credit manager, and certain of its affiliates, where he managed a portfolio of senior loans and high yield bonds across a diverse set of industries. Prior to Highland, he was a Credit Analyst at JP Morgan Chase & Co.

        Robert M. Shuford has served as a Managing Director on our lower middle market team since 2012, and has been with the firm in various roles since January of 2006. Previously, Mr. Shuford was a Senior Associate of Avail Consulting, LLC in the Financial Advisory Services Group. While at Avail, Mr. Shuford was actively involved in the valuation of closely held stock, performance of acquisition due diligence and the valuation of intangible assets for a number of clients in a number of industries. His experience at Avail also includes financial and economic analysis of operating businesses, including the qualitative and quantitative analysis of historical and projected performance. These engagements were performed in connection with mergers, acquisitions, tax planning and reporting, litigation support, financial reporting and general corporate planning. His experience also includes extensive pro forma financial modeling for various types of companies.

        Shannon D. Martin has served as our Vice President, Chief Accounting Officer and Assistant Treasurer since 2012. From 2006 to 2012, Mr. Martin worked as an independent consultant and performed financial advisory services for several clients, including functioning as acting Chief Accounting Officer from 2008 to 2011 for EquaTerra, Inc. From 1999 to 2006, Mr. Martin was a director of accounting integration and audit with Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries, where he focused on the development of integrated accounting, business and information system processes and the company's acquisition and integration strategies. From 1992 to 1999, Mr. Martin worked at Arthur Andersen as a manager in the Commercial Services group.

CORPORATE GOVERNANCE

        We maintain a corporate governance section on our website which contains copies of the charters for the committees of our Board of Directors. The corporate governance section may be found at

http://mainstcapital.com under "Governance" in the "Investor Relations" section of our website. The corporate governance section contains the following documents, which are available in print to any stockholder who requests a copy in writing to Main Street Capital Corporation, Corporate Secretary's Office, 1300 Post Oak Blvd., Suite 800, Houston, Texas 77056:

  Audit Committee Charter
  Nominating and Corporate Governance Committee Charter
  Compensation Committee Charter

        In addition, our Code of Business Conduct and Ethics and our Corporate Governance and Stock Ownership Guidelines may be found at http://mainstcapital.com under "Governance" in the "Investor Relations" section of our website and are available in print to any stockholder who requests a copy in writing.

Director Independence

        Our Board of Directors currently consists of six members, four of whom are classified under applicable listing standards of the New York Stock Exchange as "independent" directors and under Section 2(a)(19) of the 1940 Act as not "interested persons." Based on these independence standards, our Board of Directors has affirmatively determined that the following directors are independent:

  Michael Appling Jr.
  Joseph E. Canon
  Arthur L. French
  J. Kevin Griffin

        Our Board of Directors considered the following transactions in evaluating our directors' independence under the applicable listing standards of the New York Stock Exchange. Messrs. Canon and French were limited partners in Main Street Capital II, LP, a Small Business Investment Company, or SBIC, fund licensed by the United States Small Business Administration, in which we acquired a majority limited partnership interest in January 2010. In February 2012, after obtaining exemptive relief from the Securities and Exchange Commission, or SEC, the Company acquired the limited partnership interest of each of Mr. French and Mr. Canon in Main Street Capital II, LP, along with the limited partnership interest of other affiliates of the Company, in accordance with the terms and conditions of such relief. Our Board of Directors determined that the prior transactions described above would not impact the ability of either Mr. Canon or Mr. French to exercise independent judgment and do not impair the independence of either of them.

Communications with the Board

        Stockholders or other interested persons may send written communications to the members of our Board of Directors, addressed to Board of Directors, c/o Main Street Capital Corporation, Corporate Secretary's Office, 1300 Post Oak Blvd., Suite 800, Houston, Texas 77056. All communications received in this manner will be delivered to one or more members of our Board of Directors.

Board Leadership Structure

        Mr. Foster currently serves as both our President and Chief Executive Officer and as the Chairman of our Board of Directors. As our President and Chief Executive Officer, Mr. Foster is an "interested person" under Section 2(a)(19) of the 1940 Act. The Board believes that the Company's President and Chief Executive Officer is currently best situated to serve as Chairman given his history with the Company, his deep knowledge of the Company's business and his extensive experience in managing private debt and equity investments in lower middle market companies. The Company's independent directors bring experience, oversight and expertise from outside the Company and industry, while the

President and Chief Executive Officer brings company- specific and industry-specific experience and expertise. The Board believes that the combined role of Chairman, President and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.

        One of the key responsibilities of the Board is to oversee the development of strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the combined role of Chairman, President and Chief Executive Officer, together with a Lead Independent Director as described below, is in the best interest of our stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

        Our Board of Directors designated Arthur L. French as Lead Independent Director to preside at all executive sessions of non-management directors. In the Lead Independent Director's absence, the remaining non-management directors may appoint a presiding director by majority vote. The non-management directors meet in executive session without management on a regular basis. The Lead Independent Director also has the responsibility of consulting with management on Board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman, President and Chief Executive Officer and facilitating collaboration and communication between the non-management directors and management. Stockholders or other interested persons may send written communications to Arthur L. French, addressed to Lead Independent Director, c/o Main Street Capital Corporation, Corporate Secretary's Office, 1300 Post Oak Blvd., Suite 800, Houston, Texas 77056.

Board of Directors and its Committees

        Board of Directors.    Our Board of Directors met six times and acted by unanimous written consent five times during 2012. All directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served during 2012, and four directors attended the 2012 Annual Meeting of Stockholders in person. Our Board of Directors expects each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders.

        Committees.    Our Board of Directors currently has, and appoints the members of, standing Audit, Compensation and Nominating and Corporate Governance Committees. Each of those committees is comprised entirely of independent directors and has a written charter approved by our Board of Directors. The current members of the committees are identified in the following table.

Board Committees
Director	Audit	Compensation	Nominating and Corporate Governance
Michael Appling Jr.	Chair		☒
Joseph E. Canon	☒	☒	Chair
Arthur L. French	☒	Chair
J. Kevin Griffin	Deputy Chair	☒	☒

        Audit Committee.    During the year ended December 31, 2012, the Audit Committee met four times. The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (as well as the compensation for those services), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting. In addition, the Audit Committee is responsible for assisting our Board of Directors with its review and approval of the determination of the fair value of our debt and equity investments, and other financial investments, that are not publicly traded or for which current market values are not readily available. The current members of the Audit Committee are Messrs. Appling, Canon, French and Griffin. Our Board of Directors has determined that each of Messrs. Appling, Canon and Griffin is an "Audit Committee financial expert" as defined by the SEC. For more information on the backgrounds of these directors, see their biographical information under "Election of Directors" above.

        Compensation Committee.    During the year ended December 31, 2012, the Compensation Committee met four times and acted by unanimous written consent once. The Compensation Committee determines the compensation and related benefits for our executive officers including the amount of salary, bonus and stock-based compensation to be included in the compensation package for each of our executive officers. In addition, the Compensation Committee assists the Board of Directors in developing and evaluating the compensation of our non-management directors and evaluating succession planning with respect to the chief executive officer and other key executive positions. The actions of the Compensation Committee are generally reviewed and ratified by the entire Board of Directors, except the employee directors do not vote with respect to their compensation. The current members of the Compensation Committee are Messrs. Canon, French and Griffin.

        Nominating and Corporate Governance Committee.    During the year ended December 31, 2012, the Nominating and Corporate Governance Committee met four times. The Nominating and Corporate Governance Committee is responsible for determining criteria for service on our Board of Directors, identifying, researching and recommending to the Board of Directors director nominees for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board, developing and recommending to our Board of Directors any amendments to our corporate governance principles and overseeing the self-evaluation of our Board of Directors and its committees. The current members of the Nominating and Corporate Governance Committee are Messrs. Appling, Canon and Griffin.

Compensation Committee Interlocks and Insider Participation

        Each member of the Compensation Committee is independent for purposes of the applicable listing standards of the New York Stock Exchange. During the year ended December 31, 2012, no member of the Compensation Committee was an officer, former officer or employee of ours or had a relationship disclosable under "Certain Relationships and Related Transactions—Transactions with Related Persons", except Messrs. Canon and French with respect to their exchange of Main Street Capital II, LP partnership interests for Main Street shares in accordance with an SEC exemptive relief order as described under such heading herein. No interlocking relationship, as defined by the rules adopted by the SEC, existed during the year ended December 31, 2012 between any member of the Board of Directors or the Compensation Committee and an executive officer of Main Street.

Director Nomination Process

        Our Nominating and Corporate Governance Committee has determined that a candidate for election to our Board of Directors must satisfy certain general criteria, including, among other things:

  •
  be an individual of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work professionally with others;

  •
  be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

  •
  be willing and able to devote sufficient time to the affairs of our company and be diligent in fulfilling the responsibilities of a member of our Board of Directors and a member of any committee thereof (including: developing and maintaining sufficient knowledge of our company and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board of Directors and any committee of our Board of Directors; preparing for, attending and participating in meetings of our Board of Directors and meetings of any committee of our Board of Directors; and satisfying appropriate orientation and continuing education guidelines); and

  •
  have the capacity and desire to represent the balanced, best interests of our stockholders as a whole and not primarily a special interest group or constituency.

        The Nominating and Corporate Governance Committee seeks to identify potential director candidates who will strengthen the Board of Directors and will contribute to the overall mix of general criteria identified above. In addition to the general criteria, the Nominating and Corporate Governance Committee considers specific criteria, such as particular skills, experiences (whether in business or in other areas such as public service, academia or scientific communities), areas of expertise, specific backgrounds, and other characteristics, that should be represented on the Board of Directors to enhance its effectiveness and the effectiveness of its committees. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Corporate Governance Committee believe that it is essential that the Board members represent diverse viewpoints and a diverse mix of the specific criteria above. The process of identifying potential director candidates includes establishing procedures for soliciting and reviewing potential nominees from directors and for advising those who suggest nominees of the outcome of such review. The Nominating and Corporate Governance Committee also has the authority to retain and terminate any search firm used to identify director candidates.

        Any stockholder may nominate one or more persons for election as one of our directors at an Annual Meeting of Stockholders if the stockholder complies with the notice, information and consent provisions contained in our by-laws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to our company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; number of any shares of our stock beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such stockholder believes the nominee is an "interested person" of our company, as defined in 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required, including the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected. See "Stockholders' Proposals" in our proxy statement and our by-laws for other requirements of stockholder proposals.

        The Nominating and Corporate Governance Committee will consider candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. The Nominating and Corporate Governance Committee also takes into account the contributions of incumbent directors as Board members and the benefits to us arising from their experience on our Board of Directors. Although the Nominating and Corporate Governance Committee will consider candidates identified by stockholders, the Nominating and Corporate Governance Committee may determine not to recommend those candidates to our Board of Directors, and our Board of Directors may determine not to nominate any candidates recommended by the Nominating and Corporate Governance Committee. None of the director nominees named in this prospectus were nominated by stockholders.

Board's Role in the Oversight of Risk Management

        Our Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board Committees that report on their deliberations to the full Board. The oversight responsibility of the Board and its Committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and management's risk mitigation strategies. Areas of focus include competitive, economic, operational, financial (accounting, credit, liquidity and tax), legal, regulatory, compliance and other risks. The Board and its Committees oversee risks associated with their respective principal areas of focus, as summarized below. Committees meet in executive session with key management personnel regularly and with representatives of outside advisors as necessary.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Strategic, financial and execution risks and exposures associated with the annual operating plan and five-year strategic plan; major litigation and regulatory exposures and other current matters that may present material risk to our operations, plans, prospects or reputation; material acquisitions and divestitures.
Audit Committee

Risks and exposures associated with financial matters, particularly investment valuation, financial reporting and disclosure, tax, accounting, oversight of independent accountants, internal control over financial reporting, financial policies and credit and liquidity matters.

Compensation Committee

Risks and exposures associated with leadership assessment, senior management succession planning, executive and director compensation programs and arrangements, including incentive plans, and compensation related regulatory compliance.

Nominating and Corporate Governance Committee	Risks and exposures relating to our programs and policies relating to legal compliance, corporate governance, and director nomination, evaluation and succession planning.

COMPENSATION OF DIRECTORS

        The following table sets forth the compensation that we paid during the year ended December 31, 2012 to our directors. Directors who are also employees of Main Street or any of its subsidiaries do not receive compensation for their services as directors.

Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Arthur L. French	$105,000	$30,006	$135,006
Michael Appling Jr.	90,000	30,006	120,006
Joseph E. Canon	85,000	30,006	115,006
J. Kevin Griffin(2)	92,500	30,006	122,506
William D. Gutermuth(3)	—	—	—

(1)
Each of our non-employee directors received an award of 1,265 restricted shares on June 20, 2012 under the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan (the "Non-Employee Director Plan"), which will vest 100% on June 12, 2013, the day before the Annual Meeting, provided that the grantee has been in continuous service as a member of the Board through such date. These amounts represent the grant date fair value of the 2012 stock awards in accordance with FASB ASC Topic 718 based on the closing price of our common stock on the date of grant. Pursuant to SEC rules, the amounts shown exclude the impact of any estimated forfeitures related to service-based vesting conditions. These amounts may not correspond to the actual value that will be recognized by our directors upon vesting. Each of our non-employee directors had 1,265 unvested shares of restricted stock outstanding as of December 31, 2012. Please see the discussion of the assumptions made in the valuation of these awards in Note L to the audited consolidated financial statements included in this prospectus.

(2)
In addition to his normal board and committee fees, Mr. Griffin was paid a $7,500 fee for additional services performed in connection with a special project at the request of the Board of Directors.

(3)
On March 2, 2012, Mr. Gutermuth retired from the Board and each of its committees to permit his law firm, Bracewell & Giuliani LLP, to act as legal counsel to Main Street. Under the 1940 Act and the corporate governance rules of the New York Stock Exchange, Mr. Gutermuth could not continue to act as an independent director of Main Street if his law firm performs legal services for Main Street. Mr. Gutermuth's retirement was not the result of any disagreement with management or the Board related to Main Street's operations, policies or practices. After Mr. Gutermuth's retirement, the Board reduced the size of the Board from seven to six directors.

        The compensation for non-employee directors for 2012 was comprised of cash compensation paid to or earned by directors in connection with their service as a director. That cash compensation consisted of an annual retainer of $75,000, and an additional $20,000 retainer for the Lead Independent Director. Non-employee directors do not receive fees based on meetings attended absent circumstances that require an exceptionally high number of meetings within an annual period. We also reimburse our non-employee directors for all reasonable expenses incurred in connection with their service on our Board. The chairs of our Board committees receive additional annual retainers as follows:

  •
  the chair of the Audit Committee: $15,000;

  •
  the deputy chair of the Audit Committee: $10,000;

  •
  the chair of the Compensation Committee: $10,000; and

  •
  the chair of the Nominating and Corporate Governance Committee: $10,000.

        The Non-Employee Director Plan provides a means through which we may attract and retain qualified non-employee directors to enter into and remain in service on our Board of Directors. Under the Non-Employee Director Plan, at the beginning of each one-year term of service on our Board of Directors, each non-employee director will receive a number of shares equivalent to $30,000 worth of shares based on the closing price of a share of our common stock on the New York Stock Exchange (or other exchange on which are shares are then listed) on the date of grant. Forfeiture provisions will lapse as to an entire award at the end of the one-year term.

        For the beneficial ownership of our common stock by each of our directors and the dollar range value of such ownership, please see "Control Persons and Principal Stockholders".

COMPENSATION DISCUSSION AND ANALYSIS

        The following Compensation Discussion and Analysis, or CD&A, provides information relating to the 2012 compensation of Main Street's President and Chief Executive Officer, Chief Financial Officer and three other most highly compensated executive officers during 2012. Those five individuals are referred to in this CD&A as the Named Executive Officers, or NEOs.

Compensation Philosophy and Objectives

        The Main Street compensation system was developed by the Compensation Committee and approved by all independent directors. The system is designed to attract and retain key executives, motivate them to achieve the Company's business objectives and reward them for performance while aligning management's interests with those of the Company's stockholders. The structure of Main Street's incentive compensation programs is formulated to encourage and reward the following, among other things:

  •
  achievement of income and capital gains to sustain and grow the Company's dividend payments;

  •
  maintenance of liquidity and capital flexibility to accomplish the Company's business objectives, including the preservation of investor capital;

  •
  attainment of superior risk-adjusted returns on the Company's investment portfolio; and

  •
  professional development and growth of individual executives, the management team and other employees.

        The Compensation Committee has the primary authority to establish compensation for the NEOs and other key employees and administers all executive compensation arrangements and policies. Main Street's Chief Executive Officer assists the Committee by providing recommendations regarding the compensation of NEOs and other key employees, excluding himself. The Committee exercises its discretion by modifying or accepting these recommendations. The Chief Executive Officer routinely attends a portion of the Committee meetings. However, the Committee often meets in executive session without the Chief Executive Officer or other members of management when discussing compensation matters and on other occasions as determined by the Committee.

        The Compensation Committee takes into account competitive market practices with respect to the salaries and total direct compensation of the NEOs. Members of the Committee consider market practices by reviewing public and non-public information for executives at comparable companies and funds. The Committee also has the authority to utilize compensation consultants to better understand competitive pay practices and has retained such expertise in the past.

Independent Compensation Consultant

        In 2012, the Compensation Committee engaged Deloitte Consulting LLP ("Deloitte") as an independent compensation consultant to assist the Committee and provide advice on a variety of compensation matters relating to NEO and non-executive director compensation, incentive compensation plans and compensation trends, regulatory matters and compensation planning best practices. The compensation consultant was hired by and reports directly to the Compensation Committee. Although the compensation consultant may work directly with management on behalf of the Compensation Committee, any such work is under the control and supervision of the Compensation Committee. The total amount of fees paid or to be paid to Deloitte for compensation consulting services during fiscal 2012 was approximately $9,444.

        During fiscal 2012, the Company's management also retained Deloitte and its affiliates to provide certain other services to the Company. These other services included (i) tax services and other tax-related services and (ii) portfolio valuation consulting services. The total amount paid or to be paid for such services (excluding the services as consultant to the Compensation Committee as discussed above) to Deloitte and its affiliates during fiscal 2012 was approximately $376,659. Deloitte was engaged directly by management to provide these other services and, accordingly, Deloitte's engagement for these other services was not formally approved by the Board of Directors or by the Compensation Committee. The Compensation Committee believes that, given their nature and scope, these additional services did not raise a conflict of interest and did not impair Deloitte's ability to provide independent advice to the Compensation Committee concerning executive compensation matters. In making this determination, the Compensation Committee considered, among other things, the following factors when selecting Deloitte to provide compensation consulting services: (i) the types of non-compensation services provided by Deloitte, (ii) the amount of fees for such non-compensation services, noting in particular that such fees are negligible when considered in the context of Deloitte's total revenues for the period, (iii) Deloitte's policies and procedures concerning conflicts of interest, (iv) Deloitte's representatives who advise the Compensation Committee do not provide any non-compensation related services to the Company, (v) there are no other business or personal relationships between the Company's management or members of the Compensation Committee, on the one hand, and any Deloitte representatives who provide compensation consulting services to the Company, on the other hand, and (vi) neither Deloitte nor any of the Deloitte representatives who provide compensation services to the Company own any common stock or other securities of the Company.

Assessment of Market Data

        In assessing the competitiveness of executive compensation levels, the Compensation Committee analyzes market data of certain companies, including internally managed business development companies, or BDCs, private equity firms and other asset management and financial services companies. This analysis focuses on key elements of compensation practices in general, and more specifically, the compensation practices at companies and funds reasonably comparable in asset size, typical investment size and type, market capitalization and general business scope as compared to the Company.

        As regards to other internally managed BDCs like Main Street, the Compensation Committee considers the compensation practices and policies pertaining to executive officers as detailed in their company's respective proxies, research analysts' reports and other publicly available information. However, there are relatively few internally managed BDCs and none of them are directly comparable to the Company in regards to business strategies, assets under management, typical investment size and type and market capitalization. Moreover, regarding the compensation and retention of executive talent, the Company also competes with private equity funds, mezzanine debt funds, hedge funds and other types of specialized investment funds. Since these private companies are not required to publicly disclose their executive compensation practices and policies, the Committee relies on third party compensation surveys as well as other available information to compare compensation practices and policies.

        Items taken into account include, but are not necessarily limited to, base compensation, bonus compensation, stock option awards, restricted stock awards, carried interest and other compensation. In addition to actual levels of cash and equity related compensation, the Compensation Committee also considers other approaches comparable companies are taking with regard to overall executive compensation practices. Such items include, but are not necessarily limited to, the use of employment agreements for certain employees, the mix of cash and equity compensation, the use of third party compensation consultants and certain corporate and executive performance measures that are established to achieve longer term total return for stockholders. Finally, in addition to analyzing comparable companies and funds, the Committee also evaluates the relative cost structure of the Company as compared to the entire BDC sector, including internally and externally managed BDCs as well as other private funds.

Assessment of Company Performance

        The Compensation Committee believes that sustainable financial performance coupled with reasonable, long-term stockholders' returns as well as proportional employee compensation are essential components for Main Street's long-term business success. Main Street typically makes three to seven year investments in its portfolio companies. The Company's business plan involves taking on investment risks over a range of time periods. Accordingly, much emphasis is focused on maintaining the stability of net asset values as well as the continuity of earnings to pass through to stockholders in the form of recurring dividends. The quality of the earnings supporting the dividends as well as the maintenance and growth of dividends are key metrics in the Committee's assessment of financial performance.

        Main Street's strategy is to generate current income from debt investments and to realize capital gains from equity-related investments. This income supports the payment of dividends to stockholders. The recurring payment of dividends requires a methodical investment acquisition approach and active monitoring and management of the investment portfolio over time. A meaningful part of the Company's employee base is dedicated to the maintenance of asset values and expansion of this recurring income to sustain and grow dividends. The Committee believes that stability with regard to the management team is important in achieving successful implementation of the Company's strategy. Further, the Committee, in establishing and assessing executive salary and performance incentives, is relatively more focused on Main Street results rather than the performance of other comparable companies or industry comparisons.

Executive Compensation Components

        For 2012, the components of Main Street's direct compensation program for NEOs include:

  •
  base salary;

  •
  annual cash bonuses;

  •
  long-term compensation pursuant to the 2008 Equity Incentive Plan; and

  •
  other benefits.

        The Compensation Committee designs each NEO's direct compensation package to appropriately reward the NEO for his contribution to the Company. The judgment and experience of the Committee are weighed with individual and Company performance metrics and consultation with the Chief Executive Officer to determine the appropriate mix of compensation for each individual. Cash compensation consisting of base salary and discretionary bonuses tied to achievement of individual performance goals that are reviewed and approved by the Committee, as well as corporate objectives, are intended to motivate NEOs to remain with the Company and work to achieve expected business objectives. Stock-based compensation is awarded based on performance expectations approved by the

Committee for each NEO. The blend of short-term and long-term compensation may be adjusted from time to time to balance the Committee's views regarding the benefits of current cash compensation and appropriate retention incentives.

  Base Salary

        Base salary is used to recognize the experience, skills, knowledge and responsibilities required of the NEOs in their roles. In connection with establishing the base salary of each NEO, the Compensation Committee and management consider a number of factors, including the seniority and experience level of the individual, the functional role of his position, the level of the individual's responsibility, the Company's ability to replace the individual, the past base salary of the individual and the relative number of well-qualified candidates available in the area. In addition, the Committee considers publicly available information regarding the base salaries paid to similarly situated executive officers and other competitive market practices.

        The salaries of the NEOs are reviewed on an annual basis, as well as at the time of promotion or any substantial change in responsibilities. The key factors in determining increases in salary level are relative performance and competitive pressures.

  Annual Cash Bonuses

        Annual cash bonuses are intended to reward individual performance during the year and can therefore be highly variable from year to year. Bonus opportunities for the NEOs are determined by the Compensation Committee on a discretionary basis and are based on performance criteria, particularly the company's dividend performance as well as corporate and individual performance goals and measures set by the Committee with the Chief Executive Officer's input (except with respect to his own performance criteria). Should actual performance exceed expected performance criteria, the Committee may adjust individual cash bonuses to take such superior performance into account.

  Long-Term Incentive Awards

        Main Street's Board of Directors and stockholders have approved the 2008 Equity Incentive Plan to provide stock-based awards as long-term incentive compensation to employees, including the NEOs. The Company uses stock-based awards to (i) attract and retain key employees, (ii) motivate employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable employees to participate in the Company's long-term growth in value and (iv) link employees' compensation to the long-term interests of stockholders. At the time of each award, the Compensation Committee will determine the terms of the award, including any performance period (or periods) and any performance objectives relating to vesting of the award.

        Options.    The Compensation Committee may grant stock options to purchase Main Street's common stock (including incentive stock options and nonqualified stock options). The Committee expects that any options granted by it will represent a fixed number of shares of common stock, will have an exercise price equal to the fair market value of common stock on the date of grant, and will be exercisable, or "vested," at some later time after grant. Some stock options may provide for vesting simply by the grantee remaining employed by Main Street for a period of time, and some may provide for vesting based on the grantee and/or the Company attaining specified performance levels. To date, the Committee has not granted stock options to any NEO.

        Restricted Stock.    Main Street has received exemptive relief from the SEC that permits the Company to grant restricted stock in exchange for or in recognition of services by its executive officers and employees. Pursuant to the 2008 Equity Incentive Plan, the Compensation Committee may award shares of restricted stock to plan participants in such amounts and on such terms as the Committee determines in its sole discretion, provided that such awards are consistent with the conditions set forth in the SEC's exemptive order. Each restricted stock grant will be for a fixed number of shares as set forth in an award agreement between the grantee and Main Street. Award agreements will set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights. The Committee's normal practice has been to have restricted stock awards for NEOs vest over a four year time frame in equal increments based on continued service during the vesting period.

  Other Benefits

        Main Street's NEOs participate in the same benefit plans and programs as the Company's other employees, including comprehensive medical and dental insurance, vision care, business travel insurance and short term disability coverage as well as long term disability insurance.

        Main Street maintains a 401(k) plan for all full-time employees who are at least 21 years of age through which the Company makes non-discretionary matching contributions to each participant's plan account on the participant's behalf. For each participating employee, the Company's contribution is generally a 100% match of the employee's contributions up to a 4.5% contribution level with a maximum annual regular matching contribution of $11,250 during 2012. All contributions to the plan, including those made by the Company, vest immediately. The Board of Directors may also, at its sole discretion, make additional contributions to employee 401(k) plan accounts, which would vest on the same basis as other employer contributions.

  Perquisites

        The Company provides no other material benefits, perquisites or retirement benefits to the NEOs.

Potential Payments Upon Change in Control

        Upon specified transactions involving a change in control (as defined in the 2008 Equity Incentive Plan), all outstanding awards under the 2008 Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the plan participants will be subject to accelerated vesting in full and, in the case of options, then terminated to the extent not exercised within a designated time period.

        Transactions involving a "change in control" under the 2008 Equity Incentive Plan include:

  •
  a consolidation, merger, stock sale or similar transaction or series of related transactions in which Main Street is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert;

  •
  a sale or transfer of all or substantially all of the Company's assets;

  •
  Main Street's dissolution or liquidation; or

  •
  a change in the membership of the Company's Board of Directors such that the individuals who, as of the effective date of the plan, constitute the Board of Directors, whom are referred to as the Continuing Directors, and any new director whose appointment or election to the Board of Directors was approved by a vote of at least two thirds of the Continuing Directors then comprising the Board of Directors, cease to constitute at least a majority of the Board.

        The number of shares and value of restricted stock for the NEOs as of December 31, 2012 that would have vested under the acceleration scenarios described above is shown under the caption entitled "Compensation of Executive Officers—Outstanding Equity Awards at Fiscal Year-End."

Tax Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code generally disallows a deduction to public companies to the extent of excess annual compensation over $1 million paid to certain executive officers, except for qualified performance-based compensation. Main Street's general policy, where consistent with business objectives, is to preserve the deductibility of executive officer compensation. However, the Compensation Committee may authorize amounts and forms of compensation that might not be deductible if the Committee deems such to be in the best interests of Main Street and its stockholders.

Participation of Executives in Outside Public Directorships

        Main Street's Board of Directors believes that there can be business benefits for the Company when corporate executive officers, including our NEOs, serve as outside public company directors. The business experience, knowledge and contacts gained in such capacities are often valuable assets to the Company. In 2009, due primarily to the number of public boards that certain executive officers were serving on at the time, our Board of Directors implemented a policy requiring that outside directorships on public company boards by our executives be pre-approved by the Board. In addition, the Board stipulated that a portion of the cash retainers received for such service should be remitted to the Company. In 2012, the Board reconsidered the 2009 policy and determined that the remittance of fees policy should be voided. At present, Messrs. Foster and Reppert are the only Main Street executives who serve on outside public boards. Mr. Foster serves on two outside public boards, and Mr. Reppert serves on one board. In summary, our Board of Directors has determined that service on these outside boards by Messrs. Foster and Reppert provide an overall benefit to Main Street. However, approval by the Board of Directors will continue to be required before any executive officer may commit to serve as a director of another public company.

Stockholder Advisory Vote on Executive Compensation

        At our 2011 Annual Meeting of Stockholders, our stockholders provided an advisory vote with 95% of the votes cast approving our compensation philosophy, policies and procedures and the 2010 fiscal year compensation of our NEOs (the "Advisory Vote"). Subsequently, the Compensation Committee considered the results of the Advisory Vote in determining compensation policies and decisions of the Company. The Advisory Vote affected the Company's executive compensation decisions and policies by reaffirming the Company's compensation philosophies, and the Compensation Committee will continue to use these philosophies and past practice in determining future compensation decisions.

2012 Compensation Determination

        The Compensation Committee analyzed the competitiveness of the components of compensation described above on both an individual and aggregate basis. The Committee believes that the total compensation paid to the NEOs for the fiscal year ended December 31, 2012, is consistent with the overall objectives of Main Street's executive compensation program.

  Determination of Annual Base Salary

        The Compensation Committee annually reviews the base salary of each executive officer, including each NEO, and determines whether or not to increase it in its sole discretion. Increases to base salary can be awarded to recognize, among other things, relative performance, relative cost of living and competitive pressures.

        In 2012, (i) Mr. Foster was paid an annual base salary of $470,500, an increase of 3.85% over his 2011 annual base salary, (ii) Mr. Reppert was paid an annual base salary of $313,550, a decrease of 6.72% from his 2011 annual base salary, (iii) Mr. Hyzak was paid an annual base salary of $307,500, an increase of 18.59% over his 2011 annual base salary, (iv) Messrs. Hartman and Magdol were each paid an annual base salary of $282,500, an increase of 12.57% over their 2011 annual base salaries. All of the salary increases are attributable to NEO and Company performance in 2012 and also to more closely align their compensation with similar executive officers of comparative companies. Mr. Reppert's salary decrease is in relation to his change in role in October 2012. The Committee believes that the salary changes and resulting base salaries were competitive in the market place and appropriate for Main Street executives as a key component of an overall compensation package.

  Determination of Annual Cash Incentive Bonus

        Cash bonuses are determined annually by the Compensation Committee on a discretionary basis. The Committee considered performance achievements in the determination of cash bonuses for 2012, including company performance and the personal performance of each individual. The performance goals used for determining the cash bonuses for NEOs included, among other things, the following:

  •
  Achievement of corporate objectives, particularly those related to the maintenance and growth of dividends and preservation of capital through maintenance and growth of net asset value per share;

  •
  Individual performance and achievement of individual goals, as well as the contribution to corporate objectives;

  •
  Maintaining liquidity and capital flexibility to accomplish the Company's business objectives;

  •
  Maintaining the highest ethical standards, internal controls and adherence to regulatory requirements; and

  •
  Appropriate and planned development of personnel.

        The Company paid cash bonuses to NEOs for 2012 in recognition of the Company's excellent performance, as well as each individual NEO's accomplishments and contribution to the Company's performance. Company performance criteria included total shareholder return versus comparable companies and the market in general, increased dividend per share payout, increased net asset value per share and increased distributable net investment income per share, the net appreciation and growth of the investment portfolio and maintenance and improvement of a relatively low total operating cost structure among comparable companies. In summary, the performance of individual NEOs and the management team overall was at a consistent high level resulting in outstanding financial results.

        The amount of cash bonus paid to each NEO for 2012 is presented under the caption entitled "Compensation of Executive Officers—Summary Compensation Table." The Committee believes that these cash bonus awards are individually appropriate based on 2012 performance. Such bonuses comprise a key component of the Company's overall compensation program.

  Determination of Long-Term Incentive Awards

        The Company granted restricted shares to our NEOs in 2012 to recognize individual contributions to corporate strategic priorities and to the long-term performance of the Company and to provide competitive total direct compensation. Contributions to the future success of the Company include expanded roles of NEOs within the Company, recruitment and development of personnel, advancement of various strategic initiatives with benefits beyond the current year, development of various capital structure alternatives and enhancement of the Company's reputation with key constituents. The amount of restricted shares granted to each NEO in 2012 is presented under the caption entitled

"Compensation of Executive Officers—Grants of Plan-Based Awards." The Committee is currently assessing the potential for long-term incentive compensation through grants of restricted shares to our NEOs for 2013, which will be awarded in June 2013. All restricted stock grants to NEOs under the 2008 Equity Incentive Plan vest ratably over four years from the grant date.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table summarizes compensation of our President and Chief Executive Officer, our Chief Financial Officer and our three highest paid executive officers who did not serve as our Chief Executive Officer or Chief Financial Officer during 2012, all of whom we refer to as our NEOs, for the fiscal year ended December 31, 2012.

Summary Compensation Table

Name and Principal Position	Year	Salary(1)	Bonus(1)(2)	Stock Awards(3)	All Other Compensation(4)	Total
Vincent D. Foster	2012	$470,500	$1,000,000	$574,688	$11,250	$2,056,438
Chairman, President and	2011	453,074	793,450	438,756	11,025	1,696,305
Chief Executive Officer	2010	419,450	210,000	453,546	11,025	1,094,021
Todd A. Reppert	2012	$313,550	$600,000	$416,666	$11,250	$1,341,466
Executive Vice Chairman	2011	336,121	558,150	295,984	11,025	1,201,280
	2010	324,716	160,000	399,536	11,025	895,277
Dwayne L. Hyzak	2012	$307,500	$600,000	$377,409	$11,250	$1,296,159
Chief Financial Officer and	2011	259,290	464,250	218,877	10,963	953,380
Senior Managing Director	2010	231,848	130,000	264,655	9,995	636,498
Curtis L. Hartman	2012	$282,500	$425,000	$304,446	$11,250	$1,023,196
Chief Credit Officer and	2011	250,956	409,750	218,877	10,754	890,337
Senior Managing Director	2010	231,848	110,000	264,655	9,995	616,498
David L. Magdol	2012	$282,500	$425,000	$304,446	$11,250	$1,023,196
Chief Investment Officer and	2011	250,956	371,250	218,877	10,754	851,837
Senior Managing Director	2010	231,848	140,000	264,655	9,995	646,498

(1)
All salaries and cash bonuses are paid by one of our wholly owned subsidiaries, Main Street Capital Partners, LLC.

(2)
These amounts reflect annual cash bonuses earned by the NEOs based on individual and corporate performance as determined by the Compensation Committee.

(3)
These amounts represent the grant date fair value of stock awards in accordance with FASB ASC Topic 718 based on the closing price of our common stock on the grant date. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts do not correspond to the actual value that will be recognized by our NEOs upon the vesting dates of such grants. Please see the discussion of the assumptions made in the valuation of these awards in Note L to the audited consolidated financial statements included in this prospectus.

(4)
These amounts reflect employer matching contributions we made to our 401(k) Plan.

Grants of Plan-Based Awards

        The following table sets forth information regarding restricted stock awards granted to our NEOs in fiscal 2012:

Name	Grant Date	Stock Awards; Number of Shares of Stock(1)	Grant Date Fair Value of Stock Awards
Vincent D. Foster	June 20, 2012	24,228	$574,688
Todd A. Reppert	June 20, 2012	17,566	416,666
Dwayne L. Hyzak	June 20, 2012	15,911	377,409
Curtis L. Hartman	June 20, 2012	12,835	304,446
David L. Magdol	June 20, 2012	12,835	304,446

(1)
All restricted stock grants to NEOs under the 2008 Equity Incentive Plan vest ratably over four years from the grant date and all underlying shares are entitled to dividends and voting rights beginning on the grant date.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth the awards of restricted stock for which forfeiture provisions have not lapsed and remain outstanding at December 31, 2012:

	Stock Awards
Name	Number of Shares of Stock that have not Vested(1)		Market Value of Shares of Stock that have not Vested(2)
Vincent D. Foster	65,156	(3)	$1,987,910
Todd A. Reppert	47,144	(4)	1,438,363
Dwayne L. Hyzak	36,176	(5)	1,103,730
Curtis L. Hartman	32,583	(6)	994,107
David L. Magdol	32,583	(7)	994,107

(1)
No restricted stock awards have been transferred.

(2)
The market value of shares of stock that have not vested was determined based on the closing price of our common stock on the New York Stock Exchange at December 31, 2012.

(3)
12,077 shares will vest on June 20, 2013; 15,382 will vest on July 1, 2013; 12,077 shares will vest on June 20, 2014; 7,485 will vest on July 1, 2014; 12,078 shares will vest on June 20, 2015; and 6,057 shares will vest on June 20, 2016, subject in each case to the NEO still being employed by us on the respective vesting date.

(4)
8,452 shares will vest on June 20, 2013; 10,801 will vest on July 1, 2013; 8,452 shares will vest on June 20, 2014; 6,593 will vest on July 1, 2014; 8,454 shares will vest on June 20, 2015; and 4,392 shares will vest on June 20, 2016, subject in each case to the NEO still being employed by us on the respective vesting date.

(5)
6,980 shares will vest on June 20, 2013; 6,887 will vest on July 1, 2013; 6,981 shares will vest on June 20, 2014; 4,368 will vest on July 1, 2014; 6,982 shares will vest on June 20, 2015; and 3,978 shares will vest on June 20, 2016, subject in each case to the NEO still being employed by us on the respective vesting date.

(6)
6,211 shares will vest on June 20, 2013; 6,370 will vest on July 1, 2013; 6,212 shares will vest on June 20, 2014; 4,368 will vest on July 1, 2014; 6,213 shares will vest on June 20,

  2015; and 3,209 shares will vest on June 20, 2016, subject in each case to the NEO still being employed by us on the respective vesting date.

(7)
6,211 shares will vest on June 20, 2013; 6,370 will vest on July 1, 2013; 6,212 shares will vest on June 20, 2014; 4,368 will vest on July 1, 2014; 6,213 shares will vest on June 20, 2015; and 3,209 shares will vest on June 20, 2016, subject in each case to the NEO still being employed by us on the respective vesting date.

Equity Awards Vested in Fiscal Year

        The following table sets forth information regarding shares of restricted stock for which forfeiture restrictions lapsed during the fiscal year ended December 31, 2012:

	Stock Awards
Name	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2)
Vincent D. Foster	28,902	$712,556
Todd A. Reppert	22,361	551,997
Dwayne L. Hyzak	18,639	460,568
Curtis L. Hartman	17,498	432,157
David L. Magdol	17,498	432,157

(1)
Number of shares acquired upon vesting is before withholding of vesting shares by the Company to satisfy tax withholding obligations. Each of our NEOs elected to satisfy its tax withholding obligations by having the Company withhold a portion of its vesting shares.

(2)
Value realized upon vesting is based on the closing price of our common stock on the vesting date.

Risk Management and Compensation Policies and Practices

        We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks.

        The Compensation Committee has reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk taking and concluded:

  •
  compensation is allocated among base salary and short and long-term compensation opportunities in such a way as to not encourage excessive risk-taking;

  •
  significant weighting towards long-term incentive compensation discourages short-term risk taking;

  •
  goals are appropriately set to avoid targets that, if not achieved, result in a large percentage loss of compensation; and

  •
  multi-year vesting of our equity awards and share ownership guidelines properly account for the time horizon of risk.

        Furthermore, as described in our Compensation Discussion and Analysis, compensation decisions include subjective considerations, which restrain the influence of formulae or objective factors on excessive risk taking.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We co-invested with Main Street Capital II, LP ("MSC II") in several existing portfolio investments prior to our initial public offering (the "IPO"), but did not co-invest with MSC II subsequent to the IPO and prior to June 2008. In June 2008, we received exemptive relief from the SEC to allow us to resume co-investing with MSC II in accordance with the terms of such exemptive relief. The co-investments among us and MSC II have all been made at the same time and on the same terms and conditions. The co-investments were also made in accordance with Main Street Capital Partners, LLC's conflicts policy and in accordance with the applicable SBIC conflict of interest regulations. MSC II is managed by Main Street Capital Partners, LLC, and Main Street Capital Partners, LLC is wholly owned by us. MSC II is an SBIC fund with similar investment objectives to us and which began its investment operations in January 2006.

        In January 2010, we acquired (i) 87.7% of the total dollar value of partnership interests in MSC II in exchange for shares of our common stock and (ii) 100% of the membership interest in MSC II's general partner for no consideration (the "Exchange Offer Transactions"). MSC II's general partner owns 0.4% of the total dollar value of the partnership interests in MSC II as its general partner. Subsequent to the Exchange Offer Transactions, we acquired an additional 0.5% of the total dollar value of partnership interests in MSC II in exchange for shares of the Company's common stock based on the same formula used in the Exchange Offer Transactions.

        In February 2012, we acquired an additional 8.5% of the total dollar value of partnership interests of MSC II in exchange for shares of our common stock, including an aggregate of 4.9% from (i) six of our executive officers, Messrs. Foster, Reppert, Hyzak, Hartman, Magdol and Stout and entities controlled by them, and (ii) two of our directors, Messrs. Canon and French, in accordance with the terms and conditions of an exemptive relief order the Company received from the SEC for such transaction (such purchases from our executive officers and directors and entities controlled by them, collectively, the "Affiliate Purchases"). In accordance with the SEC exemptive relief order, and as approved by our Board of Directors, our officers and directors and entities controlled by them received an aggregate 98,632 shares of our common stock with an approximate value of $2.3 million on the date of the transaction in exchange for their partnership interests in MSC II, including (i) Mr. Foster who received 62,010 shares of our common stock with an approximate value of $1.4 million, (ii) Mr. Reppert and an entity controlled by him who received an aggregate 10,878 shares of our common stock with an approximate value of $0.3 million, and (iii) Mr. Canon who received 9,064 shares of our common stock with an approximate value of $0.2 million. Messrs. Hyzak, Hartman, Magdol, Stout and French, or entities controlled by them, each received shares of our common stock valued at less than $120,000 in the Affiliate Purchases. In March 2012, we acquired an additional 3.0% of the total dollar value of partnership interests of MSC II from limited partners not affiliated with us in exchange for shares of our common stock. Including partnership interests acquired in February and March of 2012, we own 100% of the total dollar value of partnership interests in MSC II, including through our 100% ownership of the membership interest in MSC II's general partner.

        In addition, during the year ended December 31, 2012, one of our wholly owned subsidiaries, Main Street Capital Partners, LLC, received $2.6 million from MSC II for providing investment advisory services to MSC II.

        Our executive officers and employees, in their capacities as personnel of the Investment Manager, may manage other investment funds that operate in the same or a related line of business as we do. Accordingly, they may have obligations to such other entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. In May 2012, the Investment Manager executed an investment sub-advisory agreement with HMS Adviser, LP, the investment advisor to HMS Income Fund, Inc., a newly-formed BDC whose registration statement on Form N-2 was declared effective by the SEC on June 4, 2012, to provide certain investment advisory services to HMS Adviser, LP. The Investment Manager may determine that an investment is appropriate for us and for one or more of its managed funds, such as HMS Income Fund, Inc. In such event, depending on the availability of such investment and other appropriate factors, the Investment Manager may determine that we should co-invest with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with our allocation procedures.

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        The following table sets forth information with respect to the beneficial ownership of our common stock by:

  •
  each person known to us to beneficially own more than five percent of the outstanding shares of our common stock;

  •
  each of our directors and executive officers; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of May 13, 2013. Percentage of beneficial ownership is based on 34,773,469 shares of common stock outstanding as of May 13, 2013.

        Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, and maintains an address c/o Main Street Capital Corporation. Our address is 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

	Shares Owned Beneficially
Name	Number		Percentage
Independent Directors:
Michael Appling Jr.	57,755		*
Joseph E. Canon	30,071		*
Arthur L. French	31,329	(1)	*
J. Kevin Griffin	5,077		*
Interested Directors:
Vincent D. Foster	1,359,040	(2)	3.91%
Todd A. Reppert	733,253	(3)	2.11%
Executive Officers:
Dwayne L. Hyzak	190,171		*
Curtis L. Hartman	155,882		*
David L. Magdol	299,491	(4)	*
Rodger A. Stout	127,254		*
Jason B. Beauvais	36,978		*
Shannon D. Martin	5,151		*
All Directors and Executive Officers as a Group (12 persons)	3,031,452		8.72%

*
Less than 1%

(1)
Includes 22,302 shares of common stock held by Flying F, LLC, which are beneficially owned by Mr. French.

(2)
Includes 10,899 shares of common stock held by Foster Irrevocable Trust for the benefit of Mr. Foster's children. Although Mr. Foster is not the trustee, and accordingly does not have voting power or dispositive power over these shares, he may from time to time direct the trustee to vote and dispose of these shares. Also includes 3,136 shares and 3,069 shares held in custodial accounts for Mr. Foster's daughters, Amy Foster and Brittany Foster, respectively.

(3)
Includes 375,132 shares of common stock held by Reppert Investments Limited Partnership, which are beneficially owned by Mr. Reppert.

(4)
Includes 100,000 shares of common stock held by HODD, LLC, which are beneficially owned by Mr. Magdol.

        The Board of Directors has established stock ownership guidelines pursuant to which independent directors and the Chief Executive Officer, President, Chief Financial Officer and other NEOs are required to achieve and maintain minimum levels of stock ownership. Our Corporate Governance and Stock Ownership Guidelines may be found at http://mainstcapital.com under "Governance" in the "Investor Relations" section of our website.

        Our insider trading policy prohibits our directors, officers and employees from holding shares of our common stock or other securities issued by us in a margin account or pledging any such securities as collateral for a loan except in limited cases with the pre-approval of our chief compliance officer.

        The following table sets forth, as of May 13, 2013, the dollar range of our equity securities that is beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Vincent D. Foster	over $100,000
Todd A. Reppert	over $100,000
Independent Directors:
Michael Appling Jr.	over $100,000
Joseph E. Canon	over $100,000
Arthur L. French	over $100,000
J. Kevin Griffin	over $100,000

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities beneficially owned by our directors is based on a stock price of $30.46 per share as of May 13, 2013.

(3)
The dollar ranges of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

 SALES OF COMMON STOCK BELOW NET ASSET VALUE

        On June 14, 2012, our stockholders voted to allow us to issue common stock below the net asset value (NAV) per share of our common stock for the period ending on June 13, 2013, the date of our 2013 Annual Meeting of Stockholders. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock, although the number of shares sold in each offering may not exceed 25% of our outstanding common stock immediately prior to such sale. In order to sell shares pursuant to this authorization:

  •
  a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

  •
  a majority of such directors, who are not interested persons of Main Street, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

        We are also permitted to sell shares of common stock below NAV per share in rights offerings. Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

        In making a determination that an offering below NAV per share is in our and our stockholders' best interests, our Board of Directors would consider a variety of factors including:

  •
  The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

  •
  The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

  •
  The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

  •
  Whether the proposed offering price would closely approximate the market value of our shares;

  •
  The potential market impact of being able to raise capital during the current financial market difficulties;

  •
  The nature of any new investors anticipated to acquire shares in the offering;

  •
  The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

  •
  The leverage available to us, both before and after any offering, and the terms thereof.

        Continued access to this exception beyond June 13, 2013 will require approval of similar proposals as approved in 2012 at future stockholder meetings. We are not seeking an extension of the shareholder authorization to issue common stock at a price below net asset value per share at our 2013 Annual Meeting of Stockholders because our common stock price per share has been trading significantly above the current net asset value per share of our common stock, but we may seek such authorization at future Annual Meetings or Special Meetings of Stockholders.

        Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

        The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

  •
  existing stockholders who do not purchase any shares in the offering;

  •
  existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

  •
  new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

        Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

        The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

        The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV), (3) an offering of 250,000 shares (25% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV) and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and commissions (a 100% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares in such offering and the actual discount to the most recently determined NAV.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.60	(4.00)%	$8.00	(20.00)%
Dilution to Nonparticipating Stockholder A
Share Dilution
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Outstanding Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%	0.80%	(20.00)%
NAV Dilution
Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,000	(4.00)%	$80,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(200)	—	$(900)	—	$(4,000)	—	$(20,000)	—
NAV Dilution per Share
NAV per Share Held by Stockholder A		$9.98	—	$9.91	—	$9.60	—	$8.00	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)	—	$(0.09)	—	$(0.40)	—	$(2.00)	—
Percentage NAV Dilution Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)			(0.20)%		(0.90)%		(4.00)%		(20.00)%

(1)
Assumes 5% in selling compensation and expenses paid by us.

Impact on Existing Stockholders who do Participate in the Offering

        Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution to such stockholders will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

        The following chart illustrates the level of dilution and accretion in the hypothetical 25% offering at a 20% discount from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 shares, which is 0.5% of an offering of 250,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 3,750 shares, which is 1.5% of an offering of 250,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.60	(4.00)%	$9.60	(4.00)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage Outstanding Held by Stockholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$100,000	$108,000	8.00%	$132,000	32.00%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	—	$110,525	—	$131,575	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,525)	—	$425	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.60	—	$9.60	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.82	(1.76)%	$9.57	(4.31)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.22)	—	$0.03	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(2.28)%	—	0.32%

(1)
Assumes 5% in selling compensation and expenses paid by us.

Impact on New Investors

        Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Example 1 below). On the other hand, investors who are not currently stockholders, but who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Examples 2, 3 and 4 below). These latter investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

        The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.60	(4.00)%	$8.00	(20.00)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	500	—	1,000	—	2,500	—	2,500	—
Percentage Outstanding Held by Investor A	0.00%	0.05%	—	0.09%	—	0.20%	—	0.20%	—
NAV Dilution
Total NAV Held by Investor A	—	$4,990	—	$9,910	—	$24,000	—	$20,000	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,470	—	$21,050	—	$25	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$2,950	—	$19,975	—
NAV Dilution per Share
NAV per Share Held by Investor A		$9.98	—	$9.91	—	$9.60	—	$8.00	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.18	—	$7.99	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	14.01%	—	79900.00%

(1)
Assumes 5% in selling compensation and expenses paid by us.

DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan that provides for the reinvestment of dividends on behalf of our stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if we declare a cash dividend, our stockholders who have not "opted out" of our dividend reinvestment plan by the dividend record date will have their cash dividend automatically reinvested into additional shares of our common stock.

        No action will be required on the part of a registered stockholder to have their cash dividends reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

        When the share price is generally trading above net asset value, we intend to primarily use newly issued shares to implement the plan. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan when our share price is generally trading below net asset value. The number of newly issued shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on the New York Stock Exchange on the dividend payment date. Shares purchased in open market transactions by the administrator of the dividend reinvestment plan will be allocated to a stockholder based upon the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased with respect to the dividend. Market price per share on that date will be the closing price for such shares on the New York Stock Exchange or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

        There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator's fees under the plan.

        Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at 59 Maiden Lane New York, New York 10038 or by calling the plan administrators at (212) 936-5100.

        We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 59 Maiden Lane New York, New York 10038 or by telephone at (212) 936-5100.

 DESCRIPTION OF COMMON STOCK

        The following description is based on relevant portions of the Maryland General Corporation Law and on our articles of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

        Under the terms of our articles of incorporation, our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.01 per share. Set forth below is a chart describing the classes of our common stock outstanding as of May 9, 2013:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by us or for Our Account	Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	150,000,000	—	34,773,469

        Under our articles of incorporation, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our articles of incorporation provide that the Board of Directors, without any action by our stockholders, may amend the articles of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

        All shares of our common stock have equal voting rights and rights to earnings, assets and distributions, except as described below. When shares are issued, upon payment therefor, they will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefore. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

        Our articles of incorporation require us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to a proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Our bylaws also require that, to the maximum extent permitted by Maryland law, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

        Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of his or her service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        In addition, we have entered into Indemnity Agreements with our directors and executive officers. The Indemnity Agreements generally provide that we will, to the extent specified in the agreements and to the fullest extent permitted by the 1940 Act and Maryland law as in effect on the day the agreement is executed, indemnify and advance expenses to each indemnitee that is, or is threatened to be made, a party to or a witness in any civil, criminal or administrative proceeding. We will indemnify the indemnitee against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred in connection with any such proceeding unless it is established that (i) the act or omission of the indemnitee was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the indemnitee actually received an improper personal benefit, or (iii) in the case of a criminal proceeding, the indemnitee had reasonable cause to believe his conduct was unlawful. Additionally, for so long as we are subject to the 1940 Act, no advancement of expenses will be made until (i) the indemnitee provides a security for his undertaking, (ii) we are insured against losses arising by reason of any lawful advances, or (iii) the majority of a quorum of our disinterested directors, or independent counsel in a written opinion, determine based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The Indemnity Agreements also provide that if the indemnification rights provided for therein are unavailable for any reason, we will pay, in the first instance, the entire amount incurred by the indemnitee in connection with any covered proceeding and waive and relinquish any right of contribution we may have against the indemnitee. The rights provided by the Indemnity Agreements are in addition to any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled under applicable law, our articles of incorporation, our bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment or repeal of the Indemnity Agreements will limit or restrict any right of the indemnitee in respect of any action taken or omitted by the indemnitee prior to such amendment or repeal. The Indemnity Agreements will terminate upon the later of (i) ten years after the date the indemnitee has ceased to serve as our director or officer, or (ii) one year after the final termination of any proceeding for which the indemnitee is granted rights of indemnification or advancement of expenses or which is brought by the indemnitee. The above description of the Indemnity Agreements is subject to, and is qualified in its entirety by reference to, all the provisions of the form of Indemnity Agreement.

        We have obtained primary and excess insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.

Provisions of the Maryland General Corporation Law and Our Articles of Incorporation and Bylaws

        The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

  Election of Directors

        Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our articles of incorporation and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

  Number of Directors; Vacancies; Removal

        Our articles of incorporation provide that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one or more than twelve. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our articles of incorporation provide that a director may be removed only for cause, as defined in the articles of incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

  Action by Stockholders

        Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the articles of incorporation provide for stockholder action by less than unanimous written consent, which our articles of incorporation do not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

  Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

  Calling of Special Meeting of Stockholders

        Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

  Approval of Extraordinary Corporate Action; Amendment of Articles of Incorporation and Bylaws

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its articles of incorporation for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our articles of incorporation generally provide for approval of amendments to our articles of incorporation and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our articles of incorporation also provide that certain amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75.0% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our articles of incorporation as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

        Our articles of incorporation and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

  No Appraisal Rights

        Except with respect to appraisal rights that may arise in connection with the Maryland Control Share Acquisition Act, or Control Share Act, discussed below, as permitted by the Maryland General Corporation Law, our articles of incorporation provide that stockholders will not be entitled to exercise appraisal rights.

  Control Share Acquisitions

        The Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

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  one-tenth but less than one-third;

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  one-third or more but less than a majority; or

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  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

        The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or bylaws of the corporation.

        We are not currently subject to the Control Share Act since our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the staff of the SEC permits us to do so after we determine that our being subject to the Control Share Act does not conflict with the 1940 Act.

  Business Combinations

        Under the Maryland Business Combination Act, or the Business Combination Act, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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  any person who beneficially owns 10.0% or more of the voting power of the corporation's shares; or

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  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

        After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

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  80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If these resolutions are repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

  Conflict with 1940 Act

        Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

 DESCRIPTION OF OUR PREFERRED STOCK

        Our articles of incorporation authorize our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our articles of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our securities or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our securities and before any purchase of securities is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. Further, the 1940 Act requires that any distributions we make on preferred stock be cumulative. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

        For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

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  the designation and number of shares of such series;

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  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

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  any provisions relating to convertibility or exchangeability of the shares of such series;

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  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

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  the voting powers, if any, of the holders of shares of such series;

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  any provisions relating to the redemption of the shares of such series;

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  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

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  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

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  if applicable, a discussion of certain U.S. federal income tax considerations; and

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  any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

        All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative.

 DESCRIPTION OF OUR WARRANTS

        The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

        We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants

        A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

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  the title of such warrants;

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  the aggregate number of such warrants;

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  the price or prices at which such warrants will be issued;

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  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

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  if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

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  in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

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  in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

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  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

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  whether such warrants will be issued in registered form or bearer form;

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  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

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  if applicable, the date on and after which such warrants and the related securities will be separately transferable;

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  information with respect to book-entry procedures, if any;

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  the terms of the securities issuable upon exercise of the warrants;

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  if applicable, a discussion of certain U.S. federal income tax considerations; and

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  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

        We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

        Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

        Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in our best interests and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed.

 DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

        We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

        The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

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  the title of such subscription rights;

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  the exercise price or a formula for the determination of the exercise price for such subscription rights;

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  the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

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  the extent to which such subscription rights are transferable;

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  if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

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  the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

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  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

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  if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

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  any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

        Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.

        Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

 DESCRIPTION OF OUR DEBT SECURITIES

        We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

        As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "Events of Default—Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us with respect to the debt securities.

        Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See "Available Information" for information on how to obtain a copy of the indenture.

        The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

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  the designation or title of the series of debt securities;

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  the total principal amount of the series of debt securities;

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  the percentage of the principal amount at which the series of debt securities will be offered;

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  the date or dates on which principal will be payable;

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  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

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  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

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  whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

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  the terms for redemption, extension or early repayment, if any;

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  the currencies in which the series of debt securities are issued and payable;

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  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

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  the place or places of payment, transfer, conversion and/or exchange of the debt securities;

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  the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

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  the provision for any sinking fund;

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  any restrictive covenants;

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  any Events of Default;

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  whether the series of debt securities are issuable in certificated form;

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  any provisions for defeasance or covenant defeasance;

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  any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

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  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

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  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

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  whether the debt securities are subject to subordination and the terms of such subordination;

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  whether the debt securities are secured and the terms of any security interests;

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  the listing, if any, on a securities exchange; and

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  any other terms.

        The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

        The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement ("offered debt securities") may be issued under the indenture in one or more series.

        For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

        The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities". The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

        The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

        We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

        We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

        If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

        We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in "certificated" form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

  Book-Entry Holders

        We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary's book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

        Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

        As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary's book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

  Street Name Holders

        In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in "street name." Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

        For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

  Legal Holders

        Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

        For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

        When we refer to you in this "Description of Our Debt Securities", we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

  Special Considerations for Indirect Holders

        If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

  •
  how it handles securities payments and notices,

  •
  whether it imposes fees or charges,

  •
  how it would handle a request for the holders' consent, if ever required,

  •
  whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

  •
  how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

  •
  if the debt securities are in book-entry form, how the depositary's rules and procedures will affect these matters.

  Global Securities

        As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

        Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

        A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under "Special Situations when a Global Security Will Be Terminated". As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

  Special Considerations for Global Securities

        As an indirect holder, an investor's rights relating to a global security will be governed by the account rules of the investor's financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

        If debt securities are issued only in the form of a global security, an investor should be aware of the following:

  •
  An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

  •
  An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under "Issuance of Securities in Registered Form" above.

  •
  An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

  •
  An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

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  The depositary's policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor's interest in a global security. We and the trustee have no responsibility for any aspect of the depositary's actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

  •
  If we redeem less than all the debt securities of a particular series being redeemed, DTC's practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

  •
  An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC's records, to the applicable trustee.

  •
  DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

  •
  Financial institutions that participate in the depositary's book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

  Special Situations when a Global Security will be Terminated

        If a global security is terminated, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under "Issuance of Securities in Registered Form" above.

        The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

        We will pay interest (either in cash or by delivery of additional indenture securities, as applicable) to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

  Payments on Global Securities

        We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants, as described under "—Special Considerations for Global Securities."

  Payments on Certificated Securities

        We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee's records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

        Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his or her address shown on the trustee's records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

  Payment When Offices Are Closed

        If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

        You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

        The term "Event of Default" in respect of the debt securities of your series means any of the following:

  •
  We do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;

  •
  We do not pay interest on a debt security of the series within 30 days of its due date;

  •
  We do not deposit any sinking fund payment in respect of debt securities of the series within five days of its due date;

  •
  We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

  •
  We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur;

  •
  Any series of debt securities issued under the indenture has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or

  •
  Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

        An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

  Remedies if an Event of Default Occurs

        If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) all Events of Default have been cured or waived.

        Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity"). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

        Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  You must give your trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

  •
  The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

  •
  The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

  •
  The holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

        However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

        Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

  •
  in respect of the payment of principal, any premium or interest or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

        Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

        Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

  •
  Where we merge out of existence or sell our assets, the resulting or transferee entity must agree to be legally responsible for our obligations under the debt securities;

  •
  The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under "Events of Default" above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

  •
  We must deliver certain certificates and documents to the trustee; and

  •
  We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

        There are three types of changes we can make to the indenture and the debt securities issued thereunder.

  Changes Requiring Your Approval

        First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of, or interest on, a debt security or the terms of any sinking fund with respect to any security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to holders of the outstanding debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of debt securities required to satisfy quorum or voting requirements at a meeting of holders;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

  Changes Not Requiring Approval

        The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

  Changes Requiring Majority Approval

        Any other change to the indenture and the debt securities would require the following approval:

  •
  If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

  •
  If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

        In each case, the required approval must be given by written consent.

        The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval."

  Further Details Concerning Voting

        When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

  •
  For debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement.

  •
  For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

        Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "Defeasance—Full Defeasance."

        We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

        The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

  Covenant Defeasance

        Under current United States federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance". In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under "Indenture Provisions—Subordination" below, such subordination would not prevent the Trustee from applying due funds available to it from the deposit described in the first bullet below to the payment of amounts in respect of such debt securities. In order to achieve covenant defeasance, we must do the following:

  •
  We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

  •
  We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit.

  •
  We must deliver to the trustee a legal opinion of our counsel and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

  •
  Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

  •
  No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

  •
  Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

        If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

  Full Defeasance

        If there is a change in United States federal tax law or we obtain an IRS ruling, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

  •
  We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

  •
  We must deliver to the trustee a legal opinion of our counsel and officers' certificate stating that all conditions precedent to defeasance have been complied with.

  •
  Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.

  •
  No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

  •
  Satisfy the conditions for full defeasance contained in any supplemental indentures.

        If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described below under "Indenture Provisions—Subordination," such subordination would not prevent the Trustee from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities.

Form, Exchange and Transfer of Certificated Registered Securities

        If registered debt securities cease to be issued in book-entry form, they will be issued:

  •
  only in fully registered certificated form,

  •
  without interest coupons, and

  •
  unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

        Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

        Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

        Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

        If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

        If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

        If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

        Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

        Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any, on) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Designated Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any, on) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Designated Senior Indebtedness has been made or duly provided for in money or money's worth.

        In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Designated Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Designated Senior Indebtedness or on their behalf for application to the payment of all the Designated Senior Indebtedness remaining unpaid until all the Designated Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Designated Senior Indebtedness. Subject to the payment in full of all Designated Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Designated Senior Indebtedness to the extent of payments made to the holders of the Designated Senior Indebtedness out of the distributive share of such subordinated debt securities.

        By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Designated Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

        Designated Senior Indebtedness is defined in the indenture as the principal of (and premium, if any, on) and unpaid interest on:

  •
  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as "Designated Senior Indebtedness" for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Designated Senior Indebtedness), and

  •
  renewals, extensions, modifications and refinancings of any of this indebtedness.

        If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Designated Senior Indebtedness and of our other indebtedness outstanding as of a recent date.

Secured Indebtedness

        Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

        The Bank of New York Mellon Trust Company, N.A. will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

        Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR UNITS

        The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.

        We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.

        A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

  •
  the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

  •
  a description of the terms of any unit agreement governing the units;

  •
  a description of the provisions for the payment, settlement, transfer or exchange of the units; and

  •
  whether the units will be issued in fully registered or global form.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

        If we issue preferred stock that may be convertible into or exercisable or exchangeable for securities or other property or preferred stock with other terms that may have different U.S. federal income tax consequences than those described in this summary, the U.S. federal income tax consequences of such preferred stock will be described in the relevant prospectus supplement. This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

        A "U.S. stockholder" generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

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  A citizen or individual resident of the United States;

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  A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

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  A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

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  A trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

        A "Non-U.S. stockholder" generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

        Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a Regulated Investment Company

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code") commencing October 2, 2007. As a RIC, we generally do not have to pay corporate level federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a Regulated Investment Company

        For any taxable year in which we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to federal income tax on the portion of our income or capital gains we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

        We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending December 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). Dividends declared and paid by us in a year will generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, exclude amounts carried over into the following year, and include the distribution of prior year taxable income carried over into and distributed in the current year. For amounts we carry over into the following year, we will be required to pay the 4% excise tax based on 98% of our annual taxable income and 98.2% of our capital gain net income in excess of distributions for the year.

        In order to qualify as a RIC for federal income tax purposes, we must, among other things:

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  continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

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  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships," or other income derived with respect to our business of investing in such stock or securities (the "90% Income Test"); and

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  diversify our holdings so that at the end of each quarter of the taxable year:

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  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

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  no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of certain "qualified publicly traded partnerships" (collectively, the "Diversification Tests").

        In order to comply with the 90% Income Test, we formed the Taxable Subsidiaries as wholly owned taxable subsidiaries, for the primary purpose of permitting us to own equity interests in portfolio companies which are "pass through" entities for tax purposes. Absent the taxable status of the Taxable Subsidiaries, a portion of the gross income from such portfolio companies would flow directly to us for purposes of the 90% Income Test. To the extent such income did not consist of income derived from securities, such as dividends and interest, it could jeopardize our ability to qualify as a RIC and, therefore cause us to incur significant federal income taxes. The Taxable Subsidiaries are consolidated with Main Street for GAAP purposes, and the portfolio investments held by the Taxable Subsidiaries are included in our consolidated financial statements. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio investments. This income tax expense, if any, is reflected in our Consolidated Statement of Operations.

        We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments issued with warrants) and debt securities invested in at a discount to par, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash such as PIK interest, cumulative dividends or amounts that are received in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

        Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders in certain circumstances while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation—Regulation as a Business Development Company—Senior Securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        We may distribute taxable dividends that are payable in part in our stock. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable by us in cash or in shares of stock (at the stockholders election) would satisfy the Annual Distribution Requirement. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. Any distributions made consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as (i) ordinary income (including any qualified dividend income that, in the case of a noncorporate stockholder, may be eligible for the same reduced maximum tax rate applicable to long-term capital gains to the extent such distribution is properly reported by us as qualified dividend income and such stockholder satisfies certain minimum holding period requirements with respect to our stock) or (ii) long-term capital gain (to the extent such distribution is properly reported as a capital gain dividend), to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

        The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

        Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") may be eligible for a maximum tax rate of 20.0%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20.0% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20.0% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

        We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

        In any fiscal year, we may elect to make distributions to our stockholders in excess of our taxable earnings for that fiscal year. As a result, a portion of those distributions may be deemed a return of capital to our stockholders.

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

        If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

        A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

        In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 20.0% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their "net investment income," which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

        We, or the applicable withholding agent, will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20.0% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

        As a RIC, we will be subject to the alternative minimum tax ("AMT"), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

        We may be required to withhold federal income tax ("backup withholding") from all taxable distributions to any U.S. stockholder that is not otherwise exempt (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

        Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

        Distributions of our "investment company taxable income" to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30.0% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

        For taxable years beginning prior to January 1, 2014, except as provided below, we generally are not required to withhold any amounts with respect to certain distributions of (i) U.S.-source interest income, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly report such distributions and certain other requirements are satisfied. This special exemption from withholding tax on certain distributions expires on January 1, 2014. No assurance can be given as to whether this exemption will be extended for taxable years beginning on or after January 1, 2014, or whether any of our distributions would be reported as eligible for this special exemption from withholding tax. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding.

        Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

        If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30.0% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

        A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

        The Foreign Account Tax Compliance Act generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends received after December 31, 2013, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their units, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their units and proceeds from the sale of their units. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

        Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

        If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

        If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions would be taxable to our stockholders and, provided certain holding period and other requirements were met, could qualify for treatment as "qualified dividend income" eligible for the 20% rate applicable to qualified dividends to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

 REGULATION

  Regulation as a Business Development Company

        We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the members of the board of directors of a BDC be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

        The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) more than 50% of our outstanding voting securities.

  Qualifying Assets

        Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are any of the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

  (2)
  Securities of any eligible portfolio company that we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

        In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

        An eligible portfolio company is defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, the United States;

  (b)
  is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

  (c)
  satisfies any of the following:

  (i)
  does not have any class of securities that is traded on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

  (ii)
  is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

  (iii)
  is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

  Managerial Assistance to Portfolio Companies

        In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

  Temporary Investments

        Pending investment in "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. government securities and high quality debt securities maturing in one year or less from time of investment therein, so that 70% of our assets are qualifying assets.

  Senior Securities

        We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% of all debt and/or senior stock immediately after each such issuance. In addition, while any senior securities remain outstanding (other than senior securities representing indebtedness issued in consideration of a privately arranged loan which is not intended to be publicly distributed), we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business and Structure," including, without limitation, "—Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us."

        In January 2008, we received an exemptive order from the SEC to exclude debt securities issued by MSMF and any other wholly owned subsidiaries of ours which operate as SBICs from the asset coverage requirements of the 1940 Act as applicable to Main Street. The exemptive order provides for the exclusion of all debt securities issued by the Funds, including the $225 million of currently outstanding debt related to their participation in the SBIC program. This exemptive order provides us with expanded capacity and flexibility in obtaining future sources of capital for our investment and operational objectives.

  Common Stock

        We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). A proposal, approved by our stockholders at our June 2012 Annual Meeting of Stockholders, authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings for the period ending on June 13, 2013, the date of our 2013 Annual Meeting of Stockholders. We would need similar future approval from our stockholders to issue shares below the then current net asset value per share any time after the expiration of the current approval. We are not seeking an extension of the shareholder authorization to issue common stock at a price below net asset value per share at our 2013 Annual Meeting of Stockholders because our common stock price per share has been trading significantly above the current net asset value per share of our common stock, but we may seek such authorization at future Annual Meetings or Special Meetings of Stockholders. On June 17, 2008, our stockholders approved another proposal that authorizes us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings. We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. See "Risk Factors—Risks Relating to Our Business and Structure—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock."

  Code of Ethics

        We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. You may read and copy the code of ethics at the SEC's Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC's website site at http://www.sec.gov.

  Proxy Voting Policies and Procedures

        We vote proxies relating to our portfolio securities in a manner in which we believe is consistent with the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that we expect would have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

        Our proxy voting decisions are made by the investment team which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision-making process to disclose to our chief compliance officer any potential conflict of which he or she is aware and any contact that he or she has had with any interested party regarding a proxy vote and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

        Stockholders may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

  Other 1940 Act Regulations

        We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

        We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a chief compliance officer to be responsible for administering the policies and procedures.

        We may be periodically examined by the SEC for compliance with the 1940 Act.

  Small Business Investment Company Regulations

        Each of the Funds is licensed by the SBA to operate as a SBIC under Section 301(c) of the Small Business Investment Act of 1958. As a part of the Formation Transactions, MSMF became a wholly owned subsidiary of MSCC, and continues to hold its SBIC license. MSMF initially obtained its SBIC license in September 2002. As a part of the Exchange Offer Transactions, MSC II became a majority owned subsidiary of MSCC, and, as a part of the Final MSC II Exchange, MSC II became a wholly owned subsidiary of MSCC, and continues to hold the license it obtained in 2006.

        SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBIC regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Each of the Funds has typically invested in secured debt, acquired warrants and/or made equity investments in qualifying small businesses.

        Under present SBIC regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18 million and have average annual net income after federal income taxes not exceeding $6 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to "smaller" concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6 million and have average annual net income after federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBIC regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow on investments in the company, regardless of the size of the portfolio company at the time of the follow on investment, up to the time of the portfolio company's initial public offering.

        The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in a few prohibited industries, and to certain "passive" (non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC's regulatory capital in any one portfolio company and its affiliates.

        The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Included in such limitations are SBA regulations which allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA's prior written approval.

        The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of equity of a licensed SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

        An SBIC may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately-raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest, do not require any principal payments prior to maturity, and are not subject to prepayment penalties. As of March 31, 2013, we, through the Funds, had $225 million of outstanding SBA-guaranteed debentures, which had an annual weighted average interest rate of approximately 4.8%.

        SBICs must invest idle funds that are not being used to make loans in investments permitted under SBIC regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.

        SBICs are periodically examined and audited by the SBA's staff to determine their compliance with SBIC regulations and are periodically required to file certain financial information and other documents with the SBA.

        Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

  Securities Exchange Act of 1934 and Sarbanes-Oxley Act Compliance

        We are subject to the reporting and disclosure requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer are required to certify the accuracy of the financial statements contained in our periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

  •
  pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting, and our independent registered public accounting firm separately audits our internal control over financial reporting; and

  •
  pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

  The New York Stock Exchange Corporate Governance Regulations

        The New York Stock Exchange ("NYSE") has adopted corporate governance regulations that listed companies must comply with. We believe we are in compliance with such corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we stay in compliance.

  Investment Adviser Regulations

        We and the Investment Manager, which is wholly owned by us and employs all of our executive officers, investment professionals and other employees, are also subject to regulation under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Advisers Act establishes, among other things, recordkeeping and reporting requirements, disclosure requirements, limitations on transactions between the adviser's account and an advisory client's account, limitations on transactions between the accounts of advisory clients, and general anti-fraud prohibitions. We and the Investment Manager will also be examined by the SEC from time to time for compliance with the Advisers Act.

PLAN OF DISTRIBUTION

        We may offer, from time to time, up to $800,000,000 of our common stock, preferred stock, units, subscription rights, debt securities, or warrants representing rights to purchase shares of our securities, preferred stock or debt securities. We may sell the securities through underwriters or dealers, "at the market" to or through a market maker or into an existing market or otherwise, directly to one or more purchasers through or without agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed.

        The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) with the requisite approval of our stockholders or (ii) under such other circumstances as the SEC may permit. See "Risk Factors—Risks Relating to Our Business and Structure—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock" for a discussion of proposals approved by our stockholders that permit us to issue shares of our common stock below net asset value.

        In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

        We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

        Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the New York Stock Exchange. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

        Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

        If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

        In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

        The maximum amount of any compensation to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

        Our securities are held under custody agreements by Amegy Bank National Association, whose address is 1221 McKinney Street Level P-1 Houston, Texas 77010, and Branch Banking and Trust Company, whose address is 5130 Parkway Plaza Boulevard, Charlotte, North Carolina 28217. American Stock Transfer & Trust Company acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane New York, New York 10038, telephone number: (212) 936-5100.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Our investment team is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. We did not pay any brokerage commissions during the year ended December 31, 2012.

LEGAL MATTERS

        Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The consolidated financial statements, Schedule 12-14 and the schedule of Senior Securities of Main Street Capital Corporation, included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in giving said reports. Grant Thornton LLP's principal business address is 175 W. Jackson Blvd., 20th Floor, Chicago, Illinois, 60604.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus or any prospectus supplement. The registration statement contains additional information about us and our securities being offered by this prospectus or any prospectus supplement.

        We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

        We are committed to protecting your privacy. This privacy notice explains the privacy policies of Main Street and its affiliated companies. This notice supersedes any other privacy notice you may have received from Main Street.

        We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

        We do not share this information with any non-affiliated third party except as described below.

  •
  The People and Companies that Make Up Main Street.  It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

  •
  Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

MAIN STREET CAPITAL CORPORATION

Consolidated Balance Sheets

(in thousands, except shares and per share amounts)

	March 31, 2013	December 31, 2012
	(Unaudited)
ASSETS
Portfolio investments at fair value:
Control investments (cost: $210,213 and $217,483 as of March 31, 2013 and December 31, 2012, respectively)	$272,698	$278,475
Affiliate investments (cost: $183,251 and $142,607 as of March 31, 2013 and December 31, 2012, respectively)	223,173	178,413
Non-Control/Non-Affiliate investments (cost: $474,917 and $456,975 as of March 31, 2013 and December 31, 2012, respectively)	489,620	467,543
Investment in affiliated Investment Manager (cost: $2,668 as of March 31, 2013 and December 31, 2012)	—	—

Total portfolio investments (cost: $871,049 and $819,733 as of March 31, 2013 and December 31, 2012, respectively)	985,491	924,431
Marketable securities and idle funds investments (cost: $0 and $28,469 as of March 31, 2013 and December 31, 2012, respectively)	—	28,535

Total investments (cost: $871,049 and $848,202 as of March 31, 2013 and December 31, 2012, respectively)	985,491	952,966
Cash and cash equivalents	26,221	63,517
Interest receivable and other assets	11,409	14,580
Deferred financing costs (net of accumulated amortization of $3,430 and $3,203 as of March 31, 2013 and December 31, 2012, respectively)	5,135	5,162

Total assets	$1,028,256	$1,036,225

LIABILITIES
SBIC debentures (par: $225,000 as of March 31, 2013 and December 31, 2012, par of $100,000 is recorded at a fair value of $87,679 and $86,467 as of March 31, 2013 and December 31, 2012, respectively)	$212,679	$211,467
Credit facility	141,000	132,000
Payable for securities purchased	6,990	20,661
Interest payable	1,128	3,562
Dividend payable	5,390	5,188
Deferred tax liability, net	13,158	11,778
Payable to affiliated Investment Manager	106	4,066
Accounts payable and other liabilities	2,595	4,527

Total liabilities	383,046	393,249
Commitments and contingencies
NET ASSETS
Common stock, $0.01 par value per share (150,000,000 shares authorized; 34,773,469 and 34,589,484 shares issued and outstanding as of March 31, 2013 and December 31, 2012, respectively)	348	346
Additional paid-in capital	550,637	544,136
Accumulated net investment income, net of cumulative dividends of $143,116 and $115,401 as of March 31, 2013 and December 31, 2012, respectively	25,437	35,869
Accumulated net realized gain/loss from investments (accumulated net realized gain from investments of of $9,436 before cumulative dividends of 29,176 as of March 31, 2013 and accumulated net realized gain from investments of $9,838 before cumulative dividends of $28,993 as of December 31, 2012)	(19,740)	(19,155)
Net unrealized appreciation, net of income taxes	88,528	81,780

Total Net Asset Value	645,210	642,976

Total liabilities and net assets	$1,028,256	$1,036,225

NET ASSET VALUE PER SHARE	$18.55	$18.59

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2013	2012
INVESTMENT INCOME:
Interest, fee and dividend income:
Control investments	$6,534	$5,767
Affiliate investments	5,661	5,673
Non-Control/Non-Affiliate investments	13,138	8,147

Total interest, fee and dividend income	25,333	19,587
Interest from marketable securities, idle funds and other	311	972

Total investment income	25,644	20,559
EXPENSES:
Interest	(3,882)	(3,864)
General and administrative	(687)	(608)
Expenses reimbursed to affiliated Investment Manager	(3,189)	(2,657)
Share-based compensation	(603)	(581)

Total expenses	(8,361)	(7,710)

NET INVESTMENT INCOME	17,283	12,849
NET REALIZED GAIN (LOSS) FROM INVESTMENTS:
Control investments	—	(1,965)
Affiliate investments	—	9,232
Non-Control/Non-Affiliate investments	(343)	163
Marketable securities and idle funds investments	(59)	708

Total net realized gain (loss) from investments	(402)	8,138

NET REALIZED INCOME	16,881	20,987
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Portfolio investments	10,078	4,507
Marketable securities and idle funds investments	(67)	(29)
SBIC debentures	(1,212)	301
Investment in affiliated Investment Manager	—	(51)

Total net change in unrealized appreciation	8,799	4,728

Income tax provision	(2,051)	(1,876)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	23,629	23,839
Noncontrolling interest	—	(54)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK	$23,629	$23,785

NET INVESTMENT INCOME PER SHARE—BASIC AND DILUTED	$0.50	$0.48

NET REALIZED INCOME PER SHARE—BASIC AND DILUTED	$0.49	$0.78

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK PER SHARE—BASIC AND DILUTED	$0.68	$0.89

DIVIDENDS PAID PER SHARE:
Regular monthly dividends	$0.45	$0.41
Special dividends	0.35	—

Total	$0.80	$0.41

WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC AND DILUTED	34,699,505	26,871,084

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Changes in Net Assets

(in thousands, except shares)

(Unaudited)

						Net Unrealized Appreciation from Investments, Net of Income Taxes
					Accumulated Net Realized Gain/Loss From Investments, Net of Dividends
	Common Stock								Total Net Assets Including Noncontrolling Interest
				Accumulated Net Investment Income, Net of Dividends
	Number of Shares	Par Value	Additional Paid-In Capital				Total Net Asset Value	Noncontrolling Interest
Balances at December 31, 2011	26,714,384	$267	$360,164	$12,531	$(20,445)	$53,194	$405,711	$5,477	$411,188
MSC II noncontrolling interest acquisition	229,634	2	5,413	—	—	—	5,415	(5,417)	(2)
Adjustment to investment in Investment Manager related to MSC II noncontrolling interest acquisition	—	—	(1,616)	—	—	—	(1,616)	—	(1,616)
Share-based compensation	—	—	581	—	—	—	581	—	581
Dividend reinvestment	117,466	1	2,700	—	—	—	2,701	—	2,701
Distributions to noncontrolling interest	—	—	—	—	—	—	—	(114)	(114)
Dividends to stockholders	—	—	—	(7,934)	(3,107)	—	(11,041)	—	(11,041)
Net increase resulting from operations	—	—	—	12,849	8,138	2,852	23,839	—	23,839
Noncontrolling interest	—	—	—	—	—	(54)	(54)	54	—

Balances at March 31, 2012	27,061,484	$270	$367,242	$17,446	$(15,414)	$55,992	$425,536	$—	$425,536

Balances at December 31, 2012	34,589,484	$346	$544,136	$35,869	$(19,155)	$81,780	$642,976	$—	$642,976
Share-based compensation	—	—	603	—	—	—	603	—	603
Dividend reinvestment	164,760	2	5,320	—	—	—	5,322	—	5,322
Issuance of restricted stock	1,100	—	—	—	—	—	—	—	—
Issuances of common stock	18,125	—	578	—	—	—	578	—	578
Dividends to stockholders	—	—	—	(27,715)	(183)	—	(27,898)	—	(27,898)
Net increase resulting from operations	—	—	—	17,283	(402)	6,748	23,629	—	23,629

Balances at March 31, 2013	34,773,469	$348	$550,637	$25,437	$(19,740)	$88,528	$645,210	$—	$645,210

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Three Months Ended March 31,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$23,629	$23,839
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments in portfolio companies	(125,982)	(88,439)
Proceeds from sales and repayments of debt investments	81,363	70,939
Proceeds from sale of equity investments in portfolio companies	8	25,182
Investments in marketable securities and idle funds investments	(16,701)	(5,592)
Proceeds from marketable securities and idle funds investments	28,819	18,827
Net change in unrealized appreciation	(8,799)	(4,728)
Net realized (gain) loss from investments	402	(8,138)
Accretion of unearned income	(2,530)	(4,715)
Payment-in-kind interest	(1,326)	(692)
Cumulative dividends	(180)	(67)
Share-based compensation expense	603	581
Amortization of deferred financing costs	227	228
Deferred taxes	1,380	1,049
Changes in other assets and liabilities:
Interest receivable and other assets	2,666	(246)
Interest payable	(2,434)	(2,658)
Payable to affiliated Investment Manager	(3,960)	(3,311)
Accounts payable and other liabilities	(2,105)	554
Deferred fees and other	620	220

Net cash provided by (used in) operating activities	(24,300)	22,833
CASH FLOWS FROM FINANCING ACTIVITIES
Dividends paid to stockholders	(22,374)	(8,157)
Net change in DRIP deposit	—	750
Proceeds from credit facility	77,000	63,000
Repayments on credit facility	(68,000)	(32,000)
Other	378	(121)

Net cash provided by (used in) financing activities	(12,996)	23,472

Net increase (decrease) in cash and cash equivalents	(37,296)	46,305
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	63,517	42,650

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$26,221	$88,955

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Bond-Coat, Inc.	Casing and Tubing Coating Services
		12% Secured Debt (Maturity—December 28, 2017)	14,750	14,557	14,557
		Common Stock (Fully diluted 43.4%)		6,350	6,350

				20,907	20,907
Café Brazil, LLC	Casual Restaurant Group
		12% Secured Debt (Maturity—April 20, 2013)	300	300	300
		Member Units (Fully diluted 41.0%)(8)		42	3,740

				342	4,040
California Healthcare Medical Billing, Inc.	Outsourced Billing and Revenue Cycle Management
		12% Secured Debt (Maturity—October 17, 2015)	8,103	7,928	8,093
		Warrants (Fully diluted 21.3%)		1,193	3,380
		Common Stock (Fully diluted 9.8%)		1,177	1,560

				10,298	13,033
CBT Nuggets, LLC	Produces and Sells IT Training Certification Videos
		Member Units (Fully diluted 41.6%)(8)		1,300	8,370
Ceres Management, LLC (Lambs Tire & Automotive)	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2013)	4,000	3,997	3,997
		Class B Member Units (12% cumulative)		3,000	3,000
		Member Units (Fully diluted 100.0%)		5,273	—
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	1,053	1,053	1,053
		Member Units (Lamb's Real Estate Investment I, LLC) (Fully diluted 100%)		625	860

				13,948	8,910
Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays
		13% Current / 5% PIK Secured Debt (Maturity—July 1, 2013)	4,661	4,656	4,656
		Warrants (Fully diluted 47.9%)		320	600

				4,976	5,256
Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Ashland Capital IX, LLC) (Maturity—June 30, 2017)	919	919	919
		Member Units (Fully diluted 34.2%)(8)		2,980	12,660

				3,899	13,579
Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		9% Secured Debt (Maturity—June 4, 2015)	4,896	4,557	4,896
		Preferred Stock (8% cumulative)(8)		1,102	1,102
		Common Stock (Fully diluted 34.5%)(8)		718	1,550

				6,377	7,548
Hawthorne Customs and Dispatch Services, LLC	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (Fully diluted 47.6%)(8)		589	860
		Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.1%)(8)		1,215	1,215

				1,804	2,075
Hydratec, Inc.	Designer and Installer of Micro-Irrigation Systems
		Prime Plus 1%, Current Coupon 9%, Secured Debt (Maturity—October 31, 2013)(9)	750	750	750
		Common Stock (Fully diluted 94.2%)(8)		7,095	13,350

				7,845	14,100

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Indianapolis Aviation Partners, LLC	Fixed Base Operator
		15% Secured Debt (Maturity—September 15, 2014)	4,000	3,858	4,000
		Warrants (Fully diluted 30.1%)		1,129	1,940

				4,987	5,940
Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 2%, Current Coupon 5.25%, Secured Debt (Maturity—November 14, 2013)(9)	1,622	1,622	1,622
		13% Current / 6% PIK Secured Debt (Maturity—November 14, 2013)	1,683	1,683	1,683
		Member Units (Fully diluted 60.8%)(8)		811	2,770

				4,116	6,075
Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2014)	1,838	1,838	1,838
		Preferred Stock (non-voting)		485	170
		Warrants (Fully diluted 7.1%)		54	—
		Common Stock (Fully diluted 70.0%)(8)		100	—

				2,477	2,008
Marine Shelters Holdings, LLC (LoneStar Marine Shelters)	Fabricator of Marine and Industrial Shelters
		12% Secured Debt (Maturity—December 28, 2017)	10,250	10,053	10,053
		Preferred Stock (Fully diluted 26.7%)		3,750	3,750

				13,803	13,803
Mid-Columbia Lumber Products, LLC	Manufacturer of Finger-Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2017)	1,250	1,250	1,250
		12% Secured Debt (Maturity—December 18, 2017)	3,900	3,900	3,900
		9.5% Secured Debt (Mid—Columbia Real Estate, LLC) (Maturity—May 13, 2025)	1,006	1,006	1,006
		Warrants (Fully diluted 9.2%)		90	620
		Member Units (Fully diluted 42.9%)		1,042	3,060
		Member Units (Mid—Columbia Real Estate, LLC) (Fully diluted 50.0%)		250	810

				7,538	10,646
NAPCO Precast, LLC	Precast Concrete Manufacturing
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—February 1, 2016)(9)	2,923	2,883	2,883
		18% Secured Debt (Maturity—February 1, 2016)	4,468	4,404	4,404
		Member Units (Fully diluted 44.0%)		2,975	4,360

				10,262	11,647
NRI Clinical Research, LLC	Clinical Research Center
		14% Secured Debt (Maturity—September 8, 2016)	4,636	4,423	4,423
		Warrants (Fully diluted 12.5%)(8)		252	480
		Member Units (Fully diluted 24.8%)(8)		500	960

				5,175	5,863
NRP Jones, LLC	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	12,100	11,243	12,100
		Warrants (Fully diluted 12.2%)		817	1,350
		Member Units (Fully diluted 43.2%)(8)		2,900	4,800

				14,960	18,250
OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		Common Stock (Fully diluted 48.0%)		1,080	8,740
Pegasus Research Group, LLC (Televerde)	Telemarketing and Data Services
		13% Current / 5% PIK Secured Debt (Maturity—January 6, 2016)	4,991	4,949	4,991
		Member Units (Fully diluted 43.7%)(8)		1,250	4,800

				6,199	9,791

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
PPL RVs, Inc.	Recreational Vehicle Dealer
		11.1% Secured Debt (Maturity—June 10, 2015)	8,460	8,409	8,460
		Common Stock (Fully diluted 51.1%)		2,150	5,950

				10,559	14,410
Principle Environmental, LLC	Noise Abatement Services
		12% Secured Debt (Maturity—February 1, 2016)	4,750	3,994	4,750
		12% Current / 2% PIK Secured Debt (Maturity—February 1, 2016)	3,611	3,561	3,611
		Warrants (Fully diluted 14.2%)		1,200	3,860
		Member Units (Fully diluted 22.6%)		1,863	6,150

				10,618	18,371
River Aggregates, LLC	Processor of Construction Aggregates
		12% Secured Debt (Maturity—March 30, 2016)	3,860	3,662	2,250
		Warrants (Fully diluted 20.0%)		202	—
		Member Units (Fully diluted 40.0%)		550	—

				4,414	2,250
The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		4.5% Current / 4.5% PIK Secured Debt (Maturity—October 2, 2013)	1,079	1,078	1,078
		6% Current / 6% PIK Secured Debt (Maturity—October 2, 2013)	5,639	5,604	5,451
		Warrants (Fully diluted 52.3%)		1,096	—

				7,778	6,529
Thermal and Mechanical Equipment, LLC	Commercial and Industrial Engineering Services
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—September 25, 2014)(9)	1,033	1,030	1,033
		13% Current / 5% PIK Secured Debt (Maturity—September 25, 2014)	3,292	3,271	3,292
		Member Units (Fully diluted 52.6%)(8)		1,000	10,080

				5,301	14,405
Uvalco Supply, LLC	Farm and Ranch Supply Store
		Member Units (Fully diluted 42.8%)(8)		1,113	3,180
Van Gilder Insurance Corporation	Insurance Brokerage
		8% Current / 3% PIK Secured Debt (Maturity—January 31, 2014)	922	922	922
		8% Current / 3% PIK Secured Debt (Maturity—January 31, 2016)	1,275	1,264	1,264
		13% Current / 3% PIK Secured Debt (Maturity—January 31, 2016)	6,196	5,417	5,417
		Warrants (Fully diluted 10.0%)		1,209	1,180
		Common Stock (Fully diluted 15.5%)		2,500	2,430

				11,312	11,213
Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		13% Secured Debt (Maturity—December 23, 2016)	3,204	3,149	3,149
		Series A Preferred Stock (Fully diluted 50.9%)		3,000	2,000
		Common Stock (Fully diluted 19.1%)		3,706	60

				9,855	5,209
Ziegler's NYPD, LLC	Casual Restaurant Group
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—October 1, 2013)(9)	1,000	999	999
		13% Current / 5% PIK Secured Debt (Maturity—October 1, 2013)	5,380	5,371	5,371
		Warrants (Fully diluted 46.6%)		600	180

				6,970	6,550

Subtotal Control Investments (27.7% of total investments at fair value)				210,213	272,698

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
American Sensor Technologies, Inc.	Manufacturer of Commercial / Industrial Sensors
		Warrants (Fully diluted 19.6%)		50	5,020
Bridge Capital Solutions Corporation	Financial Services and Cash Flow Solutions
		13% Secured Debt (Maturity—April 17, 2017)	5,000	4,765	4,765
		Warrants (Fully diluted 7.5%)		200	390

				4,965	5,155
Congruent Credit Opportunities Fund II, LP(12)(13)	Investment Partnership
		LP Interests (Fully diluted 19.8%)(8)		21,546	21,927
Daseke, Inc.	Specialty Transportation Provider
		Common Stock (Fully diluted 12.6%)		1,427	7,310
East Teak Fine Hardwoods, Inc.	Hardwood Products
		Common Stock (Fully diluted 5.0%)(8)		480	380
Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages Liquidation of Distressed Assets
		14% Secured Debt (Maturity—November 21, 2016)	12,238	11,736	11,736
		Warrants (Fully diluted 22.5%)		400	240

				12,136	11,976
Houston Plating and Coatings, LLC	Plating and Industrial Coating Services
		Member Units (Fully diluted 11.1%)(8)		635	8,560
Indianhead Pipeline Services, LLC	Pipeline Support Services
		12% Secured Debt (Maturity—February 6, 2017)	8,500	7,997	8,500
		Preferred Equity (8% cumulative)(8)		1,710	1,710
		Warrants (Fully diluted 10.6%)		459	1,760
		Member Units (Fully diluted 12.1%)(8)		1	2,010

				10,167	13,980
Integrated Printing Solutions, LLC	Specialty Card Printing
		13% Secured Debt (Maturity—September 23, 2016)	12,500	11,843	11,843
		Preferred Equity (Fully diluted 11.0%)		2,000	2,000
		Warrants (Fully diluted 8.0%)		600	860

				14,443	14,703
irth Solutions, LLC	Damage Prevention Technology Information Services
		Member Units (Fully diluted 12.8%)(8)		624	2,750
KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
		12.5% Secured Debt (Maturity—September 28, 2017)	9,000	8,917	9,000
		Member Units (Fully diluted 17.9%)(8)		341	5,430

				9,258	14,430
Olympus Building Services, Inc.	Custodial / Facilities Services
		12% Secured Debt (Maturity—March 27, 2014)	3,050	2,989	2,989
		12% Current / 3% PIK Secured Debt (Maturity—March 27, 2014)	1,022	1,022	1,022
		Warrants (Fully diluted 22.5%)		470	550

				4,481	4,561
OnAsset Intelligence, Inc.	Transportation Monitoring / Tracking Services
		12% Secured Debt (Maturity—April 18, 2013)	1,500	1,500	1,500
		Preferred Stock (7% cumulative) (Fully diluted 5.8%)(8)		1,721	2,469
		Warrants (Fully diluted 4.0%)		830	550

				4,051	4,519

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
OPI International Ltd.(13)	Oil and Gas Construction Services
		Common Equity (Fully diluted 11.5%)(8)		1,371	4,971
PCI Holding Company, Inc.	Manufacturer of Industrial Gas Generating Systems
		12% Current / 4% PIK Secured Debt (Maturity—December 18, 2017)	5,058	4,962	4,962
		Preferred Stock (20% cumulative) (Fully diluted 19.4%)(8)		1,588	1,588

				6,550	6,550
Quality Lease and Rental Holdings, LLC	Rigsite Accommodation Unit Rental and Related Services
		12% Secured Debt (Maturity—January 8, 2018)	37,350	36,800	36,800
		Preferred Member Units (Rocaciea, LLC) (Fully diluted 20.0%)		2,500	2,500

				39,300	39,300
Radial Drilling Services Inc.	Oil and Gas Technology
		12% Secured Debt (Maturity—November 23, 2016)	4,200	3,518	3,518
		Warrants (Fully diluted 24.0%)		758	758

				4,276	4,276
Samba Holdings, Inc.	Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	11,725	11,567	11,725
		Common Stock (Fully diluted 19.4%)		1,707	3,671

				13,274	15,396
Spectrio LLC	Audio Messaging Services
		8% Secured Debt (Maturity—June 16, 2016)	280	280	280
		12% Secured Debt (Maturity—June 16, 2016)	17,990	17,584	17,963
		Warrants (Fully diluted 9.8%)		887	3,700

				18,751	21,943
SYNEO, LLC	Manufacturer of Specialty Cutting Tools and Punches
		12% Secured Debt (Maturity—July 13, 2016)	4,300	4,223	4,223
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,413	1,413
		Member Units (Fully diluted 11.1%)		1,000	1,000

				6,636	6,636
Texas Reexcavation LC	Hydro Excavation Services
		12% Current / 3% PIK Secured Debt (Maturity—December 31, 2017)	6,046	5,930	5,930
		Class A Member Units (Fully diluted 16.3%)		2,900	2,900

				8,830	8,830

Subtotal Affiliate Investments (22.6% of total investments at fair value)				183,251	223,173

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
AGS LLC(10)	Developer, Manufacturer, and Operator of Gaming Machines
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—August 23, 2016)(9)	10,000	9,826	9,826
Ameritech College Operations, LLC	For-Profit Nursing and Healthcare College
		18% Secured Debt (Maturity—March 9, 2017)	6,050	5,946	6,050
AM General LLC(11)	Specialty Vehicle Manufacturer
		LIBOR Plus 9.00%, Current Coupon 10.25%, Secured Debt (Maturity—March 22, 2018)(9)	3,000	2,910	2,910
American Media, Inc.(11)	Magazine Operator
		11.50% Bond (Maturity—December 15, 2017)	2,000	1,857	1,954
Ancestry.com Inc.(11)	Genealogy Software Service
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—December 27, 2018)(9)	4,988	4,795	5,015
Artel, LLC(11)	Land-Based and Commercial Satellite Provider
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 27, 2017)(9)	4,938	4,891	4,950
Audio Visual Services Group, Inc.(11)	Hotel & Venue Audio Visual Operator
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—November 9, 2018)(9)	4,975	4,880	4,975
		LIBOR Plus 9.50%, Current Coupon 10.75%, Secured Debt (Maturity—May 9, 2019)(9)	5,000	4,904	4,979

				9,784	9,954
B. J. Alan Company	Retailer and Distributor of Consumer Fireworks
		14% Current / 2.5% PIK Secured Debt (Maturity—June 22, 2017)	11,023	10,934	10,934
Blackboard, Inc.(11)	Education Software Provider
		LIBOR Plus 4.75%, Current Coupon 6.25%, Secured Debt (Maturity—October 4, 2018)(9)	1,358	1,358	1,380
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—April 4, 2019)(9)	2,000	1,855	1,993

				3,213	3,373
Brand Connections, LLC	Venue-Based Marketing and Media
		12% Secured Debt (Maturity—April 30, 2015)	7,774	7,645	7,774
Brasa Holdings Inc.(11)	Upscale Full Service Restaurants
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—July 18, 2019)(9)	3,483	3,391	3,509
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—January 19, 2020)(9)	6,000	5,930	6,090

				9,321	9,599
Calloway Laboratories, Inc.(10)	Health Care Testing Facilities
		10.00% Current / 2.00% PIK Secured Debt (Maturity—September 30, 2014)	5,712	5,606	5,712
CDC Software Corporation(11)	Enterprise Application Software
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—August 6, 2018)(9)	4,229	4,190	4,260

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
CHI Overhead Doors, Inc.(11)	Manufacturer of Overhead Garage Doors
		LIBOR Plus 4.25%, Current Coupon 5.75%, Secured Debt (Maturity—March 18, 2019)(9)	2,410	2,373	2,428
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—September 18, 2019)(9)	2,500	2,459	2,506

				4,832	4,934
Collective Brands Finance, Inc.(11)	Specialty Footwear Retailer
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—September 20, 2019)(9)	2,500	2,500	2,539
Compact Power Equipment Centers Inc.	Equipment / Tool Rental
		6% Current / 6% PIK Secured Debt (Maturity—October 1, 2017)	3,743	3,725	3,725
		Series A Stock (8% cumulative) (Fully diluted 4.2%)(8)		941	1,340

				4,666	5,065
Confie Seguros Holding II Co.(11)	Insurance Brokerage
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—November 9, 2018)(9)	4,988	4,917	5,029
Connolly Holdings Inc.(11)	Audit Recovery Software
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—July 15, 2018)(9)	2,481	2,459	2,515
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—January 15, 2019)(9)	2,000	1,963	2,053

				4,422	4,568
Creative Circle, LLC(11)	Professional Staffing Firm
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—September 28, 2017)(9)	9,607	9,516	9,619
CST Industries(11)	Storage Tank Manufacturer
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	12,031	11,876	12,054
Diversified Machine, Inc.(11)	Automotive Component Supplier
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—December 21, 2017)(9)	2,000	1,962	2,020
Drilling Info, Inc.	Information Services for the Oil and Gas Industry
		Common Stock (Fully diluted 2.3%)		1,335	6,090
Emerald Performance Materials, Inc.(11)	Specialty Chemicals Manufacturer
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—May 18, 2018)(9)	4,467	4,430	4,490
EnCap Energy Fund Investments(12)(13)	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		2,137	2,254
		LP Interests (EnCap Energy Capital Fund VIII Co- Investors, L.P.) (Fully diluted 0.3%)		442	493
		LP Interests (EnCap Energy Capital Fund IX, L.P.) (Fully diluted 0.1%)		55	55
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 0.8%)		1,114	1,114

				3,748	3,916
Engility Corporation(11)(13)	Defense Software
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—July 18, 2017)(9)	5,000	4,957	5,013
eResearch Technology, Inc.(11)	Provider of Technology-Driven Health Research
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—May 2, 2018)(9)	4,040	3,911	4,065

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Fairway Group Acquisition Company(11)	Retail Grocery
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—August 17, 2018)(9)	3,980	3,980	4,055
FC Operating, LLC(10)	Christian Specialty Retail Stores
		LIBOR Plus 10.75%, Current Coupon 12.00%, Secured Debt (Maturity—November 14, 2017)(9)	6,000	5,887	6,000
FishNet Security, Inc.(11)	Information Technology Value-Added Reseller
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 30, 2017)(9)	7,980	7,905	7,980
Fram Group Holdings, Inc.(11)	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—July 29, 2017)(9)	964	961	979
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	1,000	996	1,020

				1,957	1,999
GFA Brands, Inc.(11)(13)	Distributor of Health Food Products
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—July 2, 2018)(9)	6,790	6,668	6,909
Grede Holdings, LLC(11)	Operator of Iron Foundries
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—April 3, 2017)(9)	5,000	4,976	5,050
Grupo Hima San Pablo, Inc.(11)	Tertiary Care Hospitals
		LIBOR Plus 7.00%, Current Coupon 8.50%, Secured Debt (Maturity—January 31, 2018)(9)	5,000	4,901	4,895
		13.75 Secured Debt (Maturity—July 31, 2018)(9)	2,000	1,901	1,945

				6,802	6,840
Hayden Acquisition, LLC	Manufacturer of Utility Structures
		8% Secured Debt (Maturity—April 1, 2013)	1,800	1,781	—
Healogics, Inc.(11)	Wound Care Management
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—February 5, 2019)(9)	1,000	1,000	1,014
		Common Equity (Fully diluted 0.02%)(8)		50	50

				1,050	1,064
Hearthside Food Solutions, LLC(11)	Contract Food Manufacturer
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 5, 2018)(9)	3,980	3,945	4,020
Heckmann Corporation(11)(13)	Water Treatment and Disposal Services
		9.88% Bond (Maturity—April 15, 2018)	3,500	3,500	3,715
HOA Restaurant Group, LLC(11)	Casual Restaurant Group
		11.25% Bond (Maturity—April 1, 2017)	2,000	2,000	1,880
Hudson Products Holdings, Inc.(11)	Manufacturer of Heat Transfer Equipment
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—June 7, 2017)(9)	4,000	3,962	4,040
Il Fornaio Corporation(11)	Casual Restaurant Group
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 10, 2017)(9)	1,822	1,815	1,840
Insight Pharmaceuticals, LLC(11)	Pharmaceuticals Merchant Wholesalers
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—August 25, 2016)(9)	4,988	4,965	5,044

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Ipreo Holdings LLC(11)	Application Software for Capital Markets
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—August 5, 2017)(9)	5,637	5,564	5,707
iStar Financial Inc.(11)(13)	Real Estate Investment Trust
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—March 19, 2016)(9)	515	507	522
Ivy Hill Middle Market Credit Fund III, Ltd.(12)(13)	Investment Partnership
		LIBOR Plus 6.50%, Current Coupon 6.70%, Secured Debt (Maturity—January 15, 2022)	2,000	1,686	1,975
Jackson Hewitt Tax Service Inc.(11)	Tax Preparation Services
		LIBOR Plus 8.50%, Current Coupon 10.00%, Secured Debt (Maturity—October 15, 2017)(9)	5,000	4,815	4,950
Kadmon Pharmaceuticals, LLC(10)	Biopharmaceutical Products and Services
		LIBOR Plus 13.00% / 12.00% PIK, Current Coupon with PIK 27.00%, Secured Debt (Maturity—April 30, 2013)(9)	3,945	4,137	4,137
		LIBOR Plus 13.00% / 12.00% PIK, Current Coupon with PIK 27.00%, Secured Debt (Maturity—April 30, 2013)(9)	2,000	2,097	2,174

				6,234	6,311
Keypoint Government Solutions, Inc.(11)	Pre-employment Screening Services
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 13, 2017)(9)	4,938	4,845	4,938
LKCM Headwater Investments I, L.P.(12)(13)	Investment Partnership
		LP Interests (Fully diluted 2.27%)(8)		925	925
Maverick Healthcare Group LLC(10)	Home Healthcare Products and Services
		LIBOR Plus 9.00%, Current Coupon 10.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,888	4,888	4,900
Media Holdings, LLC(11)(13)	Internet Traffic Generator
		LIBOR Plus 13.00%, Current Coupon 15.00%, Secured Debt (Maturity—April 27, 2014)(9)	5,000	5,337	5,357
Medpace Intermediateco, Inc.(11)	Clinical Trial Development and Execution
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—June 19, 2017)(9)	4,612	4,560	4,623
Metal Services LLC(11)	Steel Mill Services
		LIBOR Plus 6.50%, Current Coupon 7.75%, Secured Debt (Maturity—June 30, 2017)(9)	4,988	4,894	5,054
Metals USA, Inc.(11)(13)	Operator of Metal Service Centers
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—December 14, 2019)(9)	7,481	7,409	7,534
Milk Specialties Company(11)	Processor of Nutrition Products
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—November 9, 2018)(9)	5,000	4,952	5,034
Miramax Film NY, LLC(11)	Motion Picture Producer and Distributor
		Class B Units (Fully diluted 0.2%)		500	667
Mitel US Holdings, Inc.(11)	Enterprise IP Telephone Provider
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—February 27, 2019)(9)	4,000	3,960	4,013
Mmodal, Inc.(11)	Healthcare Equipment and Services
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—August 16, 2019)(9)	3,980	3,931	3,860

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Modern VideoFilm, Inc.(10)	Post-Production Film Studio
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—December 19, 2017)(9)	5,054	4,837	5,054
		Warrants (Fully diluted 1.5%)		150	150

				4,987	5,204
Mood Media Corporation(11)(13)	Music Programming and Broadcasting
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—May 6, 2018)(9)	1,770	1,756	1,783
National Vision, Inc.(11)	Discount Optical Retailer
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—August 2, 2018)(9)	3,209	3,165	3,249
NCI Building Systems, Inc.(11)(13)	Non-Residential Building Products Manufacturer
		LIBOR Plus 6.75%, Current Coupon 8.00%, Secured Debt (Maturity—May 2, 2018)(9)	2,384	2,276	2,427
NCP Investment Holdings, Inc.	Management of Outpatient Cardiac Cath Labs
		Class A and C Units (Fully diluted 3.3%)(8)		20	2,474
NGPL PipeCo, LLC(11)	Natural Gas Pipelines and Storage Facilities
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—September 15, 2017)(9)	8,679	8,554	8,820
North American Breweries Holdings, LLC(11)	Operator of Specialty Breweries
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—December 11, 2018)(9)	3,990	3,914	4,095
Northland Cable Television, Inc.(11)	Television Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,799	4,703	4,751
Oberthur Technologies SA(11)(13)	Smart Card, Printing, Identity, and Cash Protection Security
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—November 30, 2018)(9)	6,965	6,658	6,965
Oneida Ltd.(11)	Household Products Manufacturer
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—September 25, 2017)(9)	1,795	1,764	1,768
Orbitz Worldwide, Inc.(11)(13)	Online Travel Agent
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—September 20, 2017)(9)	2,000	2,000	2,021
		LIBOR Plus 6.75%, Current Coupon 8.00%, Secured Debt (Maturity—March 20, 2019)(9)	500	500	506

				2,500	2,527
Panolam Industries International, Inc.(11)	Decorative Laminate Manufacturer
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—August 23, 2017)(9)	3,997	3,961	3,997
Permian Holdings, Inc.(11)	Storage Tank Manufacturer
		10.50% Bond (Maturity—January 15, 2018)	1,500	1,500	1,545
Physician Oncology Services, L.P.(11)	Provider of Radiation Therapy and Oncology Services
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—January 31, 2017)(9)	942	935	942
Preferred Proppants, LLC(11)	Producer of Sand Based Proppants
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—December 15, 2016)(9)	5,927	5,815	5,578

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Primesight Limited(10)(13)	Outdoor Advertising Operator
		11.25% Secured Debt (Maturity—October 17, 2015)	7,671	7,671	7,500
PRV Aerospace, LLC(11)	Aircraft Equipment Manufacturer
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—May 9, 2018)(9)	5,972	5,920	6,024
Radio One, Inc.(11)	Radio Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 31, 2016)(9)	2,925	2,887	3,005
Relativity Media, LLC(10)	Full-scale Film and Television Production and Distribution
		10.00% Secured Debt (Maturity—May 24, 2015)	4,904	4,832	4,904
		15.00% PIK Secured Debt (Maturity—May 24, 2015)	5,685	5,440	5,685
		Class A Units (Fully diluted 0.2%)		292	292

				10,564	10,881
Sabre Industries, Inc.(11)	Manufacturer of Telecom Structures and Equipment
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—August 24, 2018)(9)	6,484	6,394	6,524
SAExploration, Inc.(11)(13)	Geophysical Services Provider
		11% Current / 2.50% PIK Secured Debt (Maturity—November 28, 2016)(9)	4,000	4,027	4,027
		Warrants (Fully diluted 0.05%)		53	53

				4,080	4,080
Shale-Inland Holdings, LLC(11)	Distributor of Pipe, Valves, and Fittings
		8.75% Bond (Maturity—November 15, 2019)	3,000	3,000	3,150
Sonneborn, LLC(11)	Specialty Chemicals Manufacturer
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—March 30, 2018)(9)	2,970	2,919	3,029
Sotera Defense Solutions, Inc.(11)	Defense Industry Intelligence Services
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—April 22, 2017)(9)	9,171	8,839	9,080
Sourcehov LLC(11)	Business Process Services
		LIBOR Plus 5.38%, Current Coupon 6.63%, Secured Debt (Maturity—April 28, 2017)(9)	2,955	2,878	2,944
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—April 30, 2018)(9)	5,000	4,552	5,050

				7,430	7,994
Surgery Center Holdings, Inc.(11)	Ambulatory Surgical Centers
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 6, 2017)(9)	4,869	4,851	4,881
Sutherland Global Services, Inc.(11)	Business Process Outsourcing Provider
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—March 6, 2019)(9)	7,000	6,862	6,948
Tervita Corporation(11)(13)	Oil and Gas Environmental Services
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—May 15, 2018)(9)	3,500	3,466	3,549
The Tennis Channel, Inc.(10)	Television-Based Sports Broadcasting
		LIBOR Plus 6% / 4% PIK, Current Coupon with PIK 14%, Secured Debt (Maturity—June 30, 2013)(9)	11,160	12,887	12,887
		Warrants (Fully diluted 0.1%)		235	235

				13,122	13,122

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Therakos, Inc.(11)	Immune System Disease Treatment
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—December 27, 2017)(9)	4,988	4,842	5,000
Totes Isotoner Corporation(11)	Weather Accessory Retail
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—July 7, 2017)(9)	4,686	4,615	4,701
TriNet HR Corporation(11)(13)	Outsourced Human Resources Solutions
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—October 24, 2018)(9)	2,993	2,993	3,022
UniTek Global Services, Inc.(11)	Provider of Outsourced Infrastructure Services
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—April 15, 2018)(9)	4,377	4,270	4,366
Universal Fiber Systems, LLC(10)	Manufacturer of Synthetic Fibers
		LIBOR Plus 5.75%, Current Coupon 7.50%, Secured Debt (Maturity—June 26, 2015)(9)	5,123	5,042	5,046
US Xpress Enterprises, Inc.(11)	Truckload Carrier
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—November 13, 2016)(9)	6,313	6,197	6,329
VFH Parent LLC(11)	Electronic Trading and Market Making
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—July 8, 2016)(9)	3,386	3,386	3,432
Visant Corporation(11)	School Affinity Stores
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 22, 2016)(9)	3,882	3,882	3,779
Vision Solutions, Inc.(11)	Provider of Information Availability Software
		LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—July 23, 2016)(9)	2,450	2,286	2,442
		LIBOR Plus 8.00%, Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,963	4,950

				7,249	7,392
Walter Investment Management Corp.(11)(13)	Real Estate Services
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—November 28, 2017)(9)	2,438	2,415	2,485
Wenner Media LLC(11)	Magazine Operator
		LIBOR Plus 9.50%, Current Coupon 10.75%, Secured Debt (Maturity—February 17, 2018)(9)	2,191	2,115	2,183
Western Dental Services, Inc.(11)	Dental Care Services
		LIBOR Plus 7.00%, Current Coupon 8.25%, Secured Debt (Maturity—November 1, 2018)(9)	4,988	4,846	4,992
Wilton Brands LLC(11)	Specialty Housewares Retailer
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—August 30, 2018)(9)	1,950	1,914	1,978
Wireco Worldgroup Inc.(11)	Manufacturer of Synthetic Lifting Products
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—February 15, 2017)(9)	2,488	2,466	2,522
Zilliant Incorporated	Price Optimization and Margin Management Solutions
		12% Secured Debt (Maturity—June 15, 2017)	8,000	6,911	6,911
		Warrants (Fully diluted 3.0%)		1,071	1,071

				7,982	7,982

Subtotal Non-Control/Non-Affiliate Investments (49.7% of total investments at fair value)				474,917	489,620

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Main Street Capital Partners, LLC (Investment Manager)	Asset Management
		100% of Membership Interests		2,668	—

Total Portfolio Investments, March 31, 2013				871,049	985,491

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted.

(2)
Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Private Loans portfolio investment.

(11)
Middle Market portfolio investment.

(12)
Other Portfolio investment.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2013

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Marketable Securities and Idle Funds Investments
	Investments in Marketable Securities and Diversified, Registered Bond Funds			—	—

Subtotal Marketable Securities and Idle Funds Investments (0.0% of total investments at fair value)				—	—

Total Investments, March 31, 2013				$871,049	$985,491

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted.

(2)
Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Private Loans portfolio investment.

(11)
Middle Market portfolio investment.

(12)
Other Portfolio investment.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Bond-Coat, Inc.	Casing and Tubing Coating Services
		12% Secured Debt (Maturity—December 28, 2017)	14,750	14,550	14,550
		Common Stock (Fully diluted 43.4%)		6,350	6,350

				20,900	20,900
Café Brazil, LLC	Casual Restaurant Group
		12% Secured Debt (Maturity—April 20, 2013)	500	500	500
		Member Units (Fully diluted 41.0%)(8)		42	3,690

				542	4,190
California Healthcare Medical Billing, Inc.	Outsourced Billing and Revenue Cycle Management
		12% Secured Debt (Maturity—October 17, 2015)	8,103	7,913	8,016
		Warrants (Fully diluted 21.3%)		1,193	3,380
		Common Stock (Fully diluted 9.8%)		1,177	1,560

				10,283	12,956
CBT Nuggets, LLC	Produces and Sells IT Training Certification Videos
		14% Secured Debt (Maturity—December 31, 2013)	450	450	450
		Member Units (Fully diluted 41.6%)(8)		1,300	7,800

				1,750	8,250
Ceres Management, LLC (Lambs Tire & Automotive)	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2013)	4,000	3,993	3,993
		Class B Member Units (12% cumulative)		3,000	3,000
		Member Units (Fully diluted 79.0%)		5,273	—
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	1,066	1,066	1,066
		Member Units (Lamb's Real Estate Investment I, LLC) (Fully diluted 100%)		625	860

				13,957	8,919
Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays
		13% Current / 5% PIK Secured Debt (Maturity—July 1, 2013)	4,661	4,652	4,652
		Warrants (Fully diluted 47.9%)		320	600

				4,972	5,252
Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Ashland Capital IX, LLC) (Maturity—June 30, 2017)	919	919	919
		Member Units (Fully diluted 34.2%)(8)		2,980	12,660

				3,899	13,579
Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		9% Secured Debt (Maturity—June 4, 2015)	5,024	4,644	5,024
		Preferred Stock (8% cumulative)(8)		1,081	1,081
		Common Stock (Fully diluted 34.5%)(8)		718	1,550

				6,443	7,655
Hawthorne Customs and Dispatch Services, LLC	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (Fully diluted 47.6%)(8)		589	1,140
		Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.1%)(8)		1,215	1,215

				1,804	2,355
Hydratec, Inc.	Designer and Installer of Micro-Irrigation Systems
		Common Stock (Fully diluted 94.2%)(8)		7,095	13,710

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Indianapolis Aviation Partners, LLC	Fixed Base Operator
		15% Secured Debt (Maturity—September 15, 2014)	4,150	3,982	4,070
		Warrants (Fully diluted 30.1%)		1,129	2,130

				5,111	6,200
Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 2%, Current Coupon 5.25%, Secured Debt (Maturity—November 14, 2013)(9)	1,696	1,696	1,696
		13% Current / 6% PIK Secured Debt (Maturity—November 14, 2013)	1,759	1,759	1,759
		Member Units (Fully diluted 60.8%)(8)		811	2,060

				4,266	5,515
Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2014)	1,892	1,892	1,892
		Preferred Stock (non-voting)		493	493
		Warrants (Fully diluted 7.1%)		54	4
		Common Stock (Fully diluted 70.0%)(8)		100	36

				2,539	2,425
Marine Shelters Holdings, LLC (LoneStar Marine Shelters)	Fabricator of Marine and Industrial Shelters
		12% Secured Debt (Maturity—December 28, 2017)	10,250	10,045	10,045
		Preferred Stock (Fully diluted 26.7%)		3,750	3,750

				13,795	13,795
Mid-Columbia Lumber Products, LLC	Manufacturer of Finger-Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2014)	1,250	1,250	1,250
		12% Secured Debt (Maturity—December 18, 2014)	3,900	3,900	3,900
		9.5% Secured Debt (Mid—Columbia Real Estate, LLC) (Maturity—May 13, 2025)	1,017	1,017	1,017
		Warrants (Fully diluted 9.2%)		250	1,470
		Member Units (Fully diluted 42.9%)		882	1,580
		Member Units (Mid—Columbia Real Estate, LLC) (Fully diluted 50.0%)(8)		250	810

				7,549	10,027
NAPCO Precast, LLC	Precast Concrete Manufacturing
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—February 1, 2016)(9)	3,385	3,334	3,334
		18% Secured Debt (Maturity—February 1, 2016)	5,173	5,093	5,093
		Member Units (Fully diluted 44.0%)		2,975	4,360

				11,402	12,787
NRI Clinical Research, LLC	Clinical Research Center
		14% Secured Debt (Maturity—September 8, 2016)	4,736	4,506	4,506
		Warrants (Fully diluted 12.5%)		252	480
		Member Units (Fully diluted 24.8%)(8)		500	960

				5,258	5,946
NRP Jones, LLC	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	12,100	11,200	11,891
		Warrants (Fully diluted 12.2%)		817	1,350
		Member Units (Fully diluted 43.2%)(8)		2,900	4,800

				14,917	18,041
OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		12% Secured Debt (Maturity—April 1, 2013)	6,000	5,997	6,000
		Common Stock (Fully diluted 48.0%)		1,080	8,740

				7,077	14,740

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Pegasus Research Group, LLC (Televerde)	Telemarketing and Data Services
		13% Current / 5% PIK Secured Debt (Maturity—January 6, 2016)	4,991	4,946	4,991
		Member Units (Fully diluted 43.7%)(8)		1,250	3,790

				6,196	8,781
PPL RVs, Inc.	Recreational Vehicle Dealer
		11.1% Secured Debt (Maturity—June 10, 2015)	8,460	8,404	8,460
		Common Stock (Fully diluted 51.1%)		2,150	6,120

				10,554	14,580
Principle Environmental, LLC	Noise Abatement Services
		12% Secured Debt (Maturity—February 1, 2016)	4,750	3,945	4,750
		12% Current / 2% PIK Secured Debt (Maturity—February 1, 2016)	3,594	3,539	3,594
		Warrants (Fully diluted 14.2%)		1,200	3,860
		Member Units (Fully diluted 22.6%)		1,863	6,150

				10,547	18,354
River Aggregates, LLC	Processor of Construction Aggregates
		12% Secured Debt (Maturity—March 30, 2016)	3,860	3,662	3,662
		Warrants (Fully diluted 20.0%)		202	—
		Member Units (Fully diluted 40.0%)		550	—

				4,414	3,662
The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		4.5% Current / 4.5% PIK Secured Debt (Maturity—October 2, 2013)	1,079	1,077	1,077
		6% Current / 6% PIK Secured Debt (Maturity—October 2, 2013)	5,639	5,588	5,588
		Warrants (Fully diluted 52.3%)		1,096	—

				7,761	6,665
Thermal and Mechanical Equipment, LLC	Commercial and Industrial Engineering Services
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—September 25, 2014)(9)	1,033	1,030	1,033
		13% Current / 5% PIK Secured Debt (Maturity—September 25, 2014)	3,292	3,268	3,292
		Member Units (Fully diluted 50.0%)(8)		1,000	8,250

				5,298	12,575
Uvalco Supply, LLC	Farm and Ranch Supply Store
		Member Units (Fully diluted 42.8%)(8)		1,113	2,760
Van Gilder Insurance Corporation	Insurance Brokerage
		8% Secured Debt (Maturity—January 31, 2014)	915	914	914
		8% Secured Debt (Maturity—January 31, 2016)	1,361	1,349	1,349
		13% Secured Debt (Maturity—January 31, 2016)	6,150	5,319	5,319
		Warrants (Fully diluted 10.0%)		1,209	1,180
		Common Stock (Fully diluted 15.5%)		2,500	2,430

				11,291	11,192
Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		6.5% Current /6.5% PIK Secured Debt (Maturity—December 23, 2016)	3,204	3,146	3,146
		Series A Preferred Stock (Fully diluted 50.9%)		3,000	2,930
		Common Stock (Fully diluted 19.1%)		3,706	110

				9,852	6,186
Ziegler's NYPD, LLC	Casual Restaurant Group
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—October 1, 2013)(9)	1,000	998	998
		13% Current / 5% PIK Secured Debt (Maturity—October 1, 2013)	5,314	5,300	5,300
		Warrants (Fully diluted 46.6%)		600	180

				6,898	6,478

Subtotal Control Investments (29.2% of total investments at fair value)				217,483	278,475

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
American Sensor Technologies, Inc.	Manufacturer of Commercial / Industrial Sensors
		Warrants (Fully diluted 19.6%)		50	4,170
Bridge Capital Solutions Corporation	Financial Services and Cash Flow Solutions
		13% Secured Debt (Maturity—April 17, 2017)	5,000	4,754	4,754
		Warrants (Fully diluted 7.5%)		200	310

				4,954	5,064
Congruent Credit Opportunities Fund II, LP(12)(13)	Investment Partnership
		LP Interests (Fully diluted 19.8%)(8)		19,049	19,174
Daseke, Inc.	Specialty Transportation Provider
		Common Stock (Fully diluted 12.6%)		1,427	7,310
East Teak Fine Hardwoods, Inc.	Hardwood Products
		Common Stock (Fully diluted 5.0%)		480	380
Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages Liquidation of Distressed Assets
		14% Secured Debt (Maturity—November 21, 2016)	9,828	9,348	9,348
		Warrants (Fully diluted 22.5%)		400	240

				9,748	9,588
Houston Plating and Coatings, LLC	Plating and Industrial Coating Services
		Member Units (Fully diluted 11.1%)(8)		635	8,280
Indianhead Pipeline Services, LLC	Pipeline Support Services
		12% Secured Debt (Maturity—February 6, 2017)	8,725	8,186	8,186
		Preferred Equity (Fully diluted 8.0%)(8)		1,676	1,676
		Warrants (Fully diluted 10.6%)		459	1,490
		Member Units (Fully diluted 4.1%)(8)		1	50

				10,322	11,402
Integrated Printing Solutions, LLC	Specialty Card Printing
		13% Secured Debt (Maturity—September 23, 2016)	12,500	11,807	11,807
		Preferred Equity (Fully diluted 11.0%)		2,000	2,000
		Warrants (Fully diluted 8.0%)		600	1,100

				14,407	14,907
irth Solutions, LLC	Damage Prevention Technology Information Services
		12% Secured Debt (Maturity—December 29, 2015)	3,587	3,543	3,587
		Member Units (Fully diluted 12.8%)(8)		624	2,750

				4,167	6,337
KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
		12.5% Secured Debt (Maturity—September 28, 2017)	9,000	8,913	9,000
		Member Units (Fully diluted 17.9%)(8)		341	5,550

				9,254	14,550
Olympus Building Services, Inc.	Custodial / Facilities Services
		12% Secured Debt (Maturity—March 27, 2014)	3,050	2,975	2,975
		12% Current / 3% PIK Secured Debt (Maturity—March 27, 2014)	1,014	1,014	1,014
		Warrants (Fully diluted 22.5%)		470	470

				4,459	4,459

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
OnAsset Intelligence, Inc.	Transportation Monitoring / Tracking Services
		12% Secured Debt (Maturity—April 18, 2013)	1,500	1,500	1,500
		Preferred Stock (7% cumulative) (Fully diluted 5.8%) (8)		1,692	2,440
		Warrants (Fully diluted 4.0%)		830	550

				4,022	4,490
OPI International Ltd.(13)	Oil and Gas Construction Services
		Common Equity (Fully diluted 11.5%)(8)		1,371	4,971
PCI Holding Company, Inc.	Manufacturer of Industrial Gas Generating Systems
		12% Current / 4% PIK Secured Debt (Maturity—December 18, 2017)	5,008	4,909	4,909
		Preferred Stock (20% cumulative) (Fully diluted 19.4%) (8)		1,511	1,511

				6,420	6,420
Radial Drilling Services Inc.	Oil and Gas Technology
		12% Secured Debt (Maturity—November 23, 2016)	4,200	3,485	3,485
		Warrants (Fully diluted 24.0%)		758	758

				4,243	4,243
Samba Holdings, Inc.	Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	11,923	11,754	11,923
		Common Stock (Fully diluted 19.4%)		1,707	3,670

				13,461	15,593
Spectrio LLC	Audio Messaging Services
		8% Secured Debt (Maturity—June 16, 2016)	280	280	280
		12% Secured Debt (Maturity—June 16, 2016)	17,990	17,559	17,963
		Warrants (Fully diluted 9.8%)		887	3,420

				18,726	21,663
SYNEO, LLC	Manufacturer of Specialty Cutting Tools and Punches
		12% Secured Debt (Maturity—July 13, 2016)	4,300	4,218	4,218
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,413	1,413
		Member Units (Fully diluted 11.1%)		1,000	1,000

				6,631	6,631
Texas Reexcavation LC	Hydro Excavation Services
		12% Current / 3% PIK Secured Debt (Maturity—December 31, 2017)	6,001	5,881	5,881
		Class A Member Units (Fully diluted 16.3%)		2,900	2,900

				8,781	8,781

Subtotal Affiliate Investments (18.7% of total investments at fair value)				142,607	178,413

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
AGS LLC(10)	Developer, Manufacturer, and Operator of Gaming Machines
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—August 23, 2016)(9)	9,423	9,239	9,239
Ameritech College Operations, LLC	For-Profit Nursing and Healthcare College
		18% Secured Debt (Maturity—March 9, 2017)	6,050	5,942	6,050
Ancestry.com Inc.(11)	Genealogy Software Service
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—December 27, 2018)(9)	7,000	6,720	6,767
Artel, LLC(11)	Land-Based and Commercial Satellite Provider
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 27, 2017)(9)	5,000	4,951	4,950
Associated Asphalt Partners, LLC(11)	Liquid Asphalt Supplier
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—March 9, 2018)(9)	9,400	9,250	9,259
Audio Visual Services Group, Inc.(11)	Hotel & Venue Audio Visual Operator
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—November 9, 2018)(9)	5,000	4,901	4,919
		LIBOR Plus 9.50%, Current Coupon 10.75%, Secured Debt (Maturity—May 9, 2019)(9)	5,000	4,901	4,938

				9,802	9,857
B. J. Alan Company	Retailer and Distributor of Consumer Fireworks
		14% Current / 2.5% PIK Secured Debt (Maturity—June 22, 2017)	10,134	10,042	10,042
Blackboard, Inc.(11)	Education Software Provider
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—October 4, 2018)(9)	1,361	1,319	1,379
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—April 4, 2019)(9)	2,000	1,852	1,927

				3,171	3,306
Brand Connections, LLC	Venue-Based Marketing and Media
		12% Secured Debt (Maturity—April 30, 2015)	7,974	7,828	7,974
Brasa Holdings Inc.(11)	Upscale Full Service Restaurants
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—July 18, 2019)(9)	3,491	3,395	3,525
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—January 19, 2020)(9)	2,000	1,927	2,030

				5,322	5,555
Calloway Laboratories, Inc.(10)	Health Care Testing Facilities
		10.00% Current / 2.00% PIK Secured Debt (Maturity—September 30, 2014)	5,479	5,361	5,479
CDC Software Corporation(11)	Enterprise Application Software
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—August 6, 2018)(9)	4,239	4,199	4,260
CHI Overhead Doors, Inc.(11)	Manufacturer of Overhead Garage Doors
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—August 17, 2017)(9)	2,410	2,371	2,421
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—February 17, 2018)(9)	2,500	2,457	2,463

				4,828	4,884

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Citadel Plastics Holding, Inc.(11)	Supplier of Commodity Chemicals / Plastic Parts
		LIBOR Plus 5.25%, Current Coupon 6.75%, Secured Debt (Maturity—February 28, 2018)(9)	2,985	2,959	2,989
Compact Power Equipment Centers Inc.	Equipment / Tool Rental
		6% Current / 6% PIK Secured Debt (Maturity—October 1, 2017)	3,687	3,669	3,669
		Series A Stock (8% cumulative) (Fully diluted 4.2%)(8)		923	1,232

				4,592	4,901
Confie Seguros Holding II Co.(11)	Insurance Brokerage
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—November 9, 2018)(9)	5,000	4,927	4,964
Connolly Holdings Inc.(11)	Audit Recovery Software
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—July 15, 2018)(9)	2,488	2,464	2,519
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—January 15, 2019)(9)	2,000	1,962	2,050

				4,426	4,569
Creative Circle, LLC(11)	Professional Staffing Firm
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—September 28, 2017)(9)	9,938	9,840	9,840
CST Industries(11)	Storage Tank Manufacturer
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	12,188	12,022	12,110
Diversified Machine, Inc.(11)	Automotive Component Supplier
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—December 21, 2017)(9)	2,000	1,961	1,985
Drilling Info, Inc.	Information Services for the Oil and Gas Industry
		Common Stock (Fully diluted 2.3%)		1,335	5,769
Dycom Investments, Inc.(11)(13)	Telecomm Construction & Engineering Providers
		7.13% Bond (Maturity—January 15, 2021)	1,000	1,042	1,053
Emerald Performance Materials, Inc.(11)	Specialty Chemicals Manufacturer
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—May 18, 2018)(9)	4,490	4,451	4,512
Engility Corporation(11)(13)	Defense Software
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—July 18, 2017)(9)	8,000	7,928	7,930
eResearch Technology, Inc.(11)	Provider of Technology- Driven Health Research
		LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity—June 29, 2018)(9)	3,491	3,361	3,465
EnCap Energy Fund Investments(12)(13)	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		1,735	1,852
		LP Interests (EnCap Energy Capital Fund VIII Co- Investors, L.P.) (Fully diluted 0.3%)		442	442
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 0.8%)		664	664

				2,841	2,958
Fairway Group Acquisition Company(11)	Retail Grocery
		LIBOR Plus 6.75%, Current Coupon 8.25%, Secured Debt (Maturity—August 17, 2018)(9)	3,990	3,933	4,030
FC Operating, LLC(10)	Christian Specialty Retail Stores
		LIBOR Plus 10.75%, Current Coupon 12.00%, Secured Debt (Maturity—November 14, 2017)(9)	6,000	5,883	5,916

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
FishNet Security, Inc.(11)	Information Technology Value-Added Reseller
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 30, 2017)(9)	8,000	7,921	7,960
Flexera Software LLC(11)	Software Licensing
		LIBOR Plus 9.75%, Current Coupon 11.00%, Secured Debt (Maturity—September 30, 2018)(9)	3,000	2,789	3,053
Fram Group Holdings, Inc.(11)	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—July 29, 2017)(9)	988	984	989
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	1,000	996	950

				1,980	1,939
GFA Brands, Inc.(11)(13)	Distributor of Health Food Products
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—July 2, 2018)(9)	6,790	6,663	6,909
GMACM Borrower LLC(11)	Mortgage Originator and Servicer
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 13, 2015)(9)	1,000	987	1,011
Grede Holdings, LLC(11)	Operator of Iron Foundries
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—April 3, 2017)(9)	5,000	4,975	5,025
Hayden Acquisition, LLC	Manufacturer of Utility Structures
		8% Secured Debt (Maturity—January 1, 2013)	1,800	1,781	—
Hearthside Food Solutions, LLC(11)	Contract Food Manufacturer
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 5, 2018)(9)	3,990	3,953	3,980
Heckmann Corporation(11)(13)	Water Treatment and Disposal Services
		9.88% Bond (Maturity—April 15, 2018)	3,500	3,500	3,588
HOA Restaurant Group, LLC(11)	Casual Restaurant Group
		11.25% Bond (Maturity—April 1, 2017)	2,000	2,000	1,810
Hudson Products Holdings, Inc.(11)	Manufacturer of Heat Transfer Equipment
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—June 7, 2017)(9)	4,000	3,961	4,015
Hupah Finance Inc.(11)	Manufacturer of Industrial Machinery
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—January 19, 2019)(9)	2,978	2,924	3,015
Il Fornaio Corporation(11)	Casual Restaurant Group
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 10, 2017)(9)	1,822	1,815	1,836
Insight Pharmaceuticals, LLC(11)	Pharmaceuticals Merchant Wholesalers
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—August 25, 2016)(9)	5,000	4,976	5,025
Ipreo Holdings LLC(11)	Application Software for Capital Markets
		LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity—August 5, 2017)(9)	5,688	5,610	5,723
iStar Financial Inc.(11)(13)	Real Estate Investment Trust
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—March 19, 2016)(9)	1,444	1,422	1,461

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Ivy Hill Middle Market Credit Fund III, Ltd.(12)(13)	Investment Partnership
		LIBOR Plus 6.50%, Current Coupon 6.71%, Secured Debt (Maturity—January 15, 2022)	2,000	1,681	1,970
Jackson Hewitt Tax Service Inc.(11)	Tax Preparation Services
		LIBOR Plus 8.50%, Current Coupon 10.00%, Secured Debt (Maturity—October 15, 2017)(9)	7,500	7,211	7,281
Kadmon Pharmaceuticals, LLC(10)	Biopharmaceutical Products and Services
		LIBOR Plus 13.00% / 12.00% PIK, Current Coupon with PIK 27.00%, Secured Debt (Maturity—April 30, 2013)(9)	6,056	6,056	6,056
Keypoint Government Solutions, Inc.(11)	Pre-employment Screening Services
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 13, 2017)(9)	5,000	4,903	4,975
Maverick Healthcare Group LLC(10)	Home Healthcare Products and Services
		LIBOR Plus 9.00%, Current Coupon 10.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,900	4,900	4,992
Media Holdings, LLC(11)(13)	Internet Traffic Generator
		LIBOR Plus 13.00%, Current Coupon 15.00%, Secured Debt (Maturity—April 27, 2014)(9)	5,000	5,332	5,000
Medpace Intermediateco, Inc.(11)	Clinical Trial Development and Execution
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—June 19, 2017)(9)	4,612	4,557	4,427
Metal Services LLC(11)	Steel Mill Services
		LIBOR Plus 6.50%, Current Coupon 7.75%, Secured Debt (Maturity—June 30, 2017)(9)	5,000	4,902	5,038
Metals USA, Inc.(11)(13)	Operator of Metal Service Centers
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—December 14, 2019)(9)	7,500	7,426	7,463
Milk Specialties Company(11)	Processor of Nutrition Products
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—November 9, 2018)(9)	5,000	4,951	4,988
Miramax Film NY, LLC(11)	Motion Picture Producer and Distributor
		Class B Units (Fully diluted 0.2%)		500	576
Mmodal, Inc.(11)	Healthcare Equipment and Services
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—August 16, 2019)(9)	3,990	3,940	3,850
Modern VideoFilm, Inc.(10)	Post-Production Film Studio
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—December 19, 2017)(9)	5,005	4,780	4,780
		Warrants (Fully diluted 1.5%)		150	150

				4,930	4,930
Mood Media Corporation(11)(13)	Music Programming and Broadcasting
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—May 6, 2018)(9)	1,775	1,759	1,780
National Healing Corporation(11)	Wound Care Management
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—November 30, 2018)(9)	1,500	1,422	1,545
		Common Equity (Fully diluted 0.02%)		50	50

				1,472	1,595
National Vision, Inc.(11)	Discount Optical Retailer
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—August 2, 2018)(9)	3,226	3,179	3,274

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
NCI Building Systems, Inc.(11)	Non-Residential Building Products Manufacturer
		LIBOR Plus 6.75%, Current Coupon 8.00%, Secured Debt (Maturity—May 2, 2018)(9)	2,450	2,335	2,455
NCP Investment Holdings, Inc.	Management of Outpatient Cardiac Cath Labs
		Class A and C Units (Fully diluted 3.3%)(8)		20	2,474
NGPL PipeCo, LLC(11)	Natural Gas Pipelines and Storage Facilities
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—September 15, 2017)(9)	8,679	8,548	8,901
North American Breweries Holdings, LLC(11)	Operator of Specialty Breweries
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—December 11, 2018)(9)	4,000	3,921	4,020
Northland Cable Television, Inc.(11)	Television Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,812	4,710	4,692
Oberthur Technologies SA(11)(13)	Smart Card, Printing, Identity, and Cash Protection Security
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—November 30, 2018)(9)	6,965	6,648	6,913
Oneida Ltd.(11)	Household Products Manufacturer
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—September 25, 2017)(9)	1,933	1,899	1,904
Panolam Industries International, Inc.(11)	Decorative Laminate Manufacturer
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—August 23, 2017)(9)	4,048	4,010	4,038
Peppermill Casinos, Inc.(11)	Operator of Casinos and Gaming Operations
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 2, 2018)(9)	2,295	2,204	2,246
Phillips Plastic Corporation(11)	Custom Molder of Plastics and Metals
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 12, 2017)(9)	1,728	1,714	1,723
Physician Oncology Services, L.P.(11)	Provider of Radiation Therapy and Oncology Services
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—January 31, 2017)(9)	942	935	904
PL Propylene LLC(11)(13)	Propylene Producer
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—March 27, 2017)(9)	3,970	3,901	4,035
Preferred Proppants, LLC(11)	Producer of Sand Based Proppants
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—December 15, 2016)(9)	5,942	5,823	5,526
ProQuest LLC(11)	Academic Research Portal
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—April 13, 2018)(9)	4,963	4,918	4,997
PRV Aerospace, LLC(11)	Aircraft Equipment Manufacturer
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—May 9, 2018)(9)	5,972	5,917	5,987
Radio One, Inc.(11)	Radio Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 31, 2016)(9)	2,932	2,891	2,983

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Relativity Media, LLC(10)	Full-scale Film and Television Production and Distribution
		10.00% Secured Debt (Maturity—May 24, 2015)	4,904	4,825	5,087
		15.00% PIK Secured Debt (Maturity—May 24, 2015)	5,477	5,214	5,294
		Class A Units (Fully diluted 0.2%)		292	292

				10,331	10,673
Sabre Industries, Inc.(11)	Manufacturer of Telecom Structures and Equipment
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—August 24, 2018)(9)	6,500	6,407	6,565
Shale-Inland Holdings, LLC(11)	Distributor of Pipe, Valves, and Fittings
		8.75% Bond (Maturity—November 15, 2019)	3,000	3,000	3,143
Sonneborn, LLC(11)	Specialty Chemicals Manufacturer
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—March 30, 2018)(9)	2,978	2,924	3,030
Sourcehov LLC(11)	Business Process Services
		LIBOR Plus 5.38%, Current Coupon 6.63%, Secured Debt (Maturity—April 28, 2017)(9)	2,955	2,874	2,921
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—April 30, 2018)(9)	5,000	4,537	4,581

				7,411	7,502
Surgery Center Holdings, Inc.(11)	Ambulatory Surgical Centers
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 6, 2017)(9)	4,881	4,863	4,857
The Tennis Channel, Inc.(10)	Television-Based Sports Broadcasting
		LIBOR Plus 6% / 4% PIK, Current Coupon with PIK 14%, Secured Debt (Maturity—June 30, 2013)(9)	11,050	12,776	12,776
		Warrants (Fully diluted 0.1%)		235	235

				13,011	13,011
Totes Isotoner Corporation(11)	Weather Accessory Retail
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—July 7, 2017)(9)	4,717	4,642	4,729
TriNet HR Corporation(11) (13)	Outsourced Human Resources Solutions
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—October 24, 2018)(9)	3,000	3,000	3,011
UniTek Global Services, Inc.(11)	Provider of Outsourced Infrastructure Services
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—April 15, 2018)(9)	4,379	4,268	4,308
Universal Fiber Systems, LLC(10)	Manufacturer of Synthetic Fibers
		LIBOR Plus 5.75%, Current Coupon 7.50%, Secured Debt (Maturity—June 26, 2015)(9)	5,274	5,182	5,195
US Xpress Enterprises, Inc.(11)	Truckload Carrier
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—November 13, 2016)(9)	6,500	6,374	6,484
Vantage Specialties, Inc.(11)	Manufacturer of Specialty Chemicals
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—February 10, 2018)(9)	3,970	3,900	4,000
VFH Parent LLC(11)	Electronic Trading and Market Making
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—July 8, 2016)(9)	3,394	3,344	3,404

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Visant Corporation(11)	School Affinity Stores
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 22, 2016)(9)	3,923	3,923	3,575
Vision Solutions, Inc.(11)	Provider of Information Availability Software
		LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—July 23, 2016)(9)	2,506	2,325	2,340
		LIBOR Plus 8.00%, Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,962	4,875

				7,287	7,215
Walter Investment Management Corp.(11)(13)	Real Estate Services
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—November 28, 2017)(9)	2,469	2,444	2,484
Western Dental Services, Inc.(11)	Dental Care Services
		LIBOR Plus 7.00%, Current Coupon 8.25%, Secured Debt (Maturity—November 1, 2018)(9)	5,000	4,853	4,894
Wilton Brands LLC(11)	Specialty Housewares Retailer
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—August 30, 2018)(9)	1,975	1,937	2,000
Wireco Worldgroup Inc.(11)	Manufacturer of Synthetic Lifting Products
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—February 15, 2017)(9)	2,494	2,471	2,550
WP CPP Holdings, LLC(11)	Manufacturer of Aerospace and Defense Components
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—December 28, 2019)(9)	4,000	3,960	4,020
Zilliant Incorporated	Price Optimization and Margin Management Solutions
		12% Secured Debt (Maturity—June 15, 2017)	8,000	6,866	6,866
		Warrants (Fully diluted 3.0%)		1,071	1,071

				7,937	7,937

Subtotal Non-Control/Non-Affiliate Investments (49.1% of total investments at fair value)				456,975	467,543

Main Street Capital Partners, LLC (Investment Manager)	Asset Management
		100% of Membership Interests		2,668	—

Total Portfolio Investments, December 31, 2012				819,733	924,431

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Marketable Securities and Idle Funds Investments
	Investments in Marketable Securities and Diversified, Registered Bond Funds
Ceridian Corporation (13)
		LIBOR Plus 5.75%, Current Coupon 5.96%, Secured Debt (Maturity—May 9, 2017)	10,000	10,025	10,013
Compass Investors Inc. (13)
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 27, 2019) (9)	7,000	7,005	6,994
First Data Corporation (13)
		LIBOR Plus 4.00%, Current Coupon 4.21%, Secured Debt (Maturity—March 23, 2018)	5,000	4,763	4,767
Toll Road Investors Partnership II, LP Bond (13)
		Zero Coupon Bond (Maturity—February 15, 2033)	7,500	1,742	1,834
Univision Communications Inc. (13)
		LIBOR Plus 4.25%, Current Coupon 4.46%, Secured Debt (Maturity—March 31, 2017)	5,000	4,934	4,927

Subtotal Marketable Securities and Idle Funds Investments (3.0% of total investments at fair value)				28,469	28,535

Total Investments, December 31, 2012				$848,202	$952,966

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted.

(2)
Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Private Loans portfolio investment.

(11)
Middle Market portfolio investment.

(12)
Other Portfolio investment.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION

1.     Organization

        Main Street Capital Corporation ("MSCC") was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Investment Manager acts as MSMF's manager and investment adviser. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by MSCC, MSCC does not pay any external investment advisory fees, but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        On January 7, 2010, MSCC consummated transactions (the "Exchange Offer") to exchange 1,239,695 shares of its common stock for approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is also managed by the Investment Manager. During the first quarter of 2012, MSCC exchanged 229,634 shares of its common stock to acquire all of the remaining minority ownership in the total dollar value of the MSC II limited partnership interests, including approximately 5% owned by affiliates of MSCC (the "Final MSC II Exchange"). After the completion of the Final MSC II Exchange, MSCC owns 100% of MSC II. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests and the Final MSC II Exchange, are collectively termed the "Exchange Offer Transactions."

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Taxable Subsidiaries are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION (Continued)

2.     Basis of Presentation

        Main Street's financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For the three months ended March 31, 2013 and 2012, Main Street's consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries. The Investment Portfolio, as used herein, refers to all of Main Street's LMM portfolio investments, Middle Market portfolio investments, Private Loan portfolio investments, Other Portfolio investments and the investment in the Investment Manager but excludes all "Marketable securities and idle funds investments" (see Note C—Fair Value Hierarchy for Investments and Debentures—Portfolio Investment Composition for additional discussion of Main Street's Investment Portfolio composition and definitions for the terms LMM, Middle Market, Private Loan and Other Portfolio). The Investment Manager is accounted for as a portfolio investment (see Note D) and is not consolidated with MSCC and its consolidated subsidiaries. "Marketable securities and idle funds investments" are classified as financial instruments and are reported separately on Main Street's Consolidated Balance Sheets and Consolidated Schedule of Investments due to the nature of such investments (see Note B.12.). Main Street's results of operations and cash flows for the three months ended March 31, 2013 and 2012 and financial position as of March 31, 2013 and December 31, 2012, are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform with the current presentation, including the reclassification of certain investments previously included as part of the LMM portfolio or Middle Market portfolio that are now classified as part of the Private Loan portfolio and the reclassification of Investment Portfolio and Marketable securities and idle funds investment related activity from cash flows from investing activities to cash flows from operating activities.

        The accompanying unaudited consolidated financial statements of Main Street are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. The results of operations for the three months ended March 31, 2013 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2012. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the "AICPA Guide"), Main Street is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION (Continued)

portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if Main Street holds a controlling interest in an operating company that provides services directly to Main Street or to an investment company of Main Street. None of the investments made by Main Street qualify for this exception. Therefore, Main Street's Investment Portfolio is carried on the balance sheet at fair value, as discussed further in Note B, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on the Statement of Operations until the investment is realized, usually upon exit, resulting in any gain or loss being recognized as a "Net Realized Gain (Loss) from Investments."

  Portfolio Investment Classification

        Main Street classifies its Investment Portfolio in accordance with the requirements of the 1940 Act. Under the 1940 Act, (a) "Control Investments" are defined as investments in which Main Street owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation, (b) "Affiliate Investments" are defined as investments in which Main Street owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation, and (c) "Non-Control/Non-Affiliate Investments" are defined as investments that are neither Control Investments nor Affiliate Investments. The line item on Main Street's Consolidated Balance Sheets entitled "Investment in affiliated Investment Manager" represents Main Street's investment in the Investment Manager that is accounted for as a portfolio investment.

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.     Valuation of the Investment Portfolio

        Main Street accounts for its Investment Portfolio at fair value. As a result, Main Street follows the provisions of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("Codification" or "ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires Main Street to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable, and willing and able to transact.

        Main Street's portfolio strategy calls for it to invest primarily in illiquid debt and equity securities issued by private, LMM companies and debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. Main Street categorizes some of its investments in LMM companies and Middle Market companies as Private Loan portfolio investments, which are typically debt securities issued by companies that are consistent in size with either the LMM companies or Middle Market companies, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Main Street's portfolio also includes Other Portfolio investments which primarily consist of investments which are not consistent with the typical profiles for our LMM portfolio investments, Middle Market portfolio investments or Private Loan portfolio investments, including investments which may be managed by third parties. All of these portfolio investments may be subject to restrictions on resale.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        LMM investments and Other Portfolio investments generally have no established trading market while Middle Market securities generally have established markets that are not active. Private Loan investments may include investments which have no established trading market or have established markets that are not active. Main Street determines in good faith the fair value of its Investment Portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by its Board of Directors and in accordance with the 1940 Act. Main Street's valuation policy and process are intended to provide a consistent basis for determining the fair value of the portfolio.

        For LMM portfolio investments, Main Street reviews external events, including private mergers, sales and acquisitions involving comparable companies, and includes these events in the valuation process. For Middle Market portfolio investments, Main Street primarily uses observable inputs such as quoted prices in the valuation process. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, Main Street generally uses a combination of observable inputs through obtaining third party quotes or other independent pricing and an approach similar to the income approach using a yield-to-maturity model used to value its LMM portfolio debt investments.

        For valuation purposes, "control" LMM portfolio investments are composed of debt and equity securities in companies for which Main Street has a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for Main Street's control LMM portfolio investments. As a result, for control LMM portfolio investments, Main Street determines the fair value using a combination of market and income approaches. Under the market approach, Main Street will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, Main Street analyzes various factors including the portfolio company's historical and projected financial results. Main Street allocates the enterprise value to investments in order of the legal priority of the various components of the portfolio company's capital structure. Main Street will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate and which includes using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. The valuation approaches for Main Street's control LMM portfolio investments estimate the value of the investment if Main Street were to sell, or exit, the investment. In addition, these valuation approaches consider the value associated with Main Street's ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

        For valuation purposes, "non-control" LMM portfolio investments are composed of debt and equity securities in companies for which Main Street does not have a controlling interest in the

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for non-control LMM portfolio investments. For non-control LMM portfolio investments, Main Street uses a combination of the market and income approaches to value its equity investments and the income approach to value its debt investments similar to the approaches used for our control LMM portfolio investments and which includes using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Main Street's estimate of the expected repayment date of a LMM debt security is generally the legal maturity date of the instrument, as Main Street generally intends to hold its loans to maturity. The yield-to-maturity analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. Main Street will use the value determined by the yield-to-maturity analysis as the fair value for that security; however, because of Main Street's general intent to hold its loans to maturity, the fair value will not exceed the face amount of the LMM debt security. A change in the assumptions that Main Street uses to estimate the fair value of its LMM debt securities using the yield-to-maturity analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a LMM debt security is in workout status, Main Street may consider other factors in determining the fair value of the LMM debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Pursuant to its internal valuation process and the requirements under the 1940 Act, Main Street performs valuation procedures on its investments in each LMM portfolio company once a quarter. In addition to its internal valuation process, in arriving at estimates of fair value for its investments in its LMM portfolio companies, Main Street, among other things, consults with a nationally recognized independent advisor. The nationally recognized independent advisor is generally consulted relative to Main Street's investments in each LMM portfolio company at least once in every calendar year, and for Main Street's investments in new LMM portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, Main Street may determine that it is not cost-effective, and as a result is not in its stockholders' best interest, to consult with the nationally recognized independent advisor on its investments in one or more LMM portfolio companies. Such instances include, but are not limited to, situations where the fair value of Main Street's investment in a LMM portfolio company is determined to be insignificant relative to the total Investment Portfolio. Main Street consulted with its independent advisor in arriving at Main Street's determination of fair value on its investments in a total of 15 LMM portfolio companies for the three months ended March 31, 2013, representing approximately 23% of the total LMM portfolio and investment in the affiliated Investment Manager at fair value as of March 31, 2013 and on a total of 12 LMM portfolio companies for the three months ended March 31, 2012, representing approximately 21% of the total LMM portfolio and investment in the affiliated Investment Manager at fair value as of March 31, 2012.

        For valuation purposes, all of Main Street's Middle Market portfolio investments are non-control investments for which Main Street does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Main Street primarily uses observable inputs to determine the fair value of these investments through obtaining third party quotes or other independent pricing, to the extent such sufficient observable inputs are available to determine fair value. For Middle Market portfolio investments for which sufficient observable inputs are not

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

available to determine fair value, Main Street generally uses a combination of observable inputs through obtaining third party quotes or other independent pricing and an approach similar to the income approach using a yield-to-maturity model used to value its LMM portfolio debt investments.

        For valuation purposes, all of Main Street's Private Loan portfolio investments are non-control investments for which Main Street does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. As sufficient observable inputs to determine the fair value of these Private Loan portfolio investments through obtaining third party pricing or other independent pricing are not generally available, Main Street generally uses a combination of observable inputs through obtaining third party quotes or other independent pricing and an approach similar to the income approach using a yield-to-maturity model used to value its LMM portfolio debt investments.

        For valuation purposes, all of Main Street's Other Portfolio investments are non-control investments for which Main Street generally does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Main Street's Other Portfolio investments comprised 2.9% and 2.6%, respectively, of Main Street's Investment Portfolio at fair value as of March 31, 2013 and December 31, 2012. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. For its Other Portfolio equity investments, Main Street determines the fair value based on the fair value of the portfolio company as determined by independent third parties and based on Main Street's proportional ownership in the portfolio company, as well as the financial position and assessed risk of each of these portfolio investments. For Other Portfolio debt investments with observable inputs, Main Street determines the fair value of these investments through obtaining third party quotes or other independent pricing, to the extent sufficient observable inputs are available to determine fair value. To the extent such observable inputs are not available, Main Street values these Other Portfolio debt investments through an approach similar to the income approach using a yield-to-maturity model used to value its LMM portfolio debt investments.

        Due to the inherent uncertainty in the valuation process, Main Street's determination of fair value for its Investment Portfolio may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. Main Street determines the fair value of each individual investment and records changes in fair value as unrealized appreciation or depreciation.

        Main Street uses a standard internal portfolio investment rating system in connection with its investment oversight, portfolio management and analysis and investment valuation procedures for its LMM portfolio companies. This system takes into account both quantitative and qualitative factors of the LMM portfolio company and the investments held therein.

        The Board of Directors of Main Street has the final responsibility for reviewing and approving, in good faith, Main Street's determination of the fair value for its Investment Portfolio consistent with the 1940 Act requirements. Main Street believes its Investment Portfolio as of March 31, 2013 and

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

December 31, 2012 approximates fair value as of those dates based on the markets in which Main Street operates and other conditions in existence on those reporting dates.

2.     Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from these estimates under different conditions or assumptions. Additionally, as explained above, the financial statements include investments in the Investment Portfolio whose values have been estimated by Main Street with the oversight, review and approval by Main Street's Board of Directors in the absence of readily ascertainable market values. Because of the inherent uncertainty of the portfolio investment valuations, those estimated values may differ significantly from the values that would have been used had a readily available market for the investments existed, and it is reasonably possible that the differences could be material.

3.     Cash and Cash Equivalents

        Cash and cash equivalents consist of highly liquid investments with an original maturity of three months or less at the date of purchase. Cash and cash equivalents are carried at cost, which approximates fair value.

        At March 31, 2013, cash balances totaling $22.3 million exceeded FDIC insurance protection levels, subjecting the Company to risk related to the uninsured balance. All of the Company's cash deposits are held at large established high credit quality financial institutions and management believes that the risk of loss associated with any uninsured balances is remote.

4.     Marketable Securities and Idle Funds Investments

        Marketable securities and idle funds investments include investments in intermediate-term secured debt and independently rated debt investments. See the "Consolidated Schedule of Investments" for more information on Marketable securities and idle funds investments.

5.     Interest and Dividend Income

        Main Street records interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with Main Street's valuation policy, Main Street evaluates accrued interest and dividend income periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if Main Street otherwise does not expect the debtor to be able to service all of its debt or other obligations, Main Street will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, we remove it from non-accrual status.

        Main Street holds debt and preferred equity instruments in its Investment Portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of these dividends in arrears may be deferred until such time as the preferred equity is redeemed. To maintain RIC tax treatment (as discussed below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the PIK interest and cumulative dividends in cash. For the three months ended March 31 2013 and 2012, (i) approximately 5.2%, and 3.4%, respectively, of Main Street's total investment income was attributable to PIK interest income not paid currently in cash and (ii) approximately 0.7%, and 0.3%, respectively, of Main Street's total investment income was attributable to cumulative dividend income not paid currently in cash.

        As of March 31, 2013, Main Street had one investment with positive fair value on non-accrual status, which comprised approximately 0.2% of the total Investment Portfolio at fair value and, together with another fully impaired investment, comprised approximately 0.7% of the total Investment Portfolio at cost, in each case excluding the investment in the affiliated Investment Manager. As of December 31, 2012, Main Street had no investments with positive fair value on non-accrual status and one fully impaired investment which comprised approximately 0.2% of the total Investment Portfolio at cost, excluding the investment in the affiliated Investment Manager.

6.     Deferred Financing Costs

        Deferred financing costs include SBIC debenture commitment fees and SBIC debenture leverage fees on the SBIC debentures which are not accounted for under the fair value option under ASC 825 (as discussed further in Note B. 12.). These deferred financing costs have been capitalized and are being amortized into interest expense over the term of the debenture agreement (10 years).

        Deferred financing costs also include commitment fees and other costs related to our multi-year investment credit facility (the "Credit Facility", as discussed further in Note F). These costs have been capitalized and are amortized into interest expense over their respective terms.

7.     Fee Income—Structuring and Advisory Services

        Main Street may periodically provide services, including structuring and advisory services, to its portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are accreted into interest income over the life of the financing.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

8.     Unearned Income—Debt Origination Fees and Original Issue Discount and Discounts / Premiums to Par Value

        Main Street capitalizes debt origination fees received in connection with financings and reflects such fees as unearned income netted against the applicable debt investments. The unearned income from the fees is accreted into interest income based on the effective interest method over the life of the financing.

        In connection with its portfolio debt investments, Main Street sometimes receives nominal cost warrants ("nominal cost equity") that are valued as part of the negotiation process with the particular portfolio company. When Main Street receives nominal cost equity, Main Street allocates its cost basis in its investment between its debt security and its nominal cost equity at the time of origination based on the amounts negotiated with the particular portfolio company. Any discount recorded on a debt investment resulting from this allocation is reflected as unearned income, which is netted against the applicable debt investment, and accreted into interest income based on the effective interest method over the life of the debt investment. The actual collection of this interest is deferred until the time of debt principal repayment.

        Main Street may also purchase debt securities at a discount or at a premium to the par value of the debt security. In the case of a purchase at a discount, Main Street records the investment at the par value of the debt security net of the discount, and the discount is accreted into interest income based on the effective interest method over the life of the debt investment. In the case of a purchase at a premium, Main Street records the investment at the par value of the debt security plus the premium, and the premium is amortized as a reduction to interest income based on the effective interest method over the life of the debt investment.

        To maintain RIC tax treatment (as discussed below in Note B.10.), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the interest income. For the three months ended March 31, 2013 and 2012, approximately 2.8% and 3.5%, respectively, of Main Street's total investment income was attributable to interest income for the accretion of discounts, net of any premium reduction, associated with debt investments.

9.     Share-Based Compensation

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measures the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes the fair value of the awards as share-based compensation expense over the requisite service period or vesting term.

10.   Income Taxes

        MSCC has elected and intends to continue to qualify for the tax treatment applicable to a RIC under the Code, and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, MSCC is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, each year.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Depending on the level of taxable income earned in a tax year, MSCC may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the prior year.

        The Taxable Subsidiaries hold certain portfolio investments of Main Street. The Taxable Subsidiaries are consolidated for U.S. GAAP reporting purposes, and the portfolio investments held by them are included in the consolidated financial statements. The Taxable Subsidiaries permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to comply with the "source income" requirements contained in the RIC tax provisions. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense, or benefit, as a result of their ownership of certain portfolio investments. This income tax expense, or benefit, is reflected in the consolidated statement of operations.

        The Taxable Subsidiaries use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

11.   Net Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

        Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation from investments reflects the net change in the fair value of the Investment Portfolio and financial instruments and the reclassification of any prior period unrealized appreciation or depreciation on exited investments to realized gains or losses.

12.   Fair Value of Financial Instruments

        Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Main Street believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

liabilities approximate the fair values of such items due to the short term nature of these instruments. Marketable securities and idle funds investments may include investments in certificates of deposit, U.S. government agency securities, independently rated debt investments, and diversified bond funds, and the fair value determination for these investments under the provisions of ASC 820 generally consists of Level 2 observable inputs, similar in nature to those discussed further in Note C.

        As part of the Exchange Offer, Main Street elected the fair value option under ASC 825, Financial Instruments ("ASC 825") relating to accounting for debt obligations at their fair value, for the MSC II SBIC debentures acquired (the "Acquired Debentures") as part of the acquisition accounting related to the Exchange Offer and valued those obligations as discussed further in Note C. In order to provide for a more consistent basis of presentation, Main Street has continued to elect the fair value option for SBIC debentures issued by MSC II subsequent to the Exchange Offer. When the fair value option is elected for a given SBIC debenture, the deferred loan costs associated with the debenture are fully expensed in the current period to "Net Change in Unrealized Appreciation (Depreciation)—SBIC debentures" as part of the fair value adjustment. Interest incurred in connection with SBIC debentures which are valued at fair value is included in interest expense.

13.   Earnings per Share

        Basic and diluted per share calculations are computed utilizing the weighted average number of shares of common stock outstanding for the period. Main Street adopted the amended guidance in ASC 260, Earnings Per Share, and based on the guidance, the unvested shares of restricted stock are participating securities and are included in the basic earnings per share calculation. As a result, for all periods presented, there is no difference between diluted earnings per share and basic earnings per share amounts.

        As a result of the Exchange Offer which left a minority portion of MSC II's equity interests owned by certain non-Main Street entities for the periods prior to March 31, 2012, the net earnings of MSC II attributable to the remaining noncontrolling interest in MSC II are excluded from all per share amounts presented, and the per share amounts only reflect the net earnings attributable to Main Street's ownership interest in MSC II for the periods prior to March 31, 2012. During the first quarter of 2012, MSCC completed the Final MSC II Exchange to acquire all of the minority portion of MSC II's equity interests not already owned by MSCC. The impact of the noncontrolling interests in MSC II for the three months ended March 31, 2012 is insignificant and has no impact on the reported per share results for the three months ended 2012. As a result of the Final MSC II Exchange, subsequent to March 31, 2012, the non-controlling interest in MSC II no longer exists.

14.   Recently Issued Accounting Standards

        From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by Main Street as of the specified effective date. Main Street believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial statements upon adoption.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION

        ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. Main Street accounts for its investments at fair value.

  Fair Value Hierarchy

        In accordance with ASC 820, Main Street has categorized its investments based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical investments (Level 1) and the lowest priority to unobservable inputs (Level 3).

        Investments recorded on Main Street's balance sheet are categorized based on the inputs to the valuation techniques as follows:

          Level 1—Investments whose values are based on unadjusted quoted prices for identical assets in an active market that Main Street has the ability to access (examples include investments in active exchange-traded equity securities and investments in most U.S. government and agency securities).

          Level 2—Investments whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the investment. Level 2 inputs include the following:

    •
    Quoted prices for similar assets in active markets (for example, investments in restricted stock);

    •
    Quoted prices for identical or similar assets in non-active markets (for example, investments in thinly traded public companies);

    •
    Pricing models whose inputs are observable for substantially the full term of the investment (for example, market interest rate indices); and

    •
    Pricing models whose inputs are derived principally from, or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.

          Level 3—Investments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (for example, investments in illiquid securities issued by private companies). These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the investment.

        As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, unrealized appreciation and depreciation related to such investments categorized within the Level 3 table below may include changes in fair value that are attributable to both

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). Main Street conducts reviews of fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain investments.

        As of March 31, 2013 and December 31, 2012, Main Street's LMM portfolio investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of Main Street's LMM portfolio investments were categorized as Level 3 as of March 31, 2013 and December 31, 2012.

        As of March 31, 2013 and December 31, 2012, Main Street's Middle Market portfolio investments and Marketable securities and idle funds investments consisted primarily of investments in secured and unsecured debt investments and independently rated debt investments. The fair value determination for these investments consisted of a combination of observable inputs in non-active markets for which sufficient observable inputs were available to determine the fair value of these investments, observable inputs in the non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and unobservable inputs. As a result, a majority of Main Street's Middle Market portfolio investments and all of Main Street's Marketable securities and idle funds investments were categorized as Level 2 as of March 31, 2013 and December 31, 2012. For those Middle Market portfolio investments for which sufficient observable inputs were not available to determine fair value of the investments, Main Street categorized such investments as Level 3 as of March 31, 2013 and December 31, 2012.

        As of March 31, 2013 and December 31, 2012, Main Street's Private Loan portfolio investments primarily consisted of investments in interest-bearing debt securities in companies that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien. The fair value determination for these investments consisted of a combination of observable inputs in non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and unobservable inputs. As a result, all of Main Street's Private Loan portfolio investments were categorized investments as Level 3 as of March 31, 2013 and December 31, 2012.

        As of March 31, 2013 and December 31, 2012, Main Street's Other Portfolio debt investments consisted of investments in secured debt investments. The fair value determination for Other Portfolio debt investments consisted of observable inputs in non-active markets and, as such, were categorized as Level 2 as of March 31, 2013 and December 31, 2012.

        As of March 31, 2013 and December 31, 2012, Main Street's Other Portfolio equity investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of Main Street's Other Portfolio equity investments were categorized as Level 3 as of March 31, 2013 and December 31, 2012.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

        The fair value determination of each portfolio investment categorized as Level 3 required one or more of the following unobservable inputs:

  •
  Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

  •
  Current and projected financial condition of the portfolio company;

  •
  Current and projected ability of the portfolio company to service its debt obligations;

  •
  Type and amount of collateral, if any, underlying the investment;

  •
  Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio, and net debt/EBITDA ratio) applicable to the investment;

  •
  Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

  •
  Pending debt or capital restructuring of the portfolio company;

  •
  Projected operating results of the portfolio company;

  •
  Current information regarding any offers to purchase the investment;

  •
  Current ability of the portfolio company to raise any additional financing as needed;

  •
  Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

  •
  Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

  •
  Qualitative assessment of key management;

  •
  Contractual rights, obligations or restrictions associated with the investment; and

  •
  Other factors deemed relevant.

        The significant unobservable inputs used in the fair value measurement of Main Street's LMM equity securities are (i) EBITDA multiples and (ii) the weighted average cost of capital ("WACC"). Significant increases (decreases) in EBITDA multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. On the contrary, significant increases (decreases) in WACC inputs in isolation would result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of Main Street's LMM, Middle Market, Private Loan and Other Portfolio debt securities are (i) risk adjusted discount factors used in the yield-to-maturity valuation technique (described in Note B.1.—Valuation of the Investment Portfolio) and (ii) adjustment factors to estimate the percentage of expected principal recovery. Significant increases (decreases) in any of these yield valuation inputs in isolation would result in a significantly lower (higher) fair value measurement. However, due to the nature of certain investments, fair value

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

measurements may be based on other criteria, such as third-party appraisals of collateral and fair values as determined by independent third parties, which are not presented in the table below.

        The following table is not intended to be all-inclusive, but, rather, provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 portfolio investments as of March 31, 2013:

Type of Investment	Fair Value as of March 31, 2013 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range(3)	Weighted Average(3)
Equity investments	$234,546	Discounted cash flow	Weighted average cost of capital	11.0% - 19.0%	14.6%
		Market comparable / Enterprise Value	EBITDA multiple(1)	4.5x - 7.0x(2)	5.8x
Debt investments	$564,335	Discounted cash flow	Risk adjusted discount factor	9.2% - 16.0%(2)	13.2%

			Adjustment factors	0.0% - 100.0%	99.2%
Total Level 3 investments	$798,881

(1)
EBITDA may include proforma adjustments and/or other addbacks based on specific circumstances related to each investment.

(2)
Range excludes outliers that are greater than one standard deviation from the mean.

(3)
Does not include investments for which the valuation technique does not include the use of the applicable fair value input.

        The following table is not intended to be all-inclusive, but, rather, provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 portfolio investments as of December 31, 2012:

Type of Investment	Fair Value as of December 31, 2012 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range(3)	Weighted Average(3)
Equity investments	$220,359	Discounted cash flow	Weighted average cost of capital	11.0% - 19.0%	14.9%
		Market comparable / Enterprise Value	EBITDA multiple(1)	4.0x - 7.0x(2)	5.7x
Debt investments	$477,272	Discounted cash flow	Risk adjusted discount factor	9.2% - 16.0%(2)	13.3%

			Adjustment factors	0.0% - 100.0%	99.5%
Total Level 3 investments	$697,631

(1)
EBITDA may include proforma adjustments and/or other addbacks based on specific circumstances related to each investment.

(2)
Range excludes outliers that are greater than one standard deviation from the mean.

(3)
Does not include investments for which the valuation technique does not include the use of the applicable fair value input.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

        The following table provides a summary of changes in fair value of Main Street's Level 3 portfolio investments for the three months ended March 31, 2013 (amounts in thousands):

Type of Investment	Fair Value as of December 31, 2012	Transfers Into Level 3 Hierarchy	Redemptions/ Repayments/ Exits	New Investments	Net Changes from Unrealized to Realized	Net Unrealized Appreciation (Depreciation)	Other	Fair Value as of March 31, 2013
Debt	$477,272	4,992	$(25,841)	$105,291	$(522)	$1,948	$1,195	$564,335
Equity	191,764	—	152	7,009	—	5,913	780	205,618
Equity warrants	28,595	—	(160)	53	—	1,220	(780)	28,928

	$697,631	4,992	$(25,849)	$112,353	$(522)	$9,081	$1,195	$798,881

        As of March 31, 2013 and December 31, 2012, the fair value determination for the SBIC debentures recorded at fair value primarily consisted of unobservable inputs. As a result, the SBIC debentures which are recorded at fair value were categorized as Level 3. Main Street determines the fair value of these instruments primarily using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for each SBIC debenture recorded at fair value based on estimated market interest rates for debt instruments of similar structure, terms, and maturity. Main Street's estimate of the expected repayment date of principal for each SBIC debenture recorded at fair value is the legal maturity date of the instrument, as Main Street generally does not intend to repay these SBIC debentures prior to maturity.

        The significant unobservable inputs used in the fair value measurement of Main Street's SBIC debentures recorded at fair value are the estimated market interest rates used to fair value each debenture using the yield valuation technique described above. Significant increases (decreases) in the yield-to-maturity valuation inputs in isolation would result in a significantly lower (higher) fair value measurement.

        The following table is not intended to be all-inclusive but, rather, provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 SBIC debentures as of March 31, 2013 (amounts in thousands):

Type of Instrument	Fair Value as of March 31, 2013 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
SBIC Debentures	$87,679	Discounted cash flow	Estimated market interest rates	7.0% - 8.9%	7.8%

        The following table is not intended to be all-inclusive but, rather, provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 SBIC debentures as of December 31, 2012 (amounts in thousands):

Type of Instrument	Fair Value as of December 31, 2012 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
SBIC Debentures	$86,467	Discounted cash flow	Estimated market interest rates	7.1% - 9.0%	8.0%

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

        The following table provides a summary of changes for the Level 3 SBIC debentures recorded at fair value for the three months ended March 31, 2013 (amounts in thousands):

Type of Instrument	Fair Value as of December 31, 2012	Repayments	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	Fair Value as of March 31, 2013
SBIC Debentures at fair value	$86,467	$—	$—	$1,212	$87,679

        At March 31, 2013 and December 31, 2012, Main Street's investments and SBIC debentures at fair value were categorized as follows in the fair value hierarchy for ASC 820 purposes:

		Fair Value Measurements
		(in thousands)
At March 31, 2013	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$520,313	$—	$—	$520,313
Middle Market portfolio investments	361,932	—	184,636	177,296
Private Loan portfolio investments	74,503	—	—	74,503
Other Portfolio investments	28,743	—	1,974	26,769
Investment in affiliated Investment Manager	—	—	—	—

Total portfolio investments	985,491	—	186,610	798,881
Marketable securities and idle funds investments	—	—	—	—

Total investments	$985,491	$—	$186,610	$798,881

SBIC Debentures at fair value	$87,679	$—	$—	$87,679

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

		Fair Value Measurements
		(in thousands)
At December 31, 2012	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$482,864	$—	$—	$482,864
Middle Market portfolio investments	351,972	—	219,838	132,134
Private Loan portfolio investments	65,493		4,992	60,501
Other Portfolio investments	24,102		1,970	22,132
Investment in affiliated Investment Manager	—	—	—	—

Total portfolio investments	924,431	—	226,800	697,631
Marketable securities and idle funds investments	28,535	—	28,535	—

Total investments	$952,966	$—	$255,335	$697,631

SBIC Debentures at fair value	$86,467	$—	$—	$86,467

Portfolio Investment Composition

        Main Street's lower middle market ("LMM") portfolio investments primarily consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Main Street's LMM portfolio companies generally have annual revenues between $10 million and $150 million, and its LMM investments generally range in size from $5 million to $25 million. The LMM debt investments are typically secured by either a first or second lien on the assets of the portfolio company, primarily bear interest at fixed rates, and generally have a term of between five and seven years from the original investment date. In most LMM portfolio companies, Main Street usually receives nominally priced equity warrants and/or makes direct equity investments in connection with a debt investment.

        Main Street's middle market ("Middle Market") portfolio investments primarily consist of direct or secondary investments in interest-bearing debt securities in privately held companies based in the United States that are generally larger in size than the LMM companies included in Main Street's LMM portfolio. Main Street's Middle Market portfolio companies generally have annual revenues between $150 million and $1.5 billion and its Middle Market investments generally range in size from $3 million to $15 million. Main Street's Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and typically have a term of between three and five years.

        Main Street's Private Loan ("Private Loan") portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Our Private Loan

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

portfolio debt investments are generally secured by either a first or second priority lien and typically have a term of between three and seven years.

        Main Street's other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for LMM, Middle Market and Private Loan portfolio investments, including investments which may be managed by third parties. In the Other Portfolio, Main Street may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Investment income, consisting of interest, dividends and fees, can fluctuate dramatically due to various factors, including the level of new investment activity, repayments of debt investments or sales of equity interests. Investment income in any given year could be highly concentrated among several portfolio companies. For the three month periods ended March 31, 2013 and 2012, Main Street did not record investment income from any single portfolio company in excess of 10% of total investment income.

        As of March 31, 2013, Main Street had debt and equity investments in 57 LMM portfolio companies with an aggregate fair value of approximately $520.3 million, with a total cost basis of approximately $412.2 million, and a weighted average annual effective yield on its LMM debt investments of approximately 14.2%. As of March 31, 2013, approximately 76% of Main Street's total LMM portfolio investments at cost were in the form of debt investments and approximately 93% of such debt investments at cost were secured by first priority liens on the assets of Main Street's LMM portfolio companies. At March 31, 2013, Main Street had equity ownership in approximately 93% of its LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. As of December 31, 2012, Main Street had debt and equity investments in 56 LMM portfolio companies with an aggregate fair value of approximately $482.9 million, with a total cost basis of approximately $380.5 million, and a weighted average annual effective yield on its LMM debt investments of approximately 14.3%. As of December 31, 2012, approximately 75% of Main Street's total LMM portfolio investments at cost were in the form of debt investments and approximately 93% of such debt investments at cost were secured by first priority liens on the assets of Main Street's LMM portfolio companies. At December 31, 2012, Main Street had equity ownership in approximately 93% of its LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. The weighted average annual yields were computed using the effective interest rates for all debt investments at March 31, 2013 and December 31, 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

        As of March 31, 2013, Main Street had Middle Market portfolio investments in 80 companies, collectively totaling approximately $361.9 million in fair value with a total cost basis of approximately $354.4 million. The weighted average revenue for the 80 Middle Market portfolio company investments was approximately $557.0 million as of March 31, 2013. As of March 31, 2013, substantially all of Main Street's Middle Market portfolio investments were in the form of debt investments and approximately 91% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on Main Street's Middle Market portfolio debt investments

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

was approximately 8.2% as of March 31, 2013. As of December 31, 2012, Main Street had Middle Market portfolio investments in 79 companies, collectively totaling approximately $352.0 million in fair value with a total cost basis of approximately $348.1 million. The weighted average revenue for the 79 Middle Market portfolio company investments was approximately $533.6 million as of December 31, 2012. As of December 31, 2012, substantially all of its Middle Market portfolio investments were in the form of debt investments and approximately 91% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on Main Street's Middle Market portfolio debt investments was approximately 8.0% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at March 31, 2013 and December 31, 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.

        As of March 31, 2013, Main Street had Private Loan portfolio investments in 10 companies, collectively totaling approximately $74.5 million in fair value with a total cost basis of approximately $73.8 million. The weighted average revenue for the 10 Middle Market portfolio company investments was approximately $193.8 million as of March 31, 2013. As of March 31, 2013, 99% of Main Street's Private Loan portfolio investments were in the form of debt investments and all such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on Main Street's Private Loan portfolio debt investments was approximately 14.0% as of March 31, 2013. As of December 31, 2012, Main Street had Private Loan portfolio investments in 9 companies, collectively totaling approximately $65.5 million in fair value with a total cost basis of approximately $64.9 million. The weighted average revenue for the 9 Middle Market portfolio company investments was approximately $230.5 million as of December 31, 2012. As of December 31, 2012, 99% of its Private Loan portfolio investments were in the form of debt investments and all such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on Main Street's Private Loan portfolio debt investments was approximately14.8% as of December 31, 2012. The weighted average annual yields were computed using the effective interest rates for all debt investments at March 31, 2013 and December 31, 2012, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.

        As of March 31, 2013, Main Street had Other Portfolio investments in 4 companies, collectively totaling approximately $28.7 million in fair value and approximately $27.9 million in cost basis and which comprised 2.9% of Main Street's Investment Portfolio at fair value as of March 31, 2013. As of December 31, 2012, Main Street had Other Portfolio investments in 3 companies, collectively totaling approximately $24.1 million in fair value and approximately $23.6 million in cost basis and which comprised 2.6% of Main Street's Investment Portfolio at fair value as of December 31, 2012.

        During the three months ended March 31, 2013, there were nine portfolio company investment transfers from the LMM and Middle Market portfolio investment categories to the Private Loan portfolio investment category totaling $65.5 million at fair value and $64.9 million at cost as of December 31, 2012.

        The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at cost and

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

fair value by type of investment as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, as of March 31, 2013 and December 31, 2012 (this information excludes the Other Portfolio investments and the Investment Manager).

Cost:	March 31, 2013	December 31, 2012
First lien debt	81.6%	81.1%
Equity	10.1%	10.4%
Second lien debt	6.1%	6.0%
Equity warrants	1.8%	1.9%
Other	0.4%	0.6%

	100.0%	100.0%

Fair Value:	March 31, 2013	December 31, 2012
First lien debt	72.5%	72.1%
Equity	18.5%	18.7%
Second lien debt	5.4%	5.4%
Equity warrants	3.2%	3.3%
Other	0.4%	0.5%

	100.0%	100.0%

        The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by geographic region of the United States and other countries at cost and fair value as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, as of March 31, 2013 and December 31, 2012 (this information excludes the Other Portfolio investments and the Investment Manager). The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

Cost:	March 31, 2013	December 31, 2012
Southwest	25.5%	27.7%
West	23.7%	25.7%
Northeast	17.0%	17.2%
Southeast	15.0%	10.1%
Midwest	14.9%	17.6%
Non-United States	3.9%	1.7%

	100.0%	100.0%

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

Fair Value:	March 31, 2013	December 31, 2012
Southwest	29.0%	31.3%
West	23.4%	25.3%
Northeast	15.8%	15.8%
Midwest	14.8%	17.0%
Southeast	13.5%	9.1%
Non-United States	3.5%	1.5%

	100.0%	100.0%

        Main Street's LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments are in companies conducting business in a variety of industries. The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by industry at cost and fair value

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

as of March 31, 2013 and December 31, 2012 (this information excludes the Other Portfolio investments and the Investment Manager).

Cost:	March 31, 2013	December 31, 2012
Energy Equipment & Services	13.5%	8.4%
Media	8.2%	7.2%
Software	6.1%	8.3%
Commercial Services & Supplies	6.1%	6.4%
Specialty Retail	6.1%	6.1%
Health Care Providers & Services	5.8%	5.3%
Machinery	5.3%	6.7%
Construction & Engineering	4.3%	4.7%
Hotels, Restaurants & Leisure	3.6%	3.5%
IT Services	3.2%	2.8%
Professional Services	3.1%	2.2%
Diversified Consumer Services	2.7%	3.2%
Electronic Equipment, Instruments & Components	2.5%	2.6%
Metals & Mining	2.2%	2.2%
Building Products	1.9%	2.0%
Insurance	1.9%	2.0%
Food Products	1.9%	2.0%
Communications Equipment	1.6%	1.2%
Aerospace & Defense	1.6%	1.9%
Containers & Packaging	1.4%	1.5%
Consumer Finance	1.4%	1.2%
Health Care Equipment & Supplies	1.4%	1.5%
Oil, Gas & Consumable Fuels	1.0%	1.6%
Trading Companies & Distributors	1.0%	1.0%
Paper & Forest Products	1.0%	1.0%
Chemicals	0.9%	2.0%
Road & Rail	0.9%	1.0%
Construction Materials	0.5%	1.7%
Other(1)	8.9%	8.8%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

Fair Value:	March 31, 2013	December 31, 2012
Energy Equipment & Services	14.8%	10.2%
Media	7.7%	6.7%
Machinery	6.9%	8.3%
Software	5.9%	7.9%
Commercial Services & Supplies	5.8%	6.1%
Health Care Providers & Services	5.7%	5.3%
Specialty Retail	5.0%	4.9%
Construction & Engineering	4.6%	5.1%
Diversified Consumer Services	3.5%	4.0%
Hotels, Restaurants & Leisure	3.5%	3.5%
IT Services	2.9%	2.5%
Professional Services	2.8%	2.0%
Electronic Equipment, Instruments & Components	2.3%	2.4%
Metals & Mining	2.0%	1.9%
Trading Companies & Distributors	1.8%	1.7%
Food Products	1.7%	1.8%
Insurance	1.7%	1.8%
Communications Equipment	1.5%	1.1%
Aerospace & Defense	1.5%	1.7%
Building Products	1.4%	1.5%
Road & Rail	1.4%	1.5%
Containers & Packaging	1.3%	1.3%
Consumer Finance	1.3%	1.1%
Paper & Forest Products	1.2%	1.2%
Health Care Equipment & Supplies	1.2%	1.3%
Oil, Gas & Consumable Fuels	0.9%	1.4%
Chemicals	0.8%	1.8%
Transportation Infrastructure	0.8%	1.0%
Construction Materials	0.2%	1.4%
Other(1)	7.9%	7.6%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

        At March 31, 2013 and December 31, 2012, Main Street had no portfolio investment that was greater than 10% of the Investment Portfolio at fair value.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER

        As part of the Formation Transactions, the Investment Manager became a wholly owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment since the Investment Manager is not an investment company and since it has historically conducted a significant portion of its investment management activities for parties outside of MSCC and its consolidated subsidiaries. The Investment Manager receives recurring investment management fees from MSC II pursuant to a separate investment advisory agreement. Under the investment advisory agreement, MSC II is obligated to pay a 2% annualized management fee based upon the MSC II assets under management. Subsequent to the Exchange Offer, the investment in the Investment Manager was reduced to reflect the remaining pro rata portion of the MSC II equity and the related portion of the MSC II management fees that were not acquired in the Exchange Offer. Upon completion of the Final MSC II Exchange in the first quarter of 2012, the investment in the Investment Manager was further reduced to reflect MSCC's ownership of all of the MSC II equity and the related MSC II management fees. The Investment Manager also receives certain management, consulting and advisory fees for providing these services to third parties (the "External Services"). During May 2012, MSCC and the Investment Manager executed an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"), a non publicly-traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. MSCC is initially providing such investment advisory services to HMS Adviser, but it is ultimately intended that the Investment Manager provide such services because the fees MSCC receives from such arrangement could otherwise have negative consequences on its ability to meet the source-of-income requirement necessary for it to maintain its RIC tax treatment (MSCC or the Investment Adviser, whichever is providing such investment advisory services, the "Sub-Adviser"). Certain relief must be obtained from the SEC before the Investment Manager is permitted to provide these services to HMS Adviser, which relief is being sought, but there can be no assurance that it will be obtained. Under the investment sub-advisory agreement, the Sub-Adviser is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. However, the Sub-Adviser has agreed to waive all such fees from the effective date of HMS Adviser's registration statement on Form N-2 through September 30, 2013 to the extent that distributions declared and payable by HMS Income would represent a return of capital for purposes of U.S. federal income tax. As a result, as of March 31, 2013, the Sub-Adviser has not received any base management fee or incentive fees under the investment sub-advisory agreement and the Sub-Adviser is not due any unpaid compensation for any base management fee or incentive fees under the investment sub-advisory agreement.

        The portfolio investment in the Investment Manager is accounted for using fair value accounting, with the fair value determined by Main Street and approved, in good faith, by Main Street's Board of Directors, based on the total estimated present value of the net cash flows received for the External Services, over the estimated dollar averaged life of the related investment management, advisory or consulting contract, and is also based on comparable public market transactions. The net cash flows utilized in the valuation of the Investment Manager exclude any revenues and expenses from MSCC and its subsidiaries, but include the revenues attributable to External Services, and are reduced by an estimated allocation of costs related to providing such External Services. Any change in fair value of the investment in the Investment Manager is recognized on Main Street's statement of operations as "Unrealized appreciation (depreciation) in Investment in affiliated Investment Manager," with a

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER (Continued)

corresponding increase (in the case of appreciation) or decrease (in the case of depreciation) to "Investment in affiliated Investment Manager" on Main Street's balance sheet. As of March 31, 2103 and December 31, 2012, the fair value of the investment in the investment manager was zero.

        The Investment Manager has elected, for tax purposes, to be treated as a taxable entity and is taxed at normal corporate tax rates based on its taxable income. The taxable income of the Investment Manager may differ from its book income due to temporary book and tax timing differences, as well as permanent differences. The Investment Manager provides for any current taxes payable and deferred tax items in its separate financial statements.

        MSCC has a support services agreement with the Investment Manager that is structured to provide reimbursement to the Investment Manager for any personnel, administrative and other costs it incurs in conducting its operational and investment management activities in excess of the fees received for providing management advisory services. As a wholly owned subsidiary of MSCC, the Investment Manager manages the day-to-day operational and investment activities of MSCC and its subsidiaries. The Investment Manager pays personnel and other administrative expenses, except those specifically required to be borne by MSCC which principally include direct costs that are specific to MSCC's status as a publicly traded entity. The expenses paid by the Investment Manager include the cost of salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.

        Pursuant to the support services agreement with MSCC, the Investment Manager is reimbursed each quarter by MSCC for its cash operating expenses, less fees that the Investment Manager receives from MSC II and third parties, associated with providing investment management and other services to MSCC, its subsidiaries and third parties. The management fees paid by MSC II to the Investment Manager are included in "Expenses reimbursed to affiliated Investment Manager" on the statements of operations along with any additional net costs reimbursed by MSCC to the Investment Manager pursuant to the support services agreement. For the three months ended March 31, 2013 and 2012, the expenses reimbursed by MSCC and management fees paid by MSC II to the Investment Manager totaled $3.2 million and $2.7 million, respectively.

        In the separate stand-alone financial statements of the Investment Manager as summarized below, as part of the Formation Transactions the Investment Manager recognized an $18 million intangible asset related to the investment advisory agreement with MSC II consistent with Staff Accounting Bulletin No. 54, Application of "Pushdown" Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase ("SAB 54"). Under SAB 54, push-down accounting is required in "purchase transactions that result in an entity becoming substantially wholly owned." In this case, MSCC acquired 100% of the equity interests in the Investment Manager in the Formation Transactions. Because the $18 million value attributed to MSCC's investment in the Investment Manager was derived from the long-term, recurring management fees under the investment advisory agreement with MSC II, the same methodology used to determine the $18 million valuation of the Investment Manager in connection with the Formation Transactions was utilized to establish the push-down accounting basis for the intangible asset. The intangible asset is being amortized over the estimated economic life of the investment advisory agreement with MSC II. The Investment Manager recognized amortization expense associated with the intangible asset of $0.3 million for each of the three months ended March 31, 2013 and 2012, respectively. Amortization expense is not included in the expenses reimbursed by MSCC to

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER (Continued)

the Investment Manager based upon the support services agreement since it is non-cash and non-operating in nature.

        Summarized financial information from the separate financial statements of the Investment Manager is as follows:

	As of March 31, 2013	As of December 31, 2012
	(in thousands)
	(Unaudited)
Cash	$524	$741
Accounts receivable	79	69
Accounts receivable—MSCC	106	4,066
Intangible asset (net of accumulated amortization of $6,021 and $5,681 as of March 31, 2013 and December 31, 2012, respectively)	11,979	12,319
Deposits and other	556	462

Total assets	$13,244	$17,657

Accounts payable and accrued liabilities	$1,410	$5,483
Equity	11,834	12,174

Total liabilities and equity	$13,244	$17,657

	Three Months Ended March 31,
	2013	2012
	(in thousands)
	(Unaudited)
Management fee income from Main Street Capital II	$776	$618
Other management advisory fees	—	56

Total income	776	674
Salaries, benefits and other personnel costs	(2,731)	(2,291)
Occupancy expense	(108)	(82)
Professional expenses	(77)	(10)
Amortization expense—intangible asset	(340)	(312)
Other expenses	(273)	(329)
Expense reimbursement from MSCC	2,413	2,038

Total net expenses	(1,116)	(986)

Net Loss	$(340)	$(312)

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE E—SBIC DEBENTURES

        SBIC debentures payable at March 31, 2013 and December 31, 2012 were $225 million at each date. SBIC debentures provide for interest to be paid semi-annually, with principal due at the applicable 10-year maturity date of each debenture. The weighted average annual interest rate on the SBIC debentures as of March 31, 2013 and December 31, 2012 was 4.8% and 4.7%, respectively. The first principal maturity due under the existing SBIC debentures is in 2014, and the remaining weighted average duration as of March 31, 2013 is approximately 6.1 years. For the three months ended March 31, 2013 and 2012, Main Street recognized interest expense attributable to the SBIC debentures of $2.7 million and $2.9 million, respectively. In accordance with SBA regulations, the Funds are precluded from incurring additional non-SBIC debt without the prior approval of the SBA. The Funds are subject to annual compliance examinations by the SBA. There have been no historical findings resulting from these examinations.

        As of March 31, 2013, the recorded value of the SBIC debentures was $212.7 million which consisted of (i) $87.7 million recorded at fair value, or $12.3 million less than the $100 million face value of the SBIC debentures held in MSC II, and (ii) $125 million reported at face value and held in MSMF. As of March 31, 2013, if Main Street had adopted the fair value option under ASC 825 for all of its SBIC debentures, Main Street estimates the fair value of its SBIC debentures would be approximately $197.4 million, or $27.6 million less than the $225 million face value of the SBIC debentures.

NOTE F—CREDIT FACILITY

        Main Street maintains the Credit Facility to provide additional liquidity in support of future investment and operational activities. The Credit Facility, as amended, currently provides for $287.5 million in total commitments from a diversified group of nine lenders. The Credit Facility contains an accordion feature which allows Main Street to increase the total commitments under the facility up to $400 million from new or existing lenders on the same terms and conditions as the existing commitments.

        Borrowings under the Credit Facility bear interest, subject to Main Street's election, on a per annum basis equal to (i) the applicable LIBOR rate (0.20%, as of March 31, 2013) plus 2.50% or (ii) the applicable base rate (Prime Rate, 3.25% as of March 31, 2013) plus 1.50%. Main Street pays unused commitment fees of 0.375% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the assets of the Funds. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0, (ii) maintaining an asset coverage ratio of at least 2.5 to 1.0, and (iii) maintaining a minimum tangible net worth. The Credit Facility includes an initial revolving period through September 2015 followed by a two-year term out period with a final maturity in September 2017, and contains two, one-year extension options which could extend both the revolving period and the final maturity by up to two years, subject to certain conditions including lender approval.

        At March 31, 2013, Main Street had $141 million in borrowings outstanding under the Credit Facility. Main Street recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs, of $1.2 million and $1.0 million, respectively, for the three months ended March 31, 2013 and 2012. As of March 31, 2013, the interest rate on the Credit Facility was 2.70%, and Main Street was in compliance with all financial covenants of the Credit Facility.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE G—FINANCIAL HIGHLIGHTS

	Three Months Ended March 31,
	2013	2012
Per Share Data:
Net asset value at the beginning of the period	$18.59	$15.19
Net investment income(1)(3)	0.50	0.48
Net realized gain (loss) from investments(1)(2)(3)	(0.01)	0.30
Net change in unrealized appreciation(1)(2)(3)	0.25	0.18
Income tax provision(1)(2)(3)	(0.06)	(0.07)

Net increase in net assets resulting from operations(1)(3)	0.68	0.89
Dividends paid to stockholders from net investment income	(0.79)	(0.29)
Dividends paid to stockholders from realized gains/losses	(0.01)	(0.11)
Impact of the net change in monthly dividends declared prior to the end of the period	(0.01)	(0.01)
Accretive effect of DRIP issuance (issuing shares above NAV per share)	0.07	0.03
Other(4)	0.02	0.02

Net asset value at the end of the period	$18.55	$15.72

Market value at the end of the period	$32.09	$24.63
Shares outstanding at the end of the period	34,773,469	27,061,484

(1)
Based on weighted average number of common shares outstanding for the period.

(2)
Net realized gains or losses, net change in unrealized appreciation or depreciation, and income taxes can fluctuate significantly from period to period.

(3)
Per share amounts are net of the amounts attributable to the noncontrolling equity interests in MSC II for the periods prior to the completion of the Final MSC II Exchange during the first quarter of 2012.

(4)
Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE G—FINANCIAL HIGHLIGHTS (Continued)

	Three Months Ended March 31,
	2013	2012
	(in thousands, except percentages)
Net asset value at end of period	$645,210	$425,536
Average net asset value	$644,093	$415,623
Average outstanding debt	$362,000	$334,750
Ratio of total expenses, including income tax expense, to average net asset value(1)(2)(3)	1.62%	2.31%
Ratio of operating expenses to average net asset value(1)(3)	1.30%	1.85%
Ratio of operating expenses, excluding interest expense, to average net asset value(1)(3)	0.70%	0.93%
Ratio of net investment income to average net asset value(1)(3)	2.68%	3.09%
Portfolio turnover ratio(3)	9.69%	14.73%
Total investment return(3)(4)	7.81%	17.86%
Total return based on change in net asset value(3)(5)	3.67%	5.86%

(1)
Ratios are net of the amounts attributable to the noncontrolling equity interests in MSC II for the periods prior to the completion of the Final MSC II Exchange during the first quarter of 2012.

(2)
Total expenses are the sum of operating expenses and income tax expense. Income tax expense primarily relates to the accrual of deferred taxes on the net unrealized appreciation from portfolio investments held in Taxable Subsidiaries, which is non-cash in nature and may vary significantly from period to period. Main Street is required to include deferred taxes in calculating its total expenses even though these deferred taxes are not currently payable.

(3)
Not annualized.

(4)
Total investment return based on purchase of stock at the current market price on the first day and a sale at the current market price on the last day of each period reported on the table and assumes reinvestment of dividends at prices obtained by Main Street's dividend reinvestment plan during the period. The return does not reflect sales load.

(5)
Total return based on change in net asset value was calculated using the sum of ending net asset value plus dividends to stockholders and other non-operating changes during the period, as divided by the beginning net asset value.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE H—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME

        Main Street paid a special dividend of $0.35 per share in January 2013 and regular monthly dividends of $0.15 per share for each month of January, February and March 2013, with such dividends totaling $27.7 million. The regular monthly dividends equal a total of approximately $15.6 million, or $0.45 per share, for the first quarter of 2013. The first quarter 2013 regular monthly dividends represent an 11.1% increase from the monthly dividends paid for the first quarter of 2012. During March 2013, Main Street declared and accrued a $0.155 per share monthly dividend that was paid in April 2013. For the three months ended March 31, 2012, Main Street paid total monthly dividends of approximately $10.9 million, or $0.405 per share.

        MSCC has elected to be treated for federal income tax purposes as a RIC. As a RIC, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders as dividends. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the prior year.

        The determination of the tax attributes for Main Street's distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of distributions for a full year. Ordinary dividend distributions from a RIC do not qualify for the 20% maximum tax rate on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for dividends will generally include both ordinary income and capital gains, but may also include qualified dividends or return of capital.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE H—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

        Listed below is a reconciliation of "Net increase in net assets resulting from operations" to taxable income and to total distributions declared to common stockholders for the three months ended March 31, 2013 and 2012.

	Three Months Ended March 31,
	2013	2012
	(amounts in thousands) (estimated)
Net increase in net assets resulting from operations	$23,629	$23,839
Share-based compensation expense	603	581
Net realized income allocated to noncontrolling interest	—	(65)
Net change in unrealized appreciation on investments	(8,799)	(4,728)
Income tax provision	2,051	1,876
Pre-tax book (income) loss not consolidated for tax purposes	4,723	4,035
Book income and tax income differences, including debt origination, structuring fees, dividends, realized gains and changes in estimates	(338)	1,351

Estimated taxable income(1)	21,869	26,889
Taxable income earned in prior year and carried forward for distribution in current year	44,415	7,934
Taxable income prior to period end and carried forward for distribution	(43,776)	(27,571)
Dividend accrued as of period end and paid in the following period	5,390	3,789

Total distributions accrued or paid to common stockholders	$27,898	$11,041

(1)
Main Street's taxable income for each period is an estimate and will not be finally determined until the company files its tax return for each year. Therefore, the final taxable income, and the taxable income earned in each period and carried forward for distribution in the following period, may be different than this estimate.

        The Taxable Subsidiaries hold certain portfolio investments for Main Street. The Taxable Subsidiaries are consolidated with Main Street for financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in Main Street's consolidated financial statements at fair value. The principal purpose of the Taxable Subsidiaries is to permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense or income tax benefit as a result of their ownership of various portfolio investments. This income tax expense or benefit, if any, is reflected in Main Street's Consolidated Statement of Operations. For the three months ended March 31, 2013 and 2012, we recognized a net income tax provision of $2.1 million and $1.9 million, respectively, related to deferred taxes of $1.4 million and $1.0 million, respectively, and other taxes of $0.7 million and $0.8 million. The

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE H—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

deferred taxes related primarily to net unrealized appreciation on equity investments held in our taxable subsidiaries. The other taxes include $0.4 million and $0.7 million, respectively, related to an accrual for excise tax on our estimated spillover taxable income and $0.3 million and $0.1 million, respectively related to accruals for state and other taxes.

        The net deferred tax liability at March 31, 2013 and December 31, 2012 was $13.2 million and $11.8 million, respectively, and primarily related to timing differences from net unrealized appreciation of portfolio investments held by the Taxable Subsidiaries, partially offset by net loss carryforwards primarily resulting from historical realized losses on portfolio investments held by the Taxable Subsidiaries and basis differences of portfolio investments held by the Taxable Subsidiaries which are "pass through" entities for tax purposes.

NOTE I—COMMON STOCK

        In December 2012, Main Street completed a follow-on public stock offering of 2,875,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $28.00 per share, resulting in total gross proceeds of approximately $80.5 million, less (i) underwriters' commissions of approximately $3.2 million and (ii) offering costs of approximately $0.2 million.

        In June 2012, Main Street completed a public stock offering of 4,312,500 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $22.50 per share, resulting in total gross proceeds of approximately $97.0 million, less (i) underwriters' commissions of approximately $3.9 million and (ii) offering costs of approximately $0.2 million.

NOTE J—DIVIDEND REINVESTMENT PLAN ("DRIP")

        Main Street's DRIP provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if Main Street declares a cash dividend, the company's stockholders who have not "opted out" of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of MSCC common stock. Main Street has the option to satisfy the share requirements of the DRIP through the issuance of shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares will be valued based upon the final closing price of MSCC's common stock on the valuation date determined for each dividend by Main Street's Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs. Main Street's DRIP is administered by its transfer agent on behalf of Main Street's record holders and participating brokerage firms. Brokerage firms and other financial intermediaries may decide not to participate in Main Street's DRIP but may provide a similar dividend reinvestment plan.

        For the three months ended March 31, 2013, $5.3 million of the total $27.7 million in dividends paid to stockholders represented DRIP participation. During this period, Main Street satisfied the DRIP participation requirements with the issuance of 164,760 newly issued shares. For the three months ended March 31, 2012, $2.7 million of the total $10.9 million in dividends paid to stockholders

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE J—DIVIDEND REINVESTMENT PLAN ("DRIP") (Continued)

represented DRIP participation. During this period, Main Street satisfied the DRIP participation requirements with the issuance of 117,466 newly issued shares. The shares disclosed above relate only to Main Street's DRIP and exclude any activity related to broker-managed dividend reinvestment plans.

NOTE K—SHARE-BASED COMPENSATION

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measured the grant date fair value based upon the market price of its common stock on the date of the grant and will amortize this fair value to share-based compensation expense over the requisite service period or vesting term.

        Main Street's Board of Directors approves the issuance of shares of restricted stock to Main Street employees pursuant to the Main Street Capital Corporation 2008 Equity Incentive Plan. These shares vest over a four-year period from the grant date. The fair value is expensed over the four-year service period starting on the grant date and the following table summarizes the restricted stock issuances approved by Main Street's Board of Directors and the remaining shares of restricted stock available for issuance as of March 31, 2013.

Restricted stock authorized under the plan	2,000,000
Less restricted stock granted on/during:
July 1, 2008	(245,645)
July 1, 2009	(98,993)
July 1, 2010	(149,357)
June 20, 2011	(117,728)
June 20, 2012	(133,973)
Quarter ended December 31, 2012	(12,476)
Quarter ended March 31, 2013	(1,100)

Restricted stock available for issuance as of March 31, 2013	1,240,728

        The following table summarizes the restricted stock issued to Main Street's independent directors pursuant to the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan. These shares vest on the day immediately preceding the annual meeting of stockholders following the respective grant date and are expensed over a one-year service period starting on the grant date.

Restricted stock authorized under the plan	200,000
Less restricted stock granted on:
July 1, 2008	(20,000)
July 1, 2009	(8,512)
July 1, 2010	(7,920)
June 20, 2011	(6,584)
August 3, 2011	(1,658)
June 20, 2012	(5,060)

Restricted stock available for issuance as of March 31, 2013	150,266

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE K—SHARE-BASED COMPENSATION (Continued)

        For each of the three months ended March 31, 2013 and 2012, Main Street recognized total share-based compensation expense of $0.6 million related to the restricted stock issued to Main Street employees and independent directors.

        As of March 31, 2013, there was $4.8 million of total unrecognized compensation expense related to Main Street's non-vested restricted shares. This compensation expense is expected to be recognized over a remaining weighted-average period of approximately 2.7 years as of March 31, 2013.

NOTE L—COMMITMENTS AND CONTINGENCIES

        At March 31, 2013, Main Street had a total of $100.5 million in outstanding commitments comprised of (i) eight commitments to fund revolving loans that had not been fully drawn and (ii) six capital commitments that had not been fully called.

        Main Street may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on Main Street in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, Main Street does not expect any current matters will materially affect its financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on Main Street's financial condition or results of operations in any future reporting period.

NOTE M—SUPPLEMENTAL CASH FLOW DISCLOSURES

        Listed below are the supplemental cash flow disclosures for the three months ended March 31, 2013 and 2012:

	Three Months Ended March 31,
	2013	2012
	(in thousands)
Interest paid	$6,089	$6,293
Taxes paid	$2,059	$284
Non-cash financing activities:
Shares issued pursuant to the DRIP	$5,322	$2,701

NOTE N—RELATED PARTY TRANSACTIONS

        As discussed further in Note D, subsequent to the completion of the Formation Transactions, the Investment Manager is a wholly owned portfolio company of MSCC. At March 31, 2013 and December 31, 2012, the Investment Manager had a receivable of $0.1 million and $4.1 million respectively due from MSCC related to operating expenses incurred by the Investment Manager required to support Main Street's business.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE O—SUBSEQUENT EVENTS

        On April 2, 2013, Main Street issued $80.0 million in aggregate principal amount of 6.125% notes due 2023 (the "Notes"). On April 15, 2013, the underwriters fully exercised their option to purchase an additional $12.0 million in aggregate principal amount of Notes to cover over-allotments, bringing the total size of the offering to $92.0 million. The Notes mature on April 1, 2023, and may be redeemed in whole or in part at any time or from time to time at Main Street's option on or after April 1, 2018. The Notes bear interest from April 2, 2013 at a rate of 6.125% per year payable quarterly on January 1, April 1, July 1 and October 1 of each year, beginning July 1, 2013. The total net proceeds to Main Street from the Notes, after underwriting discounts and estimated offering expenses payable by Main Street, were approximately $89.0 million. Main Street has listed the Notes on the New York Stock Exchange under the trading symbol "MSCA".

        During May 2013, Main Street declared regular monthly dividends of $0.155 per share for each month of July, August and September of 2013. These regular monthly dividends equal a total of $0.465 per share for the third quarter of 2013. The third quarter 2013 regular monthly dividends represent a 7% increase from the dividends declared for the third quarter of 2012. Including the regular monthly dividends declared for the third quarter of 2013, Main Street will have paid $9.76 per share in cumulative dividends since its October 2007 initial public offering.

        In May 2013, Main Street increased the size of our Credit Facility from $287.5 million to $352.5 million to support Main Street's continued growth. The $65.0 million increase in total commitments was the result of commitment increases by four lenders currently participating in the Credit Facility. The accordion feature of the Credit Facility was amended to allow Main Street to increase the total commitments under the facility up to $425 million from new or existing lenders on the same terms and conditions as the existing commitments.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders' of
Main Street Capital Corporation

        We have audited the accompanying consolidated balance sheets of Main Street Capital Corporation (a Maryland corporation) ("the Company"), including the consolidated schedule of investments, as of December 31, 2012 and 2011 and the related consolidated statements of operations, changes in net assets and cash flows for each of three years in the period ended December 31, 2012 and the financial highlights (see Note H) for each of the five years in the period ended December 31, 2012. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification by confirmation of securities as of December 31, 2012 and 2011, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Main Street Capital Corporation as of December 31, 2012 and 2011 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012, and the financial highlights for each of the five years in the period ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company's internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated March 8, 2013 (not separately included herein), expressed an unqualified opinion on the effectiveness of the Company's internal control over financial reporting.

/s/ GRANT THORNTON LLP

Houston, Texas
March 8, 2013

MAIN STREET CAPITAL CORPORATION

Consolidated Balance Sheets

(in thousands, except shares and per share amounts)

	December 31, 2012	December 31, 2011
ASSETS
Portfolio investments at fair value:
Control investments (cost: $217,483 and $206,787 as of December 31, 2012 and December 31, 2011, respectively)	$278,475	$238,924
Affiliate investments (cost: $142,607 and $110,157 as of December 31, 2012 and December 31, 2011, respectively)	178,413	146,405
Non-Control/Non-Affiliate investments (cost: $456,975 and $275,061 as of December 31, 2012 and December 31, 2011, respectively)	467,543	270,895
Investment in affiliated Investment Manager (cost: $2,668 and $4,284 as of December 31, 2012 and December 31, 2011, respectively)	—	1,869

Total portfolio investments (cost: $819,733 and $596,289 as of December 31, 2012 and December 31, 2011, respectively)	924,431	658,093
Marketable securities and idle funds investments (cost: $28,469 and $25,935 as of December 31, 2012 and December 31, 2011, respectively)	28,535	26,242

Total investments (cost: $848,202 and $622,224 as of December 31, 2012 and December 31, 2011, respectively)	952,966	684,335
Cash and cash equivalents	63,517	42,650
Interest receivable and other assets	14,580	6,539
Deferred financing costs (net of accumulated amortization of $3,203 and $2,167 as of December 31, 2012 and December 31, 2011, respectively)	5,162	4,168

Total assets	$1,036,225	$737,692

LIABILITIES
SBIC debentures (par: $225,000 and $220,000 as of December 31, 2012 and December 31, 2011, respectively; par of $100,000 and $95,000 is recorded at a fair value of $86,467 and $76,887 as of December 31, 2012 and December 31, 2011, respectively)	$211,467	$201,887
Credit facility	132,000	107,000
Payable for securities purchased	20,661	—
Interest payable	3,562	3,984
Dividend payable	5,188	2,856
Deferred tax liability, net	11,778	3,776
Payable to affiliated Investment Manager	4,066	4,831
Accounts payable and other liabilities	4,527	2,170

Total liabilities	393,249	326,504
Commitments and contingencies
NET ASSETS
Common stock, $0.01 par value per share (150,000,000 shares authorized; 34,589,484 and 26,714,384 shares issued and outstanding as of December 31, 2012 and December 31, 2011, respectively)	346	267
Additional paid-in capital	544,136	360,164
Accumulated net investment income, net of cumulative dividends of $115,401 and $79,414 as of December 31, 2012 and December 31, 2011, respectively	35,869	12,531
Accumulated net realized gain/loss from investments (accumulated net realized gain from investments of of $9,838 before cumulative dividends of $28,993 as of December 31, 2012 and accumulated net realized loss from investments of $6,641 before cumulative dividends of $13,804 as of December 31, 2011)	(19,155)	(20,445)
Net unrealized appreciation, net of income taxes	81,780	53,194

Total Net Asset Value	642,976	405,711
Noncontrolling interest	—	5,477

Total net assets including noncontrolling interests	642,976	411,188

Total liabilities and net assets	$1,036,225	$737,692

NET ASSET VALUE PER SHARE	$18.59	$15.19

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Operations

(in thousands, except per share amounts)

	Years Ended December 31,
	2012	2011	2010
INVESTMENT INCOME:
Interest, fee and dividend income:
Control investments	$24,752	$25,051	$17,527
Affiliate investments	20,340	12,536	8,251
Non-Control/Non-Affiliate investments	43,766	27,458	9,867

Total interest, fee and dividend income	88,858	65,045	35,645
Interest from marketable securities, idle funds and other	1,662	1,195	863

Total investment income	90,520	66,240	36,508
EXPENSES:
Interest	(15,631)	(13,518)	(9,058)
General and administrative	(2,330)	(2,483)	(1,437)
Expenses reimbursed to affiliated Investment Manager	(10,669)	(8,915)	(5,263)
Share-based compensation	(2,565)	(2,047)	(1,489)

Total expenses	(31,195)	(26,963)	(17,247)

NET INVESTMENT INCOME	59,325	39,277	19,261
NET REALIZED GAIN (LOSS) FROM INVESTMENTS:
Control investments	(1,940)	407	(3,588)
Affiliate investments	16,215	781	—
Non-Control/Non-Affiliate investments	865	831	154
Marketable securities and idle funds investments	1,339	620	554

Total net realized gain from investments	16,479	2,639	(2,880)

NET REALIZED INCOME	75,804	41,916	16,381
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Portfolio investments	44,704	35,464	12,264
Marketable securities and idle funds investments	(240)	(475)	782
SBIC debentures	(4,751)	(6,329)	6,862
Investment in affiliated Investment Manager	(253)	(182)	(269)

Total net change in unrealized appreciation	39,460	28,478	19,639

Income tax provision	(10,820)	(6,288)	(941)
Bargain purchase gain	—	—	4,891

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	104,444	64,106	39,970
Noncontrolling interest	(54)	(1,139)	(1,226)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK	$104,390	$62,967	$38,744

NET INVESTMENT INCOME PER SHARE—BASIC AND DILUTED	$2.01	$1.69	$1.16

NET REALIZED INCOME PER SHARE—BASIC AND DILUTED	$2.56	$1.80	$0.99

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK PER SHARE—BASIC AND DILUTED	$3.53	$2.76	$2.38

DIVIDENDS PAID PER SHARE	$1.71	$1.56	$1.50

WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC AND DILUTED	29,540,114	22,850,299	16,292,846

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Changes in Net Assets

(in thousands, except shares)

	Common Stock				Accumulated Net Realized Gain/Loss From Investments, Net of Dividends	Net Unrealized Appreciation from Investments, Net of Income Taxes			Total Net Assets Including Noncontrolling Interest
				Accumulated Net Investment Income, Net of Dividends
	Number of Shares	Par Value	Additional Paid-In Capital				Total Net Asset Value	Noncontrolling Interest
Balances at December 31, 2009	10,842,447	$108	$123,534	$7,270	$(15,922)	$14,670	$129,660	$—	$129,660
MSC II exchange offer and related transactions	1,246,803	12	20,081	4,891	—	—	24,983	3,237	28,220
Public offering of common stock, net of offering costs	6,095,000	61	85,836	—	—	—	85,897	—	85,897
Share-based compensation	—	—	1,489	—	—	—	1,489	—	1,489
Dividend reinvestment	478,731	5	7,632	—	—	—	7,637	—	7,637
Issuance of restricted stock	157,277	2	(2)	—	—	—	—	—	—
Purchase of vested stock for employee payroll tax withholding	(22,814)	(0)	(369)	—	—	—	(370)	—	(370)
Adjustment to investment in Investment Manager related to the MSC II Exchange Offer	—	—	(13,716)	—	—	—	(13,716)	—	(13,716)
Distributions to noncontrolling interest	—	—	—	—	—	—	—	(15)	(15)
Dividends to stockholders	—	—	—	(22,160)	(1,740)	—	(23,900)	—	(23,900)
Net increase resulting from operations	—	—	—	19,261	(2,880)	18,699	35,080	—	35,080
Noncontrolling interest	—	—	—	—	—	(1,226)	(1,226)	1,226	—

Balances at December 31, 2010	18,797,444	$188	$224,485	$9,262	$(20,542)	$32,142	$245,535	$4,448	$249,983
Public offering of common stock, net of offering costs	7,475,000	75	127,699	—	—	—	127,774	—	127,774
Share-based compensation	—	—	2,047	—	—	—	2,047	—	2,047
Purchase of vested stock for employee payroll tax withholding	(32,725)		(674)				(674)		(674)
Dividend reinvestment	348,695	3	6,608	—	—	—	6,611	—	6,611
Issuance of restricted stock	125,970	1	(1)	—	—	—	—	—	—
Distributions to noncontrolling interest	—	—	—	—	—	—	—	(110)	(110)
Dividends to stockholders	—	—	—	(36,008)	(2,541)	—	(38,549)	—	(38,549)
Net increase resulting from operations	—	—	—	39,277	2,638	22,191	64,106	—	64,106
Noncontrolling interest	—	—	—	—	—	(1,139)	(1,139)	1,139	—

Balances at December 31, 2011	26,714,384	$267	$360,164	$12,531	$(20,445)	$53,194	$405,711	$5,477	$411,188
Public offering of common stock, net of offering costs	7,187,500	72	169,874	—	—	—	169,946	—	169,946
MSC II noncontrolling interest acquisition	229,634	2	5,328	—	—	—	5,330	(5,417)	(87)
Adjustment to investment in Investment Manager related to MSC II noncontrolling interest acquisition	—	—	(1,616)	—	—	—	(1,616)	—	(1,616)
Share-based compensation	—	—	2,565	—	—	—	2,565	—	2,565
Purchase of vested stock for employee payroll tax withholding	(43,503)	—	(1,096)	—	—	—	(1,096)	—	(1,096)
Dividend reinvestment	349,960	3	8,919	—	—	—	8,922	—	8,922
Issuance of restricted stock	151,509	2	(2)	—	—	—	—	—	—
Distributions to noncontrolling interest	—	—	—	—	—	—	—	(114)	(114)
Dividends to stockholders	—	—	—	(35,987)	(15,189)	—	(51,176)	—	(51,176)
Net increase resulting from operations	—	—	—	59,325	16,479	28,640	104,444	—	104,444
Noncontrolling interest	—	—	—	—	—	(54)	(54)	54	—

Balances at December 31, 2012	34,589,484	$346	$544,136	$35,869	$(19,155)	$81,780	$642,976	$—	$642,976

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Cash Flows

(in thousands)

	Years Ended December 31,
	2012	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$104,444	$64,106	$39,970
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net change in unrealized appreciation	(39,460)	(28,478)	(19,639)
Net realized gain from investments	(16,479)	(2,639)	2,880
Bargain purchase gain	—	—	(4,891)
Accretion of unearned income	(12,409)	(6,842)	(2,790)
Payment-in-kind interest	(4,425)	(2,321)	(1,920)
Cumulative dividends	(315)	(1,651)	(924)
Share-based compensation expense	2,565	2,047	1,489
Amortization of deferred financing costs	1,036	662	470
Deferred taxes	8,002	5,735	675
Changes in other assets and liabilities:
Interest receivable and other assets	2,681	(2,163)	(1,707)
Interest payable	(422)	789	782
Payable to affiliated Investment Manager	(765)	4,816	(202)
Accounts payable and other liabilities	1,941	998	343
Deferred fees and other	2,475	2,098	2,068

Net cash provided by operating activities	48,869	37,157	16,604
CASH FLOWS FROM INVESTING ACTIVITIES
Investments in portfolio companies	(639,776)	(358,889)	(231,261)
Principal payments received on loans and debt securities in portfolio companies	400,017	158,101	52,493
Proceeds from sale of equity investments and related notes in portfolio companies	35,106	2,131	3,175
Cash acquired in MSC II exchange offer	—	—	2,490
Investments in marketable securities and idle funds investments	(14,379)	(33,470)	(26,992)
Proceeds from marketable securities and idle funds investments	34,504	11,665	24,077

Net cash used in investing activities	(184,528)	(220,462)	(176,018)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from public offering of common stock, net of offering costs	169,946	127,773	85,897
Distributions to noncontrolling interest	(114)	(110)	(15)
Dividends paid to stockholders	(39,922)	(28,330)	(16,263)
Net change in DRIP deposit	—	(750)	—
Proceeds from issuance of SBIC debentures	21,000	40,000	45,000
Repayments of SBIC debentures	(16,000)	—	—
Proceeds from credit facility	311,000	220,000	75,650
Repayments on credit facility	(286,000)	(152,000)	(36,650)
Purchase of vested stock for employee payroll tax withholding	(1,096)	(675)	(370)
Payment of deferred loan costs and SBIC debenture fees	(2,201)	(2,287)	(2,121)
Other	(87)	—	—

Net cash provided by financing activities	156,526	203,621	151,128

Net increase (decrease) in cash and cash equivalents	20,867	20,316	(8,286)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	42,650	22,334	30,620

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$63,517	$42,650	$22,334

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Bond-Coat, Inc.	Casing and Tubing Coating Services
		12% Secured Debt (Maturity—December 28, 2017)	14,750	14,550	14,550
		Common Stock (Fully diluted 43.4%)		6,350	6,350

				20,900	20,900
Café Brazil, LLC.	Casual Restaurant Group
		12% Secured Debt (Maturity—April 20, 2013)	500	500	500
		Member Units (Fully diluted 41.0%)(8)		42	3,690

				542	4,190
California Healthcare Medical Billing, Inc.	Outsourced Billing and Revenue Cycle Management
		12% Secured Debt (Maturity—October 17, 2015)	8,103	7,913	8,016
		Warrants (Fully diluted 21.3%)		1,193	3,380
		Common Stock (Fully diluted 9.8%)		1,177	1,560

				10,283	12,956
CBT Nuggets, LLC	Produces and Sells IT Training Certification Videos
		14% Secured Debt (Maturity—December 31, 2013)	450	450	450
		Member Units (Fully diluted 41.6%)(8)		1,300	7,800

				1,750	8,250
Ceres Management, LLC (Lambs)	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2013)	4,000	3,993	3,993
		Class B Member Units (12% cumulative)		3,000	3,000
		Member Units (Fully diluted 79.0%)		5,273	—
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	1,066	1,066	1,066
		Member Units (Lamb's Real Estate Investment I, LLC) (Fully diluted 100%)		625	860

				13,957	8,919
Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays
		13% Current / 5% PIK Secured Debt (Maturity—July 1, 2013)	4,661	4,652	4,652
		Warrants (Fully diluted 47.9%)		320	600

				4,972	5,252
Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Ashland Capital IX, LLC) (Maturity—June 30, 2017)	919	919	919
		Member Units (Fully diluted 34.2%)(8)		2,980	12,660

				3,899	13,579
Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		9% Secured Debt (Maturity—June 4, 2015)	5,024	4,644	5,024
		Preferred Stock (8% cumulative)(8)		1,081	1,081
		Common Stock (Fully diluted 34.5%)(8)		718	1,550

				6,443	7,655
Hawthorne Customs and Dispatch Services, LLC	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (Fully diluted 47.6%)(8)		589	1,140
		Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.1%)(8)		1,215	1,215

				1,804	2,355
Hydratec, Inc.	Designer and Installer of Micro-Irrigation Systems
		Common Stock (Fully diluted 94.2%)(8)		7,095	13,710

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Indianapolis Aviation Partners, LLC	Fixed Base Operator
		15% Secured Debt (Maturity—September 15, 2014)	4,150	3,982	4,070
		Warrants (Fully diluted 30.1%)		1,129	2,130

				5,111	6,200
Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 2%, Current Coupon 5.25%, Secured Debt (Maturity—November 14, 2013)(9)	1,696	1,696	1,696
		13% Current / 6% PIK Secured Debt (Maturity—November 14, 2013)	1,759	1,759	1,759
		Member Units (Fully diluted 60.8%)(8)		811	2,060

				4,266	5,515
Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2014)	1,892	1,892	1,892
		Preferred Stock (non-voting)		493	493
		Warrants (Fully diluted 7.1%)		54	4
		Common Stock (Fully diluted 70.0%)(8)		100	36

				2,539	2,425
Marine Shelters Holdings, LLC	Fabricator of Marine and Industrial Shelters
		12% Secured Debt (Maturity—December 28, 2017)	10,250	10,045	10,045
		Preferred Stock (Fully diluted 26.7%)		3,750	3,750

				13,795	13,795
Mid-Columbia Lumber Products, LLC	Manufacturer of Finger-Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2014)	1,250	1,250	1,250
		12% Secured Debt (Maturity—December 18, 2014)	3,900	3,900	3,900
		9.5% Secured Debt (Mid-Columbia Real Estate, LLC) (Maturity—May 13, 2025)	1,017	1,017	1,017
		Warrants (Fully diluted 9.2%)		250	1,470
		Member Units (Fully diluted 42.9%)		882	1,580
		Member Units (Mid-Columbia Real Estate, LLC) (Fully diluted 50.0%)(8)		250	810

				7,549	10,027
NAPCO Precast, LLC	Precast Concrete Manufacturing
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—February 1, 2016)(9)	3,385	3,334	3,334
		18% Secured Debt (Maturity—February 1, 2016)	5,173	5,093	5,093
		Member Units (Fully diluted 44.0%)		2,975	4,360

				11,402	12,787
NRI Clinical Research, LLC	Clinical Research Center
		14% Secured Debt (Maturity—September 8, 2016)	4,736	4,506	4,506
		Warrants (Fully diluted 12.5%)		252	480
		Member Units (Fully diluted 24.8%)(8)		500	960

				5,258	5,946
NRP Jones, LLC	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	12,100	11,200	11,891
		Warrants (Fully diluted 12.2%)		817	1,350
		Member Units (Fully diluted 43.2%)(8)		2,900	4,800

				14,917	18,041
OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		12% Secured Debt (Maturity—April 1, 2013)	6,000	5,997	6,000
		Common Stock (Fully diluted 48.0%)		1,080	8,740

				7,077	14,740

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Pegasus Research Group, LLC (Televerde)	Telemarketing and Data Services
		13% Current / 5% PIK Secured Debt (Maturity—January 6, 2016)	4,991	4,946	4,991
		Member Units (Fully diluted 43.7%)(8)		1,250	3,790

				6,196	8,781
PPL RVs, Inc.	Recreational Vehicle Dealer
		11.1% Secured Debt (Maturity—June 10, 2015)	8,460	8,404	8,460
		Common Stock (Fully diluted 51.1%)		2,150	6,120

				10,554	14,580
Principle Environmental, LLC	Noise Abatement Services
		12% Secured Debt (Maturity—February 1, 2016)	4,750	3,945	4,750
		12% Current / 2% PIK Secured Debt (Maturity—February 1, 2016)	3,594	3,539	3,594
		Warrants (Fully diluted 14.2%)		1,200	3,860
		Member Units (Fully diluted 22.6%)		1,863	6,150

				10,547	18,354
River Aggregates, LLC	Processor of Construction Aggregates
		12% Secured Debt (Maturity—March 30, 2016)	3,860	3,662	3,662
		Warrants (Fully diluted 20.0%)		202	—
		Member Units (Fully diluted 40.0%)		550	—

				4,414	3,662
The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		4.5% Current / 4.5% PIK Secured Debt (Maturity—October 2, 2013)	1,079	1,077	1,077
		6% Current / 6% PIK Secured Debt (Maturity—October 2, 2013)	5,639	5,588	5,588
		Warrants (Fully diluted 52.3%)		1,096	—

				7,761	6,665
Thermal and Mechanical Equipment, LLC	Commercial and Industrial Engineering Services
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—September 25, 2014)(9)	1,033	1,030	1,033
		13% Current / 5% PIK Secured Debt (Maturity—September 25, 2014)	3,292	3,268	3,292
		Member Units (Fully diluted 50.0%)(8)		1,000	8,250

				5,298	12,575
Uvalco Supply, LLC	Farm and Ranch Supply Store
		Member Units (Fully diluted 42.8%)(8)		1,113	2,760
Van Gilder Insurance Corporation	Insurance Brokerage
		8% Secured Debt (Maturity—January 31, 2014)	915	914	914
		8% Secured Debt (Maturity—January 31, 2016)	1,361	1,349	1,349
		13% Secured Debt (Maturity—January 31, 2016)	6,150	5,319	5,319
		Warrants (Fully diluted 10.0%)		1,209	1,180
		Common Stock (Fully diluted 15.5%)		2,500	2,430

				11,291	11,192
Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		6.5% Current /6.5% PIK Secured Debt (Maturity—December 23, 2016)	3,204	3,146	3,146
		Series A Preferred Stock (Fully diluted 50.9%)		3,000	2,930
		Common Stock (Fully diluted 19.1%)		3,706	110

				9,852	6,186
Ziegler's NYPD, LLC	Casual Restaurant Group
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—October 1, 2013)(9)	1,000	998	998
		13% Current / 5% PIK Secured Debt (Maturity—October 1, 2013)	5,314	5,300	5,300
		Warrants (Fully diluted 46.6%)		600	180

				6,898	6,478

Subtotal Control Investments (29.2% of total investments at fair value)				217,483	278,475

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
American Sensor Technologies, Inc.	Manufacturer of Commercial / Industrial Sensors
		Warrants (Fully diluted 19.6%)		50	4,170
Bridge Capital Solutions Corporation	Financial Services and Cash Flow Solutions
		13% Secured Debt (Maturity—April 17, 2017)	5,000	4,754	4,754
		Warrants (Fully diluted 7.5%)		200	310

				4,954	5,064
Congruent Credit Opportunities Fund II, LP(11)(12)	Investment Partnership
		LP Interests (Fully diluted 19.8%)(8)		19,049	19,174
Daseke, Inc.	Specialty Transportation Provider
		Common Stock (Fully diluted 12.6%)		1,427	7,310
East Teak Fine Hardwoods, Inc.	Hardwood Products
		Common Stock (Fully diluted 5.0%)(8)		480	380
Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages Liquidation of Distressed Assets
		14% Secured Debt (Maturity—November 21, 2016)	9,828	9,348	9,348
		Warrants (Fully diluted 22.5%)		400	240

				9,748	9,588
Houston Plating and Coatings, LLC	Plating and Industrial Coating Services
		Member Units (Fully diluted 11.1%)(8)		635	8,280
Indianhead Pipeline Services, LLC	Pipeline Support Services
		12% Secured Debt (Maturity—February 6, 2017)	8,725	8,186	8,186
		Preferred Equity (Fully diluted 8.0%)(8)		1,676	1,676
		Warrants (Fully diluted 10.6%)		459	1,490
		Member Units (Fully diluted 4.1%)(8)		1	50

				10,322	11,402
Integrated Printing Solutions, LLC	Specialty Card Printing
		13% Secured Debt (Maturity—September 23, 2016)	12,500	11,807	11,807
		Preferred Equity (Fully diluted 11.0%)		2,000	2,000
		Warrants (Fully diluted 8.0%)		600	1,100

				14,407	14,907
irth Solutions, LLC	Damage Prevention Technology Information Services
		12% Secured Debt (Maturity—December 29, 2015)	3,587	3,543	3,587
		Member Units (Fully diluted 12.8%)(8)		624	2,750

				4,167	6,337
KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
		12.5% Secured Debt (Maturity—September 28, 2017)	9,000	8,913	9,000
		Member Units (Fully diluted 17.9%)(8)		341	5,550

				9,254	14,550
Olympus Building Services, Inc.	Custodial / Facilities Services
		12% Secured Debt (Maturity—March 27, 2014)	3,050	2,975	2,975
		12% Current / 3% PIK Secured Debt (Maturity—March 27, 2014)	1,014	1,014	1,014
		Warrants (Fully diluted 22.5%)		470	470

				4,459	4,459

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
OnAsset Intelligence, Inc.	Transportation Monitoring / Tracking Services
		12% Secured Debt (Maturity—April 18, 2013)	1,500	1,500	1,500
		Preferred Stock (7% cumulative) (Fully diluted 5.8%)(8)		1,692	2,440
		Warrants (Fully diluted 4.0%)		830	550

				4,022	4,490
OPI International Ltd.(12)	Oil and Gas Construction Services
		Common Equity (Fully diluted 11.5%)(8)		1,371	4,971
PCI Holding Company, Inc.	Manufacturer of Industrial Gas Generating Systems
		12% Current / 4% PIK Secured Debt (Maturity—December 18, 2017)	5,008	4,909	4,909
		Preferred Stock (20% cumulative) (Fully diluted 19.4%)(8)		1,511	1,511

				6,420	6,420
Radial Drilling Services Inc.	Oil and Gas Technology
		12% Secured Debt (Maturity—November 23, 2016)	4,200	3,485	3,485
		Warrants (Fully diluted 24.0%)		758	758

				4,243	4,243
Samba Holdings, Inc.	Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	11,923	11,754	11,923
		Common Stock (Fully diluted 19.4%)		1,707	3,670

				13,461	15,593
Spectrio LLC	Audio Messaging Services
		8% Secured Debt (Maturity—June 16, 2016)	280	280	280
		12% Secured Debt (Maturity—June 16, 2016)	17,990	17,559	17,963
		Warrants (Fully diluted 9.8%)		887	3,420

				18,726	21,663
SYNEO, LLC	Manufacturer of Specialty Cutting Tools and Punches
		12% Secured Debt (Maturity—July 13, 2016)	4,300	4,218	4,218
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,413	1,413
		Member Units (Fully diluted 11.1%)		1,000	1,000

				6,631	6,631
Texas Reexcavation LC	Hydro Excavation Services
		12% Current / 3% PIK Secured Debt (Maturity—December 31, 2017)	6,001	5,881	5,881
		Class A Member Units (Fully diluted 16.3%)		2,900	2,900

				8,781	8,781

Subtotal Affiliate Investments (18.7% of total investments at fair value)				142,607	178,413

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
AGS LLC	Developer, Manufacturer, and Operator of Gaming Machines
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—August 23, 2016)(9)	9,423	9,239	9,239
Ameritech College Operations, LLC	For-Profit Nursing and Healthcare College
		18% Secured Debt (Maturity—March 9, 2017)	6,050	5,942	6,050
Ancestry.com Inc.(10)	Genealogy Software Service
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—December 27, 2018)(9)	7,000	6,720	6,767
Artel, LLC(10)	Land-Based and Commercial Satellite Provider
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 27, 2017)(9)	5,000	4,951	4,950
Associated Asphalt Partners, LLC(10)	Liquid Asphalt Supplier
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—March 9, 2018)(9)	9,400	9,250	9,259
Audio Visual Services Group, Inc.(10)	Hotel & Venue Audio Visual Operator
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—November 9, 2018)(9)	5,000	4,901	4,919
		LIBOR Plus 9.50%, Current Coupon 10.75%, Secured Debt (Maturity—May 9, 2019)(9)	5,000	4,901	4,938

				9,802	9,857
B. J. Alan Company	Retailer and Distributor of Consumer Fireworks
		14% Current / 2.5% PIK Secured Debt (Maturity—June 22, 2017)	10,134	10,042	10,042
Blackboard, Inc.(10)	Education Software Provider
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—October 4, 2018)(9)	1,361	1,319	1,379
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—April 4, 2019)(9)	2,000	1,852	1,927

				3,171	3,306
Brand Connections, LLC	Venue-Based Marketing and Media
		12% Secured Debt (Maturity—April 30, 2015)	7,974	7,828	7,974
Brasa Holdings Inc.(10)	Upscale Full Service Restaurants
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—July 18, 2019)(9)	3,491	3,395	3,525
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—January 19, 2020)(9)	2,000	1,927	2,030

				5,322	5,555
Calloway Laboratories, Inc.(10)	Health Care Testing Facilities
		10.00% Current / 2.00% PIK Secured Debt (Maturity—September 30, 2014)	5,479	5,361	5,479
CDC Software Corporation(10)	Enterprise Application Software
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—August 6, 2018)(9)	4,239	4,199	4,260
CHI Overhead Doors, Inc.(10)	Manufacturer of Overhead Garage Doors
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—August 17, 2017)(9)	2,410	2,371	2,421
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—February 17, 2018)(9)	2,500	2,457	2,463

				4,828	4,884

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Citadel Plastics Holding, Inc.(10)	Supplier of Commodity Chemicals / Plastic Parts
		LIBOR Plus 5.25%, Current Coupon 6.75%, Secured Debt (Maturity—February 28, 2018)(9)	2,985	2,959	2,989
Compact Power Equipment Centers Inc.	Equipment / Tool Rental
		6% Current / 6% PIK Secured Debt (Maturity—October 1, 2017)	3,687	3,669	3,669
		Series A Stock (8% cumulative) (Fully diluted 4.2%)(8)		923	1,232

				4,592	4,901
Confie Seguros Holding II Co.(10)	Insurance Brokerage
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—November 9, 2018)(9)	5,000	4,927	4,964
Connolly Holdings Inc.(10)	Audit Recovery Software
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—July 15, 2018)(9)	2,488	2,464	2,519
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—January 15, 2019)(9)	2,000	1,962	2,050

				4,426	4,569
Creative Circle, LLC(10)	Professional Staffing Firm
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—September 28, 2017)(9)	9,938	9,840	9,840
CST Industries(10)	Storage Tank Manufacturer
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	12,188	12,022	12,110
Diversified Machine, Inc.(10)	Automotive Component Supplier
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—December 21, 2017)(9)	2,000	1,961	1,985
Drilling Info, Inc.	Information Services for the Oil and Gas Industry
		Common Stock (Fully diluted 2.3%)		1,335	5,769
Dycom Investments, Inc.(10)(12)	Telecomm Construction & Engineering Providers
		7.13% Bond (Maturity—January 15, 2021)	1,000	1,042	1,053
Emerald Performance Materials, Inc.(10)	Specialty Chemicals Manufacturer
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—May 18, 2018)(9)	4,490	4,451	4,512
Engility Corporation(10)(12)	Defense Software
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—July 18, 2017)(9)	8,000	7,928	7,930
eResearch Technology, Inc.(10)	Provider of Technology-Driven Health Research
		LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity—June 29, 2018)(9)	3,491	3,361	3,465
EnCap Energy Fund Investments(11)(12)	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		1,735	1,852
		LP Interests (EnCap Energy Capital Fund VIII Co- Investors, L.P.) (Fully diluted 0.3%)		442	442
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 0.8%)		664	664

				2,841	2,958
Fairway Group Acquisition Company(10)	Retail Grocery
		LIBOR Plus 6.75%, Current Coupon 8.25%, Secured Debt (Maturity—August 17, 2018)(9)	3,990	3,933	4,030
FC Operating, LLC(10)	Christian Specialty Retail Stores
		LIBOR Plus 10.75%, Current Coupon 12.00%, Secured Debt (Maturity—November 14, 2017)(9)	6,000	5,883	5,916

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
FishNet Security, Inc.(10)	Information Technology Value-Added Reseller
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 30, 2017)(9)	8,000	7,921	7,960
Flexera Software LLC(10)	Software Licensing
		LIBOR Plus 9.75%, Current Coupon 11.00%, Secured Debt (Maturity—September 30, 2018)(9)	3,000	2,789	3,053
Fram Group Holdings, Inc.(10)	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—July 29, 2017)(9)	988	984	989
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	1,000	996	950

				1,980	1,939
GFA Brands, Inc.(10)(12)	Distributor of Health Food Products
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—July 2, 2018)(9)	6,790	6,663	6,909
GMACM Borrower LLC(10)	Mortgage Originator and Servicer
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 13, 2015)(9)	1,000	987	1,011
Grede Holdings, LLC(10)	Operator of Iron Foundries
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—April 3, 2017)(9)	5,000	4,975	5,025
Hayden Acquisition, LLC	Manufacturer of Utility Structures
		8% Secured Debt (Maturity—January 1, 2013)	1,800	1,781	—
Hearthside Food Solutions, LLC(10)	Contract Food Manufacturer
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 5, 2018)(9)	3,990	3,953	3,980
Heckmann Corporation(10)(12)	Water Treatment and Disposal Services
		9.88% Bond (Maturity—April 15, 2018)	3,500	3,500	3,588
HOA Restaurant Group, LLC(10)	Casual Restaurant Group
		11.25% Bond (Maturity—April 1, 2017)	2,000	2,000	1,810
Hudson Products Holdings, Inc.(10)	Manufacturer of Heat Transfer Equipment
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—June 7, 2017)(9)	4,000	3,961	4,015
Hupah Finance Inc.(10)	Manufacturer of Industrial Machinery
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—January 19, 2019)(9)	2,978	2,924	3,015
Il Fornaio Corporation(10)	Casual Restaurant Group
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 10, 2017)(9)	1,822	1,815	1,836
Insight Pharmaceuticals, LLC(10)	Pharmaceuticals Merchant Wholesalers
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—August 25, 2016)(9)	5,000	4,976	5,025
Ipreo Holdings LLC(10)	Application Software for Capital Markets
		LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity—August 5, 2017)(9)	5,688	5,610	5,723
iStar Financial Inc.(10)(12)	Real Estate Investment Trust
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—March 19, 2016)(9)	1,444	1,422	1,461

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Ivy Hill Middle Market Credit Fund III, Ltd.(11)(12)	Investment Partnership
		LIBOR Plus 6.50%, Current Coupon 6.71%, Secured Debt (Maturity—January 15, 2022)	2,000	1,681	1,970
Jackson Hewitt Tax Service Inc.(10)	Tax Preparation Services
		LIBOR Plus 8.50%, Current Coupon 10.00%, Secured Debt (Maturity—October 15, 2017)(9)	7,500	7,211	7,281
Kadmon Pharmaceuticals, LLC(10)	Biopharmaceutical Products and Services
		LIBOR Plus 13.00% / 12.00% PIK, Current Coupon with PIK 27.00%, Secured Debt (Maturity—April 30, 2013)(9)	6,056	6,056	6,056
Keypoint Government Solutions, Inc.(10)	Pre-employment Screening Services
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 13, 2017)(9)	5,000	4,903	4,975
Maverick Healthcare Group LLC(10)	Home Healthcare Products and Services
		LIBOR Plus 9.00%, Current Coupon 10.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,900	4,900	4,992
Media Holdings, LLC(10)(12)	Internet Traffic Generator
		LIBOR Plus 13.00%, Current Coupon 15.00%, Secured Debt (Maturity—April 27, 2014)(9)	5,000	5,332	5,000
Medpace Intermediateco, Inc.(10)	Clinical Trial Development and Execution
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—June 19, 2017)(9)	4,612	4,557	4,427
Metal Services LLC(10)	Steel Mill Services
		LIBOR Plus 6.50%, Current Coupon 7.75%, Secured Debt (Maturity—June 30, 2017)(9)	5,000	4,902	5,038
Metals USA, Inc.(10)(12)	Operator of Metal Service Centers
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—December 14, 2019)(9)	7,500	7,426	7,463
Milk Specialties Company(10)	Processor of Nutrition Products
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—November 9, 2018)(9)	5,000	4,951	4,988
Miramax Film NY, LLC(10)	Motion Picture Producer and Distributor
		Class B Units (Fully diluted 0.2%)		500	576
Mmodal, Inc.(10)	Healthcare Equipment and Services
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—August 16, 2019)(9)	3,990	3,940	3,850
Modern VideoFilm, Inc.(10)	Post-Production Film Studio
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—December 19, 2017)(9)	5,005	4,780	4,780
		Warrants (Fully diluted 1.5%)		150	150

				4,930	4,930
Mood Media Corporation(10)(12)	Music Programming and Broadcasting
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—May 6, 2018)(9)	1,775	1,759	1,780
National Healing Corporation(10)	Wound Care Management
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—November 30, 2018)(9)	1,500	1,422	1,545
		Common Equity (Fully diluted 0.02%)		50	50

				1,472	1,595
National Vision, Inc.(10)	Discount Optical Retailer
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—August 2, 2018)(9)	3,226	3,179	3,274

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
NCI Building Systems, Inc.(10)(12)	Non-Residential Building Products Manufacturer
		LIBOR Plus 6.75%, Current Coupon 8.00%, Secured Debt (Maturity—May 2, 2018)(9)	2,450	2,335	2,455
NCP Investment Holdings, Inc.	Management of Outpatient Cardiac Cath Labs
		Class A and C Units (Fully diluted 3.3%)(8)		20	2,474
NGPL PipeCo, LLC(10)	Natural Gas Pipelines and Storage Facilities
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—September 15, 2017)(9)	8,679	8,548	8,901
North American Breweries Holdings, LLC(10)	Operator of Specialty Breweries
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—December 11, 2018)(9)	4,000	3,921	4,020
Northland Cable Television, Inc.(10)	Television Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,812	4,710	4,692
Oberthur Technologies SA(10)(12)	Smart Card, Printing, Identity, and Cash Protection Security
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—November 30, 2018)(9)	6,965	6,648	6,913
Oneida Ltd.(10)	Household Products Manufacturer
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—September 25, 2017)(9)	1,933	1,899	1,904
Panolam Industries International, Inc.(10)	Decorative Laminate Manufacturer
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—August 23, 2017)(9)	4,048	4,010	4,038
Peppermill Casinos, Inc.(10)	Operator of Casinos and Gaming Operations
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 2, 2018)(9)	2,295	2,204	2,246
Phillips Plastic Corporation(10)	Custom Molder of Plastics and Metals
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 12, 2017)(9)	1,728	1,714	1,723
Physician Oncology Services, L.P.(10)	Provider of Radiation Therapy and Oncology Services
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—January 31, 2017)(9)	942	935	904
PL Propylene LLC(10)(12)	Propylene Producer
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—March 27, 2017)(9)	3,970	3,901	4,035
Preferred Proppants, LLC(10)	Producer of Sand Based Proppants
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—December 15, 2016)(9)	5,942	5,823	5,526
ProQuest LLC(10)	Academic Research Portal
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—April 13, 2018)(9)	4,963	4,918	4,997
PRV Aerospace, LLC(10)	Aircraft Equipment Manufacturer
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—May 9, 2018)(9)	5,972	5,917	5,987
Radio One, Inc.(10)	Radio Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 31, 2016)(9)	2,932	2,891	2,983

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Relativity Media, LLC(10)	Full-scale Film and Television Production and Distribution
		10.00% Secured Debt (Maturity—May 24, 2015)	4,904	4,825	5,087
		15.00% PIK Secured Debt (Maturity—May 24, 2015)	5,477	5,214	5,294
		Class A Units (Fully diluted 0.2%)		292	292

				10,331	10,673
Sabre Industries, Inc.(10)	Manufacturer of Telecom Structures and Equipment
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—August 24, 2018)(9)	6,500	6,407	6,565
Shale-Inland Holdings, LLC(10)	Distributor of Pipe, Valves, and Fittings
		8.75% Bond (Maturity—November 15, 2019)	3,000	3,000	3,143
Sonneborn, LLC(10)	Specialty Chemicals Manufacturer
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—March 30, 2018)(9)	2,978	2,924	3,030
Sourcehov LLC(10)	Business Process Services
		LIBOR Plus 5.38%, Current Coupon 6.63%, Secured Debt (Maturity—April 28, 2017)(9)	2,955	2,874	2,921
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—April 30, 2018)(9)	5,000	4,537	4,581

				7,411	7,502
Surgery Center Holdings, Inc.(10)	Ambulatory Surgical Centers
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 6, 2017)(9)	4,881	4,863	4,857
The Tennis Channel, Inc.	Television-Based Sports Broadcasting
		LIBOR Plus 6% / 4% PIK, Current Coupon with PIK 14%, Secured Debt (Maturity—June 30, 2013)(9)	11,050	12,776	12,776
		Warrants (Fully diluted 0.1%)		235	235

				13,011	13,011
Totes Isotoner Corporation(10)	Weather Accessory Retail
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—July 7, 2017)(9)	4,717	4,642	4,729
TriNet HR Corporation(10)(12)	Outsourced Human Resources Solutions
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—October 24, 2018)(9)	3,000	3,000	3,011
UniTek Global Services, Inc.(10)	Provider of Outsourced Infrastructure Services
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—April 15, 2018)(9)	4,379	4,268	4,308
Universal Fiber Systems, LLC	Manufacturer of Synthetic Fibers
		LIBOR Plus 5.75%, Current Coupon 7.50%, Secured Debt (Maturity—June 26, 2015)(9)	5,274	5,182	5,195
US Xpress Enterprises, Inc.(10)	Truckload Carrier
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—November 13, 2016)(9)	6,500	6,374	6,484
Vantage Specialties, Inc.(10)	Manufacturer of Specialty Chemicals
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—February 10, 2018)(9)	3,970	3,900	4,000
VFH Parent LLC(10)	Electronic Trading and Market Making
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—July 8, 2016)(9)	3,394	3,344	3,404
Visant Corporation(10)	School Affinity Stores
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 22, 2016)(9)	3,923	3,923	3,575

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Vision Solutions, Inc.(10)	Provider of Information Availability Software
		LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—July 23, 2016)(9)	2,506	2,325	2,340
		LIBOR Plus 8.00%, Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,962	4,875

				7,287	7,215
Walter Investment Management Corp.(10)(12)	Real Estate Services
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—November 28, 2017)(9)	2,469	2,444	2,484
Western Dental Services, Inc.(10)	Dental Care Services
		LIBOR Plus 7.00%, Current Coupon 8.25%, Secured Debt (Maturity—November 1, 2018)(9)	5,000	4,853	4,894
Wilton Brands LLC(10)	Specialty Housewares Retailer
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—August 30, 2018)(9)	1,975	1,937	2,000
Wireco Worldgroup Inc.(10)	Manufacturer of Synthetic Lifting Products
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—February 15, 2017)(9)	2,494	2,471	2,550
WP CPP Holdings, LLC(10)	Manufacturer of Aerospace and Defense Components
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—December 28, 2019)(9)	4,000	3,960	4,020
Zilliant Incorporated	Price Optimization and Margin Management Solutions
		12% Secured Debt (Maturity—June 15, 2017)	8,000	6,866	6,866
		Warrants (Fully diluted 3.0%)		1,071	1,071

				7,937	7,937

Subtotal Non-Control/Non-Affiliate Investments (49.1% of total investments at fair value)				456,975	467,543

Main Street Capital Partners, LLC (Investment Manager)	Asset Management
		100% of Membership Interests		2,668	—

Total Portfolio Investments, December 31, 2012				819,733	924,431

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Marketable Securities and Idle Funds Investments
	Investments in Marketable Securities and Diversified, Registered Bond Funds
Ceridian Corporation(12)
		LIBOR Plus 5.75%, Current Coupon 5.96%, Secured Debt (Maturity—May 9, 2017)	10,000	10,025	10,013
Compass Investors Inc.(12)
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 27, 2019)(9)	7,000	7,005	6,994
First Data Corporation(12)
		LIBOR Plus 4.00%, Current Coupon 4.21%, Secured Debt (Maturity—March 23, 2018)	5,000	4,763	4,767
Toll Road Investors Partnership II, LP Bond(12)
		Zero Coupon Bond (Maturity—February 15, 2033)	7,500	1,742	1,834
Univision Communications Inc.(12)
		LIBOR Plus 4.25%, Current Coupon 4.46%, Secured Debt (Maturity—March 31, 2017)	5,000	4,934	4,927

Subtotal Marketable Securities and Idle Funds Investments (3.0% of total investments at fair value)				28,469	28,535

Total Investments, December 31, 2012				$848,202	$952,966

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted.

(2)
Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Middle Market portfolio investment.

(11)
Other Portfolio investment.

(12)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Café Brazil, LLC	Casual Restaurant Group
		12% Secured Debt (Maturity—April 20, 2013)	1,400	1,399	1,400
		Member Units (Fully diluted 41.0%)(8)		42	3,430

				1,441	4,830
California Healthcare Medical Billing, Inc.	Outsourced Billing & Revenue Cycle Management
		12% Secured Debt (Maturity—October 17, 2015)	8,623	8,290	8,528
		Warrants (Fully diluted 21.0%)		1,193	3,380
		Common Stock (Fully diluted 9.6%)		1,177	1,560

				10,660	13,468
CBT Nuggets, LLC	Produces & Sells IT Training Certification Videos
		14% Secured Debt (Maturity—December 31, 2013)	1,750	1,750	1,750
		Member Units (Fully diluted 40.8%)(8)		1,300	5,570

				3,050	7,320
Ceres Management, LLC (Lambs)	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2013)	3,770	3,749	3,749
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	1,115	1,115	1,115
		Member Units (Fully diluted 79.0%)		4,773	1,050
		Member Units (Lamb's Real Estate Investment I, LLC) (Fully diluted 100%)		625	800

				10,262	6,714
Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays
		9% Current / 9% PIK Secured Debt (Maturity—July 1, 2013)	4,431	4,406	4,406
		Warrants (Fully diluted 47.9%)		320	560

				4,726	4,966
Currie Acquisitions, LLC	Retail Electric Bikes
		12% Secured Debt (Maturity—March 1, 2015)	4,750	4,112	4,750
		Warrants (Fully diluted 47.3%)		2,566	100

				6,678	4,850
Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Ashland Capital IX, LLC) (Maturity—June 30, 2017)	1,185	1,185	1,185
		Member Units (Fully diluted 34.2%)(8)		2,980	9,840

				4,165	11,025
Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		12% Secured Debt (Maturity—June 4, 2015)	5,507	4,938	5,230
		Preferred Stock (8% cumulative)(8)		1,081	1,081
		Warrants (Fully diluted 34.5%)		718	2,240

				6,737	8,551
Hawthorne Customs & Dispatch Services, LLC	Facilitator of Import Logistics, Brokerage, & Warehousing
		Member Units (Fully diluted 47.6%)(8)		589	1,410
		Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.1%)(8)		1,215	1,215

				1,804	2,625
Hydratec, Inc.	Designer & Installer of Micro-Irrigation Systems
		Common Stock (Fully diluted 92.5%)(8)		7,092	12,337
Indianapolis Aviation Partners, LLC	Fixed Base Operator
		12% Secured Debt (Maturity—September 15, 2014)	4,270	4,003	4,120
		Warrants (Fully diluted 30.1%)		1,129	1,650

				5,132	5,770

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 2%, Current Coupon 5.25%, Secured Debt (Maturity—November 14, 2013)(9)	2,260	2,260	2,260
		13% Current / 6% PIK Secured Debt (Maturity—November 14, 2013)	2,345	2,345	2,345
		Member Units (Fully diluted 60.8%)(8)		811	1,750

				5,416	6,355
Lighting Unlimited, LLC	Commercial & Residential Lighting Products & Design Services
		8% Secured Debt (Maturity—August 22, 2012)	2,000	1,984	1,984
		Preferred Stock (non-voting)		510	510
		Warrants (Fully diluted 7.1%)		54	—
		Common Stock (Fully diluted 70.0%)		100	210

				2,648	2,704
Mid-Columbia Lumber Products, LLC	Manufacturer of Finger- Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2014)	1,250	1,250	1,250
		12% Secured Debt (Maturity—December 18, 2014)	3,670	3,670	3,670
		9.5% Secured Debt (Mid—Columbia Real Estate, LLC) (Maturity—May 13, 2025)	1,062	1,062	1,062
		Warrants (Fully diluted 9.2%) Member Units (Fully diluted 42.9%)		250	890
		Member Units (Mid—Columbia Real Estate, LLC) (Fully diluted 50.0%)(8)		812	930
				250	810

				7,294	8,612
NAPCO Precast, LLC	Precast Concrete Manufacturing
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—February 1, 2013)(9)	3,385	3,376	3,376
		18% Secured Debt (Maturity—February 1, 2013)	5,173	5,142	5,142
		Member Units (Fully diluted 46.3%)(8)		2,975	4,195

				11,493	12,713
NRI Clinical Research, LLC	Clinical Research Center
		14% Secured Debt (Maturity—September 8, 2016)	5,500	5,183	5,183
		Warrants (Fully diluted 12.5%)		252	252
		Member Units (Fully diluted 24.8%)		500	500

				5,935	5,935
NRP Jones, LLC	Manufacturer of Hoses, Fittings & Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	12,100	11,041	11,041
		Warrants (Fully diluted 12.2%)		817	817
		Member Units (Fully diluted 43.2%)		2,900	2,900

				14,758	14,758
NTS Holdings, Inc.	Trench & Traffic Safety Equipment Rental & Sales
		12% Secured Debt (Maturity—April 30, 2015)	5,770	5,742	5,742
		Preferred Stock (12% cumulative, compounded quarterly)(8)		11,918	11,918
		Common Stock (Fully diluted 72.3%)		1,621	2,140

				19,281	19,800
OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		12% Secured Debt (Maturity—April 1, 2013)	7,974	7,950	7,950
		Common Stock (Fully diluted 48.0%)		1,080	2,270

				9,030	10,220
Pegasus Research Group, LLC (Televerde)	Telemarketing & Data Services
		13% Current / 3% PIK Secured Debt (Maturity—January 6, 2016)	6,160	6,089	6,089
		Member Units (Fully diluted 43.7%)		1,250	1,250

				7,339	7,339

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
PPL RVs, Inc.	Recreational Vehicle Dealer
		18% Secured Debt (Maturity—June 10, 2015)	4,235	4,186	4,235
		Common Stock (Fully diluted 51.1%)		2,150	3,980

				6,336	8,215
Principle Environmental, LLC	Noise Abatement Services
		12% Secured Debt (Maturity—February 1, 2016)	4,750	3,766	4,080
		12% Current / 2% PIK Secured Debt (Maturity—February 1, 2016)	3,507	3,450	3,507
		Warrants (Fully diluted 14.6%)		1,200	2,110
		Member Units (Fully diluted 25.0%)		2,000	3,600

				10,416	13,297
River Aggregates, LLC	Processor of Construction Aggregates
		12% Secured Debt (Maturity—March 30, 2016)	3,470	3,227	3,227
		Warrants (Fully diluted 20.0%)		202	100
		Member Units (Fully diluted 40.0%)		550	200

				3,979	3,527
The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames & Accessories
		4.5% Current / 4.5% PIK Secured Debt (Maturity—October 2, 2013)	1,045	1,041	1,041
		6% Current / 6% PIK Secured Debt (Maturity—October 2, 2013)	5,406	5,294	5,294
		Warrants (Fully diluted 47.1%)		896	—
		Member Units (Non-voting)		200	—

				7,431	6,335
Thermal & Mechanical Equipment, LLC	Commercial & Industrial Engineering Services
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—September 25, 2014)(9)	1,272	1,266	1,266
		13% Current / 5% PIK Secured Debt (Maturity—September 25, 2014)	4,053	4,010	4,053
		Member Units (Fully diluted 50.0%)(8)		1,000	5,660

				6,276	10,979
Uvalco Supply, LLC	Farm & Ranch Supply Store
		Member Units (Fully diluted 42.8%)(8)		1,113	3,290
Van Gilder Insurance Corporation	Insurance Brokerage
		8% Secured Debt (Maturity—January 31, 2013)	1,000	987	987
		8% Secured Debt (Maturity—January 31, 2016)	1,721	1,705	1,705
		13% Secured Debt (Maturity—January 31, 2016)	5,400	4,387	4,387
		Warrants (Fully diluted 10.0%)		1,209	1,209
		Common Stock (Fully diluted 15.5%)		2,500	2,500

				10,788	10,788
Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		6.5% Current /6.5% PIK Secured Debt (Maturity—December 23, 2016)	3,000	2,935	2,935
		Series A Prefered Stock (Fully diluted 33.3%)	—	3,000	3,000
		Common Stock (Fully diluted 36.7%)		3,706	—

				9,641	5,935
Ziegler's NYPD, LLC	Casual Restaurant Group
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—October 1, 2013)(9)	1,000	996	996
		13% Current / 5% PIK Secured Debt (Maturity—October 1, 2013)	4,299	4,270	4,270
		Warrants (Fully diluted 46.6%)		600	400

				5,866	5,666
Subtotal Control Investments (34.9% of total investments at fair value)				206,787	238,924

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
American Sensor Technologies, Inc.	Manufacturer of Commercial / Industrial Sensors
		9% Secured Debt (Maturity—May 31, 2012)	3,046	3,039	3,039
		Warrants (Fully diluted 19.6%)		50	3,100

				3,089	6,139
Compact Power Equipment Centers LLC	Equipment / Tool Rental
		6% Current / 6% PIK Secured Debt (Maturity—December 31, 2014)	2,855	2,831	2,831
		8% PIK Secured Debt (Maturity—December 31, 2011)	108	108	108
		Series A Member Units (8% cumulative)(8)		853	853
		Member Units (Fully diluted 10.6%)		1	1

				3,793	3,793
Drilling Info, Inc.	Information Services for the Oil & Gas Industry
		12% Secured Debt (Maturity—November 20, 2014)	8,000	7,065	8,000
		8.75% Secured Debt (Maturity—April 18, 2016)	750	750	750
		Warrants (Fully diluted 4.9%)		1,250	10,360
		Common Stock (Fully diluted 2.4%)		1,335	4,890

				10,400	24,000
East Teak Fine Hardwoods, Inc.	Hardwood Products
		Common Stock (Fully diluted 5.0%)		480	380
Gault Financial, LLC (RMB Capital, LLC)	Purchases & Manages Liquidation of Distressed Assets
		14% Secured Debt (Maturity—November 21, 2016)	10,500	9,897	9,897
		Warrants (Fully diluted 22.5%)		400	400

				10,297	10,297
Houston Plating & Coatings, LLC	Plating & Industrial Coating Services
		Member Units (Fully diluted 11.1%)(8)		635	5,990
Integrated Printing Solutions, LLC	Specialty Card Printing
		13% Secured Debt (Maturity—September 23, 2016)	10,000	9,228	9,228
		Warrants (Fully diluted 9.0%)		600	600

				9,828	9,828
IRTH Holdings, LLC	Damage Prevention Technology Information Services
		12% Secured Debt (Maturity—December 29, 2015)	5,084	5,006	5,084
		Member Units (Fully diluted 22.3%)		850	2,480

				5,856	7,564
KBK Industries, LLC	Specialty Manufacturer of Oilfield & Industrial Products
		10% Secured Debt (Maturity—March 31, 2012)	15	15	15
		14% Secured Debt (Maturity—January 23, 2014)	5,250	5,250	5,250
		Member Units (Fully diluted 18.8%)(8)		341	2,800

				5,606	8,065
Laurus Healthcare, LP	Management of Outpatient Cardiac Cath Labs
		9% Secured Debt (Maturity—May 12, 2016)	5,850	5,850	5,850
		Class A & C Units (Fully diluted 13.1%)(8)		80	5,430

				5,930	11,280
Olympus Building Services, Inc.	Custodial / Facilities Services
		10% Current / 2% PIK Secured Debt (Maturity—March 27, 2014)	2,434	2,306	2,306
		15% PIK Secured Debt (Maturity—March 27, 2014)	994	994	994
		Warrants (Fully diluted 22.5%)		470	70

				3,770	3,370

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
OnAsset Intelligence, Inc.	Transportation Monitoring / Tracking Services
		12% Secured Debt (Maturity—October 18, 2012)	1,500	916	916
		Preferred Stock (7% cumulative) (Fully diluted 5.75%)(8)		1,577	1,577
		Warrants (Fully diluted 4.0%)		830	830

				3,323	3,323
OPI International Ltd.(12)	Oil & Gas Construction Services
		12% Secured Debt (Maturity—November 30, 2015)	11,520	10,882	11,130
		Warrants (Fully diluted 8.0%)		500	4,100

				11,382	15,230
Radial Drilling Services Inc.	Oil & Gas Technology
		12% Secured Debt (Maturity—November 23, 2016)	4,200	3,367	3,367
		Warrants (Fully diluted 24.0%)		758	758

				4,125	4,125
Samba Holdings, Inc.	Intelligent Driver Record Monitoring Software & Services
		12.5% Secured Debt (Maturity—November 17, 2016)	3,000	2,941	2,941
		Common Stock (Fully diluted 14.7%)		950	950

				3,891	3,891
Schneider Sales Management, LLC	Sales Consulting & Training
		13% Secured Debt (Maturity—October 15, 2013)	3,568	3,488	250
		Warrants (Fully diluted 20.0%)		45	—

				3,533	250
Spectrio LLC	Audio Messaging Services
		8% Secured Debt (Maturity—June 16, 2016)	168	168	168
		12% Secured Debt (Maturity—June 16, 2016)	13,475	13,008	13,340
		Warrants (Fully diluted 9.8%)		887	2,720

				14,063	16,228
SYNEO, LLC	Manufacturer of Specialty Cutting Tools & Punches
		12% Secured Debt (Maturity—July 13, 2016)	5,500	5,374	5,374
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,412	1,412
		Member Units (Fully diluted 11.1%)		1,000	1,000

				7,786	7,786
Walden Smokey Point, Inc.	Specialty Transportation Provider
		Common Stock (Fully diluted 12.6%)		1,427	4,220
WorldCall, Inc.	Telecommunication / Information Services
		13% Secured Debt (Maturity—April 22, 2012)	646	646	646
		Common Stock (Fully diluted 10.0%)		297	—

				943	646

Subtotal Affiliate Investments (21.4% of total investments at fair value)				110,157	146,405

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Academy, Ltd.(10)	Sporting Goods Stores
		LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—August 3, 2018)(9)	3,000	2,989	2,977
Affinity Videonet, Inc.	Video Conferencing & Managed Services
		13% Secured Debt (Maturity—December 31, 2015)	2,000	1,914	2,000
		13% Current / 1% PIK Secured Debt (Maturity—December 31, 2015)	1,132	1,125	1,125
		Warrants (Fully diluted 2.6%)		63	63

				3,102	3,188
API Technologies Corp.(10)	Manufacturer of Electrical Components & Equipment
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—June 27, 2016)(9)	2,486	2,406	2,374
Arrowhead General Insurance Agency, Inc.(10)	Insurance
		LIBOR Plus 5.75%, Current Coupon 7.50%, Secured Debt (Maturity—March 4, 2017)(9)	3,970	3,900	3,932
		LIBOR Plus 9.5%, Current Coupon 11.25%, Secured Debt (Maturity—September 30, 2017)(9)	2,000	1,944	2,010

				5,844	5,942
ATI Acquisition I Corp.(10)	Physical Therapy Facilities
		LIBOR Plus 5.50%, Current Coupon 7.50%, Secured Debt (Maturity—March 11, 2016)(9)	2,849	2,812	2,725
Bourland & Leverich Supply Co., LLC(10)	Distributor of Oil & Gas Tubular Goods
		LIBOR Plus 9.00%, Current Coupon 11.00%, Secured Debt (Maturity—August 19, 2015)(9)	4,191	4,028	4,065
Brand Connections, LLC	Venue-Based Marketing & Media
		14% Secured Debt (Maturity—April 30, 2015)	6,761	6,639	6,639
Brickman Group Holdings, Inc.(10)	Commercial L&scape Services
		LIBOR Plus 5.50%, Current Coupon 7.25%, Secured Debt (Maturity—October 14, 2016)(9)	1,990	1,962	1,997
Business Development Corporation of America(11)(12)	Investment Management
		LIBOR Plus 3.50%, Current Coupon 3.77%, Secured Debt (Maturity—January 14, 2013)	5,900	5,900	5,900
Carestream Health, Inc.(10)	Medical Imaging Products
		LIBOR Plus 3.50%, Current Coupon 5.00%, Secured Debt (Maturity—February 25, 2017)(9)	2,985	2,704	2,690
Centerplate, Inc.(10)	Food & Catering Services
		LIBOR Plus 8.50%, Current Coupon 10.50%, Secured Debt (Maturity—September 16, 2016)(9)	2,970	2,896	2,966
CHI Overhead Doors, Inc.(10)	Manufacturer of Overhead Garage Doors
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—August 17, 2017)(9)	2,494	2,446	2,462
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—February 17, 2018)(9)	2,500	2,452	2,463

				4,898	4,925
Diversified Machine, Inc.(10)	Automotive Component Supplier
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—November 28, 2017)(9)	2,000	1,960	2,001
EnCap Energy Capital Fund VIII, L.P.(11)(12)	Investment Partnership
		LP Interests (Fully diluted 0.2%)		709	709
Fairway Group Acquisition Company(10)	Retail Grocery
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 3, 2017)(9)	7,463	7,403	7,253
Flexera Software LLC(10)	Software Licensing
		LIBOR Plus 9.75%, Current Coupon 11.00%, Secured Debt (Maturity—September 30, 2018)(9)	3,000	2,765	2,790

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Fram Group Holdings, Inc.(10)	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—July 29, 2017)(9)	998	993	998
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	1,000	995	968

				1,988	1,966
Golden Nugget, LLC(10)	Hotel & Gaming
		LIBOR Plus 8.50%, Current Coupon 10.00%, Secured Debt (Maturity—May 24, 2016)(9)	10,000	9,636	9,450
Gundle/SLT Environmental, Inc. (10)	Manufacturer of Geosynthetic Lining Products
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—May 27, 2016)(9)	2,985	2,958	2,940
		LIBOR Plus 9.50%, Current Coupon 13.00%, Secured Debt (Maturity—November 23, 2016)(9)	4,000	3,926	3,980

				6,884	6,920
Hayden Acquisition, LLC	Manufacturer of Utility Structures
		8% Secured Debt (Maturity—January 1, 2012)	1,800	1,781	—
Helm Financial Corporation(10)	Railcar Leasing
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—June 1, 2017)(9)	1,985	1,967	1,940
Henniges Automotive Holdings, Inc.(10)	Manufacturer of Auto Parts
		LIBOR Plus 10.00%, Current Coupon 12.00%, Secured Debt (Maturity—October 28, 2016)(9)	2,833	2,785	2,785
HMS Income LLC(11)(12)	Investment Management
		LIBOR Plus 3.00%, Current Coupon 3.27%, Secured Debt (Maturity—December 12, 2012)	7,500	7,500	7,500
HOA Restaurant Group, LLC(10)	Casual Restaurant Group
		11.25% Bond (Maturity—April 1, 2017)	2,000	2,000	1,865
Il Fornaio Corporation(10)	Casual Restaurant Group
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 10, 2017)(9)	1,985	1,976	1,978
Ipreo Holdings LLC(10)	Application Software for Capital Markets
		LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity—August 5, 2017)(9)	4,239	4,160	4,144
Ivy Hill Middle Market Credit Fund III, Ltd.(10)(12)	Investment Partnership
		LIBOR Plus 6.50%, Current Coupon 6.77%, Secured Debt (Maturity—January 15, 2022)	2,000	1,659	1,658
JJ Lease Funding Corp.(10)	Apparel Retail
		LIBOR Plus 8.50%, Current Coupon 10.00%, Secured Debt (Maturity—April 29, 2017)(9)	3,950	3,842	3,160
Kadmon Pharmaceuticals, LLC(10)	Biopharmaceutical Products and Services
		LIBOR Plus 13.00%, Current Coupon 15.00%, Secured Debt (Maturity—October 31, 2012)(9)	6,000	5,899	6,255
Lawson Software, Inc.(10)	Application Software
		LIBOR Plus 5.25%, Current Coupon 6.75%, Secured Debt (Maturity—July 5, 2017)(9)	4,988	4,801	4,875
Liqui-Box, Inc.(10)	Supplier of Specialty Packaging
		LIBOR Plus 5.25%, Current Coupon 6.75%, Secured Debt (Maturity—December 29, 2017)(9)	3,000	2,955	2,985
Media Holdings, LLC(10)(12)	Internet Traffic Generator
		LIBOR Plus 13.00%, Current Coupon 15.00%, Secured Debt (Maturity—April 28, 2014)(9)	5,000	5,129	5,000
Medpace Intermediateco, Inc.(10)	Clinical Trial Development & Execution
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—June 17, 2017)(9)	4,975	4,905	4,726

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Megapath, Inc.(10)	Communications Technology
		LIBOR Plus 10.00%, Current Coupon 12.00%, Secured Debt (Maturity—November 3, 2015)(9)	3,600	3,541	3,546
Metropolitan Health Networks, Inc.(10)(12)	Healthcare Network Provider
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—October 4, 2016)(9)	2,000	1,971	1,940
		LIBOR Plus 11.75%, Current Coupon 13.50%, Secured Debt (Maturity—October 4, 2017)(9)	3,250	3,187	3,185

				5,158	5,125
Milk Specialties Company(10)	Processor of Nutrition Products
		LIBOR Plus 7.00%, Current Coupon 8.50%, Secured Debt (Maturity—December 27, 2017)(9)	4,000	3,880	3,900
		LIBOR Plus 13.00%, Current Coupon 14.50%, Secured Debt (Maturity—December 27, 2018)(9)	1,000	960	965

				4,840	4,865
Miramax Film NY, LLC (10)	Motion Picture Producer & Distributor
		Class B Units (Fully diluted 0.2%)		500	500
Mood Media Corporation(10)(12)	Music Programming and Broadcasting
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—May 6, 2018)(9)	2,985	2,956	2,779
MultiPlan, Inc.(10)	Managed Healthcare Provider
		LIBOR Plus 3.25%, Current Coupon 4.75%, Secured Debt (Maturity—August 26, 2017)(9)	2,956	2,956	2,821
National Healing Corporation(10)	Wound Care Management
		LIBOR Plus 6.75%, Current Coupon 8.25%, Secured Debt (Maturity—November 30, 2017)(9)	2,750	2,614	2,653
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—November 30, 2018)(9)	1,500	1,411	1,433
		Common Equity (Fully diluted 0.02%)		50	50

				4,075	4,136
Northland Cable Television, Inc.(10)	Television Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,950	4,823	4,802
Ocwen Financial Corporation(10)(12)	Residential & Commercial Loan Services
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—September 1, 2016)(9)	4,750	4,660	4,685
Pacific Architects & Engineers Incorporated(10)	Provider of Contract Support Services
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—April 4, 2017)(9)	3,995	3,917	3,875
Phillips Plastic Corporation(10)	Custom Molder of Plastics & Metals
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 12, 2017)(9)	1,750	1,733	1,737
Physician Oncology Services, L.P.(10)	Provider of Radiation Therapy & Oncology Services
		LIBOR Plus 4.75%, Current Coupon 6.25%, Secured Debt (Maturity—January 31, 2017)(9)	942	934	904
Pierre Foods, Inc.(10)	Foodservice Supplier
		LIBOR Plus 5.25%, Current Coupon 7.00%, Secured Debt (Maturity—September 30, 2016)(9)	4,950	4,868	4,945
		LIBOR Plus 9.50%, Current Coupon 11.25%, Secured Debt (Maturity—September 29, 2017)(9)	2,000	1,939	1,995

				6,807	6,940
Preferred Proppants, LLC(10)	Producer of Sand Based Proppants
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—December 15, 2016)(9)	5,000	4,877	4,889

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Race Point Power, LLC(10)	Electric Utilities / Power Generation
		LIBOR Plus 6.00%, Current Coupon 7.75%, Secured Debt (Maturity—January 11, 2018)(9)	4,658	4,576	4,617
Radio One, Inc.(10)	Radio Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 31, 2016)(9)	2,978	2,925	2,775
Shearer's Foods, Inc.(10)	Manufacturer of Food/ Snacks
		12.00% Current /3.75% PIK Secured Debt (Maturity—March 31, 2016)	4,262	4,179	4,092
SonicWALL, Inc.(10)	IT Security Provider
		LIBOR Plus 6.25%, Current Coupon 8.25%, Secured Debt (Maturity—January 23, 2016)(9)	1,072	1,073	1,074
Sourcehov LLC(10)	Business Process Services
		LIBOR Plus 5.38%, Current Coupon 6.63%, Secured Debt (Maturity—April 28, 2017)(9)	2,993	2,896	2,526
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—April 30, 2018)(9)	3,000	2,872	2,505

				5,768	5,031
Speedy Cash Intermediate Holdings Corp.(10)	Consumer Finance
		10.75% Bond (Maturity—May 15, 2018)	2,000	2,000	2,010
Surgery Center Holdings, Inc.(10)	Ambulatory Surgical Centers
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 6, 2017)(9)	4,963	4,940	4,628
The Tennis Channel, Inc.	Television-Based Sports Broadcasting
		LIBOR Plus 6% / 4% PIK, Current Coupon with PIK 14%, Secured Debt (Maturity—January 1, 2013)(9)	10,610	11,450	11,450
		Warrants (Fully diluted 0.1%)		235	235

				11,685	11,685
Totes Isotoner Corporation(10)	Weather Accessory Retail
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—July 7, 2017)(9)	4,976	4,883	4,839
Ulterra Drilling Technologies, L.P.(10)	Manufacturer of Oil & Gas Drilling Products
		LIBOR Plus 7.50%, Current Coupon 9.50%, Secured Debt (Maturity—June 9, 2016)(9)	6,572	6,452	6,441
		LIBOR Plus 7.50%, Current Coupon 9.50%, Secured Debt (Maturity—June 9, 2016)(9)	1,848	1,803	1,754

				8,255	8,195
UniTek Global Services, Inc.(10)	Provider of Outsourced Infrastructure Services
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—April 15, 2018)(9)	6,434	6,256	6,304
VFH Parent LLC (10)	Electronic Trading & Market Making
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—July 8, 2016)(9)	4,180	4,103	4,195
Visant Corporation (10)	School Affinity Stores
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 22, 2016)(9)	3,998	3,998	3,760
Vision Solutions, Inc. (10)	Provider of Information Availability Software
		LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—July 23, 2016)(9)	2,838	2,586	2,585
		LIBOR Plus 8.00%, Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,955	4,850

				7,541	7,435
Walter Investment Management Corp.(10)(12)	Real Estate Services
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—June 30, 2016)(9)	2,888	2,833	2,886
		LIBOR Plus 11.00%, Current Coupon 12.50%, Secured Debt (Maturity—December 30, 2016)(9)	3,000	2,944	3,036

				5,777	5,922

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Willis Group, LLC	Staffing & Recruitment Services
		12% Current / 3% PIK Secured Debt (Maturity—December 19, 2014)	9,000	8,824	8,824
Wyle Services Corporation(10)	Specialized Engineering & Technical Services
		LIBOR Plus 4.25%, Current Coupon 5.75%, Secured Debt (Maturity—March 26, 2017)(9)	3,735	3,715	3,657
Yankee Cable Acquisition, LLC(10)	Broadband Service Provider
		LIBOR Plus 4.50%, Current Coupon 6.50%, Secured Debt (Maturity—August 26, 2016)(9)	3,950	3,902	3,900

Subtotal Non-Control/Non-Affiliate Investments (39.6% of total investments at fair value)				275,061	270,895

Main Street Capital Partners, LLC (Investment Manager) (0.3% of total investments at fair value)	Asset Management
		100% of Membership Interests		4,284	1,869

Total Portfolio Investments, December 31, 2011				596,289	658,093

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Marketable Securities and Idle Funds Investments
	Investments in Marketable Securities and Diversified, Registered Bond Funds
A. M. Castle & Co. Bond(12)
		12.75% Bond (Maturity—December 15, 2016)	3,000	2,896	3,015
Fairfield Redevelopment Bond(12)
		9.50% Bond (Maturity—March 1, 2021)	3,085	3,132	3,254
General Motors Company(12)
		Preferred stock (0.59% cumulative)(8)		255	175
Industry Bond(12)
		8.00% Bond (Maturity—January 1, 2020)	3,500	3,668	3,763
Pretium Packaging Bond
		11.50% Bond (Maturity—April 1, 2016)	4,500	4,515	4,410
San Diego Redevelopment Bond(12)
		7.38% Bond (Maturity—September 1, 2037)	275	275	284
Stanton Redevelopment Tax Bond(12)
		9.00% Bond (Maturity—December 1, 2021)	980	1,012	1,024
Stora Enso OYJ Bond(12)
		7.25% Bond (Maturity—April 15, 2036)	5,700	4,596	4,646
Toll Road Investors Partnership II, LP Bond(12)
		Zero Coupon Bond (Maturity—February 15, 2033)	7,500	1,620	1,940
United Refining Company Bond
		10.50% Bond (Maturity—February 28, 2017)	3,990	3,966	3,731

Subtotal Marketable Securities and Idle Funds Investments (3.8% of total investments at fair value)				25,935	26,242

Total Investments, December 31, 2011				$622,224	$684,335

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted.

(2)
Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Middle Market portfolio investment.

(11)
Other portfolio investment.

(12)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION

1.     Organization

        Main Street Capital Corporation ("MSCC") was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Investment Manager acts as MSMF's manager and investment adviser. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by MSCC, MSCC does not pay any external investment advisory fees but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        On January 7, 2010, MSCC consummated transactions (the "Exchange Offer") to exchange 1,239,695 shares of its common stock for approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is also managed by the Investment Manager. During the first quarter of 2012, MSCC exchanged 229,634 shares of its common stock to acquire all of the remaining minority ownership in the total dollar value of the MSC II limited partnership interests, including approximately 5% owned by affiliates of MSCC (the "Final MSC II Exchange"). After the completion of the Final MSC II Exchange, MSCC owns 100% of MSC II. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests and the Final MSC II Exchange, are collectively termed the "Exchange Offer Transactions." The Exchange Offer was accounted for under the acquisition method of accounting in accordance with ASC 805. Accordingly, the purchase price was preliminarily allocated to the acquired assets and liabilities based on their estimated fair values at the Exchange Offer acquisition date. The fair value of the MSC II net assets acquired exceeded the fair value of the stock consideration issued, resulting in a bargain purchase gain of $4.9 million that was recorded by Main Street in the period that the Exchange Offer was completed.

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Taxable Subsidiaries are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION (Continued)

2.     Basis of Presentation

        Main Street's financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For the years ended December 31, 2012, 2011 and 2010 and as of December 31, 2012 and 2011, Main Street's consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries. Portfolio investments, as used herein, refers to all of Main Street's investments in LMM portfolio companies, investments in Middle Market portfolio companies, Other Portfolio investments and investment in the Investment Manager but excludes all "Marketable securities and idle funds investments" (see Note C—Fair Value Hierarchy for Investments and Debentures—Portfolio Investment Composition for additional discussion of Main Street's portfolio investment composition and definitions for the terms LMM, Middle Market and Other Portfolio). The Investment Manager is accounted for as a portfolio investment (see Note D) and is not consolidated with MSCC and its consolidated subsidiaries. "Marketable securities and idle funds investments" are classified as financial instruments and are reported separately on Main Street's Consolidated Balance Sheets and Consolidated Schedule of Investments due to the nature of such investments (see Note B.13.). Our results of operations for the years ended December 31, 2012, 2011 and 2010, cash flows for the years ended December 31, 2012, 2011 and 2010 and financial position as of December 31, 2012 and 2011, are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform with the current financial statement presentation, including certain investments previously classified as Marketable securities and idle funds investments that are now considered a part of the Middle Market portfolio and are now classified as "Non-Control/Non-Affiliate investments", as defined below.

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the "AICPA Guide"), Main Street is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if Main Street owns a controlled operating company that provides all or substantially all of its services directly to Main Street or to an investment company of Main Street. None of the investments made by Main Street qualify for this exception. Therefore, Main Street's portfolio investments are carried on the balance sheet at fair value, as discussed further in Note B, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on the Statement of Operations until the investment is realized, usually upon exit, resulting in any gain or loss being recognized as a "Net Realized Gain (Loss) from Investments."

  Portfolio Investment Classification

        Main Street classifies its portfolio investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, (a) "Control Investments" are defined as investments in which Main Street owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation, (b) "Affiliate Investments" are defined as investments in which Main Street owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation, and (c) "Non-Control/Non-Affiliate Investments" are defined as investments that are neither Control Investments nor Affiliate Investments. The line item on Main Street's Consolidated Balance Sheets entitled "Investment in affiliated Investment Manager" represents Main

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION (Continued)

Street's investment in a wholly owned investment manager subsidiary that is accounted for as a portfolio investment.

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.     Valuation of Portfolio Investments

        Main Street accounts for its LMM portfolio investments, Middle Market portfolio investments, Other Portfolio investments and investment in the Investment Manager at fair value. As a result, Main Street follows the provisions of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("Codification" or "ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires Main Street to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable, and willing and able to transact.

        Main Street's portfolio strategy calls for it to invest primarily in illiquid securities issued by private, LMM companies and debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. These portfolio investments may be subject to restrictions on resale. LMM investments and Other Portfolio investments generally have no established trading market while Middle Market securities generally have established markets that are not active. Main Street determines in good faith the fair value of its portfolio investments pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by its Board of Directors and in accordance with the 1940 Act. For LMM portfolio investments, Main Street reviews external events, including private mergers, sales and acquisitions involving comparable companies, and includes these events in the valuation process. For Middle Market portfolio investments, Main Street primarily uses observable inputs such as quoted prices in the valuation process. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, Main Street generally uses a combination of observable inputs through obtaining third party quotes or other independent pricing and an approach similar to the income approach using a yield-to-maturity model used to value its LMM portfolio debt investments. Main Street's valuation policy and process are intended to provide a consistent basis for determining the fair value of the portfolio.

        For valuation purposes, "control" LMM portfolio investments are composed of debt and equity securities in companies for which Main Street has a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for Main Street's control LMM portfolio investments. For control LMM portfolio investments, Main Street determines the fair value using a combination of market and income approaches. Under the market approach, Main Street will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, Main Street analyzes various factors including the portfolio company's historical and projected financial results. Main Street allocates the enterprise value to investments in order of the legal priority of the various components of the portfolio company's capital structure. Main Street will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate and which includes using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. The valuation approaches for Main Street's control LMM portfolio investments estimate the value of the investment if Main Street were to sell, or exit, the investment. In addition, these valuation approaches consider the value associated with Main Street's ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

        For valuation purposes, "non-control" LMM portfolio investments are composed of debt and equity securities in companies for which Main Street does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for non-control LMM portfolio investments. For non-control LMM portfolio investments, Main Street uses a combination of the market and income approaches to value its equity investments and the income approach to value its debt investments similar to the approaches used for our control LMM portfolio investments and which includes using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Main Street's estimate of the expected repayment date of a LMM debt security is generally the legal maturity date of the instrument, as Main Street generally intends to hold its loans to maturity. The yield-to-maturity analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. Main Street will use the value determined by the yield-to-maturity analysis as the fair value for that security; however, because of Main Street's general intent to hold its loans to maturity, the fair value will not exceed the face amount of the LMM debt security. A change in the assumptions that Main Street uses to estimate the fair value of its LMM debt securities using the yield-to-maturity analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a LMM debt security is in workout status, Main Street may consider other factors in determining the fair value of the LMM debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Pursuant to its internal valuation process and the requirements under the 1940 Act, Main Street performs valuation procedures on its investments in each LMM portfolio company once a quarter. In addition to its internal valuation process, in arriving at estimates of fair value for its investments in its LMM portfolio companies, Main Street, among other things, consults with a nationally recognized independent advisor. The nationally recognized independent advisor is generally consulted relative to Main Street's investments in each LMM portfolio company at least once in every calendar year, and for Main Street's investments in new LMM portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, Main Street may determine that it is not cost-effective, and as a result is not in its stockholders' best interest, to consult with the nationally recognized independent advisor on its investments in one or more LMM portfolio companies. Such

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

instances include, but are not limited to, situations where the fair value of Main Street's investment in a LMM portfolio company is determined to be insignificant relative to the total investment portfolio. Main Street consulted with its independent advisor in arriving at Main Street's determination of fair value on its investments in a total of 47 LMM portfolio companies for the year ended December 31, 2012, representing approximately 80% of the total LMM portfolio and investment in the affiliated Investment Manager at fair value as of December 31, 2012 and on a total of 42 portfolio companies, including 41 LMM portfolio companies and our affiliated Investment Manager, for the year ended December 31, 2011, representing approximately 81% of the total LMM portfolio and investment in the affiliated Investment Manager at fair value as of December 31, 2011.

        For valuation purposes, all of Main Street's Middle Market portfolio investments are non-control investments for which Main Street does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Main Street primarily uses observable inputs to determine the fair value of these investments through obtaining third party quotes or other independent pricing. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, Main Street generally uses a combination of observable inputs through obtaining third party quotes or other independent pricing and an approach similar to the income approach using a yield-to-maturity model used to value its LMM portfolio debt investments.

        For valuation purposes, all of Main Street's Other Portfolio investments are non-control investments for which Main Street generally does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Main Street's Other Portfolio investments comprised 2.6% and 2.1%, respectively, of Main Street's investment portfolio at fair value as of December 31, 2012 and 2011. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. For its Other Portfolio equity investments, Main Street determines the fair value based on the fair value of the portfolio company as determined by independent third parties and based on Main Street's proportional ownership in the portfolio company, as well as the financial position and assessed risk of each of these portfolio investments. For Other Portfolio debt investments with observable inputs, Main Street determines the fair value of these investments through obtaining third party quotes or other independent pricing. To the extent observable inputs are not available for its Other Portfolio debt investments, Main Street values these Other Portfolio debt investments through an approach similar to the income approach using a yield-to-maturity model used to value its non-control LMM portfolio debt investments.

        Due to the inherent uncertainty in the valuation process, Main Street's determination of fair value for its portfolio investments may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. Main Street determines the fair value of each individual investment and records changes in fair value as unrealized appreciation or depreciation.

        Main Street uses a standard internal portfolio investment rating system in connection with its investment oversight, portfolio management and analysis and investment valuation procedures for its LMM portfolio companies. This system takes into account both quantitative and qualitative factors of the LMM portfolio company and the investments held therein.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        The Board of Directors of Main Street has the final responsibility for reviewing and approving, in good faith, Main Street's determination of the fair value for its portfolio investments consistent with the 1940 Act requirements. Main Street believes its portfolio investments as of December 31, 2012 and 2011 approximate fair value as of those dates based on the market in which Main Street operates and other conditions in existence on those reporting dates.

2.     Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from these estimates under different conditions or assumptions. Additionally, as explained above, the financial statements include portfolio investments whose values have been estimated by Main Street with the oversight, review and approval by Main Street's Board of Directors in the absence of readily ascertainable market values. Because of the inherent uncertainty of the portfolio investment valuations, those estimated values may differ significantly from the values that would have been used had a readily available market for the investments existed, and it is reasonably possible that the differences could be material.

3.     Cash and Cash Equivalents

        Cash and cash equivalents consist of highly liquid investments with an original maturity of three months or less at the date of purchase. Cash and cash equivalents are carried at cost, which approximates fair value.

        At December 31, 2012, cash balances totaling $57.5 million exceeded FDIC insurance protection levels, subjecting the Company to risk related to the uninsured balance. All of the Company's cash deposits are held at large established high credit quality financial institutions and management believes that the risk of loss associated with any uninsured balances is remote.

4.     Marketable Securities and Idle Funds Investments

        Marketable securities and idle funds investments include investments in intermediate-term secured debt and independently rated debt investments. See the "Consolidated Schedule of Investments" for more information on Marketable securities and idle funds investments.

5.     Interest and Dividend Income

        Interest and dividend income is recorded on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with Main Street's valuation policy, accrued interest and dividend income is evaluated periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if Main Street otherwise does not expect the debtor to be able to service all of its debt or other obligations, Main Street will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

other obligations, or if a loan or debt security is fully impaired, sold or written off, it will be removed from non-accrual status.

        Main Street holds debt and preferred equity instruments in its investment portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of dividends in arrears may be deferred until such time as the preferred equity is redeemed. To maintain RIC tax treatment (as discussed below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the PIK interest and cumulative dividends in cash. For the years ended December 31, 2012, 2011 and 2010, (i) approximately 4.3%, 3.7% and 5.3%, respectively, of Main Street's total investment income was attributable to PIK interest income not paid currently in cash and (ii) approximately 0.3%, 2.5% and 2.5%, respectively, of Main Street's total investment income was attributable to cumulative dividend income not paid currently in cash.

        As of December 31, 2012, Main Street had no investments with positive fair value on non-accrual status and one fully impaired investment which comprised approximately 0.2% of the total portfolio investments at cost, in each case, excluding the investment in the affiliated Investment Manager. As of December 31, 2011, Main Street had one investment with positive fair value on non-accrual status, which comprised less than 0.1% of the total portfolio investments at fair value and, together with another fully impaired investment, comprised approximately 0.9% of the total portfolio investments at cost, in each case excluding the investment in the affiliated Investment Manager.

6.     Deferred Financing Costs

        Deferred financing costs include SBIC debenture commitment fees and SBIC debenture leverage fees on the SBIC debentures which are not accounted for under the fair value option under ASC 825. These deferred financing costs have been capitalized and are being amortized into interest expense over the term of the debenture agreement (10 years).

        Deferred financing costs also include costs related to our multi-year investment credit facility (the "Credit Facility", as discussed further in Note G). These costs have been capitalized and are amortized into interest expense over their respective terms.

7.     Fee Income—Structuring and Advisory Services

        Main Street may periodically provide services, including structuring and advisory services, to its portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are accreted into interest income over the life of the financing.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

8.     Unearned Income—Debt Origination Fees and Original Issue Discount and Discounts/Premiums to Par Value

        Main Street capitalizes debt origination fees received in connection with financings and reflects such fees as unearned income netted against the applicable debt investments. The unearned income from the fees is accreted into interest income based on the effective interest method over the life of the financing.

        In connection with its portfolio debt investments, Main Street sometimes receives nominal cost warrants ("nominal cost equity") that are valued as part of the negotiation process with the particular portfolio company. When Main Street receives nominal cost equity, Main Street allocates its cost basis in its investment between its debt security and its nominal cost equity at the time of origination. Any discount recorded on a debt investment resulting from this allocation is reflected as unearned income, which is netted against the applicable debt investment and accreted into interest income based on the effective interest method over the life of the debt. The actual collection of this interest is deferred until the time of debt principal repayment.

        Main Street may also purchase debt securities at a discount or at a premium to the par value of the debt security. In the case of a purchase at a discount, Main Street records the investment at the par value of the debt security net of the discount, and the discount is accreted into interest income based on the effective interest method over the life of the debt investment. In the case of a purchase at a premium, Main Street records the investment at the par value of the debt security plus the premium, and the premium is amortized as a reduction to interest income based on the effective interest method over the life of the debt. To maintain RIC tax treatment (as discussed below in Note B.10.), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the interest income. For the years ended December 31, 2012, 2011 and 2010, approximately 3.7%, 3.5% and 4.4%, respectively, of Main Street's total investment income was attributable to interest income for the accretion of discounts associated with debt investments, net of any premium reduction.

9.     Share-Based Compensation

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measures the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes that fair value to share-based compensation expense over the requisite service period or vesting term.

10.   Income Taxes

        MSCC has elected and intends to continue to qualify for the tax treatment applicable to a RIC under the Code, and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, MSCC is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, each year. Depending on the level of taxable income earned in a tax year, MSCC may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the prior year. The Taxable Subsidiaries hold certain portfolio investments of Main Street. The Taxable Subsidiaries are consolidated for U.S. GAAP reporting purposes, and the portfolio investments held by them are included in the consolidated financial statements. The Taxable Subsidiaries permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to comply with the "source income" requirements contained in the RIC tax provisions. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense, or benefit, as a result of their ownership of certain portfolio investments. This income tax expense, or benefit, is reflected in the consolidated statement of operations.

        The Taxable Subsidiaries use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

11.   Net Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

        Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation from investments reflects the net change in the fair value of the investment portfolio and financial instruments and the reclassification of any prior period unrealized appreciation or depreciation on exited investments to realized gains or losses.

12.   Concentration of Credit Risks

        Main Street places its cash in financial institutions, and, at times, such balances may be in excess of the federally insured limit.

13.   Fair Value of Financial Instruments

        Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Main Street believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate the fair values of such items due to the short term nature of these instruments. Marketable securities and idle funds investments may include investments in certificates of deposit, U.S. government agency securities, independently rated debt investments, and diversified bond funds and the

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

fair value determination for these investments under the provisions of ASC 820 generally consists of Level 2 observable inputs, similar in nature to those described above in "Valuation of Portfolio Investments".

        As part of the Exchange Offer, Main Street elected the fair value option under ASC 825, Financial Instruments ("ASC 825") relating to accounting for debt obligations at their fair value, for the MSC II SBIC debentures acquired (the "Acquired Debentures") as part of the acquisition accounting related to the Exchange Offer and valued those obligations as discussed further in Note C. In order to provide for a more consistent basis of presentation, Main Street has continued to elect the fair value option for SBIC debentures issued by MSC II subsequent to the Exchange Offer. Once the fair value option is elected for a given SBIC debenture, the deferred loan costs associated with the debenture are fully expensed in the current period to "Net Change in Unrealized Appreciation (Depreciation)—SBIC debentures" as part of the fair value adjustment. Interest incurred in connection with SBIC debentures which are valued at fair value is included in interest expense.

14.   Earnings per Share

        Basic and diluted per share calculations are computed utilizing the weighted average number of shares of common stock outstanding for the period. Main Street adopted the amended guidance in ASC 260, Earnings Per Share, and based on the guidance, determined that unvested shares of restricted stock are participating securities and should therefore be included in the basic earnings per share calculation. As a result, for all periods presented, there is no difference between diluted earnings per share and basic earnings per share amounts.

        As a result of the Exchange Offer, which left a minority portion of MSC II's equity interests owned by certain non-Main Street entities, the net earnings of MSC II attributable to the remaining noncontrolling interest in MSC II are excluded from all per share amounts presented, and the per share amounts only reflect the net earnings attributable to Main Street's ownership interest in MSC II. During the first quarter of 2012, MSCC completed the Final MSC II Exchange to acquire all of the minority portion of MSC II's equity interests not already owned by MSCC. The following table provides a reconciliation of Net Investment Income and Net Realized Income attributable to common

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

stock by excluding amounts related to the noncontrolling interest in MSC II that remained owned by non-Main Street entities for the years ended December 31, 2012, 2011 and 2010.

	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Net Investment Income	$59,325	$39,277	$19,261
Noncontrolling interest share of Net Investment Income	(62)	(766)	(292)

Net Investment Income attributable to common stock	59,263	38,511	18,969
Total net realized gain from investments	16,479	2,639	(2,880)
Noncontrolling interest share of net realized (gain) from investments	(3)	(91)	41

Net Realized Income attributable to common stock	$75,739	$41,059	$16,130

Net Investment Income per share—
Basic and diluted	$2.01	$1.69	$1.16

Net Realized Income per share—
Basic and diluted	$2.56	$1.80	$0.99

Weighted average shares outstanding—
Basic and diluted	29,540,114	22,850,299	16,292,846

15.   Recently Issued Accounting Standards

        In May 2011, the FASB issued Accounting Standards Update ("ASU") 2011-04, Fair Value Measurements (Topic 820), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 results in common fair value measurement and disclosure requirements in U.S. GAAP and IFRSs. ASU 2011-04 is effective for interim and annual reporting periods beginning after December 15, 2011. The adoption of ASU 2011-04 did not have a significant impact on Main Street's financial condition and results of operations.

        In February 2011, the FASB issued ASU 2011-02, Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring ("ASU 2011-02"). ASU 2011-02 clarifies which loan modifications constitute troubled debt restructurings. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. ASU 2011-02 provides guidance to clarify whether the creditor has granted a concession and whether a debtor is experiencing financial difficulties. The new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption. The adoption of ASU 2011-02 did not have a significant impact on Main Street's financial condition and results of operations.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION

        ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. Main Street accounts for its investments at fair value.

Fair Value Hierarchy

        In accordance with ASC 820, Main Street has categorized its investments based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical investments (Level 1) and the lowest priority to unobservable inputs (Level 3).

        Investments recorded on Main Street's balance sheet are categorized based on the inputs to the valuation techniques as follows:

          Level 1—Investments whose values are based on unadjusted quoted prices for identical assets in an active market that Main Street has the ability to access (examples include investments in active exchange-traded equity securities and investments in most U.S. government and agency securities).

          Level 2—Investments whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the investment. Level 2 inputs include the following:

    •
    Quoted prices for similar assets in active markets (for example, investments in restricted stock);

    •
    Quoted prices for identical or similar assets in non-active markets (for example, investments in thinly traded public companies);

    •
    Pricing models whose inputs are observable for substantially the full term of the investment (for example, market interest rate indices); and

    •
    Pricing models whose inputs are derived principally from, or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.

          Level 3—Investments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (for example, investments in illiquid securities issued by private companies). These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the investment.

        As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, unrealized appreciation and depreciation related to such investments categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). Main Street conducts reviews of fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain investments.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

        As of December 31, 2012 and 2011, Main Street's LMM portfolio investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of Main Street's LMM portfolio investments were categorized as Level 3 as of December 31, 2012, and all but one LMM portfolio investment was categorized as Level 3 as of December 31, 2011.

        As of December 31, 2012 and 2011, Main Street's Middle Market portfolio investments and Marketable securities and idle funds investments consisted primarily of investments in secured and unsecured debt investments and independently rated debt investments. The fair value determination for these investments consisted a combination of observable inputs and unobservable inputs in non-active markets. As a result, a significant portion of Main Street's Middle Market portfolio investments and all of Main Street's Marketable securities and idle funds investments were categorized as Level 2 as of December 31, 2012 and 2011. For those Middle Market portfolio investments for which sufficient observable inputs were not available to determine fair value, Main Street categorized such investments as Level 3 as of December 31, 2012 and 2011.

        As of December 31, 2012 and 2011, Main Street's Other Portfolio debt investments consisted of investments in secured debt investments. The fair value determination for certain Other Portfolio debt investments consisted of observable inputs in non-active markets and, as such, were categorized as Level 2 as of December 31, 2012 and 2011. To the extent that there were Other Portfolio debt investments for which sufficient observable inputs were not available to determine fair value, Main Street categorized such investments as Level 3 as of December 31, 2012 and 2011.

        As of December 31, 2012 and 2011, Main Street's Other Portfolio equity investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of Main Street's Other Portfolio equity investments were categorized as Level 3 as of December 31, 2012 and 2011.

        The fair value determination of each portfolio investment categorized as Level 3 required one or more of the following unobservable inputs:

    •
    Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

    •
    Current and projected financial condition of the portfolio company;

    •
    Current and projected ability of the portfolio company to service its debt obligations;

    •
    Type and amount of collateral, if any, underlying the investment;

    •
    Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio, and net debt/EBITDA ratio) applicable to the investment;

    •
    Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

    •
    Pending debt or capital restructuring of the portfolio company;

    •
    Projected operating results of the portfolio company;

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

    •
    Current information regarding any offers to purchase the investment;

    •
    Current ability of the portfolio company to raise any additional financing as needed;

    •
    Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

    •
    Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

    •
    Qualitative assessment of key management;

    •
    Contractual rights, obligations or restrictions associated with the investment; and

    •
    Other factors deemed relevant.

        The significant unobservable inputs used in the fair value measurement of Main Street's LMM equity securities are (i) EBITDA multiples and (ii) the weighted average cost of capital ("WACC"). Significant increases (decreases) in EBITDA multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. On the contrary, significant increases (decreases) in WACC inputs in isolation would result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of Main Street's LMM debt securities and Other Portfolio debt securities are (i) risk adjusted discount factors used in the yield-to-maturity valuation technique (described in Note B.1.—Valuation of Portfolio Investments) and (ii) adjustment factors to estimate the percentage of expected principal recovery. Significant increases (decreases) in any of these yield valuation inputs in isolation would result in a significantly lower (higher) fair value measurement. However, due to the nature of certain investments, fair value measurements may be based on other criteria, such as third-party appraisals of collateral, and not presented in the table below.

        The following table is not intended to be all-inclusive, but, rather, provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 portfolio investments as of December 31, 2012 and 2011.

Type of Investment	Fair Value as of December 31, 2012 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range(3)	Weighted Average(3)
Equity investments	$220,359	Discounted cash flow	Weighted average cost of capital	11.0% - 19.0%	14.9%
		Market comparable / Enterprise Value	EBITDA multiple(1)	4.0x - 7.0x(2)	5.7	x
Debt investments	$477,272	Discounted cash flow	Risk adjusted discount factor	9.2% - 16.0%(2)	13.3%
			Adjustment factors	0.0% - 100.0%	99.5%

Total Level 3 investments	$697,631

(1)
EBITDA may include proforma adjustments and/or other addbacks based on specific circumstances related to each investment.

(2)
Range excludes outliers that are greater than one standard deviation from the mean.

(3)
Does not include investments for which the valuation technique does not include the use of the applicable fair value input.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

Type of Investment	Fair Value as of December 31, 2011 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range(3)	Weighted Average(3)
Equity investments	$159,058	Discounted cash flow	Weighted average cost of capital	12.0% - 21.0%	15.5%
		Market comparable / Enterprise Value	EBITDA multiple(1)	4.5x - 7.0x(2)	6.3	x
Debt investments	$260,190	Discounted cash flow	Risk adjusted discount factor	4.7% - 21.2%(2)	14.2%

			Adjustment factors	0.0% - 100.0%	98.1%
Total Level 3 investments	$419,248

(1)
EBITDA may include proforma adjustments and/or other addbacks based on specific circumstances related to each investment.

(2)
Range excludes outliers that are greater than one standard deviation from the mean.

(3)
Does not include investments for which the valuation technique does not include the use of the applicable fair value input.

        The following table provides a summary of changes in fair value of Main Street's Level 3 portfolio investments for the years ended December 31, 2012 and 2011 (amounts in thousands):

Type of Investment	Fair Value as of December 31, 2011	Transfers Into Level 3 Hierarchy	Redemptions/ Repayments/ Exits(1)	New Investments(1)	Net Changes from Unrealized to Realized	Net Unrealized Appreciation (Depreciation)	Other	Fair Value as of December 31, 2012
Debt	$260,190	33,067	$(114,528)	$287,166	$1,104	$3,845	$6,428	$477,272
Equity	113,920	1,259	(16,571)	47,333	(11,187)	44,105	12,905	191,764
Equity warrants	43,269	235	(3,924)	1,880	(6,836)	6,871	(12,900)	28,595
Investment Manager(2)	1,869	—	(1,616)	—	—	(253)	—	—

	$419,248	34,561	$(136,639)	$336,379	$(16,919)	$54,568	$6,433	$697,631

Type of Investment	Fair Value as of December 31, 2010	Transfers Into Level 3 Hierarchy	Redemptions/ Repayments/ Exits(1)	New Investments(1)	Changes from Unrealized to Realized	Unrealized Appreciation (Depreciation)	Fair Value as of December 31, 2011
Debt	$183,894	3,316	$(39,568)	$111,578	$—	$970	$260,190
Equity	61,202	—	(500)	26,252	(397)	27,363	113,920
Equity warrants	25,081	—	(610)	6,686	(430)	12,542	43,269
Investment Manager(2)	2,051	—	—	—	—	(182)	1,869

	$272,228	3,316	$(40,678)	$144,516	$(827)	$40,693	$419,248

(1)
Includes the impact of non-cash conversions.

(2)
Reflects the adjustment to the investment in the Investment Manager in connection with the acquisition of the remaining externally owned MSC II equity interests.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

        As of December 31, 2012 and 2011, the fair value determination for the SBIC debentures recorded at fair value primarily consisted of unobservable inputs. As a result, the SBIC debentures which are recorded at fair value were categorized as Level 3. Main Street determines the fair value of these instruments primarily using a yield-to-maturity approach that analyzes the discounted cash flows of interest and principal for each SBIC debenture recorded at fair value based on estimated market interest rates for debt instruments of similar structure, terms and maturity. Main Street's estimate of the expected repayment date of principal for each SBIC debenture recorded at fair value is the legal maturity date of the instrument, as Main Street generally does not intend to repay these SBIC debentures prior to maturity.

        The significant unobservable inputs used in the fair value measurement of Main Street's SBIC debentures recorded at fair value are the estimated market interest rates used to fair value each debenture using the yield valuation technique described above. Significant increases (decreases) in the yield-to-maturity valuation inputs in isolation would result in a significantly lower (higher) fair value measurement.

        The following table is not intended to be all-inclusive but, rather, provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 SBIC debentures as of December 31, 2012 and 2011(amounts in thousands).

Type of Instrument	Fair Value as of December 31, 2012 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
SBIC Debentures	$86,467	Discounted cash flow	Estimated market interest rates	7.1% - 9.0%	8.0%

Type of Instrument	Fair Value as of December 31, 2011 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
SBIC Debentures	$76,887	Discounted cash flow	Estimated market interest rates	8.8% - 10.0%	9.3%

        The following table provides a summary of changes for the Level 3 SBIC debentures recorded at fair value for the years ended December 31, 2012 and 2011 (amounts in thousands).

Type of Instrument	Fair Value as of December 31, 2011	Repayments	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	Fair Value as of December 31, 2012
SBIC Debentures at fair value	$76,887	$—	$5,000	$4,580	$86,467

Type of Instrument	Fair Value as of December 31, 2010	Repayments	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	Fair Value as of December 31, 2011
SBIC Debentures at fair value	$70,558	$—	$—	$6,329	$76,887

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

        At December 31, 2012 and 2011, Main Street's investments and SBIC debentures at fair value were categorized as follows in the fair value hierarchy for ASC 820 purposes:

		Fair Value Measurements
		(in thousands)
At December 31, 2012	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$510,310	$—	$—	$510,310
Middle Market portfolio investments	390,019	—	224,830	165,189
Other Portfolio investments	24,102		1,970	22,132
Investment in affiliated Investment Manager	—	—	—	—

Total portfolio investments	924,431	—	226,800	697,631
Marketable securities and idle funds investments	28,535	—	28,535	—

Total investments	$952,966	$—	$255,335	$697,631

SBIC Debentures at fair value	$86,467	$—	$—	$86,467

		Fair Value Measurements
		(in thousands)
At December 31, 2011	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$415,664	$—	$11,685	$403,979
Middle Market portfolio investments	226,451	—	226,451	—
Other Portfolio investments	14,109		709	13,400
Investment in affiliated Investment Manager	1,869	—	—	1,869

Total portfolio investments	658,093	—	238,845	419,248
Marketable securities and idle funds investments	26,242	—	26,242	—

Total investments	$684,335	$—	$265,087	$419,248

SBIC Debentures at fair value	$76,887	$—	$—	$76,887

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

Portfolio Investment Composition

        Main Street's lower middle market ("LMM") portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Main Street's LMM portfolio companies generally have annual revenues between $10 million and $150 million, and its LMM investments generally range in size from $5 million to $25 million. The LMM debt investments are typically secured by either a first or second lien on the assets of the portfolio company, primarily bear interest at fixed rates, and generally mature between five and seven years from the original investment date. In most LMM portfolio companies, Main Street usually receives nominally priced equity warrants and/or makes direct equity investments in connection with a debt investment.

        Main Street's middle market ("Middle Market") portfolio investments primarily consist of direct or secondary investments in interest-bearing debt securities in companies based in the United States that are generally larger in size than the LMM companies included in Main Street's LMM portfolio. Main Street's Middle Market portfolio companies generally have annual revenues between $150 million and $1.5 billion and its Middle Market investments generally range in size from $3 million to $15 million. Main Street's Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and typically have a term of between three and five years.

        Main Street's other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for LMM and Middle Market portfolio investments, including investments which may be managed by third parties. In the Other Portfolio, Main Street may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Investment income, consisting of interest, dividends and fees, can fluctuate dramatically due to various factors, including the level of new investment activity, repayments of debt investments or sales of equity interests. Investment income in any given year could be highly concentrated among several portfolio companies. For years ended December 31, 2012, 2011 and 2010, Main Street did not record (i) investment income from any LMM portfolio company in excess of 10% of total LMM investment income, (ii) investment income from any Middle Market portfolio company in excess of 10% of total Middle Market investment income or (iii) investment income from any single portfolio company in excess of 10% of total investment income.

        As of December 31, 2012, Main Street had debt and equity investments in 59 LMM portfolio companies with an aggregate fair value of approximately $510.3 million, with a total cost basis of approximately $408.0 million, and a weighted average annual effective yield on its LMM debt investments of approximately 14.2%. As of December 31, 2012, approximately 76% of Main Street's total LMM portfolio investments at cost were in the form of debt investments and approximately 94% of such debt investments at cost were secured by first priority liens on the assets of Main Street's LMM portfolio companies. At December 31, 2012, Main Street had equity ownership in approximately 90% of its LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 32%. As of December 31, 2011, we had debt and equity investments in 54 LMM portfolio companies with an aggregate fair value of approximately $415.7 million, a total cost basis of approximately $349.0 million and a weighted average annual effective yield on our LMM debt investments of approximately 14.8%. As of December 31,

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

2011, approximately 74% of Main Street's total LMM portfolio investments at cost were in the form of debt investments and approximately 93% of such debt investments at cost were secured by first priority liens on the assets of Main Street's LMM portfolio companies. At December 31, 2011, Main Street had equity ownership in approximately 94% of its LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 34%. The weighted average annual yields were computed using the effective interest rates for all debt investments at December 31, 2012 and 2011, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

        As of December 31, 2012, Main Street had Middle Market portfolio investments in 85 companies collectively totaling approximately $390.0 million in fair value with a total cost basis of approximately $385.5 million. The weighted average revenue for the 85 Middle Market portfolio company investments was approximately $513.5 million as of December 31, 2012. As of December 31, 2012, almost all of Main Street's Middle Market portfolio investments were in the form of debt investments and approximately 92% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on Main Street's Middle Market portfolio debt investments was approximately 8.8% as of December 31, 2012. As of December 31, 2011, Main Street had Middle Market portfolio investments in 57 companies collectively totaling approximately $226.5 million in fair value with a total cost basis of approximately $228.9 million. The weighted average revenue for the 57 Middle Market portfolio company investments was approximately $472.6 million as of December 31, 2011. As of December 31, 2011, almost all of our Middle Market portfolio investments were in the form of debt investments and approximately 82% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on Main Street's Middle Market portfolio debt investments was approximately 9.5% as of December 31, 2011. The weighted average annual yields were computed using the effective interest rates for all debt investments at December 31, 2012 and 2011, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.

        As of December 31, 2012, Main Street had Other Portfolio investments in 3 companies collectively totaling approximately $24.1 million in fair value and approximately $23.6 million in cost basis and which comprised 2.6% of Main Street's investment portfolio at fair value as of December 31, 2012. As of December 31, 2011, Main Street had Other Portfolio investments in 3 companies collectively totaling approximately $14.1 million in both fair value and cost basis and which comprised 2.1% of Main Street's investment portfolio at fair value as of December 31, 2011.

        For the year ended December 31, 2012, there was one portfolio company investment transfer from the Middle Market portfolio investment category to the Other Portfolio investment category totaling $2.0 million at fair value and $1.7 million at cost as of December 31, 2012.

        The following table summarizes the composition of Main Street's LMM investment portfolio, Middle Market investment portfolio and total combined LMM and Middle Market investment portfolio at cost and fair value by type of investment as a percentage of the total LMM investment portfolio, the total Middle Market investment portfolio and the total combined LMM and Middle Market investment portfolio,

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

respectively, as of December 31, 2012 and 2011 (this information excludes the Other Portfolio investments and the Investment Manager).

	December 31, 2012			December 31, 2011
Cost:	LMM	Middle Market	Total	LMM	Middle Market	Total
First lien debt	71.5%	91.4%	81.1%	69.5%	81.8%	74.4%
Equity	20.0%	0.2%	10.4%	20.5%	0.2%	12.5%
Second lien debt	4.9%	7.2%	6.0%	5.0%	18.0%	10.1%
Equity warrants	3.6%	0.0%	1.9%	5.0%	0.0%	3.0%
Other	0.0%	1.2%	0.6%	0.0%	0.0%	0.0%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	December 31, 2012			December 31, 2011
Fair Value:	LMM	Middle Market	Total	LMM	Middle Market	Total
First lien debt	57.4%	91.3%	72.1%	57.7%	81.7%	66.2%
Equity	32.8%	0.2%	18.7%	29.0%	0.3%	18.8%
Second lien debt	3.9%	7.3%	5.4%	4.4%	18.0%	9.2%
Equity warrants	5.9%	0.0%	3.3%	8.9%	0.0%	5.8%
Other	0.0%	1.2%	0.5%	0.0%	0.0%	0.0%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

        The following table shows Main Street's LMM investment portfolio, Middle Market investment portfolio, and total combined LMM and Middle Market investment portfolio composition by geographic region of the United States and other countries at cost and fair value as a percentage of the total LMM investment portfolio, the total Middle Market investment portfolio, and the total combined LMM and Middle Market investment portfolio, respectively, as of December 31, 2012 and 2011 (this information excludes the Other Portfolio investments and the Investment Manager). The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	December 31, 2012			December 31, 2011
Cost:	LMM	Middle Market	Total	LMM	Middle Market	Total
Southwest	43.5%	11.1%	27.8%	47.8%	16.4%	35.4%
West	30.0%	21.1%	25.6%	31.9%	13.7%	24.7%
Midwest	13.2%	22.2%	17.6%	9.0%	21.6%	14.0%
Northeast	5.6%	29.5%	17.2%	3.9%	32.6%	15.2%
Southeast	7.7%	12.5%	10.1%	7.4%	15.7%	10.7%
Non-United States	0.0%	3.6%	1.7%	0.0%	0.0%	0.0%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

	December 31, 2012			December 31, 2011
Fair Value:	LMM	Middle Market	Total	LMM	Middle Market	Total
Southwest	46.6%	11.3%	31.3%	52.1%	16.2%	39.3%
West	28.5%	21.0%	25.3%	28.9%	13.8%	23.6%
Midwest	13.0%	22.2%	17.0%	8.7%	21.9%	13.4%
Northeast	5.3%	29.6%	15.8%	3.9%	32.4%	14.0%
Southeast	6.6%	12.4%	9.1%	6.4%	15.7%	9.7%
Non-United States	0.0%	3.5%	1.5%	0.0%	0.0%	0.0%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

        Main Street's LMM and Middle Market portfolio investments are in companies conducting business in a variety of industries. The following tables show the composition of Main Street's LMM portfolio investments, Middle Market portfolio investments and total combined LMM and Middle

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

Market portfolio investments by industry at cost and fair value as of December 31, 2012 and 2011 (this information excludes the Other Portfolio investments and the Investment Manager).

	December 31, 2012			December 31, 2011
Cost:	LMM	Middle Market	Total	LMM	Middle Market	Total
Energy Equipment & Services	14.0%	2.4%	8.4%	9.2%	7.5%	8.5%
Software	6.3%	10.5%	8.3%	2.8%	8.4%	5.0%
Media	7.8%	6.5%	7.2%	8.7%	6.6%	7.9%
Machinery	9.5%	3.7%	6.7%	9.9%	2.1%	6.9%
Commercial Services & Supplies	12.5%	0.0%	6.4%	15.4%	0.9%	9.7%
Specialty Retail	7.6%	4.6%	6.1%	5.3%	5.6%	5.4%
Health Care Providers & Services	3.8%	6.8%	5.3%	6.5%	9.1%	7.5%
Construction & Engineering	7.9%	2.4%	4.7%	5.3%	0.0%	5.0%
Hotels, Restaurants & Leisure	4.1%	2.9%	3.5%	2.1%	7.2%	4.1%
Diversified Consumer Services	4.5%	1.9%	3.2%	2.7%	0.0%	1.6%
IT Services	0.0%	5.7%	2.8%	0.0%	4.1%	1.6%
Electronic Equipment, Instruments & Components	3.4%	1.7%	2.6%	4.6%	0.0%	2.8%
Metals & Mining	0.0%	4.5%	2.2%	0.0%	0.0%	0.0%
Professional Services	0.0%	4.6%	2.2%	3.5%	0.0%	2.1%
Food Products	0.0%	4.0%	2.0%	0.0%	3.9%	1.6%
Chemicals	0.0%	4.1%	2.0%	0.0%	3.8%	1.5%
Building Products	2.3%	1.6%	2.0%	2.6%	0.0%	1.6%
Insurance	2.8%	1.3%	2.0%	3.1%	2.6%	2.9%
Aerospace & Defense	0.0%	3.8%	1.9%	0.0%	0.0%	0.0%
Construction Materials	1.1%	1.4%	1.7%	1.1%	4.4%	0.7%
Oil, Gas & Consumable Fuels	0.0%	3.2%	1.6%	0.0%	0.0%	0.0%
Containers & Packaging	0.0%	3.1%	1.5%	0.0%	1.3%	0.5%
Health Care Equipment & Supplies	1.6%	1.3%	1.5%	2.2%	1.2%	1.8%
Consumer Finance	2.4%	0.0%	1.2%	3.0%	0.9%	2.1%
Communications Equipment	0.0%	2.5%	1.2%	0.0%	0.5%	0.2%
Paper & Forest Products	2.0%	0.0%	1.0%	2.2%	0.0%	1.3%
Transportation Infrastructure	1.7%	0.0%	0.9%	2.0%	0.0%	1.2%
Pharmaceuticals	0.0%	1.6%	0.8%	0.0%	2.6%	1.0%
Internet & Catalog Retail	0.0%	1.4%	0.7%	0.0%	2.2%	0.9%
Biotechnology	0.0%	1.2%	0.6%	0.0%	2.2%	0.8%
Food & Staples Retailing	0.0%	1.0%	0.5%	0.0%	6.2%	2.5%
Auto Components	0.0%	1.0%	0.5%	0.0%	2.9%	1.2%
Real Estate Management & Development	0.0%	0.6%	0.3%	0.0%	2.5%	1.0%
Internet Software & Services	0.3%	0.0%	0.2%	3.0%	0.0%	1.8%
Thrifts & Mortgage Finance	0.0%	0.3%	0.1%	0.0%	2.0%	0.8%
Electric Utilities	0.0%	0.0%	0.0%	0.0%	2.0%	0.8%
Other(1)	4.4%	8.4%	6.2%	4.8%	7.3%	5.7%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 2.0% of the total LMM portfolio, total Middle Market portfolio and combined total LMM and Middle Market portfolio at each date.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

	December 31, 2012			December 31, 2011
Fair Value:	LMM	Middle Market	Total	LMM	Middle Market	Total
Energy Equipment & Services	16.2%	2.3%	10.2%	11.2%	7.5%	9.8%
Machinery	11.8%	3.7%	8.3%	10.7%	2.2%	7.7%
Software	5.9%	10.4%	7.9%	2.8%	8.4%	4.8%
Media	6.9%	6.6%	6.7%	7.4%	6.5%	7.1%
Commercial Services & Supplies	10.7%	0.0%	6.1%	13.5%	0.9%	9.0%
Health Care Providers & Services	4.2%	6.8%	5.3%	7.4%	9.0%	7.9%
Construction & Engineering	7.9%	2.4%	5.1%	6.0%	0.0%	5.5%
Specialty Retail	5.3%	4.5%	4.9%	3.8%	5.2%	4.3%
Diversified Consumer Services	5.7%	1.9%	4.0%	3.7%	0.0%	2.4%
Hotels, Restaurants & Leisure	3.9%	2.9%	3.5%	2.5%	7.2%	4.2%
IT Services	0.0%	5.7%	2.5%	0.0%	3.8%	1.4%
Electronic Equipment, Instruments & Components	2.9%	1.8%	2.4%	3.7%	0.0%	2.4%
Professional Services	0.0%	4.6%	2.0%	2.2%	0.0%	1.4%
Metals & Mining	0.0%	4.5%	1.9%	0.0%	0.0%	0.0%
Food Products	0.0%	4.1%	1.8%	0.0%	4.0%	1.4%
Chemicals	0.0%	4.2%	1.8%	0.0%	3.8%	1.3%
Insurance	2.2%	1.3%	1.8%	2.6%	2.6%	2.6%
Trading Companies & Distributors	2.5%	0.8%	1.7%	2.6%	0.0%	1.7%
Aerospace & Defense	0.0%	3.8%	1.7%	0.0%	0.0%	0.0%
Oil, Gas & Consumable Fuels	0.0%	3.3%	1.4%	0.0%	0.0%	0.0%
Construction Materials	0.7%	1.4%	1.4%	0.8%	4.5%	0.5%
Containers & Packaging	0.0%	3.1%	1.3%	0.0%	1.3%	0.5%
Paper & Forest Products	2.0%	0.0%	1.2%	2.2%	0.0%	1.4%
Consumer Finance	1.9%	0.0%	1.1%	2.5%	0.9%	1.9%
Communications Equipment	0.0%	2.5%	1.1%	0.0%	0.5%	0.2%
Transportation Infrastructure	1.7%	0.0%	1.0%	2.0%	0.0%	1.3%
Pharmaceuticals	0.0%	1.6%	0.7%	0.0%	2.8%	1.0%
Internet Software & Services	1.1%	0.0%	0.6%	5.8%	0.0%	3.7%
Internet & Catalog Retail	0.0%	1.3%	0.6%	0.0%	2.2%	0.8%
Biotechnology	0.0%	1.1%	0.5%	0.0%	2.1%	0.7%
Food & Staples Retailing	0.0%	1.0%	0.4%	0.0%	6.3%	2.2%
Auto Components	0.0%	1.0%	0.4%	0.0%	3.0%	1.1%
Real Estate Management & Development	0.0%	0.6%	0.3%	0.0%	2.6%	0.9%
Thrifts & Mortgage Finance	0.0%	0.3%	0.1%	0.0%	2.1%	0.7%
Electric Utilities	0.0%	0.0%	0.0%	0.0%	2.0%	0.7%
Other(1)	6.5%	10.5%	8.3%	6.6%	8.6%	7.5%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 2.0% of the total LMM portfolio, total Middle Market portfolio and combined total LMM and Middle Market portfolio at each date.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION (Continued)

        At December 31, 2012 and 2011, Main Street had no LMM investments that were greater than 10% of its total LMM investment portfolio at fair value, no Middle Market investments that were greater than 10% of its total Middle Market investment portfolio at fair value and no portfolio investments that were greater than 10% of the total investment portfolio at fair value.

NOTE D—WHOLLY OWNED INVESTMENT MANAGER

        As part of the Formation Transactions, the Investment Manager became a wholly owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment since the Investment Manager is not an investment company and since it has historically conducted a significant portion of its investment management activities for parties outside of MSCC and its consolidated subsidiaries. The Investment Manager receives recurring investment management fees from MSC II pursuant to a separate investment advisory agreement. The payments due under the investment advisory agreement were fixed at $3.3 million per year, paid quarterly, until September 30, 2010. Subsequent to September 30, 2010, under the investment advisory agreement, MSC II is obligated to pay a 2% annualized management fee based upon the MSC II assets under management. Subsequent to the Exchange Offer, the investment in the Investment Manager was reduced to reflect the remaining pro rata portion of the MSC II equity and the related portion of the MSC II management fees that were not acquired in the Exchange Offer. Upon completion of the Final MSC II Exchange in the first quarter of 2012, the investment in the Investment Manager was further reduced to reflect MSCC's ownership of all of the MSC II equity and the related MSC II management fees. The Investment Manager also receives certain management, consulting and advisory fees for providing these services to third parties (the "External Services"). During May of 2012, MSCC and the Investment Manager executed an investment sub-advisory agreement to provide certain investment advisory services to HMS Adviser, LP, which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"). HMS Income is a newly-formed BDC whose registration statement on Form N-2 was declared effective by the Securities and Exchange Commission (the "SEC") in June 2012. Under the investment sub-advisory agreement, the Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. However, for the one-year period from the effective date of HMS Adviser's registration statement on Form N-2 through June 4, 2013, the Investment Manager has agreed to waive all such fees to the extent that distributions declared and payable by HMS Income would represent a return of capital for purposes of U.S. federal income tax. As a result, as of December 31, 2012, the Investment Manager has not received any base management fee or incentive fees under the investment sub-advisory agreement and the Investment Manager is not due any unpaid compensation for any base management fee or incentive fees under the investment sub-advisory agreement. The Investment Manager has elected, for tax purposes, to be treated as a taxable entity and is taxed at normal corporate tax rates based on its taxable income. The taxable income of the Investment Manager may differ from its book income due to temporary book and tax timing differences, as well as permanent differences. The Investment Manager provides for any current taxes payable and deferred tax items in its separate financial statements.

        MSCC has a support services agreement with the Investment Manager that is structured to provide reimbursement to the Investment Manager for any personnel, administrative and other costs it incurs in conducting its operational and investment management activities in excess of the fees received for providing management advisory services. As a wholly owned subsidiary of MSCC, the Investment

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER (Continued)

Manager manages the day-to-day operational and investment activities of MSCC and its subsidiaries. The Investment Manager pays personnel and other administrative expenses, except those specifically required to be borne by MSCC which principally include direct costs that are specific to MSCC's status as a publicly traded entity. The expenses paid by the Investment Manager include the cost of salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.

        Pursuant to the support services agreement with MSCC, the Investment Manager is reimbursed each quarter by MSCC for its cash operating expenses, less fees that the Investment Manager receives from MSC II and third parties, associated with providing investment management and other services to MSCC, its subsidiaries and third parties. Subsequent to the consolidation of MSC II in connection with the Exchange Offer, the management fees paid by MSC II to the Investment Manager are now included in "Expenses reimbursed to affiliated Investment Manager" on the statements of operations along with any additional net costs reimbursed by MSCC to the Investment Manager pursuant to the support services agreement. For the years ended December 31, 2012, 2011, and 2010, the expenses reimbursed by MSCC and management fees paid by MSC II to the Investment Manager totaled $10.7 million, $8.9 million, and $5.3 million, respectively.

        In its separate stand-alone financial statements as summarized below, as part of the Formation Transactions, the Investment Manager recognized an $18 million intangible asset related to the investment advisory agreement with MSC II consistent with Staff Accounting Bulletin No. 54, Application of "Pushdown" Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase ("SAB 54"). Under SAB 54, push-down accounting is required in "purchase transactions that result in an entity becoming substantially wholly owned." In this case, MSCC acquired 100% of the equity interests in the Investment Manager in the Formation Transactions. Because the $18 million value attributed to MSCC's investment in the Investment Manager was derived from the long-term, recurring management fees under the investment advisory agreement with MSC II, the same methodology used to determine the $18 million valuation of the Investment Manager in connection with the Formation Transactions was utilized to establish the push-down accounting basis for the intangible asset. The intangible asset is being amortized over the estimated economic life of the investment advisory agreement with MSC II. The Investment Manager recognized amortization expense associated with the intangible asset of $1.3 million, $1.2 million and $1.1 million for the three years ended December 31, 2012, 2011, and 2010, respectively. Amortization expense is not included in the expenses reimbursed by MSCC to the Investment Manager based upon the support services agreement since it is non-cash and non-operating in nature.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER (Continued)

        Summarized financial information from the separate financial statements of the Investment Manager is as follows:

	As of December 31,	As of December 31,
	2012	2011
	(in thousands)
	(Unaudited)
Cash	$741	$99
Accounts receivable	69	28
Accounts receivable—MSCC	4,066	4,831
Intangible asset (net of accumulated amortization of $5,681 and $4,392 as of December 31, 2012 and December 31, 2011, respectively)	12,319	13,608
Deposits and other	462	145

Total assets	$17,657	$18,711

Accounts payable and accrued liabilities	$5,483	$5,248
Equity	12,174	13,463

Total liabilities and equity	$17,657	$18,711

	Twelve Months Ended December 31,
	2012	2011	2010
		(in thousands)
		(Unaudited)
Management fee income from Main Street Capital II	$2,584	$2,455	$3,054
Other management advisory fees	283	527	370

Total income	2,867	2,982	3,424
Salaries, benefits and other personnel costs	(9,230)	(8,270)	(4,543)
Occupancy expense	(340)	(328)	(309)
Professional expenses	(129)	(77)	(102)
Amortization expense—intangible asset	(1,289)	(1,183)	(1,085)
Other expenses	(1,253)	(767)	(679)
Expense reimbursement from MSCC	8,085	6,460	2,209

Total net expenses	(4,156)	(4,165)	(4,509)

Net Loss	$(1,289)	$(1,183)	$(1,085)

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE E—DEFERRED FINANCING COSTS

        Deferred financing costs balances as of December 31, 2012 and 2011 are as follows:

	As of December 31,
	2012	2011
SBIC debenture commitment fees	$1,410	$1,340
SBIC debenture leverage fees	3,453	3,065
Credit Facility Fees	3,502	1,930

Subtotal	8,365	6,335
Accumulated amortization	(3,203)	(2,167)

Net deferred financing costs balance	$5,162	$4,168

        Estimated aggregate amortization expense for each of the five years succeeding December 31, 2012 and thereafter is as follows:

Years Ended December 31,	Estimated Amortization
2013	$979
2014	$897
2015	$845
2016	$807
2017	$659
2018 and thereafter	$975

NOTE F—SBIC DEBENTURES

        SBIC debentures payable at December 31, 2012 and 2011 were $225 million and $220 million, respectively. SBIC debentures provide for interest to be paid semi-annually, with principal due at the applicable 10-year maturity date of each debenture. The weighted average annual interest rate on the SBIC debentures as of December 31, 2012 and 2011 was 4.7% and 5.1%, respectively. The first principal maturity due under the existing SBIC debentures is in 2014, and the remaining weighted average duration as of December 31, 2012 is approximately 6.4 years. Main Street recognized interest expense attributable to the SBIC debentures of $11.4 million, $11.1 million and $8.5 million, respectively, in the three years ended December 31, 2012, 2011 and 2010. In accordance with SBA regulations, the Funds are precluded from incurring additional non-SBIC debt without the prior approval of the SBA. The Funds are subject to annual compliance examinations by the SBA. There have been no historical findings resulting from these examinations.

        As of December 31, 2012, the recorded value of the SBIC debentures was $211.5 million which consisted of (i) $86.5 million recorded at fair value, or $13.5 million less than the $100 million face value of the SBIC debentures held in MSC II, and (ii) $125 million reported at face value and held in MSMF. As of December 31, 2012, if Main Street had adopted the fair value option under ASC 825 for all of its SBIC debentures, Main Street estimates the fair value of its SBIC debentures would be

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE F—SBIC DEBENTURES (Continued)

approximately $194.8 million, or $30.2 million less than the $225 million face value of the SBIC debentures.

Maturity Date	Fixed Interest Rate	December 31, 2012	December 31, 2011
9/1/2013	5.762%	$—	$4,000,000
3/1/2014	5.007%	—	3,000,000
9/1/2014	5.571%	—	9,000,000
9/1/2014	5.539%	6,000,000	6,000,000
3/1/2015	5.925%	2,000,000	2,000,000
3/1/2015	5.893%	2,000,000	2,000,000
9/1/2015	5.796%	19,100,000	19,100,000
3/1/2017	6.231%	3,900,000	3,900,000
3/1/2017	6.263%	1,000,000	1,000,000
3/1/2017	6.317%	5,000,000	5,000,000
3/1/2020	4.514%	10,000,000	10,000,000
9/1/2016	6.476%	5,000,000	5,000,000
3/1/2017	6.317%	7,100,000	7,100,000
9/1/2017	6.434%	19,800,000	19,800,000
9/1/2017	6.469%	7,900,000	7,900,000
3/1/2018	6.377%	10,200,000	10,200,000
9/1/2019	4.950%	20,000,000	20,000,000
9/1/2020	3.932%	10,000,000	10,000,000
9/1/2020	3.500%	35,000,000	35,000,000
3/1/2021	4.369%	10,000,000	10,000,000
3/1/2021	4.599%	20,000,000	20,000,000
9/1/2021	3.392%	10,000,000	10,000,000
9/1/2022	2.530%	5,000,000	—
3/1/2023(1)	1.446%	16,000,000	—

Ending Balance		$225,000,000	$220,000,000

(1)
The interest rate for this tranche of SBIC debentures represents an initial rate that has not been fixed by the SBA as of December 31, 2012. In March 2013, the rate for this tranche of SBIC debentures will be determined and, thereafter, the rate will be fixed for the ensuing 10 years.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE G—CREDIT FACILITY

        Main Street maintains the Credit Facility to provide additional liquidity in support of future investment and operational activities and since December 31, 2010 has amended the Credit Facility several times. In November 2011, Main Street amended the Credit Facility to increase the total commitments available from $155 million to $210 million. The $55 million increase in total commitments included commitment increases by lenders currently participating in the Credit Facility, as well as the addition of one new lender relationship which diversified the Main Street lending group to a total of seven participants. In December 2011, Main Street further expanded the Credit Facility from $210 million to $235 million. The $25 million increase in total commitments included the addition of one new lender relationship which further diversified the lending group to a total of eight participants. These increases in total commitments were executed under the accordion feature of the Credit Facility which at the time allowed Main Street to increase the total commitments under the facility up to $300 million of total commitments from new or existing lenders on the same terms and conditions as the existing commitments. In May 2012, Main Street amended its Credit Facility to expand the commitments from $235.0 million to $277.5 million. The $42.5 million increase in total commitments included commitment increases by three lenders currently participating in the Credit Facility under the accordion feature of the Credit Facility. In July 2012, Main Street further expanded its commitments under the Credit Facility from $277.5 million to $287.5 million. The $10.0 million increase in total commitments was the result of the addition of one new lender relationship which further diversified the Main Street lending group to a total of nine participants. The amended Credit Facility contained an upsized accordion feature that at the time allowed for a further increase in total commitments under the facility up to $350 million of total commitments from new and existing lenders on the same terms and conditions as the existing commitments. The Credit Facility was scheduled to mature in September 2014, but in November 2012, Main Street further amended the Credit Facility to extend the final maturity to five years, through September 2017. The amended Credit Facility contains an upsized accordion feature which allows Main Street to increase the total commitments under the facility up to $400 million from new or existing lenders on the same terms and conditions as the existing commitments.

        Borrowings under the Credit Facility bear interest, subject to Main Street's election, on a per annum basis equal to (i) the applicable LIBOR rate (0.21% as of December 31, 2012) plus 2.50% or (ii) the applicable base rate (Prime Rate, 3.25% as of December 31, 2012) plus 1.50%. Main Street pays unused commitment fees of 0.375% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the assets of the Funds. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0, (ii) maintaining an asset coverage ratio of at least 2.5 to 1.0, and (iii) maintaining a minimum tangible net worth. The Credit Facility includes an initial revolving period through September 2015 followed by a two-year term out period with a final maturity in September 2017, and contains two, one-year extension options which could extend both the revolving period and the final maturity by up to two years, subject to certain conditions including lender approval.

        At December 31, 2012, Main Street had $132 million in borrowings outstanding under the Credit Facility. Main Street recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs, of $4.2 million, $2.5 million and $0.7 million, respectively, for the years ended December 31, 2012, 2011 and 2010. As of December 31, 2012, the interest rate on the Credit Facility was 2.71%, and Main Street was in compliance with all financial covenants of the Credit Facility.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE H—FINANCIAL HIGHLIGHTS

	Years Ended December 31,
Per Share Data:	2012	2011	2010	2009	2008
Net asset value at the beginning of the period	$15.19	$13.06	$11.96	$12.20	$12.85
Net investment income(1)(3)	2.01	1.69	1.16	0.92	1.13
Net realized gain (loss) from investments(1)(2)(3)	0.55	0.11	(0.17)	(0.78)	0.16
Net change in unrealized appreciation(1)(2)(3)	1.34	1.23	1.14	0.82	(0.44)
Income tax provision(1)(2)(3)	(0.37)	(0.27)	(0.05)	0.23	0.35
Bargain purchase gain(1)	—	—	0.30	—	—

Net increase in net assets resulting from operations(1)	3.53	2.76	2.38	1.19	1.20
Dividends paid to stockholders from net investment income	(1.17)	(1.46)	(1.39)	(1.32)	(0.63)
Dividends paid to stockholders from realized gains/losses	(0.54)	(0.10)	(0.11)	(0.18)	(0.80)
Impact of the net change in monthly dividends declared prior to the end of the period	(0.02)	(0.14)	—	0.13	(0.13)
Accretive effect of public stock offerings (issuing shares above NAV per share)	1.33	0.74	0.49	—	—
Accretive effect of Exchange Offer	—	—	0.22	—	—
Adjustment to investment in Investment Manager in connection with Exchange Offer Transactions	—	—	(0.73)	—	—
Accretive effect of DRIP issuance (issuing shares above NAV per share)	0.07	0.05	0.08	—	—
Other(4)	0.20	0.28	0.16	(0.06)	(0.29)

Net asset value at the end of the period	$18.59	$15.19	$13.06	$11.96	$12.20

Market value at the end of the period	$30.51	$21.24	$18.19	$16.12	$9.77
Shares Outstanding at the end of the period	34,589,484	26,714,384	18,797,444	10,842,447	9,206,483

(1)
Based on weighted average number of common shares outstanding for the period.

(2)
Net realized gains or losses, net change in unrealized appreciation or depreciation, and income taxes can fluctuate significantly from period to period.

(3)
Per share amounts are net of the amounts attributable to the noncontrolling equity interests in MSC II for the periods prior to the completion of the Final MSC II Exchange during the first quarter of 2012.

(4)
Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE H—FINANCIAL HIGHLIGHTS (Continued)

	Twelve Months Ended December 31,
	2012	2011	2010	2009	2008
	(in thousands, except percentages)
Net asset value at end of period	$642,976	$405,711	$245,535	$129,660	$112,356
Average net asset value	$512,156	$327,386	$195,785	$120,540	$114,977
Average outstanding debt	$332,154	$277,692	$158,563	$57,000	$55,000
Ratio of total expenses, including income tax expense, to average net asset value(1)(2)	8.18%	9.82%	8.81%	5.63%	6.07%
Ratio of operating expenses to average net asset value(1)	6.07%	7.96%	8.34%	5.63%	6.07%
Ratio of operating expenses, excluding interest expense, to average net asset value(1)	3.03%	4.01%	3.98%	2.48%	2.79%
Ratio of net investment income to average net asset value(1)	11.57%	11.76%	9.65%	7.65%	8.97%
Portfolio turnover ratio	56.22%	30.82%	26.71%	18.48%	19.34%
Total investment return(4)	53.60%	26.95%	23.97%	86.23%	(22.23)%
Total return based on change in net asset value(3)	25.73%	25.64%	26.11%	10.64%	9.84%

(1)
Ratios are net of amounts attributable to the noncontrolling equity interests in MSC II for the periods prior to the completion of the Final MSC II Exchange during the first quarter of 2012.

(2)
Total expenses are the sum of operating expenses and income tax expense. Income tax expense primarily relates to the accrual of deferred taxes on the net unrealized appreciation from portfolio investments held in Taxable Subsidiaries, which is non-cash in nature and may vary significantly from period to period. Main Street is required to include deferred taxes in calculating its total expenses even though these deferred taxes are not currently payable.

(3)
Total return based on change in net asset value was calculated using the sum of ending net asset value plus dividends to stockholders and other non-operating changes during the period, as divided by the beginning net asset value.

(4)
Total investment return based on purchase of stock at the current market price on the first day and a sale at the current market price on the last day of each period reported on the table and assumes reinvestment of dividends at prices obtained by the registrant's dividend reinvestment plan during the period. The return does not reflect sales load.

NOTE I—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME

        During November 2012, we declared a special dividend of $0.35 per share for January 2013 and regular monthly dividends of $0.15 per share for each of January, February and March 2013. These regular monthly dividends equal a total of $0.45 per share for the first quarter of 2013. The first quarter 2013 regular monthly dividends represent an 11.1% increase from the dividends declared for the first quarter of 2012. During 2012, Main Street paid monthly dividends of (i) $0.135 per share for each month of January 2012 through March 2012, (ii) $0.140 per share for each month of April 2012 through June 2012, (iii) $0.145 per share for each month of July 2012 through September 2012, and (iv) $0.15 per share for each month of October 2012 thru December 2012, totaling $49.6 million, or $1.71 per share. For tax purposes, the 2012 dividends, which included the effects of accrued dividends, were comprised of (i) ordinary income totaling approximately $0.92 per share, (ii) long term capital gain totaling approximately $0.75 per share, and (iii) qualified dividend income totaling approximately $0.05 per share. As of December 31 2012, Main Street estimates that it has generated undistributed taxable income of approximately $44.4 million, or $1.28 per share, that will be carried forward toward

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE I—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

distributions to be paid in 2013. For the year ended December 31, 2011, Main Street paid total monthly dividends of approximately $34.9 million, or $1.56 per share. For the year ended December 31, 2010, Main Street paid total monthly dividends of approximately $23.9 million, or $1.50 per share.

        Ordinary dividend distributions from a RIC do not qualify for the reduced maximum tax rate on qualified dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for dividends will generally include both ordinary income and capital gains but may also include qualified dividends or return of capital. The tax character of distributions paid for the years ended December 31, 2012, 2011 and 2010 was as follows:

	For the Years Ended December 31,
	2012	2011	2010
	(in thousands)
Ordinary income	$28,440	$29,354	$19,465
Qualified dividends	1,663	1,445	219
Distributions of long term capital gains	21,073	7,750	4,216

Distributions on tax basis	$51,176	$38,549	$23,900

        MSCC has elected to be treated for federal income tax purposes as a RIC. As a RIC, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders as dividends. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the prior year.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE I—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

        Listed below is a reconciliation of "Net increase in net assets resulting from operations" to taxable income and to total distributions declared to common stockholders for the years ended December 31, 2012, 2011 and 2010.

	Years Ended December 31,
	2012	2011	2010
	(estimated, amounts in thousands)
Net increase in net assets resulting from operations	$104,444	$64,106	$39,970
Share-based compensation expense	2,565	2,047	1,489
Net realized income allocated to noncontrolling interest	(65)	(857)	(250)
Net change in unrealized appreciation on investments	(39,460)	(28,478)	(19,639)
Bargain Purchase Gain	—	—	(4,891)
Income tax provision	10,820	6,288	941
Pre-tax book (income) loss not consolidated for tax purposes	(2,187)	(223)	6,036
Book income and tax income differences, including debt origination, structuring fees, dividends, realized gains and changes in estimates	11,540	3,014	(101)

Estimated taxable income(1)	87,657	45,897	23,555
Taxable income earned in prior year and carried forward for distribution in current year	7,934	586	931
Ordinary taxable income earned in current period and carried forward for distribution	(49,603)	(11,540)	(586)
Dividend accrued as of period end and paid in the following period	5,188	3,606	—

Total distributions accrued or paid to common stockholders	$51,176	$38,549	$23,900

(1)
Main Street's taxable income for each period is an estimate and will not be finally determined until the company files its tax return for each year. Therefore, the final taxable income, and the taxable income earned in each period and carried forward for distribution in the following period, may be different than this estimate.

        The Taxable Subsidiaries hold certain portfolio investments for Main Street. The Taxable Subsidiaries are consolidated with Main Street for financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in Main Street's consolidated financial statements. The principal purpose of the Taxable Subsidiaries is to permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense or income tax benefit as a result of their ownership of various portfolio investments. This income tax expense or benefit, if any, is reflected in Main Street's Consolidated Statement of Operations.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE I—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

        Main Street's provision for income taxes, including the Taxable Subsidiaries, was comprised of the following:

	Years Ended December 31,
	2012	2011	2010
Current tax expense (benefit):
Federal	$168	$—	$—
State	1,059	253	200

Total current tax expense (benefit)	1,227	253	200
Deferred tax expense (benefit):
Federal	7,828	5,435	428
State	174	300	247

Total deferred tax expense (benefit)	8,002	5,735	675
Excise tax	1,591	300	66

Total income tax provision (benefit)	$10,820	$6,288	$941

        As of December 31, 2012, the cost of investments for federal income tax purposes was $870.2 million, with such investments having a gross unrealized appreciation of $121.9 million and gross unrealized depreciation of $20.4 million.

        The net deferred tax liability at December 31, 2012 was $11.8 million and primarily related to (i) $18.9 million of deferred tax liability associated with timing differences from net unrealized appreciation of portfolio investments held by the Taxable Subsidiaries and (ii) $0.2 million of deferred tax liability associated with timing differences from recognition of realized gains on portfolio investments held by the Taxable Subsidiaries, partially offset by (i) $4.8 million of deferred tax assets associated with net loss carryforwards primarily resulting from historical realized losses on portfolio investments held by the Taxable Subsidiaries and (ii) $2.6 million of deferred tax assets associated with basis differences of portfolio investments held by the Taxable Subsidiaries which are "pass through" entities for tax purposes. The net deferred tax liability at December 31, 2011 was $3.8 million and primarily related to (i) $11.5 million of deferred tax liability associated with timing differences from net unrealized appreciation of portfolio investments held by the Taxable Subsidiaries and (ii) $0.2 million of deferred tax liability associated with timing differences from recognition of realized gains on portfolio investments held by the Taxable Subsidiaries, partially offset by (i) $6.7 million of deferred tax assets associated with net loss carryforwards primarily resulting from historical realized losses on portfolio investments held by the Taxable Subsidiaries and (ii) $1.2 million of deferred tax assets associated with basis differences of portfolio investments held by the Taxable Subsidiaries which are "pass through" entities for tax purposes. Management believes that the realization of the deferred tax assets is more likely than not based on expectations as to future taxable income and scheduled reversals of temporary differences. Accordingly, Main Street did not record a valuation allowance related to its deferred tax

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE I—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

assets at December 31, 2012 and 2011. The following table sets forth the significant components of net deferred tax assets and liabilities as of December 31, 2012 and 2011:

	Years Ended December 31,
	2012	2011
Deferred tax assets:
Net operating loss carryforwards	4,769	6,687
Basis differences in portfolio investments	2,571	1,227

Total deferred tax assets	7,340	7,914

Deferred tax liabilities:
Net unrealized appreciation of portfolio investments	(18,877)	(11,491)
Other	(241)	(199)

Total deferred tax liabilities	(19,118)	(11,690)

Total net deferred tax assets (liabilities)	(11,778)	(3,776)

        For federal income tax purposes, the net loss carryforwards expire in various years from 2029 through 2032. The timing and manner in which Main Street will utilize any net loss carryforwards in any year, or in total, may be limited in the future under the provisions of the Code.

NOTE J—COMMON STOCK

        In December 2012, Main Street completed a follow-on public stock offering of 2,875,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $28.00 per share, resulting in total gross proceeds of approximately $80.5 million, less (i) underwriters' commissions of approximately $3.2 million and (ii) offering costs of approximately $0.2 million.

        In June 2012, Main Street completed a public stock offering of 4,312,500 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $22.50 per share, resulting in total gross proceeds of approximately $97.0 million, less (i) underwriters' commissions of approximately $3.9 million and (ii) offering costs of approximately $0.2 million.

        In October 2011, Main Street completed a public stock offering of 3,450,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $17.50 per share, resulting in total gross proceeds of approximately $60.4 million, less (i) underwriters' commissions of approximately $2.7 million and (ii) offering costs of approximately $0.2 million.

        In March 2011, Main Street completed a public stock offering of 4,025,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $18.35 per share, resulting in total gross proceeds of approximately $73.9 million, less (i) underwriters' commissions of approximately $3.3 million and (ii) offering costs of approximately $0.2 million.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE K—DIVIDEND REINVESTMENT PLAN ("DRIP")

        Main Street's DRIP provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if Main Street declares a cash dividend, the company's stockholders who have not "opted out" of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of MSCC common stock. Main Street has the option to satisfy the share requirements of the DRIP through the issuance of shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares will be valued based upon the final closing price of MSCC's common stock on the valuation date determined for each dividend by Main Street's Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs. Main Street's DRIP is administered by its transfer agent on behalf of Main Street's record holders and participating brokerage firms. Brokerage firms and other financial intermediaries may decide not to participate in Main Street's DRIP but may provide a similar dividend reinvestment plan.

        For the year ended December 31, 2012, $10.4 million of the total $49.6 million in dividends paid to stockholders represented DRIP participation. During this period, Main Street satisfied the DRIP participation requirements with the issuance of 349,960 newly issued shares and with the purchase of 63,416 shares of common stock in the open market. For the year ended December 31, 2011, $10.5 million of the total $34.9 million in dividends paid to stockholders represented DRIP participation. During this period, Main Street satisfied the DRIP participation requirements with the issuance of 348,695 newly issued shares and with the purchase of 217,407 shares of common stock in the open market. The shares disclosed above relate only to Main Street's DRIP and exclude any activity related to broker-managed dividend reinvestment plans. For the year ended December 31, 2010, $8.2 million of the total $23.9 million in dividends paid to stockholders represented DRIP participation. During this period, Main Street satisfied the DRIP participation requirements with the issuance of 478,731 newly issued shares and with the purchase of 35,572 shares of common stock in the open market. The shares disclosed above relate only to Main Street's DRIP and exclude any activity related to broker-managed dividend reinvestment plans.

NOTE L—SHARE-BASED COMPENSATION

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measured the grant date fair value based upon the market price of its common stock on the date of the grant and will amortize this fair value to share-based compensation expense over the requisite service period or vesting term.

        Main Street's Board of Directors approves the issuance of shares of restricted stock to Main Street employees pursuant to the Main Street Capital Corporation 2008 Equity Incentive Plan. These shares vest over a four-year period from the grant date and the fair value is expensed over the four-year service period starting on the grant date. The following table summarizes the restricted stock issuances

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE L—SHARE-BASED COMPENSATION (Continued)

approved by Main Street's Board of Directors and the remaining shares of restricted stock available for issuance as of December 31, 2012:

Restricted stock authorized under the plan	2,000,000
Less restricted stock granted on:
July 1, 2008	(245,645)
July 1, 2009	(98,993)
July 1, 2010	(149,357)
June 20, 2011	(117,728)
June 20, 2012	(133,973)
November 6, 2012	(7,476)
December 3, 2012	(5,000)

Restricted stock available for issuance as of December 31, 2012	1,241,828

        The following table summarizes the restricted stock issued to Main Street's independent directors pursuant to the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan. These shares vest on the day immediately preceding the annual meeting of stockholders following the respective grant date and are expensed over a one-year service period starting on the grant date:

Restricted stock authorized under the plan	200,000
Less restricted stock granted on:
July 1, 2008	(20,000)
July 1, 2009	(8,512)
July 1, 2010	(7,920)
June 20, 2011	(6,584)
August 3, 2011	(1,658)
June 20, 2012	(5,060)

Restricted stock available for issuance as of December 31, 2012	150,266

        For the years ended December 31, 2012, 2011, and 2010, Main Street recognized total share-based compensation expense of $2.6 million, $2.0 million, and $1.5 million, respectively, related to the restricted stock issued to Main Street employees and independent directors.

        As of December 31, 2012, there was $5.3 million of total unrecognized compensation expense related to Main Street's non-vested restricted shares. This compensation expense is expected to be recognized over a remaining weighted-average period of approximately 2.9 years as of December 31, 2012.

NOTE M—COMMITMENTS AND CONTINGENCIES

        At December 31, 2012, Main Street had a total of $72.4 million in outstanding commitments comprised of (i) seven commitments to fund revolving loans that had not been fully drawn and (ii) five capital commitments that had not been fully called.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE M—COMMITMENTS AND CONTINGENCIES (Continued)

        Main Street may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on Main Street in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, Main Street does not expect any current matters will materially affect its financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on Main Street's financial condition or results of operations in any future reporting period.

NOTE N—SUPPLEMENTAL CASH FLOW DISCLOSURES

        Listed below are the supplemental cash flow disclosures for the years ended December 31, 2012, 2011 and 2010:

	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Interest paid	$15,017	$12,067	$7,806
Taxes paid	$798	$194	$75
Non-cash financing activities:
Shares issued in connection with the MSC II Exchange Offer	$—	$—	$20,093
Shares issued pursuant to the DRIP	$8,922	$6,611	$7,637

NOTE O—SELECTED QUARTERLY DATA (UNAUDITED)

	2012
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total investment income	$20,559	$20,842	$22,954	$26,165
Net investment income	$12,849	$12,826	$15,522	$18,128
Net increase in net assets resulting from operations attributable to common stock	$23,784	$24,153	$31,967	$24,486
Net investment income per share—basic and diluted	$0.48	$0.47	$0.49	$0.56
Net increase in net assets resulting from operations attributable to common stock per share—basic and diluted	$0.89	$0.88	$1.01	$0.76

	2011
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total investment income	$13,375	$16,107	$17,086	$19,672
Net investment income	$7,392	$9,594	$10,361	$11,930
Net increase in net assets resulting from operations attributable to common stock	$10,323	$17,626	$14,436	$20,582
Net investment income per share—basic and diluted	$0.38	$0.41	$0.44	$0.45
Net increase in net assets resulting from operations attributable to common stock per share—basic and diluted	$0.54	$0.77	$0.62	$0.79

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE O—SELECTED QUARTERLY DATA (UNAUDITED) (Continued)

	2010
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total investment income	$7,093	$8,732	$9,006	$11,677
Net investment income	$3,220	$4,742	$4,758	$6,541
Net increase in net assets resulting from operations attributable to common stock	$9,057	$8,873	$10,943	$9,871
Net investment income per share—basic and diluted	$0.22	$0.31	$0.28	$0.34
Net increase in net assets resulting from operations attributable to common stock per share—basic and diluted	$0.63	$0.59	$0.65	$0.53

NOTE P—RELATED PARTY TRANSACTIONS

        As discussed further in Note D, subsequent to the completion of the Formation Transactions, the Investment Manager is a wholly owned portfolio company of MSCC. At December 31, 2012 and December 31, 2011, the Investment Manager had a receivable of $4.1 million and $4.8 million respectively due from MSCC related to operating expenses incurred by the Investment Manager required to support Main Street's business.

NOTE Q—SUBSEQUENT EVENTS

        During January 2013, Main Street invested $40.5 million of capital in Quality Lease and Rental Holdings, LLC, the parent company of Quality Lease Service, LLC and Quality Lease Rental Service, LLC (together, "Quality"). Main Street's investment consists of $38 million in senior, secured term debt in Quality and a $2.5 million direct equity investment in Quality's parent holding company. Founded in 1989, Quality is headquartered in El Campo, Texas and provides drill site services and equipment rentals to the upstream oil and gas industry. Quality provides high quality, custom built mobile housing units to be used at the well site during drilling and completion operations. Quality also provides a variety of other services at the well site, including pad, pit, and road construction, pipeline and flow line equipment installation, equipment rental and heavy hauling.

        During March 2013, Main Street declared regular monthly dividends of $0.155 per share for each of April, May and June 2013. These regular monthly dividends equal a total of $0.465 per share for the second quarter of 2013. The second quarter 2013 regular monthly dividends represent a 10.7% increase from the dividends declared for the second quarter of 2012. Including the dividends declared for the second quarter of 2013, Main Street will have paid $9.29 per share in cumulative dividends since its October 2007 initial public offering.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders' of
Main Street Capital Corporation

        We have audited in accordance with the standards of the Public Company Accounting Oversight Board (United States) the consolidated financial statements of Main Street Capital Corporation (a Maryland corporation) referred to in our report dated March 8, 2013, which is included in the annual report on Form 10-K. Our audits of the basic financial statements include the financial statement schedule 12-14 which is the responsibility of the Company's management. In our opinion, this financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ GRANT THORNTON LLP

Houston, Texas
March 8, 2013

Schedule 12-14

MAIN STREET CAPITAL CORPORATION

Schedule of Investments in and Advances to Affiliates
Year ended December 31, 2012

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2011 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2012 Value

CONTROL INVESTMENTS
Bond-Coat, Inc.
	12% Secured Debt	$20	—	14,550	—	14,550
	Common Stock	—	—	6,350	—	6,350

Café Brazil, LLC
	12% Secured Debt	119	1,400	1	901	500
	Member Units	121	3,430	260	—	3,690

California Healthcare Medical Billing, Inc.
	12% Secured Debt	1,131	8,530	374	888	8,016
	Warrants	—	3,380	—	—	3,380
	Common Stock	18	1,560	—	—	1,560

CBT Nuggets, LLC
	14% Secured Debt	126	1,750	—	1,300	450
	Member Units	740	5,570	2,230	—	7,800

Ceres Management, LLC (Lambs)
	14% Secured Debt	578	3,749	244	—	3,993
	Class B Member Units	—	—	3,000	—	3,000
	Member Units	—	1,050	500	1,550	—

Condit Exhibits, LLC
	13% Current/5% PIK Secured Debt	862	4,406	669	423	4,652
	Warrants	—	560	40	—	600

Currie Acquisitions, LLC
	12% Secured Debt	6	4,750	—	4,750	—
	Warrants	—	100	—	100	—

Gulf Manufacturing, LLC
	9% PIK Secured Debt	88	1,185	—	266	919
	Member Units	746	9,840	2,820	—	12,660

Harrison Hydra-Gen, Ltd.
	9% Secured Debt	784	5,230	507	713	5,024
	Preferred Stock	137	1,081	86	86	1,081
	Common Stock	64	2,240	—	690	1,550

Hawthorne Customs & Dispatch Services, LLC
	Member Units	6	1,410	—	270	1,140

Hydratec, Inc.
	Common Stock	1,416	12,337	1,373	—	13,710

Indianapolis Aviation Partners, LLC
	15% Secured Debt	678	4,120	329	379	4,070
	Warrants	—	1,650	480	—	2,130

Jensen Jewelers of Idaho, LLC
	Prime plus 2% Secured Debt	121	2,260	—	564	1,696
	13% Current/6% PIK Secured Debt	364	2,345	121	707	1,759
	Member Units	167	1,750	310	—	2,060

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2011 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2012 Value

Lighting Unlimited, LLC
	8% Secured Debt	176	1,984	16	108	1,892
	Preferred Stock	136	510	—	17	493
	Warrants	—	—	4	—	4
	Common Stock	—	210	—	174	36

Marine Shelters Holdings, LLC
	12% Secured Debt	244	—	10,045	—	10,045
	Preferred Stock	—	—	3,750	—	3,750

Mid-Columbia Lumber Products, LLC
	10% Secured Debt	145	1,250	—	—	1,250
	12% Secured Debt	527	3,670	230	—	3,900
	Warrants	—	890	580	—	1,470
	Member Units	—	930	650	—	1,580

NAPCO Precast, LLC
	Prime plus 2% Secured Debt	560	3,376	9	51	3,334
	18% Secured Debt	733	5,142	29	78	5,093
	Member Units	8	4,195	165	—	4,360

NRI Clinical Research, LLC
	14% Secured Debt	803	5,183	87	764	4,506
	Warrants	4	252	228	—	480
	Member Units	7	500	460	—	960

NRP Jones, LLC
	12% Secured Debt	1,635	11,041	850	—	11,891
	Warrants	—	817	533	—	1,350
	Member Units	384	2,900	1,900	—	4,800

NTS Holdings, Inc.
	12% Secured Debt	232	5,742	258	6,000	—
	Preferred Stock	433	11,918	434	12,352	—
	Common Stock	—	2,140	—	2,140	—

OMi Holdings, Inc.
	12% Secured Debt	824	7,950	746	2,696	6,000
	Common Stock	—	2,270	6,470	—	8,740

Pegasus Research Group, LLC (Televerde)
	13% Current/5% PIK Secured Debt	1,020	6,089	562	1,660	4,991
	Member Units	200	1,250	2,540	—	3,790

PPL RVs, Inc.
	11.1% Secured Debt	914	4,235	4,225	—	8,460
	Common Stock	—	3,980	2,140	—	6,120

Principle Environmental, LLC
	12% Secured Debt	763	4,080	670	—	4,750
	12% Current/2% PIK Secured Debt	514	3,507	90	3	3,594
	Warrants	—	2,110	1,750	—	3,860
	Member Units	16	3,600	2,687	137	6,150

River Aggregates, LLC
	12% Secured Debt	503	3,227	435	—	3,662
	Warrants	—	100	—	100	—
	Member Units	—	200	—	200	—

The MPI Group, LLC
	4.5% Current/4.5% PIK Secured Debt	82	1,041	36	—	1,077
	6% Current/6% PIK Secured Debt	608	5,294	294	—	5,588
	Warrants	—	—	—	—	—

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2011 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2012 Value

Thermal & Mechanical Equipment, LLC
	Prime plus 2% Secured Debt	115	1,266	7	240	1,033
	13% Current/5% PIK Secured Debt	732	4,053	217	978	3,292
	Member Units	1,031	5,660	2,590	—	8,250

Uvalco Supply, LLC
	Member Units	116	3,290	—	530	2,760

Van Gilder Insurance Corporation
	8% Secured Debt	221	2,692	16	445	2,263
	13% Secured Debt	955	4,387	932	—	5,319
	Warrants	—	1,209	—	29	1,180
	Common Stock	5	2,500	—	70	2,430

Vision Interests, Inc.
	6.5% Current/6.5% PIK Secured Debt	416	2,935	211	—	3,146
	Series A Preferred Stock	—	3,000	—	70	2,930
	Common Stock	—	—	110	—	110

Ziegler's NYPD, LLC
	Prime plus 2% Secured Debt	94	996	2	—	998
	13% Current/5% PIK Secured Debt	905	4,270	1,030	—	5,300
	Warrants	—	400	—	220	180

Other
		384	5,002	60	94	4,968

Income from Control Investments disposed of during the year		—	—	—	—	—

	Total—Control	$24,737	$238,926	$82,292	$42,743	$278,475

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2011 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2012 Value

AFFILATE INVESTMENTS
American Sensor Technologies, Inc.
	9% Secured Debt	$57	$3,039	$7	$3,046	$—
	Warrants	—	3,100	1,070	—	4,170

Bridge Capital Solutions Corporation
	13% Secured Debt	545	—	4,754	—	4,754
	Warrants	—	—	310	—	310

Compact Power Equipment Centers, LLC
	6% Current/6% PIK Secured Debt	334	2,831	838	3,669	—
	8% PIK Secured Debt	—	108	—	108	—
	Series A Member Units	52	853	379	1,232	—
	Member Units	—	1	—	1	—

Daseke, Inc.
	Common Stock	11	4,220	3,090	—	7,310

Drilling Info, Inc.
	12% Secured Debt	1,095	8,000	935	8,935	—
	8.75% Secured Debt	11	750	—	750	—
	Warrants	—	10,360	—	10,360	—
	Common Stock	—	4,890	180	5,070	—

East Teak Fine Hardwoods, Inc.
	Common Stock	138	380	—	—	380

Gault Financial, LLC (RMB Capital, LLC)
	14% Secured Debt	1,573	9,897	123	672	9,348
	Warrants	—	400	—	160	240

Houston Plating & Coatings, LLC
	Member Units	694	5,990	2,290	—	8,280

Indianhead Pipeline Services, LLC
	12% Secured Debt	755	—	9,461	1,275	8,186
	Preferred Equity	56	—	1,676	—	1,676
	Warrants	—	—	1,490	—	1,490
	Member Units	92	—	50	—	50

Integrated Printing Solutions, LLC
	13% Secured Debt	1,992	9,228	2,579	—	11,807
	Preferred Equity	—	—	2,000	—	2,000
	Warrants	—	600	500	—	1,100

irth Solutions, LLC
	12% Secured Debt	550	5,084	34	1,531	3,587
	Member Units	483	2,480	496	226	2,750

KBK Industries, LLC
	12.5% Secured Debt	557	5,250	9,000	5,250	9,000
	10% Secured Debt	337	15	1,250	1,265	—
	Member Units	392	2,800	2,750	—	5,550

Laurus Healthcare, LP
	9% Secured Debt	302	5,850	—	5,850	—
	Class A and C Units	406	5,430	—	5,430	—

Olympus Building Services, Inc.
	12% Secured Debt	400	2,306	850	181	2,975
	12% Current/3% PIK Secured Debt	150	994	120	100	1,014
	Warrants	—	70	400	—	470

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2011 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2012 Value

OnAsset Intelligence, Inc.
	12% Secured Debt	767	916	584	—	1,500
	Preferred Stock	117	1,577	863	—	2,440
	Warrants	—	830	—	280	550

OPI International Ltd.
	12% Secured Debt	2,568	11,130	3,868	14,998	—
	Common Equity	1,399	4,100	871	—	4,971

PCI Holding Company, Inc.
	12% Current/4% PIK Secured Debt	82	—	4,909	—	4,909
	Preferred Stock	11	—	1,511	—	1,511

Radial Drilling Servcies Inc.
	12% Secured Debt	631	3,367	118	—	3,485
	Warrants	—	758	—	—	758

Samba Holdings, Inc.
	12.5% Secured Debt	921	2,941	9,059	77	11,923
	Common Stock	—	950	2,720	—	3,670

Schneider Sales Management, LLC
	13% Secured Debt	—	250	3,239	3,489	—
	Warrants	—	—	45	45	—

Spectrio LLC
	8% Secured Debt	21	168	112	—	280
	12% Secured Debt	1,886	13,341	4,622	—	17,963
	Warrants	—	2,720	700	—	3,420

SYNEO, LLC
	12% Secured Debt	646	5,374	44	1,200	4,218
	10% Secured Debt	147	1,412	1	—	1,413
	Member Units	—	1,000	—	—	1,000

Texas Reexcavation LC
	12% Current/3% PIK Secured Debt	33	—	5,881	—	5,881
	Class A Member Units	—	—	2,900	—	2,900

WorldCall, Inc.
	13% Secured Debt	21	646	—	646	—
	Common Stock	—	—	297	297	—

Other		343	—	20,493	1,319	19,174

Income from Affiliate Investments disposed of during the year		—	—	—	—	—

	Total—Affiliate Investments	$20,575	$146,406	$109,469	$77,462	$178,413

    This schedule should be read in conjunction with Main Street's Consolidated and Combined Financial Statements, including the Consolidated and Combined Schedule of Investments and Notes to the Consolidated Financial Statements.

(1)
The principal amount, the ownership detail for equity investments and if the investment is income producing is shown in the Consolidated and Combined Schedule of Investments.

(2)
Represents the total amount of interest, fees or dividends credited to income for the portion of the year an investment was included in Control or Affiliate categories, respectively. For investments transferred between Control and Affiliate categories during the year, any income related to the time period it was in the category other than the one shown at year end is included in "Income from Investments disposed of during the year".

(3)
Gross additions include increases in the cost basis of investments resulting from new portfolio investment, follow on investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross Additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category and out of a different category.

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

                  Shares

Main Street Capital Corporation

Common Stock

PROSPECTUS SUPPLEMENT

RAYMOND JAMES
GOLDMAN, SACHS & CO.
BAIRD

August       , 2013